UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q4 2010

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, LLC

Annual Report

December 31, 2010

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

40 Years of Vision, Stability and Growth

Fellow Shareholders:

This has been an eventful year for the Columbia Acorn Funds. Early in the year, the Board negotiated new management and administrative agreements with the Funds' adviser, Columbia Wanger Asset Management ("CWAM"), following its acquisition by Ameriprise Financial, Inc. These new agreements were crafted with the objective of preserving CWAM's autonomy and culture and ensuring that the terms of these agreements were in Fund shareholders' best interests. Finally, I am especially pleased to report that the CWAM investment team remains in place following the ownership transition. Together with Ameriprise's expressed commitment to support and maintain the unique culture of CWAM and the Acorn Funds, your trustees are optimistic that the necessary foundation has been laid to perpetuate a vibrant and successful investment organization.

Last year's letter spoke of change and continuity in the governance of your Funds. That process has continued with the retirement of two long-serving trustees, David Kleinman and Jack Wing, and the selection of three new trustees, David Small, John Heaton and David Rudis. Mr. Small is a senior partner at Grosvenor Capital Management, a successful manager of investment partnerships. Mr. Rudis was formerly the president of LaSalle Bank, a major Chicago bank until its sale a few years ago, and Mr. Heaton is a distinguished professor of finance at the University of Chicago. Our new trustees collectively bring extensive business, investment and financial expertise to the job of overseeing your Funds, and we are glad to have them on board. At the same time, we will miss David and Jack, each of whom served shareholders faithfully and well for many years.

The markets continued to recover in 2010, and all the Funds delivered strong absolute returns during the year. While these results are important, your trustees—each a shareholder—focus especially on long-term performance. To this end, we salute present and past members of the investment team at CWAM for the remarkable record that they have created for the Acorn Fund. Since the Fund's inception 40 years ago, the original Class Z shares have enjoyed average annual total returns in excess of the S&P 500, as have the Fund's other classes of shares, which were instituted in 2000. As a result of this performance, the Acorn Fund was ranked the number one U.S.-based mutual fund over its lifetime, ahead of 149 other U.S.-based funds in existence during the period.* This is an extraordinary legacy, which your trustees will work to see perpetuated.

Thank you for your confidence in the Acorn Funds, and best wishes for the new year.

James A. Star
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

*  According to Morningstar, Columbia Acorn Fund Class Z ranked #1 of 149 U.S.-based mutual funds in existence since June 10, 1970. These rankings are based on returns for Z Class shares for the period June 10, 1970, the inception date of the Fund, to December 31, 2010. Please refer to Page 1 for complete performance data.

	From Inception to 12/31/10	10 years	5 years	1 year
Acorn Fund compound return	15.01%	9.40%	5.91%	26.00%
Morningstar ranking	1 of 149	10 of 167	24 of 169	14 of 169

Source: ©2011 Morningstar, Inc. All rights reserved. Morningstar rankings are based on annualized total returns and do not reflect sales charges. Criteria: Open-ended mutual funds; inception date on or before Columbia Acorn Fund; oldest share class only; USD-based currency.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	1
Description of Indexes	2
Squirrel Chatter II: The Keys to Prosperity	3
Understanding Your Expenses	6
Columbia Acorn Fund
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	20
Statement of Investments	23
Columbia Acorn International
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	37
Statement of Investments	39
Portfolio Diversification	48
Columbia Acorn USA
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	49
Statement of Investments	50
Columbia Acorn International Select
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	58
Statement of Investments	59
Portfolio Diversification	63

Columbia Acorn Select
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	64
Statement of Investments	65
Columbia Thermostat Fund
In a Nutshell	18
At a Glance	19
Statement of Investments	70
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	72
Statements of Operations	73
Statements of Changes in Net Assets	74
Financial Highlights	78
Notes to Financial Statements	81
Report of Independent Registered Public Accounting Firm	91
Federal Income Tax Information	92
Board of Trustees and Management of Columbia Acorn Funds	93
Columbia Acorn Family of Funds Information	96

2010 Year-End Distributions

The following table details the year-end distributions for the Columbia Acorn Funds. Except for Columbia Thermostat Fund, the record date was December 14, 2010, the ex-dividend date was December 15, 2010, and the payable date was December 16, 2010. For Columbia Thermostat Fund, the record date was December 21, 2010, the ex-dividend date was December 22, 2010, and the payable date was December 23, 2010.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	None	$0.8374	$0.0140	$29.55
Columbia Acorn International	None	None	$0.3276	$39.79
Columbia Acorn USA	None	None	None	NA
Columbia Acorn International Select	None	None	None	NA
Columbia Acorn Select	None	None	None	NA
Columbia Thermostat Fund	None	None	$0.0678	$12.39

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 12/31/10

	NAV on 12/31/10	4th quarter*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$30.19	14.57%	26.00%	2.64%	5.91%	9.40%	15.01%
Russell 2500 Index		14.86%	26.71%	2.48%	4.86%	6.98%	NA
S&P 500 Index**		10.76%	15.06%	-2.86%	2.29%	1.41%	10.65%
Lipper Small-Cap Core Funds Index		15.40%	25.71%	2.88%	4.76%	6.96%	NA
Lipper Mid-Cap Growth Funds Index		13.93%	25.66%	0.11%	6.22%	2.59%	NA
Columbia Acorn International (ACINX) (9/23/92)	$40.92	8.57%	22.70%	0.08%	9.60%	9.33%	12.17%
S&P Global Ex-U.S. Between $500M and $5B Index		10.58%	24.36%	0.28%	8.19%	11.75%	9.45%
S&P Global Ex-U.S. SmallCap Index		10.65%	22.96%	-1.11%	7.29%	10.69%	8.64%
MSCI EAFE Index		6.61%	7.75%	-7.02%	2.46%	3.50%	6.24%
Lipper International Small/ Mid Growth Funds Index		11.64%	23.77%	-1.96%	6.34%	7.63%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$28.56	16.43%	23.16%	1.93%	3.48%	8.74%	10.57%
Russell 2000 Index		16.25%	26.85%	2.22%	4.47%	6.33%	7.55%
Russell 2500 Index		14.86%	26.71%	2.48%	4.86%	6.98%	9.14%
S&P 500 Index**		10.76%	15.06%	-2.86%	2.29%	1.41%	6.53%
Lipper Small-Cap Growth Funds Index		15.57%	26.08%	-0.04%	3.92%	2.58%	5.84%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$28.33	8.09%	21.89%	-2.45%	9.04%	6.63%	10.33%
S&P Developed Ex-U.S. Between $2B and $10B Index		9.75%	20.16%	-3.22%	4.95%	8.22%	8.36%
MSCI EAFE Index		6.61%	7.75%	-7.02%	2.46%	3.50%	3.96%
Lipper International Small/ Mid Growth Funds Index		11.64%	23.77%	-1.96%	6.34%	7.63%	11.35%
Columbia Acorn Select (ACTWX) (11/23/98)	$28.73	14.05%	22.88%	1.24%	6.28%	8.79%	11.14%
S&P MidCap 400 Index		13.50%	26.64%	3.52%	5.74%	7.16%	9.47%
S&P 500 Index**		10.76%	15.06%	-2.86%	2.29%	1.41%	2.44%
Lipper Mid-Cap Growth Funds Index		13.93%	25.66%	0.11%	6.22%	2.59%	6.50%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$12.44	7.37%	17.58%	2.62%	5.38%	—	7.84%
S&P 500 Index		10.76%	15.06%	-2.86%	2.29%	—	7.44%
Barclays Capital U.S. Aggregate Bond Index		-1.30%	6.54%	5.90%	5.80%	—	5.03%
Lipper Flexible Portfolio Funds Index		7.29%	12.91%	0.68%	4.75%	—	8.15%
50/50 Blended Benchmark††		4.65%	11.29%	2.04%	4.44%	—	6.57%

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no distribution and service (Rule 12b-1) fees. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the adviser.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 2.

1

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's adviser, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index are presented net of taxes.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The performance of the S&P Global Ex-U.S. SmallCap Index is provided to show how Columbia Acorn International's performance compares to foreign market performance with a similar geographic distribution and wider market cap range than the Fund's primary benchmark.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

2

Squirrel Chatter II: The Keys to Prosperity

In 1651, Thomas Hobbes described human life as "poor, nasty, brutish and short." Today, 360 years later, humanity has achieved record levels of prosperity, safety and longevity. The United Nations estimates that poverty was reduced more in the last 50 years than the previous 500.1 In the developing world, life expectancy rose from 44 years to 64 years from 1950 to 1999, while in the developed world, life expectancy rose from 66 years to 78 years.2

Hobbes's perspective was accurate for his time. There was very little growth in worldwide per capita GDP until about 1820; income in Europe had dropped for centuries following the decline and collapse of the Roman Empire.3 England and much of Europe were caught in a Malthusian trap, with population gyrating up and down largely due to plagues, famines and wars. But sometime around 1820, economic growth accelerated, and per capita GDP growth has averaged over 2% yearly since then, compounding into excellent gains in living standards.4 Why?

Four Conditions for Growth

William Bernstein's The Birth of Plenty, How Prosperity in the Modern World was Created is a fascinating history of worldwide economic circumstances. He discusses reasons for the successes and failures of many empires and countries. Bernstein believes that four institutional conditions are necessary for sustained growth: property rights and civil liberties, scientific rationalism, efficient capital markets, and fast and cheap transportation and communications. He notes that these four factors existed temporarily in sixteenth century Holland, then firmly in the English speaking countries, and in the last 50 years, increasingly over much of the world.5

Physical and intellectual property rights plus civil liberties create incentives and intellectual freedom to work hard, innovate and create wealth. In empires, totalitarian states and feudalistic societies, incentives to produce beyond immediate needs are nil, because governments or lords tend to impose confiscatory taxes and arbitrarily seize property. Bernstein believes that Rome fell, in part, due to excessive taxation on farmers. He also thinks that an independent judiciary is necessary to enforce property rights and civil liberties.

Scientific rationalism is needed for technological progress and innovation. Throughout history, various regimes run by church and state ossified due to the rejection of scientific observations in favor of dogma or preconceived beliefs. During medieval times, for example, astronomers who concluded the earth revolved around the sun were tortured. Bernstein cites the trial of Galileo as a turning point toward scientific rationalism. Early inventors then tended to be tinkerers rather than scientists, but science became increasingly important. For example, by the nineteenth century the steel industry had initiated the use of modern science laboratories staffed by full-time researchers.6

Efficient capital markets enable entrepreneurs and enterprises to raise capital at reasonable costs. I remember Jesse Jackson citing a lack of capital as a cause for inner city poverty: "Capitalism without capital is just plain ism."7 Bernstein notes that entrepreneurs once had huge downside risk from failures, namely debtors prisons in recent centuries and enslavement by creditors in ancient times. The creation of limited liability corporations during the nineteenth century in Britain and the United States was a breakthrough in reducing downside risks for capitalists.

Fast and cheap transportation and communication are also needed for prosperity. Bernstein explains that before railroads and the telegraph, transportation and communication were horribly expensive and slow. Rarely could bulk goods be transported over land more than 20 miles a day, and theft was rampant. Local crop failures often caused starvation. Mass markets did not exist. The reach of rail and telegraph grew incredibly rapidly during their first decades, spurring economic growth.

Bernstein provides plenty of case studies of regimes and countries that stagnated or failed due to the lack of one or more conditions, ranging from ancient societies and Japan under the samurai to Communist countries of the twentieth century. He states, "Institutions, not the bounty of nature or freedom from imperialist domination, separate the winners from the losers in the global economy."8

3

Trade Drives Prosperity

Matt Ridley's The Rational Optimist, How Prosperity Evolves adds substantial perspective to Bernstein's work and provides comforting thoughts about the future. Though Ridley does not mention Bernstein by name, it is clear that he agrees with Bernstein's basic contentions. Ridley sees property rights as the primary key to prosperity. He quotes a study by MIT economist Daron Acemoglu, which compared measures of property rights to economic growth across countries and determined that three-quarters of the variation of economic growth is explained by property rights.9 Ridley adds, "In a sample of 127 countries, the sixty-three with higher economic freedom had more than four times the income per capita and twice the growth rate of the countries that did not."10

Ridley's emphasis is on trade, which he believes allows increasing specialization, expertise, productivity and innovation. Humans seem to be hard-wired for trade. Archaeological evidence indicates that some 100,000 years ago humans began to barter.11 People traded things and also absorbed ideas. Human intelligence became collective and cumulative. Ridley states that, more recently, the history of the modern world is a history of ideas meeting, mixing, mating and mutating.12 Innovation results from an exchange of ideas. I think of the iPhone. Steve Jobs utilizes technologies and resources developed over centuries and components originated in many countries to make an incredibly innovative and useful device.

Ridley notes that societies that halted trade regressed. After ocean levels rose 10,000 years ago and cut off Tasmania from Australia, people there gradually lost the ability to fish and make tools out of bones. European mariners discovered Tasmanians wearing nothing but wallaby pelts and seal-fat grease.13 As another example of a closed-off society, Ridley writes, "China went from a state of economic and technological exuberance in around AD 1000 to one of dense population, agrarian backwardness and desperate poverty in 1950;" per capita income there was about flat in those 950 years.14

Ridley takes a libertarian view, highly skeptical of government. He states, "...governments generally tend to be good things at first and bad things the longer they last. First they improve society's ability to flourish by providing central services and removing impediments to trade and specialization... But...governments gradually employ more and more ambitious elites who... give themselves more and more rules to enforce, until they kill the goose that lays the golden eggs. ... Because it is a monopoly, government brings inefficiency and stagnation to most things it runs..."15

Ridley asserts that African governments have largely caused economic problems in Africa. He writes that famines in Darfur and Zimbabwe were the result of government policies. Setting up a company in Tanzania takes 379 days and $5,500, a huge sum there. Botswana has done substantially better, growing per capita GDP nearly 8% annually since its independence in 1966. That growth exceeded China's, and is largely due to secure property rights, Ridley says. Ridley is optimistic for much of Africa, however. Cell phones are spreading rapidly, providing both communication and micro-finance (two of Bernstein's conditions for prosperity). Ridley cites wonderful examples of products and labor reaching optimal markets and payments being made over cell phones.16

Ridley has comforting thoughts about the future, debunking naysayers. He notes that (oddly enough) over time humans have temporarily exhausted or driven to extinction renewable resources like forests and certain animal species, while non-renewable resources have lasted much longer than many expected. In 1865, an economist said Britain's coal was running out, and as early as 1914 the U.S. Bureau of Mines wrote that American oil reserves would last 10 years.17

Ridley believes supplies of oil, coal and gas "will last decades, perhaps centuries, and people will find alternatives long before they run out."18 He states that prices of conventional fuels need to rise and prices of alternatives need to fall, and both will occur as conventional supplies run down and efficiencies of alternatives rise. Ridley notes that wind, solar and biomass alternatives envelop enormous quantities of land. He denounces organic farming, noting that if farm yields fell back to 1961 levels, 82% of the land area of the earth would be needed for farming, up from 38%. "The Dark Ages were a massive experiment in back-to-the-land hippy lifestyle (without the trust fund)," he says.19

4

Ridley largely dismisses climate change fears. The scenario that calls for significant climate change by the year 2100 is a scenario of dramatic economic growth. He believes the world, and especially developing countries, will be much, much richer and better able to adapt to and mitigate climate change. In the meantime, carbon intensity20 of the worldwide economy is rapidly dropping, as wood, dung and coal become relatively less important and natural gas and nuclear power gain share, in an environment of substantially more efficient lighting, heating, transportation and manufacturing.

While some of Ridley's arguments seem a bit over the top, I think they generally appear coherent and largely believable. As to the climate change issue, I advocate taking reasonable steps to mitigate global warming. Most of my family's road miles are in a hybrid vehicle and both my home and Columbia Wanger Asset Management have adopted compact florescent lighting. Several years ago we calculated that replacing over 100 incandescent bulbs at the office saved enough electricity to power three average-sized homes.

I agree that prosperity is driven by the factors named by Bernstein and Ridley and, though there are imbalances in world economics, I think things will be okay. The Great Recession has ended, growth has resumed and the keys to prosperity remain in place. Many parts of the developing world are booming and we have invested accordingly. About 22% of Columbia Acorn International is invested in the developing world and many Fund investments in non-emerging market companies have some business tied to developing markets. Other Columbia Acorn Funds also own some stocks that benefit directly or indirectly from developing markets.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in Squirrel Chatter II are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

The information included on Pages 3, 4 and 5 of this report is unaudited.

1  Ridley, Matt, The Rational Optimist, How Prosperity Evolves, (New York, New York, HarperCollins 2010), p. 15.

2  Bernstein, William J., The Birth of Plenty, How the Prosperity of the Modern World was Created, (New York, New York, McGraw-Hill 2004), p. 10.

3  Ibid, p. 3.

4  Ibid, p. 12, 23.

5  Ibid, p. 15-17.

6  Ibid, p. 123.

7  Rev. Jesse Jackson quoted in an article that appeared in Ebony magazine, August 1967, titled "Apostles of Economics," p. 84.

8  Bernstein, William J., op. cit, p. 293.

9  Ridley, Matt, op. cit, p. 321.

10  Ibid, p. 117.

11  Ibid, p. 350.

12  Ibid, p. 272.

13  Ibid, p. 78.

14  Ibid, p. 180.

15  Ibid, p. 182.

16  Ibid, p. 320-326.

17  Ibid, p. 237.

18  Ibid, p. 238.

19  Ibid, p. 144, 175.

20  Carbon intensity is defined as the amount of CO2 produced divided by worldwide GDP.

5

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class Z Shares
Columbia Acorn Fund	1,000.00	1,000.00	1,301.20	1,021.37	4.41	3.87	0.76
Columbia Acorn International	1,000.00	1,000.00	1,284.10	1,020.21	5.70	5.04	0.99
Columbia Acorn USA	1,000.00	1,000.00	1,313.70	1,020.06	5.95	5.19	1.02
Columbia Acorn International Select	1,000.00	1,000.00	1,265.90	1,019.31	6.68	5.96	1.17
Columbia Acorn Select	1,000.00	1,000.00	1,290.10	1,020.27	5.66	4.99	0.98
Columbia Thermostat Fund**	1,000.00	1,000.00	1,198.10	1,023.95	1.39	1.28	0.25

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

*Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

**Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests. Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

6

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

7

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

lululemon athletica	1.5%
FMC Technologies	1.5%
Ametek	1.5%
Donaldson	1.4%
Fugro	1.2%
Pacific Rubiales Energy	0.9%
Abercrombie & Fitch	0.9%
Coach	0.6%
Silver Wheaton	0.5%
Southwestern Energy	0.4%
Talbots	0.2%

Columbia Acorn Fund rose an even 26.00% in 2010, building on its 39.65% gain achieved in 2009. We are happy to say that at year end 2010, the Fund, adjusted for distributions, was within 0.2% of its all-time high, which was achieved in October 2007, prior to the Great Recession. As shown on Page 1, Columbia Acorn Fund's gains for 2010 were a bit below its primary benchmark, the Russell 2500 Index, a bit above peer funds as represented by Lipper, and well above the large-cap S&P 500 Index. During the fourth quarter of 2010, the Fund rose 14.57%, approximately matching its benchmark and again beating the S&P 500.

Active apparel company lululemon athletica was up 125% during the year and 53% in the quarter and was the Fund's top dollar winner in both periods. Handbag designer and retailer Coach also did well, rising 53% for the year and 29% for the quarter. Both companies had excellent product offerings and fine earnings growth.

Other retail stocks held in the Fund had mixed results. Teen apparel retailer Abercrombie & Fitch jumped 68% in the year and 47% in the quarter, as it became more price-competitive and gained market share. Women's specialty apparel retailer Charming Shoppes and branded multi-channel retailer J Crew Group had disappointing results for the year, sinking 45% and 30% respectively, while Talbots, a women's retailer, was the biggest dollar loser in the quarter, dropping 35%. We sold the Fund's positions in Charming Shoppes and J Crew. We weighted consumer stocks correctly, as lululemon's dollar gains were five-times that of the largest consumer stock loser in the Fund and Abercrombie & Fitch's gains were more than twice that of the biggest loser.

Industrial stocks provided fine upside. Aerospace and industrial instrument maker Ametek measured a 55% gain during the year and 23% in the quarter, ranking in the Fund's top five dollar contributors for both periods. Filter maker Donaldson rose 39% in the year and 24% in the quarter. Both companies reported excellent earnings gains. Industrial stocks made up 18.5% of the Fund at year end.

Oil production and service stocks did very well. Oil and gas wellhead manufacturer FMC Technologies was the Fund's second largest dollar winner during the year, rising 54%, and Colombian oil producer Pacific Rubiales Energy nailed third place, gaining 130%. During the quarter, these stocks were up 30% and 21%, respectively. Holland-based sub-sea oilfield services provider Fugro jumped 48% in the year and 25% in the quarter. Natural gas related stocks, in contrast, fizzled. Oil and gas producer Southwestern Energy was off 22% during the year and was the Fund's largest dollar loser, surrendering less than one-third of FMC's gains. Believing that oil prices are likely to stay high relative to natural gas prices, we shifted some investments accordingly.

The portion of Columbia Acorn Fund's portfolio invested in foreign stocks was up 41.24% in the year and accounted for 12.6% of Fund assets at year end.* In addition to the strong international energy names mentioned above, Canada's Silver Wheaton, a company that invests in mines in exchange for favorable purchases of silver by-product, glistened with a 160% gain in the year and a 46% gain in the quarter.

Small- and mid-cap stocks outperformed larger caps in both 2009 and 2010 and are currently valued somewhat higher than large caps. Takeovers of small- and mid-cap companies are accelerating, and we believe that large companies and private capital groups have buying power and increasing confidence in the economy. Columbia Acorn Fund had 13 stocks subject to new or increased takeover offers during the year, mostly in the fourth quarter. Small- and mid-cap earnings growth was greater than large-cap earnings growth in 2010. We believe that, should takeovers and faster earnings growth continue, small- and mid-cap stocks could continue to outperform large caps.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

8

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2010

Inception 6/10/70	1 year	5 years	10 years
Returns before taxes	26.00%	5.91%	9.40%
Returns after taxes on distributions	25.44	5.24	8.84
Returns after taxes on distributions and sale of fund shares	17.60	5.04	8.26
Russell 2500 Index (pretax)*	26.71	4.86	6.98

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	Crown Castle International Communications Towers	1.5%
2.	lululemon athletica Premium Active Apparel Retailer	1.5%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.5%
4.	Ametek Aerospace/Industrial Instruments	1.5%
5.	Donaldson Industrial Air Filtration	1.4%
6.	Mettler Toledo Laboratory Equipment	1.3%
7.	Informatica Enterprise Data Integration Software	1.3%
8.	Fugro (Netherlands) Sub-sea Oilfield Services	1.2%
9.	Amphenol Electronic Connectors	1.1%
10.	Expeditors International of Washington International Freight Forwarder	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through December 31, 2010

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $18.1 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

9

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

Zhaojin Mining Industry	1.1%
Mr. Price	0.8%
Shandong Weigao	0.6%
Shriram Transport Finance	0.5%
Intralot	0.4%
CIR	0.3%

Columbia Acorn International finished the year up 22.70%, underperforming the 24.36% return of the S&P Global Ex-U.S. Between $500M and $5B Index, the Fund's primary benchmark. The Fund's 2010 fourth quarter return was 8.57%, versus a benchmark return of 10.58%. Smaller international stocks continued to outperform their larger-cap counterparts for the second consecutive year, and for four out of the last five years. The large-cap MSCI EAFE Index returned 7.75% in the year.

Emerging market demand continues to explain much of the ongoing rebound from 2008 in corporate earnings and stock returns around the world. While the U.S. grapples with rising budget deficits and Europeans ponder the possibility of default among one or more euro zone members, formerly troubled economies such as Thailand and Brazil now enjoy strong economic growth and corporate earnings and comparatively good public balance sheets. Indeed, as reported in the Financial Times, the World Bank calculates that domestic demand in developing economies contributed fully 46% of global growth in 2010.*

We believe this represents a significant opportunity for investors, although a highly differentiated one, as valuation and other intervening variables often stand between GDP growth and stock returns. While China, for example, continued to post high growth in 2010, its stock market (as measured by the Hang Seng China Enterprises Index) rose less than 2%. Emerging market stocks represented, in the course of the year, almost one quarter of Columbia Acorn International's assets. However, emerging market demand for goods and services provided by companies domiciled elsewhere remains a core component of the Fund's strategy, so implicit emerging market exposure is higher. With these companies we seek to access growth at either a more reasonable price or with less risk.

Unsurprisingly, emerging market stocks were among the largest contributors to positive returns in 2010. South African apparel, household and sporting goods retailer Mr. Price rose over 100% as improved merchandising and working capital levels bolstered the company's already strong fundamentals. Zhaojin Mining Industry, a Chinese gold miner, posted a similar return on the back of rising gold prices, value-accretive acquisitions, exploration on current properties, and rising production. Also in China, Shandong Weigao, a manufacturer of vertically integrated hospital consumables, rose over 70% on strong demand for medical consumables and improving results from its joint venture with Medtronic. In India, Shriram Transport Finance also increased over 70% on high growth and low defaults in its core used truck finance business.

Disappointments in 2010 included Greek lottery company Intralot, which declined nearly 40% on adverse tax developments in Bulgaria and Greece and start-up costs in the United States and Italy. A weak currency in Bulgaria further impacted earnings. Japanese retailer Point fell 30% on weak same-store sales and heavy upfront investments. We no longer hold this name in the Fund. Italian holding company CIR fell 29% as gas prices squeezed its electricity generation business.

It is notable that the U.S. dollar has fallen over 30% versus the yen, 28% versus the Swiss franc, and over 55% versus gold over the last five years. As managers, we take an agnostic view on currency, notwithstanding volatile movements and long-term uncertainties about the creditworthiness of certain countries. Instead, we consider carefully how currency movements might impact competitiveness and profitability within individual companies. And we seek to hedge out some of the risk relative to our benchmark caused by overweighting or underweighting countries or regions. Particularly in the present context of "quantitative easing" (printing money) and competitive devaluation, however, we take comfort as managers and investors in the Fund, knowing that equities confer claims on real businesses. Among the attractions of an internationally diversified equity portfolio is the possibility it offers of retaining purchasing power through economic cycles and bouts of monetary experimentation. We believe it may prove to be an important component of a capital preservation strategy.

*Beattie, Alan, "World Bank backs efforts to counter rapid inflows," Financial Times, January 13, 2011, p. 4.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn International (ACINX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2010

Inception 9/23/92	1 year	5 years	10 years
Returns before taxes	22.70%	9.60%	9.33%
Returns after taxes on distributions	22.40	8.84	8.81
Returns after taxes on distributions and sale of fund shares	15.42	8.31	8.24
S&P Global Ex-U.S. Between $500M and $5B Index (pretax)*	24.36	8.19	11.75

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.6%
2.	Hexagon (Sweden) Measurement Equipment & Software	1.5%
3.	Olam International (Singapore) Agriculture Supply Chain Manager	1.4%
4.	Localiza Rent A Car (Brazil) Car Rental	1.2%
5.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2%
6.	Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	1.2%
7.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.1%
8.	Fugro (Netherlands) Sub-sea Oilfield Services	1.0%
9.	NHN (South Korea) South Korea's Largest Online Search Engine	1.0%
10.	Advance Residence Investment (Japan) Residential REIT	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through December 31, 2010

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $6.1 billion

11

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

FMC Technologies	2.6%
Informatica	2.6%
Ametek	2.2%
Nordson	2.0%
tw telecom	1.6%
lululemon athletica	1.6%
Atmel	1.4%
Abercrombie & Fitch	1.4%
Finisar	1.3%
ITT Educational Services	0.6%
Global Payments	0.5%
Monolithic Power Systems	0.3%
Talbots	0.2%
Equinix	0.2%

*The Lehman Brothers bankruptcy was announced on Monday, September 15, 2008. On Friday, September 12, 2008, Columbia Acorn USA's net asset value (NAV) was $24.16. On December 31, 2010, the Fund's NAV was $28.56. In 2008, the Fund's peak NAV was $28.22. As of December 31, 2010, the Fund was just 2.28% below its dividend-adjusted, all-time high, which it reached on June 4, 2007.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA ended the fourth quarter of 2010 up 16.43%, which compares to a 16.25% gain for its primary benchmark, the Russell 2000 Index. Small-cap stocks were very strong in 2010. For the annual period, the Fund was up 23.16% while its benchmark gained 26.85%. The Fund's relative annual return was hurt by poor performance of some of the Fund's positions in women's apparel stocks and small-cap semiconductor names, as well as the Fund's overweight position in the lagging telecom sector.

Several stocks in the retail, technology and industrial sectors were among the Fund's winners for the quarter and the year. lululemon athletica, a retailer of premium activewear, enjoyed blistering sales growth of 56% over the prior year, driving the Fund's investment up 53% in the fourth quarter and more than 125% for the year. Teen apparel retailer Abercrombie & Fitch grew same-store sales by 15% in December, outpacing competitors, most of whom posted negative year-over-year sales for this important retail month. The stock was up 47% in the fourth quarter and had an annual gain of 70% in the Fund.

Technology winners included Atmel, a leader in touchscreen microcontrollers, radio frequency and memory semiconductors. Its business has benefited from surging sales of smart phones and tablet computers. Atmel gained 55% in the fourth quarter and was up 130% for the Fund during the year. Finisar provides optical sub-systems and components for communications networks. The Fund's investment rose 67% in the quarter and 169% for the year as the company benefited from a surge in demand for data transmission and storage. Informatica, a data integration software provider that helps companies manage their disparate data streams, has also enjoyed strong revenue growth and Fund gains in the stock were 15% in the quarter and 70% for the year.

Two niche industrial companies rounded out the list of top contributors. Ametek, a manufacturer of aerospace and industrial instruments, gained 23% in the fourth quarter and was up 55% for the Fund during the year. Nordson, a maker of dispensing systems for adhesives and coatings, was up 25% in the quarter and 52% for the year in Columbia Acorn USA. Both companies have benefited from strong revenue growth and productivity improvements through wise expense control.

Outside these winning sectors, FMC Technologies, the largest position in the Fund at the end of 2010, was the top contributor to performance in the fourth quarter and ranked second for the year. Order flow at this oil and gas wellhead manufacturer climbed dramatically, nearly reaching pre-recession peaks. The stock was up 30% for the quarter and 54% for the year.

Laggards for the quarter included fiber optic telephone and data services provider tw telecom. Its stock fell 8% on underwhelming sales growth. Women's specialty retailer Talbots fell 35% in the quarter on declining sales. Equinix, a provider of offsite data centers for larger companies, suffered from price cutting in its sector and difficulties in integrating a recent acquisition. The stock fell 21% in the fourth quarter.

For the annual period, ITT Educational Services, a provider of post-secondary degree education, suffered as new regulatory requirements dogged the for-profit education sector, leading to declines in new enrollment. The stock was down 33% in the Fund for the year. Credit card processor Global Payments fell 14% during the annual period as a pricing war in its Canadian credit and debit processing business drove down margins. Monolithic Power Systems, a manufacturer of high performance analog and mixed-signal integrated circuits, fell 31% for the year due to pricing pressure and management's reduction of company profit margin targets.

Here are some fun facts for long-term stock investors: at the end of 2010, the S&P 500 large-cap index was higher than it was that fateful day before Lehman Brothers went bankrupt in September 2008, and so was Acorn USA; the Russell 2000 small-cap index was trading higher than at any point during the entire year of 2008, and so was Acorn USA; and the S&P 400 mid-cap index ended 2010 a mere 2% below its all-time high! And so did Acorn USA.* A stock market Rip Van Winkle waking up from his stress-free, two-year nap would find the market just as he left it. Turns out, buy and HOLD actually works quite well.

12

Columbia Acorn USA (AUSAX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2010

Inception 9/4/96	1 year	5 years	10 years
Returns before taxes	23.16%	3.48%	8.74%
Returns after taxes on distributions	23.16	3.12	8.42
Returns after taxes on distributions and sale of fund shares	15.05	2.96	7.72
Russell 2000 Index (pretax)*	26.85	4.47	6.33

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.6%
2.	Informatica Enterprise Data Integration Software	2.6%
3.	Ametek Aerospace/Industrial Instruments	2.2%
4.	Nordson Dispensing Systems for Adhesives & Coatings	2.0%
5.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	1.8%
6.	Atwood Oceanics Offshore Drilling Contractor	1.7%
7.	tw telecom Fiber Optic Telephone/Data Services	1.6%
8.	Mettler Toledo Laboratory Equipment	1.6%
9.	lululemon athletica Premium Active Apparel Retailer	1.6%
10.	Gaylord Entertainment Convention Hotels	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through December 31, 2010

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.7 billion

13

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

Serco	4.1%
Hexagon	4.0%
Pacific Rubiales Energy	3.9%
Naspers	3.5%
Fugro	3.2%
Pan American Silver	2.6%
Zhaojin Mining Industry	2.6%
United Drug	2.0%
Cobham	1.6%
Micro Focus	0.7%

Columbia Acorn International Select ended the fourth quarter of 2010 up 8.09%, underperforming its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index, which gained 9.75%. For the annual period, the Fund's 21.89% return topped the benchmark's 20.16% gain in what turned out to be a very strong year for the global equity markets.

Top contributors to Fund performance in the quarter and year included two names in the energy sector. Pacific Rubiales Energy, a Colombian oil exploration and development company, benefited from new oilfield discoveries. The stock was up 20% for the fourth quarter and 129% for the year in the Fund. In the Netherlands, sub-sea oilfield services provider Fugro had a 25% gain in the fourth quarter and ended the year up 48% as customers confirmed their commitment to deep water drilling and higher oil prices led to a recovery in oil industry exploration spending.

Two mining companies were among the top contributors. China's Zhaojin Mining Industry had another strong quarter, gaining 34% and ending the year up 113%. The company continued to benefit from strong production and exploration profiles and rising gold prices. In Canada, Pan American Silver, a silver miner, was up 36% for the quarter and 55% for the year. Silver prices rose 83% over the year and the company continued to move forward on two large exploration projects.

The Fund's investment in Swedish measurement equipment manufacturer Hexagon gained 15% in the quarter and ended the year up 70%. The company has been enjoying strong sales growth both in Europe and emerging markets. Naspers, a media company with assets in South Africa, China and other emerging markets, was up 20% for the quarter and 48% for the year. Results in the company's underlying businesses remained strong, driven by increasing levels of Internet usage throughout its emerging market Internet holdings.

Underperformers in the quarter included UK facilities management company Serco, down 11% on concerns the government austerity program in the United Kingdom would reduce its sales growth. Irish pharmaceutical wholesaler United Drug was off 15% in the quarter on Irish budgetary concerns and worries over the impact cuts could have on the domestic economy. Cobham, a UK manufacturer of aerospace components, was down 10% in the quarter and also ranked among the worst performers for the year, with an annual decline of 17%, as the uncertainty regarding U.S. and UK defense budget cuts delayed sales. Other laggards for the year included MegaStudy, a South Korean provider of online education services that fell 33% after the government moved to subsidize its publicly run competitors. We sold the Fund's position in MegaStudy in the second quarter of 2010. Micro Focus, a UK legacy software provider, had an annual loss of 26% on news of the departure of the company's CFO and a revenue growth downgrade.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2010

Inception 11/23/98	1 year	5 years	10 years
Returns before taxes	21.89%	9.04%	6.63%
Returns after taxes on distributions	21.70	8.72	6.47
Returns after taxes on distributions and sale of fund shares	14.62	7.89	5.87
S&P Developed Ex-U.S. Between $2B and $10B Index (pretax)*	20.16	4.95	8.22

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.1%
2.	Serco (United Kingdom) Facilities Management	4.1%
3.	Hexagon (Sweden) Measurement Equipment & Software	4.0%
4.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.9%
5.	NHN (South Korea) South Korea's Largest Online Search Engine	3.9%
6.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	3.8%
7.	Jiangsu Expressway (China) Chinese Toll Road Operator	3.7%
8.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	3.5%
9.	Fugro (Netherlands) Sub-sea Oilfield Services	3.2%
10.	UGL (Australia) Engineering & Facilities Management	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through December 31, 2010

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2B and $10B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $452.7 million

15

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

Pacific Rubiales Energy	6.8%
ITT Educational Services	2.8%
Canacol Energy	2.5%
ShaMaran Petroleum	2.2%
Canadian Solar	1.7%
Career Education	1.7%
Union Agriculture Group	0.9%
Kirkland Lake Gold	0.7%

Columbia Acorn Select gained 14.05% in the fourth quarter of 2010. This exceeded the 13.50% rise in the Fund's primary benchmark, the S&P MidCap 400 Index. For the year, the Fund was up 22.88%, underperforming the 26.64% gain of its benchmark, as we were not able to completely offset the relative lag from earlier in the year. The Fund handily beat the large-cap S&P 500 Index's 10.76% fourth quarter gain and its 15.06% return for the full year.

Our investments in the oil industry helped the portfolio greatly, not so much because the price of oil went up 15% a barrel in 2010, but because the oil companies we owned were successful at finding oil, which was our thesis for making the investments. Over the past three years, we've focused on Colombia and the area known as Kurdistan in northern Iraq. Fund investments in Colombia have been a multi-year success for the portfolio, with Pacific Rubiales Energy, an oil exploration and development company, and Canacol Energy, an oil production company, together adding 8.80% to performance in 2010. The improved security provided by government forces has allowed small petroleum companies in Colombia to look more broadly for oil for the first time in more than 20 years. The fall of Saddam Hussein in Iraq allowed the Kurds to open up their semi-autonomous region within Iraq to outside investment. ShaMaran Petroleum, a company that cobbled together several exploration blocks in Kurdistan, found oil this year and its stock added 1.90% to our portfolio for the year.

On the downside, Fund investments in for-profit, post-secondary education companies ITT Educational Services and Career Education hurt returns. We've been investors in for-profit education stocks for a long time. We are believers in this industry as its student placement rates, and the career earnings of its graduates, have always been consistent and strong. We believe that many of these schools will continue to provide the same benefits for their students and make a solid profit, even if proposed "gainful employment standards" are implemented by the U.S. Department of Education. We did decrease the Fund's exposure to this sector upon realizing the negative impact that this proposed legislation could have. We intend to watch the for-profit education industry to see whether solid student and earnings growth return under the new standards and to evaluate the Fund's investments in the industry.

Canadian Solar, a solar cell and module manufacturer based in China, cost the portfolio 2.02% for the year. Solar panel pricing has been erratic as the industry is often in over supply or under supply due to its reliance on government subsidies. We invested in one of the low-cost producers of solar panels, believing that the industry is close to standing on its own two feet without big subsidies, which should fuel growth. While Canadian Solar is becoming one of the main players in the solar industry, the sector needs to improve for its stock to benefit.

During the fourth quarter of 2010, we sold out of seven companies and purchased eight new names. We made our first investments in the precious metals and farmland industries. We purchased Kirkland Lake Gold, a Canadian gold mining company that is expanding existing operations to increase production, and Union Agriculture Group, a farmland operator in Uruguay.

I'm relieved that the expiring income tax cuts were extended for another two years and I believe that the 2% cut in payroll taxes is another positive. My hope is that consumers continue to repair their balance sheets and the government starts to cut spending! Overall, I'm optimistic as a slow economic recovery is evident, but stock market valuations are not cheap, so caution is in order.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn Select (ACTWX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2010

Inception 11/23/98	1 year	5 years	10 years
Returns before taxes	22.88%	6.28%	8.79%
Returns after taxes on distributions	22.88	6.05	8.57
Returns after taxes on distributions and sale of fund shares	14.87	5.41	7.78
S&P MidCap 400 Index (pretax)*	26.64	5.74	7.16

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	6.8%
2.	Hertz Largest U.S. Rental Car Operator	5.5%
3.	Discover Financial Services Credit Card Company	4.2%
4.	Abercrombie & Fitch Teen Apparel Retailer	4.0%
5.	Safeway Supermarkets	3.7%
6.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.7%
7.	Sanmina-SCI Electronic Manufacturing Services	3.6%
8.	Ametek Aerospace/Industrial Instruments	3.2%
9.	Crown Castle International Communications Towers	3.0%
10.	ITT Educational Services Post-secondary Degree Services	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through December 31, 2010

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $2.3 billion

17

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund gained 7.37% in the fourth quarter of 2010, compared to a 10.76% gain of its primary equity benchmark, the S&P 500 Index, and a 1.30% drop of the Fund's primary debt benchmark, the Barclays Capital U.S. Aggregate Bond Index. For the annual period, the Fund's 17.58% gain beat a 15.06% return for the large-cap S&P 500 and the 6.54% gain of the Barclays index.

Selling stock funds on the strength of the equity markets, we made three reallocations during the fourth quarter into bond funds. At the end of the period, the Fund had a 60% exposure to its underlying stock funds and 40% exposure to its underlying bond funds.

The Fund's equity positions had returns ranging from 14.57% (Columbia Acorn Fund) to 8.39% (Columbia Dividend Income Fund) in the quarter. Similarly, for the annual period, Columbia Acorn Fund's 26.00% gain was at the top while Columbia Dividend Income Fund's 13.02% was the lowest.

On the bond side, Columbia Conservative High Yield Fund posted the only gain among the underlying bond funds for the fourth quarter, up 2.14%. For the annual period, the weighted average income return was 8.28%, less than half that of the equity portion, which had a 19.18% weighted average annual gain.

Given its structure and investment objective, one would expect Columbia Thermostat Fund's returns to fall between its debt and equity benchmarks. That was not the case in 2010 as Fund performance topped both benchmarks. We attribute this to good selection of underlying funds and to the stock market trading in a range that was optimal for the Fund's rebalancing points during much of the year. As you may recall, we added to the Fund's international equity exposure earlier this year while reducing large-cap domestic equity weights. Our domestic mid-cap and international emphasis boosted the Fund's performance.

Results of the Funds Owned in Columbia Thermostat Fund as of December 31, 2010

Stock Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Acorn International	20%	8.57%	22.70%
Columbia Dividend Income Fund	20%	8.39%	13.02%
Columbia Acorn Fund	15%	14.57%	26.00%
Columbia Marsico Growth Fund	15%	13.93%	19.74%
Columbia Acorn Select	10%	14.05%	22.88%
Columbia Contrarian Core Fund	10%	13.56%	16.21%
Columbia Large Cap Enhanced Core Fund	10%	9.89%	13.32%
Weighted Average Equity Return	100%	11.42%	19.18%
Bond Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Intermediate Bond Fund	50%	-0.57%	7.91%
Columbia U.S. Treasury Index Fund	30%	-2.56%	5.67%
Columbia Conservative High Yield Fund	20%	2.14%	13.00%
Weighted Average Income Return/Loss	100%	-0.61%	8.28%

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 6, 2010	70% stocks, 30% bonds
November 5, 2010	65% stocks, 35% bonds
December 22, 2010	60% stocks, 40% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

18

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2010

Inception 9/25/02	1 year	5 year	Life of fund
Returns before taxes	17.58%	5.38%	7.84%
Returns after taxes on distributions	17.22	4.04	6.57
Returns after taxes on distributions and sale of fund shares	11.82	4.01	6.26
S&P 500 Index (pretax)*	15.06	2.29	7.44
Barclays Capital U.S. Aggregate Bond Index (pretax)*	6.54	5.80	5.03
Lipper Flexible Portfolio Funds Index (pretax)	12.91	4.75	8.15

All results shown assume reinvestment of distributions.

*The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 12/31/10

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/10

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Marsico Growth Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Contrarian Core Fund, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia U.S. Treasury Index Fund, Class I	30%
Columbia Conservative High Yield Fund, Class Z	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through December 31, 2010

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $131.3 million

19

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Information
AboveNet	1,100,000	1,200,000
Applied Micro Circuits	0	1,650,000
Ariba	0	500,000
Concur Technologies	1,035,000	1,480,000
IMAX (Canada)	0	800,000
Infinera	800,000	1,925,000
IPG Photonics	2,600,000	2,710,000
Ixia	681,003	1,470,000
Mail.ru - GDR (Russia)	0	464,305
Microsemi	2,085,000	2,345,000
Netgear	1,100,000	1,200,000
Plexus	1,677,807	1,790,000
Polycom	1,745,000	1,955,000
SPS Commerce	0	856,429
Trimble Navigation	1,545,000	1,935,000
Verisk Analytics	0	450,000
WMS Industries	790,000	1,050,000
Industrial Goods & Services
Albany International	1,000,000	1,100,000
Arcadis (Netherlands)	261,990	626,524
FMC Corp.	0	300,000
GrafTech International	1,980,000	2,340,000
Marel (Iceland)	0	10,000,000
Neopost (France)	205,000	280,000
Oshkosh	2,608,607	3,650,000
St. Joe	0	500,000
Ushio (Japan)	1,000,000	1,134,100
Consumer Goods & Services
Bravo Brio Restaurant Group	0	367,900
Career Education	2,600,000	2,800,000
Cheesecake Factory	330,000	450,000
Crocs	800,000	1,400,000
Deckers Outdoor	0	1,120,000
Diamond Foods	810,000	1,300,000
DSW	403,700	525,000
Guess?	0	1,550,000
Hanesbrands	250,000	700,000
Lance	0	240,000
Lifetime Fitness	1,960,000	2,190,000
Localiza Rent A Car (Brazil)	1,100,000	2,000,000
Melco Crown Entertainment - ADR (Hong Kong)	0	3,000,000
Phillips-Van Heusen	500,000	1,055,000
Shutterfly	1,531,492	1,700,000
Steven Madden	0	400,000
Tesla Motors	294,000	400,000
The Fresh Market	0	66,000
Warnaco Group	612,972	2,190,000

	Number of Shares
	09/30/10	12/31/10
Energy & Minerals
Alange Energy (Colombia)	12,100,000	17,100,000
Augusta Resource	0	800,000
Canadian Overseas Petroleum (United Kingdom)	0	2,520,000
Canadian Overseas Petroleum - Subscription Receipts (United Kingdom)	0	5,880,000
Duluth Metals (Canada)	2,800,000	3,154,000
Mongolian Mining (Hong Kong)	0	5,215,500
Oil States International	0	200,000
Petroamerica (Colombia)	13,000,000	30,275,000
STR Holdings	400,000	500,000
Swift Energy	0	275,000
Union Agriculture Group (Argentina)	0	6,818,182
Finance
Alliance Data Systems	0	140,000
Associated Banc-Corp	5,063,800	5,413,800
Brown & Brown	0	900,000
First Busey	1,614,507	3,299,507
Hanover Insurance Group	1,230,000	1,320,000
Tower Group	900,000	1,225,000
TriCo Bancshares	1,136,175	1,350,000
Whitney Holding	2,200,000	4,000,000
Health Care
Akorn	759,718	2,659,068
Alimera Sciences	0	361,450
Allos Therapeutics	5,981,889	7,035,000
BioMarin Pharmaceutical	3,205,000	3,920,421
Chelsea Therapeutics	2,649,300	3,449,900
Community Health Systems	0	1,300,000
Health Management Associates	0	2,650,000
Idenix Pharmaceuticals	2,800,000	3,340,255
InterMune	0	1,088,500
Isis Pharmaceuticals	2,350,000	4,500,000
Micromet	3,500,000	5,500,000
Nabi Biopharmaceuticals	0	1,383,454
Neogen	0	77,602
Onyx Pharmaceuticals	900,000	1,200,000
Pacific Biosciences of California	0	932,768
Patterson Companies	0	1,100,000
Seattle Genetics	4,114,900	4,180,918
Sirona Dental Systems	1,500,000	1,800,000
United Therapeutics	860,000	1,110,000
Other Industries
Associated Estates Realty	1,500,000	2,200,000
Dupont Fabros Technology	1,300,000	1,935,579

See accompanying notes to financial statements.

20

	Number of Shares
	09/30/10	12/31/10
Purchases (continued)
Other Industries—continued
Federal Realty Investment Trust	480,000	641,165
Mapletree Logistics Trust (Singapore)	40,000,000	43,201,999
Post Properties	0	367,240
Rush Enterprises, Class A	2,500,000	2,800,000
Rush Enterprises, Class B	500,000	550,000

	Number of Shares
	09/30/10	12/31/10
Sales
Information
Actuate	3,700,000	1,500,000
Akamai	440,000	0
Avid Technology	700,000	0
Cogent Communications	3,400,000	2,800,000
CommScope	1,045,000	0
Finisar	1,875,000	1,725,000
Hong Kong Exchanges and Clearing (Hong Kong)	1,790,000	750,000
iGate	5,000,000	2,913,065
Mediacom Communications	3,000,000	0
Singapore Exchange (Singapore)	8,000,000	5,000,000
SRA International	1,780,893	1,655,000
Industrial Goods & Services
Mine Safety Appliances	1,687,699	1,525,000
Republic Services	1,500,000	1,000,000
Ritchie Brothers Auctioneers	687,500	0
Serco (United Kingdom)	2,900,000	2,559,000
Watsco	250,000	100,000
Consumer Goods & Services
Charming Shoppes	5,717,981	0
Chico's FAS	4,762,000	2,562,000
Coldwater Creek	4,773,374	1,384,597
Dress Barn	1,175,000	0
Expedia	4,500,000	3,900,000
Express	1,345,000	0
Flowers Foods	819,000	0
G-III Apparel Group	260,260	0
J Crew Group	1,784,000	0
Jones Apparel Group	2,025,000	0
lululemon athletica	4,135,000	4,035,000
P.F. Chang's China Bistro	370,000	300,000
Penn National Gaming	1,750,000	1,590,000
Pier 1 Imports	5,700,000	5,600,000
Pinnacle Entertainment	4,050,000	3,400,000
Princeton Review	2,970,000	2,000,000
Rue21	517,696	0
Smart Balance	2,000,000	0
Talbots	4,900,000	4,150,000
True Religion Apparel	2,397,000	2,047,000
Urban Outfitters	2,009,700	1,180,000
Vail Resorts	1,450,000	1,250,000
Wet Seal	4,815,600	0
Energy & Minerals
Core Laboratories (Netherlands)	696,000	641,000
Horizon North Logistics (Canada)	2,953,900	2,890,900
Oceaneering International	275,000	0

See accompanying notes to financial statements.

21

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/10	12/31/10
Sales (continued)
Energy & Minerals—continued
Silver Wheaton (Canada)	2,450,000	2,250,000
Southwestern Energy	2,160,000	1,800,000
Finance
Aspen Insurance	1,000,000	390,919
Assurant	700,000	121,342
Delphi Financial Group	1,450,000	1,000,000
H&E Equipment Services	3,033,300	3,000,000
Housing Development Finance (India)	1,625,000	1,300,000
Markel	100,000	0
Health Care
Acorda Therapeutics	1,550,000	900,000
Alexion Pharmaceuticals	2,800,000	2,100,000
Amylin Pharmaceuticals	1,550,000	0
Cepheid	3,350,000	2,415,000
Human Genome Sciences	1,100,000	0
ICU Medical	850,000	42,278
Illumina	1,100,000	506,000
Nanosphere	1,500,000	1,480,056
Nektar Therapeutics	3,300,000	2,700,000
Owens & Minor	600,000	200,000
PSS World Medical	3,300,000	0
QIAGEN (Netherlands)	1,435,000	0
Vermillion	694,849	0
Other Industries
American Commercial Lines	602,000	0
JB Hunt Transport Services	1,980,000	1,850,000
Macerich	752,161	530,000
Terna (Italy)	5,833,000	3,333,000

See accompanying notes to financial statements.

22

Columbia Acorn Fund

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 97.2%
Information 26.9%
	> Business Software 6.2%
5,200,000	Informatica (a)(b)	$228,956
	Enterprise Data Integration Software
2,700,000	Micros Systems (a)	118,422
	Information Systems for Hotels, Restaurants & Retailers
2,100,000	ANSYS (a)	109,347
	Simulation Software for Engineers & Designers
1,480,000	Concur Technologies (a)	76,856
	Web Enabled Cost & Expense Management Software
1,100,000	Quality Systems (c)	76,802
	IT Systems for Medical Groups & Ambulatory Care Centers
12,500,000	Novell (a)	74,000
	Directory, Operating System & Identity Management Software
2,250,000	Blackbaud (b)	58,275
	Software & Services for Non-profits
9,000,000	Art Technology Group (a)(b)	53,820
	Software & Tools to Optimize Websites for E-Commerce
1,800,000	NetSuite (a)	45,000
	End to End IT Systems Solutions Delivered Over the Web
2,025,000	Kenexa (a)(b)	44,125
	Recruiting & Workforce Management Solutions
1,400,000	Constant Contact (a)(c)	43,386
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
2,000,000	Tyler Technologies (a)(b)	41,520
	Financial, Tax, Court & Document Management Systems for Local Governments
850,000	Red Hat (a)	38,803
	Maintenance & Support for Open Source & Middleware
700,000	Blackboard (a)(c)	28,910
	Education Software
920,000	Jack Henry & Associates	26,818
	Systems Financial Institutions
345,000	Advent Software (a)(c)	19,982
	Asset Management & Trading Systems
856,429	SPS Commerce (a)(b)	13,532
	Supply Chain Management Software Delivered via the Web
500,000	Ariba (a)	11,745
	Cost Management Software
1,500,000	Actuate (a)	8,550
	Information Delivery Software & Solutions
1,000,000	InContact (a)	3,300
	Call Center Systems Delivered via the Web & Telecommunications Services
		1,122,149

Number of Shares		Value (000)
	> Instrumentation 3.3%
1,600,000	Mettler Toledo (a)	$241,936
	Laboratory Equipment
5,915,000	Hexagon (Sweden) (c)	126,861
	Measurement Equipment & Software
2,710,000	IPG Photonics (a)(b)	85,690
	Fiber Lasers
1,935,000	Trimble Navigation (a)	77,265
	GPS-based Instruments
300,000	Dionex (a)	35,403
	Ion & Liquid Chromatography
600,000	FLIR Systems (a)	17,850
	Infrared Cameras
400,000	Hamamatsu Photonics (Japan)	14,612
	Optical Sensors for Medical & Industrial Applications
		599,617
	> Computer Hardware & Related Equipment 2.9%
3,750,000	Amphenol	197,925
	Electronic Connectors
2,225,000	II-VI (a)(b)	103,151
	Laser Optics & Specialty Materials
1,140,000	Dolby Laboratories (a)	76,038
	Audio Technology for Consumer Electronics
1,605,000	Zebra Technologies (a)	60,974
	Bar Code Printers
1,200,000	Netgear (a)	40,416
	Networking Products for Small Business & Home
800,000	Nice Systems - ADR (Israel) (a)	27,920
	Audio & Video Recording Solutions
605,000	Stratasys (a)(c)	19,747
	Rapid Prototyping Systems
		526,171
	> Mobile Communications 2.3%
6,300,000	Crown Castle International (a)	276,129
	Communications Towers
3,150,000	SBA Communications (a)	128,961
	Communications Towers
1,000,000	MetroPCS Communications (a)	12,630
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(c)	2,175
	Satellite Mobile Voice & Data Carrier
		419,895
	> Telecommunications Equipment 1.9%
1,045,000	F5 Networks (a)	136,017
	Internet Traffic Management Equipment
1,955,000	Polycom (a)	76,206
	Video Conferencing Equipment
1,725,000	Finisar (a)	51,215
	Optical Sub-systems & Components
1,260,000	Blue Coat Systems (a)	37,636
	WAN Acceleration & Network Security
1,470,000	Ixia (a)	24,667
	Telecom Network Test Equipment
1,925,000	Infinera (a)	19,885
	Optical Networking Equipment
		345,626

See accompanying notes to financial statements.

23

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 1.9%
7,470,000	Atmel (a)	$92,030
	Microcontrollers, Radio Frequency & Memory Semiconductors
2,345,000	Microsemi (a)	53,701
	Analog/Mixed-signal Semiconductors
3,440,000	ON Semiconductor (a)	33,987
	Mixed-signal & Power Management Semiconductors
4,500,000	Entegris (a)	33,615
	Semiconductor Materials Management Products
1,035,000	Supertex (a)(b)	25,026
	Analog/Mixed-signal Semiconductors
500,000	Littelfuse	23,530
	Little Fuses
1,900,000	IXYS (a)(b)	22,078
	Power Semiconductors
1,765,000	Pericom Semiconductor (a)(b)	19,380
	Interface Integrated Circuits (ICs) & Frequency Control Products
1,650,000	Applied Micro Circuits (a)	17,622
	Communications Semiconductors
800,000	Monolithic Power Systems (a)	13,216
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
		334,185
	> Telephone and Data Services 1.8%
9,500,000	tw telecom (a)(b)	161,975
	Fiber Optic Telephone/Data Services
1,200,000	AboveNet	70,152
	Metropolitan Fiber Communications Services
2,800,000	Cogent Communications (a)(b)	39,592
	Internet Data Pipelines
9,600,000	PAETEC Holding (a)(b)	35,904
	Telephone/Data Services for Business
2,000,000	General Communications (a)	25,320
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
		332,943
	> Gaming Equipment & Services 1.1%
3,725,000	Bally Technologies (a)(b)	157,158
	Slot Machines & Software
1,050,000	WMS Industries (a)	47,502
	Slot Machine Provider
		204,660
	> Computer Services 1.1%
2,913,065	iGate (b)	57,416
	IT & BPO (Business Process Outsourcing) Services
1,655,000	SRA International (a)	33,845
	Government IT Services
2,000,000	Virtusa (a)(b)	32,720
	Offshore IT Outsourcing
1,560,000	Acxiom (a)	26,754
	Database Marketing Services
1,045,000	ExlService Holdings (a)	22,447
	BPO (Business Process Outsourcing)

Number of Shares		Value (000)
4,500,000	Hackett Group (a)(b)	$15,795
	IT Integration & Best Practice Research
1,000,000	WNS - ADR (India) (a)	11,570
	Offshore BPO (Business Process Outsourcing) Services
		200,547
	> CATV 1.0%
3,000,000	Discovery Communications, Series C (a)	110,070
	Cable TV Programming
1,250,000	Liberty Global, Series A (a)(c)	44,225
	Cable TV Franchises Outside the USA
17,770	Jupiter Telecommunications (Japan)	18,691
	Largest Cable Service Provider in Japan
		172,986
	> Financial Processors 0.9%
2,429,000	Global Payments	112,244
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	32,805
	Singapore Equity & Derivatives Market Operator
750,000	Hong Kong Exchanges and Clearing (Hong Kong)	17,011
	Hong Kong Equity & Derivatives Market Operator
		162,060
	> Internet Related 0.6%
188,000	NHN (South Korea) (a)	37,514
	South Korea's Largest Online Search Engine
435,000	Equinix (a)	35,348
	Network Neutral Data Centers
464,305	Mail.ru - GDR (Russia) (a)(d)	16,715
	Internet Social Networking & Games for Russian Speakers
1,000,000	Terremark Worldwide (a)	12,950
	Data Center Colocation & IT Managed Services Provider
1,000,000	TheStreet.com	2,670
	Financial Information Websites
		105,197
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	103,219
	Electronic Components Distribution
		103,219
	> Contract Manufacturing 0.5%
1,790,000	Plexus (a)	55,383
	Electronic Manufacturing Services
2,800,000	Sanmina-SCI (a)	32,144
	Electronic Manufacturing Services
		87,527
	> Business Information & Marketing Services 0.4%
900,000	FTI Consulting (a)	33,552
	Financial Consulting Firm
3,100,000	Navigant Consulting (a)(b)	28,520
	Financial Consulting Firm
450,000	Verisk Analytics (a)	15,336
	Risk & Decision Analytics
		77,408

See accompanying notes to financial statements.

24

Number of Shares		Value (000)
	> Entertainment Programming 0.1%
800,000	IMAX (Canada) (a)	$22,440
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		22,440
	> Consumer Software 0.1%
3,567,000	THQ (a)(b)	21,616
	Entertainment Software
		21,616
	> Radio 0.1%
1,541,000	Salem Communications (b)	4,885
	Radio Stations for Religious Programming
164,991	Saga Communications (a)	4,343
	Radio Stations in Small & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	1,699
	Spanish Language Radio Stations
		10,927
	> TV Broadcasting 0.1%
2,500,000	Entravision Communications (a)	6,425
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	3,272
	Mid-market Affiliated TV Stations
		9,697
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)(c)	6,960
	Advertising on Digital Screens in China's Mass Transit System
		6,960
Information: Total		4,865,830
Industrial Goods & Services 18.5%
	> Machinery 9.6%
6,750,000	Ametek	264,937
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	244,776
	Industrial Air Filtration
1,500,000	Nordson	137,820
	Dispensing Systems for Adhesives & Coatings
3,650,000	Oshkosh (a)	128,626
	Specialty Truck Manufacturer
3,100,000	Pentair	113,181
	Pumps & Water Treatment
2,565,000	Clarcor (b)	110,013
	Mobile & Industrial Filters
2,375,000	Kennametal	93,718
	Consumable Cutting Tools
1,800,000	Pall	89,244
	Filtration & Fluids Clarification
2,200,000	ESCO Technologies (b)	83,248
	Automatic Electric Meter Readers
1,820,000	MOOG (a)	72,436
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,150,000	WABCO Holdings (a)	70,070
	Truck & Bus Component Supplier

Number of Shares		Value (000)
1,700,000	HEICO	$63,444
	FAA Approved Aircraft Replacement Parts
1,300,000	Kaydon	52,936
	Specialized Friction & Motion Control Products
805,000	Toro	49,620
	Turf Maintenance Equipment
1,525,000	Mine Safety Appliances	47,473
	Safety Equipment
600,000	Wabtec	31,734
	Freight & Transit Component Supplier
1,600,000	Generac (a)	25,872
	Stand-by Power Generators
280,000	Neopost (France)	24,395
	Postage Meter Machines
3,500,000	Jain Irrigation Systems (India)	16,484
	Agricultural Micro-irrigation Systems & Food Processing
10,000,000	Marel (Iceland) (a)	8,713
	Largest Manufacturer of Poultry & Fish Processing Equipment
1,250,000	Spartan Motors	7,613
	Specialty Truck & Chassis Manufacturer
		1,736,353
	> Industrial Materials & Specialty Chemicals 2.7%
1,750,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	102,235
	Producer of Specialty Fertilizers, Lithium & Iodine
1,530,000	Albemarle	85,343
	Refinery Catalysts & Other Specialty Chemicals
1,800,000	Nalco Holding Company	57,492
	Provider of Water Treatment & Process Chemicals & Services
340,000	Novozymes (Denmark)	47,377
	Industrial Enzymes
753,000	Mersen (France)	34,514
	Advanced Industrial Materials
1,260,000	Drew Industries (b)	28,627
	RV & Manufactured Home Components
1,100,000	Albany International	26,059
	Paper Machine Clothing & Advanced Textiles
300,000	FMC Corp.	23,967
	Niche Specialty Chemicals
350,000	Greif	21,665
	Industrial Packaging
2,200,000	Kansai Paint (Japan)	21,286
	Paint Producer in Japan, India, China & Southeast Asia
9,000	Sika (Switzerland)	19,752
	Chemicals for Construction & Industrial Applications
400,000	Silgan Holdings	14,324
	Metal & Plastic Packaging
		482,641

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Other Industrial Services 2.1%
3,200,000	Expeditors International of Washington	$174,720
	International Freight Forwarder
1,850,000	Imtech (Netherlands)	70,184
	Electromechanical & Information & Communications Technologies Installation & Maintenance
1,300,000	Forward Air	36,894
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	31,504
	Portable Storage Units Leasing
1,000,000	UTI Worldwide	21,200
	Freight Forwarding & Logistics
1,050,000	TrueBlue (a)	18,890
	Temporary Manual Labor
626,524	Arcadis (Netherlands)	14,580
	Engineering Consultants
900,000	American Reprographics (a)	6,831
	Document Management & Logistics
		374,803
	> Industrial Distribution 1.0%
900,000	WW Grainger	124,299
	Industrial Distribution
2,600,000	Interline Brands (a)(b)	59,202
	Industrial Distribution
100,000	Watsco	6,308
	HVAC Distribution
		189,809
	> Electrical Components 0.8%
1,440,000	Acuity Brands	83,045
	Commercial Lighting Fixtures
1,134,100	Ushio (Japan)	21,604
	Industrial Light Sources
600,000	Ibiden (Japan)	18,907
	Electronic Parts & Ceramics
351,000	Saft (France)	12,922
	Niche Battery Manufacturer
		136,478
	> Construction 0.6%
66,000	NVR (a)	45,607
	D.C. Homebuilder
1,800,000	Mills Estruturas e Serviços de Engenharia (Brazil)	22,337
	Civil Engineering & Construction
700,000	Simpson Manufacturing	21,637
	Wall Joint Maker
700,000	Lumber Liquidators (a)(c)	17,437
	Hardwood Flooring Retailer
500,000	St. Joe (a)(c)	10,925
	Florida Panhandle Landowner
		117,943
	> Outsourcing Services 0.6%
1,950,000	Quanta Services (a)	38,844
	Electrical & Telecom Construction Services
1,210,000	Administaff	35,453
	Professional Employer Organization
2,559,000	Serco (United Kingdom)	22,163
	Facilities Management

Number of Shares		Value (000)
600,000	GP Strategies (a)	$6,144
	Training Programs
		102,604
	> Waste Management 0.5%
1,672,500	Waste Connections	46,044
	Solid Waste Management
1,000,000	Republic Services	29,860
	Solid Waste Management
280,000	Clean Harbors (a)	23,542
	Hazardous Waste Services & Disposal
		99,446
	> Conglomerates 0.3%
2,225,287	Aalberts Industries (Netherlands)	46,909
	Flow Control & Heat Treatment
		46,909
	> Steel 0.3%
2,340,000	GrafTech International (a)	46,426
	Industrial Graphite Materials Producer
		46,426
	> Water —%
1,750,000	Mueller Water Products	7,298
	Fire Hydrants, Valves & Ductile Iron Pipes
		7,298
Industrial Goods & Services: Total		3,340,710
Consumer Goods & Services 16.8%
	> Retail 4.2%
4,035,000	lululemon athletica (a)(b)(c)	276,075
	Premium Active Apparel Retailer
2,835,000	Abercrombie & Fitch	163,381
	Teen Apparel Retailer
1,700,000	Shutterfly (a)(b)	59,551
	Internet Photo-centric Retailer
5,600,000	Pier 1 Imports (a)	58,800
	Home Furnishing Retailer
5,225,000	Saks (a)(c)	55,907
	Luxury Department Store Retailer
1,180,000	Urban Outfitters (a)	42,256
	Apparel & Home Specialty Retailer
4,150,000	Talbots (a)(b)	35,358
	Women's Specialty Retailer
2,562,000	Chico's FAS	30,821
	Women's Specialty Retailer
525,000	DSW (a)	20,527
	Branded Footwear Retailer
1,371,366	Gaiam (b)	10,560
	Healthy Living Catalogs & E-Commerce
1,384,597	Coldwater Creek (a)	4,389
	Women's Apparel Retailer
66,000	The Fresh Market (a)	2,719
	Specialty Food Retailer
		760,344
	> Apparel 3.2%
2,190,000	Warnaco Group (a)	120,603
	Global Branded Apparel Manufacturer

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Apparel—continued
2,100,000	Coach	$116,151
	Designer & Retailer of Branded Leather Accessories
1,120,000	Deckers Outdoor (a)	89,309
	Fashion Footwear Wholesaler
1,550,000	Guess?	73,346
	Branded Apparel, Accessories & Licensor
1,055,000	Phillips-Van Heusen	66,476
	Apparel Wholesaler & Retailer
2,047,000	True Religion Apparel (a)(b)	45,566
	Premium Denim
1,400,000	Crocs (a)	23,968
	Branded Footwear Wholesaler & Retailer
700,000	Hanesbrands (a)	17,780
	Apparel Wholesaler
400,000	Steven Madden (a)	16,688
	Wholesaler/Retailer of Fashion Footwear
		569,887
	> Travel 2.7%
3,850,000	Gaylord Entertainment (a)(b)	138,369
	Convention Hotels
3,900,000	Expedia	97,851
	Online Travel Services Company
4,600,000	Avis Budget Group (a)	71,576
	Second Largest Car Rental Company
1,250,000	Vail Resorts (a)	65,050
	Ski Resort Operator & Developer
3,000,000	Hertz (a)	43,470
	Largest U.S. Rental Car Operator
970,000	Choice Hotels	37,122
	Franchisor of Budget Hotel Brands
2,000,000	Localiza Rent A Car (Brazil)	32,417
	Car Rental
		485,855
	> Food & Beverage 1.6%
2,200,000	Hansen Natural (a)	115,016
	Alternative Beverages
37,000,000	Olam International (Singapore)	90,529
	Agriculture Supply Chain Manager
1,300,000	Diamond Foods (b)(c)	69,134
	Culinary Ingredients & Snack Foods
1,200,000	GLG Life Tech (Canada) (a)	12,888
	Produce an All-natural Sweetener Extracted from the Stevia Plant
240,000	Lance	5,625
	Snack Foods
22,800	Sodastream (a)	720
	Home Beverage Carbonation System
		293,912
	> Educational Services 1.0%
1,080,000	ITT Educational Services (a)(c)	68,785
	Post-secondary Degree Services
2,800,000	Career Education (a)	58,044
	Post-secondary Education
1,700,000	Universal Technical Institute (b)	37,434
	Vocational Training

Number of Shares		Value (000)
200,000	New Oriental Education & Technology - ADR (China) (a)	$21,046
	China's Largest Private Education Service Provider
2,000,000	Princeton Review (a)	2,360
	College Preparation Courses
2,000,000	Voyager Learning, Contingent Value Rights (a)(d)	262
	Education Services for the K-12 Market
		187,931
	> Furniture & Textiles 0.8%
2,800,000	Herman Miller	70,840
	Office Furniture
4,000,000	Knoll (b)	66,920
	Office Furniture
1,000,000	Interface	15,650
	Modular & Broadloom Carpet
		153,410
	> Other Consumer Services 0.7%
2,190,000	Lifetime Fitness (a)(b)	89,768
	Sport & Fitness Club Operator
14,000,000	Lifestyle International (Hong Kong)	34,402
	Mid- to High-end Department Store Operator in Hong Kong & China
1,325,000	IFM Investments (Century 21
	China RE) - ADR (China) (a)	6,625
	Provides Real Estate Services in China
		130,795
	> Casinos & Gaming 0.7%
1,590,000	Penn National Gaming (a)	55,888
	Regional Casino Operator
3,400,000	Pinnacle Entertainment (a)(b)	47,668
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)(c)	19,080
	Macau Casino Operator
		122,636
	> Nondurables 0.5%
1,600,000	Helen of Troy (a)(b)	47,584
	Hair Dryers & Curling Irons
550,000	Energizer Holdings (a)	40,095
	Household & Personal Care Products
		87,679
	> Other Durable Goods 0.4%
1,720,000	Jarden	53,097
	Branded Household Products
400,000	Tesla Motors (a)(c)	10,652
	Design, Manufacture & Sell High Performance Electric Vehicles
180,000	Cavco Industries (a)	8,404
	Manufactured Homes
		72,153
	> Restaurants 0.4%
2,000,000	AFC Enterprises (a)(b)	27,800
	Popeye's Restaurants
300,000	P.F. Chang's China Bistro (c)	14,538
	Mandarin Style Restaurants

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Restaurants—continued
450,000	Cheesecake Factory (a)	$13,797
	Casual Dining Restaurants
367,900	Bravo Brio Restaurant Group (a)	7,053
	Upscale Casual Italian Restaurants
		63,188
	> Consumer Goods Distribution 0.3%
2,100,000	Pool	47,334
	Distributor of Swimming Pool Supplies & Equipment
		47,334
	> Leisure Products 0.2%
1,190,000	Thor Industries	40,412
	RV & Bus Manufacturer
		40,412
	> Other Entertainment 0.1%
370,000	CTS Eventim (Germany)	22,848
	Event Ticket Sales
		22,848
Consumer Goods & Services: Total		3,038,384
Energy & Minerals 10.8%
	> Oil Services 4.2%
3,100,000	FMC Technologies (a)	275,621
	Oil & Gas Wellhead Manufacturer
2,570,626	Fugro (Netherlands)	211,260
	Sub-sea Oilfield Services
3,200,000	Atwood Oceanics (a)	119,584
	Offshore Drilling Contractor
1,670,000	ShawCor (Canada)	55,611
	Oil & Gas Pipeline Products
1,750,000	Tesco (a)	27,790
	Developing New Well Drilling Technologies
375,000	Bristow (a)	17,756
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
10,719,200	Tuscany International Drilling (Colombia) (a)(b)(d)	14,791
2,600,000	Tuscany International Drilling - Warrants (Colombia) (a)(b)(d)	333
	South America-based Drilling Rig Contractor
200,000	Oil States International (a)	12,818
	Diversified North American Oil Service Provider
375,000	Gulfmark Offshore (a)	11,400
	Operator of Offshore Supply Vessels
500,000	Black Diamond Group (Canada)	10,817
	Provides Accommodations/Equipment for Oil Sands Exploitation
2,890,900	Horizon North Logistics (Canada) (a)	8,635
	Provides Diversified Oil Service Offering in Northern Canada
		766,416
	> Oil & Gas Producers 4.2%
4,910,550	Pacific Rubiales Energy (Colombia)	166,681
	Oil Production & Exploration in Colombia
1,800,000	Southwestern Energy (a)	67,374
	Oil & Gas Producer

Number of Shares		Value (000)
2,700,000	Denbury Resources (a)	$51,543
	Oil Producer Using Co2 Injection
2,400,000	Tullow Oil (United Kingdom)	47,185
	Oil & Gas Producer
910,000	Ultra Petroleum (a)	43,471
	Oil & Gas Producer
715,000	SM Energy	42,135
	Oil & Gas Producer
695,000	Range Resources	31,261
	Oil & Gas Producer
650,000	Baytex (Canada)	30,470
	Oil & Gas Producer in Canada
22,000,000	ShaMaran Petroleum (Iraq) (a)	30,091
	Oil Exploration in Kurdistan
779,000	Rosetta Resources (a)	29,322
	Oil & Gas Producer Exploring in South Texas & Montana
24,000,000	Petrodorado (Colombia) (a)(b)(d)	16,795
24,000,000	Petrodorado - Warrants (Colombia) (a)(b)(d)	10,138
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
850,000	Northern Oil & Gas (a)	23,128
	Small E&P Company in North Dakota Bakken
1,200,000	Houston American Energy (c)	21,708
	Oil & Gas Exploration & Production in Colombia
583,000	Carrizo Oil & Gas (a)	20,108
	Oil & Gas Producer
30,275,000	Petroamerica (Colombia) (a)(b)	18,574
	Oil Exploration & Production in Colombia
37,500,000	Petromanas (Canada) (a)(b)(d)	14,599
18,750,000	Petromanas - Warrants (Canada) (a)(b)(d)	2,218
	Exploring for Oil in Albania
1,400,000	Gran Tierra Energy (Colombia) (a)	11,391
	Oil Exploration & Production in Colombia, Peru & Argentina
275,000	Swift Energy (a)	10,766
	Oil & Gas Exploration & Production Co.
6,300,000	Canacol Energy (Colombia) (a)(d)	9,749
	Oil Producer in South America
250,000	Cabot Oil & Gas	9,462
	Large Natural Gas Producer in Appalachia & Gulf Coast
17,100,000	Alange Energy (Colombia) (a)(c)	9,287
	Oil & Gas Exploration/Production in Colombia
8,000,000	Petrolifera Petroleum (Colombia) (a)(b)(d)	4,889
5,950,000	Petrolifera Petroleum (Colombia) (a)(b)	3,710
	Oil & Gas Exploration & Production in South America
1,198,100	Pan Orient (Canada) (a)	8,013
	Growth Oriented & Return Focused Asian Explorer
5,880,000	Canadian Overseas Petroleum - Subscription Receipts (United Kingdom) (a)(d)	4,926
2,520,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	1,813
1,260,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)	298
	Oil & Gas Exploration & Production in the North Sea

See accompanying notes to financial statements.

28

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
228,200	Oasis Petroleum (a)	$6,189
	Oil Producer in North Dakota
750,000	Vaalco Energy (a)	5,370
	Oil & Gas Producer
		752,664
	> Mining 1.9%
2,250,000	Silver Wheaton (Canada) (a)	87,840
	Silver Mining Royalty Company
641,000	Core Laboratories (Netherlands) (c)	57,081
	Oil & Gas Reservoir Consulting
880,000	Pan American Silver (Canada)	36,265
	Silver Mining
7,500,000	Zhaojin Mining Industry (China)	30,684
	Gold Mining & Refining in China
10,000,000	Orko Silver (Canada) (a)(b)	28,160
	Silver Exploration & Development
1,000,000	Ivanhoe Mines (Canada) (a)	23,132
1,000,000	Ivanhoe Mines - Rights (Canada) (a)	1,348
	Copper Mine Project in Mongolia
3,250,000	Northam Platinum (South Africa)	22,349
	Platinum Mining in South Africa
400,000	Royal Gold	21,852
	Precious Metals Mining Royalty Company
2,400,000	Alexco Resource (a)	19,656
	Mining, Exploration & Environmental Services
3,154,000	Duluth Metals (Canada) (a)	9,199
	Copper & Nickel Miner
5,215,500	Mongolian Mining (Hong Kong) (a)	6,086
	Coking Coal Mining in Mongolia
236,400	Tahoe Resources (Canada) (a)(d)	3,425
	Silver Project in Guatemala
800,000	Augusta Resource (a)(c)	3,048
	U.S. Copper/Molybdenum Mine
		350,125
	> Alternative Energy 0.2%
3,000,000	GT Solar International (a)(c)	27,360
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
500,000	STR Holdings (a)(c)	10,000
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,800,000	Synthesis Energy Systems (China) (a)	2,106
	Owner/Operator of Gasification Plants
		39,466
	> Oil Refining, Marketing & Distribution 0.2%
600,000	Vopak (Netherlands)	28,343
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		28,343
	> Agricultural Commodities 0.1%
6,818,182	Union Agriculture Group (Argentina) (a)(d)	15,000
	Farmland Operator in Uruguay
		15,000
Energy & Minerals: Total		1,952,014

Number of Shares		Value (000)
Finance 10.0%
	> Banks 4.1%
2,800,000	BOK Financial	$149,520
	Tulsa-based Southwest Bank
6,004,115	Valley National Bancorp	85,859
	New Jersey/New York Bank
5,413,800	Associated Banc-Corp	82,019
	Midwest Bank
1,260,000	SVB Financial Group (a)	66,843
	Bank to Venture Capitalists
1,045,000	City National	64,121
	Bank & Asset Manager
4,150,000	TCF Financial	61,461
	Great Lakes Bank
4,000,000	Whitney Holding	56,600
	Gulf Coast Bank
2,860,000	MB Financial (b)	49,535
	Chicago Bank
3,640,000	CVB Financial (c)	31,559
	Inland Empire Business Bank
1,350,000	TriCo Bancshares (b)	21,803
	California Central Valley Bank
1,121,188	Sandy Spring Bancorp	20,663
	Baltimore/D.C. Bank
772,632	Hudson Valley	19,130
	Metro New York City Bank
3,299,507	First Busey	15,508
	Illinois Bank
2,640,000	Wilmington Trust	11,458
	Delaware Trust Bank
706,559	Eagle Bancorp (a)	10,196
	Metro D.C. Bank
246,505	Pacific Continental	2,480
	Pacific Northwest Bank
583,872	Green Bankshares (a)(c)	1,868
	Tennessee Bank
		750,623
	> Insurance 2.3%
2,820,000	Leucadia National	82,288
	Insurance Holding Company
9,400,000	CNO Financial Group (a)	63,732
	Life, Long-term Care & Medical Supplement Insurance
1,320,000	Hanover Insurance Group	61,670
	Personal & Commercial Lines Insurance
1,200,000	HCC Insurance Holdings	34,728
	Specialty Insurance
1,225,000	Tower Group	31,336
	Commercial & Personal Lines Insurance
1,000,000	Delphi Financial Group	28,840
	Workers Compensation & Group Employee Benefit Products & Services
832,000	Willis Group (Ireland)	28,812
	Insurance Broker
1,420,000	Selective Insurance Group	25,773
	Commercial & Personal Lines Insurance
1,600,000	Symetra Financial	21,920
	Life Insurance

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Insurance—continued
900,000	Brown & Brown	$21,546
	Insurance Broker
390,919	Aspen Insurance	11,188
	Commercial Lines Insurance/Reinsurance
121,342	Assurant	4,674
	Specialty Insurance
		416,507
	> Finance Companies 1.8%
1,505,202	World Acceptance (a)(b)	79,475
	Personal Loans
2,350,000	McGrath Rentcorp (b)	61,617
	Temporary Space & IT Rentals
1,480,000	GATX	52,214
	Rail Car Lessor
2,532,500	Aaron Rents	51,638
	Rent to Own
3,000,000	H&E Equipment Services (a)(b)	34,710
	Heavy Equipment Leasing
1,650,000	CAI International (a)(b)	32,340
	International Container Leasing
1,091,000	Marlin Business Services (a)(b)	13,801
	Small Equipment Leasing
78,500	Textainer Group Holdings	2,237
	Top International Container Leasor
		328,032
	> Brokerage & Money Management 1.5%
6,198,000	SEI Investments	147,450
	Mutual Fund Administration & Investment Management
3,391,000	Eaton Vance	102,510
	Specialty Mutual Funds
700,000	Investment Technology Group (a)	11,459
	Electronic Trading
452,146	Kaiser Federal Financial Group	5,236
	Los Angeles Savings & Loan
		266,655
	> Savings & Loans 0.2%
1,300,000	Housing Development Finance (India)	21,135
	Indian Mortgage Lender
1,024,069	ViewPoint Financial	11,971
	Texas Thrift
1,010,000	Provident New York Bancorp	10,595
	New York State Thrift
65,991	Berkshire Hills Bancorp	1,458
	Northeast Thrift
		45,159
	> Credit Cards 0.1%
140,000	Alliance Data Systems (a)	9,944
	Diversified Credit Card Provider
		9,944
Finance: Total		1,816,920
Health Care 9.1%
	> Biotechnology & Drug Delivery 3.4%
3,920,421	BioMarin Pharmaceutical (a)	105,577
	Biotech Focused on Orphan Diseases

Number of Shares		Value (000)
1,110,000	United Therapeutics (a)	$70,174
	Biotech Focused on Rare Diseases
4,180,918	Seattle Genetics (a)	62,505
	Antibody-based Therapies for Cancer
4,500,000	Isis Pharmaceuticals (a)	45,540
	Biotech Pioneer in Anti-sense Drugs
5,500,000	Micromet (a)(b)	44,660
	Next-generation Antibody Technology
1,200,000	Onyx Pharmaceuticals (a)	44,244
	Commercial-stage Biotech Focused on Cancer
1,088,500	InterMune (a)	39,621
	Drugs for Pulmonary Fibrosis & Hepatitis C
2,700,000	Nektar Therapeutics (a)	34,695
	Drug Delivery Technologies
7,035,000	Allos Therapeutics (a)(b)	32,431
	Cancer Drug Development
3,449,900	Chelsea Therapeutics (a)(b)	25,874
	Biotech Focused on Rare Diseases
1,200,000	Auxilium Pharmaceuticals (a)(c)	25,320
	Biotech Focused on Niche Disease Areas
3,200,000	NPS Pharmaceuticals (a)	25,280
	Orphan Drugs & Healthy Royalties
900,000	Acorda Therapeutics (a)	24,534
	Biopharma Company Focused on Nervous Disorder Drugs
3,340,255	Idenix Pharmaceuticals (a)	16,835
	Developer of Drugs for Infectious Diseases
3,500,000	Array Biopharma (a)(b)	10,465
	Drugs for Cancer & Inflammatory Diseases
1,383,454	Nabi Biopharmaceuticals (a)	8,010
	Biotech Focused on Vaccines
1,450,000	Anthera Pharmaceuticals (a)	7,076
	Biotech Focused on Cardiovascular, Cancer & Immunology
359,944	MicroDose Technologies (a)(d)	94
	Drug Inhaler Development
94,715	Locus Pharmaceuticals (a)(d)	9
	High Throughput Rational Drug Design
		622,944
	> Medical Equipment & Devices 3.4%
2,100,000	Alexion Pharmaceuticals (a)	169,155
	Biotech Focused on Orphan Diseases
1,000,000	Edwards Lifesciences (a)	80,840
	Heart Valves
1,800,000	Sirona Dental Systems (a)	75,204
	Manufacturer of Dental Equipment
1,065,000	Haemonetics (a)	67,287
	Blood & Plasma Collection Equipment
3,150,000	American Medical Systems (a)	59,409
	Medical Devices to Treat Urological Conditions
750,000	Gen-Probe (a)	43,762
	Molecular In-vitro Diagnostics
500,000	Idexx Laboratories (a)(c)	34,610
	Diagnostic Equipment & Services for Veterinarians
1,150,000	Orthofix International (a)(b)	33,350
	Bone Fixation & Stimulation Devices
506,000	Illumina (a)	32,050
	Leading Tools & Service Provider for Genetic Analysis

See accompanying notes to financial statements.

30

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
932,768	Pacific Biosciences of California (a)(c)	$14,840
	Genome Sequencing
1,480,056	Nanosphere (a)(b)	6,453
	Molecular Diagnostics Company with Best of Breed Platform
		616,960
	> Health Care Services 1.4%
1,250,000	Mednax (a)	84,112
	Physician Management for Pediatric & Anesthesia Practices
1,300,000	Community Health Systems (a)	48,581
	Non-urban Hospitals
4,250,000	eResearch Technology (a)(b)	31,238
	Clinical Research Services
400,000	HMS Holdings (a)	25,908
	Cost Containment Services
2,650,000	Health Management Associates (a)	25,281
	Non-urban Hospitals
500,000	AthenaHealth (a)(c)	20,490
	Revenue Cycle Management for Physician Offices
700,000	Allscripts Healthcare Solutions (a)	13,489
	IT for Physician Offices & Hospitals
		249,099
	> Medical Supplies 0.8%
2,415,000	Cepheid (a)	54,941
	Molecular Diagnostics
650,000	Henry Schein (a)	39,904
	Largest Distributor of Healthcare Products
1,100,000	Patterson Companies	33,693
	Dental, Veterinarian & Medical Distributor
200,000	Owens & Minor	5,886
	Distribution of Medical Supplies
77,602	Neogen (a)	3,184
	Food & Animal Safety Products
42,278	ICU Medical (a)	1,543
	Intravenous Therapy Products
		139,151
	> Pharmaceuticals 0.1%
2,659,068	Akorn (a)	16,141
	Develops, Manufactures & Sells Specialty Generic Drugs
2,272,582	United Drug (Ireland)	6,377
	Irish Pharmaceutical Wholesaler & Outsourcer
361,450	Alimera Sciences (a)(c)	3,752
	Ophthalmogy-focused Pharmaceutical Company
		26,270
Health Care: Total		1,654,424
Other Industries 5.1%
	> Real Estate 3.0%
4,000,000	BioMed Realty Trust	74,600
	Life Science-focused Office Buildings
641,165	Federal Realty Investment Trust	49,966
	Shopping Centers
1,935,579	Dupont Fabros Technology (c)	41,170
	Technology-focused Office Buildings

Number of Shares		Value (000)
1,120,000	Kilroy Realty	$40,846
	Southern California Office & Industrial Properties
720,000	Digital Realty Trust (c)	37,109
	Technology-focused Office Buildings
2,200,000	Associated Estates Realty (b)	33,638
	Multi-family Properties
43,201,999	Mapletree Logistics Trust (Singapore)	32,485
	Asian Logistics Landlord
1,850,000	Extra Space Storage	32,190
	Self Storage Facilities
900,000	Corporate Office Properties	31,455
	Office Buildings
530,000	Macerich	25,106
	Regional Shopping Malls
15,000,000	Ascendas REIT (Singapore)	24,194
	Singapore Industrial Property Landlord
3,000,000	Education Realty Trust (b)	23,310
	Student Housing
700,000	Washington REIT	21,693
	Washington D.C. Diversified Properties
3,750,000	DCT Industrial Trust	19,912
	Industrial Properties
2,800	Orix JREIT (Japan)	18,204
	Diversified REIT
3,050,000	Kite Realty Group	16,501
	Community Shopping Centers
367,240	Post Properties	13,331
	Multi-family Properties
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		535,710
	> Transportation 1.2%
1,850,000	JB Hunt Transport Services	75,498
	Truck & Intermodal Carrier
2,800,000	Rush Enterprises, Class A (a)(b)	57,232
550,000	Rush Enterprises, Class B (a)(b)	9,889
	Truck Sales & Services
2,730,000	Heartland Express	43,735
	Regional Trucker
1,110,000	World Fuel Services	40,138
	Global Fuel Broker
		226,492
	> Regulated Utilities 0.9%
2,000,000	Northeast Utilities	63,760
	Regulated Electric Utility
900,000	Wisconsin Energy	52,974
	Wisconsin Utility
500,000	ALLETE	18,630
	Regulated Electric Utility in Minnesota
333,000	Red Eléctrica de España (Spain)	15,657
	Spanish Power Transmission
3,333,000	Terna (Italy)	14,079
	Italian Power Transmission
		165,100
Other Industries: Total		927,302
Total Equities: 97.2% (Cost: $11,026,459)		17,595,584

See accompanying notes to financial statements.

31

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
Securities Lending Collateral – 2.1%
375,541,061	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.01%)	$375,541
Total Securities Lending Collateral: (Cost: $375,541)		375,541
Short-Term Obligations: 2.9%
	> Repurchase Agreement 2.5%
$453,434	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by U.S. Government Agency obligations with various maturities to 9/08/14, market value $462,507 (repurchase proceeds $453,440)	453,434
		453,434
	> Commercial Paper 0.4%
50,000	Toyota Motor Credit 0.20% Due 1/21/11	49,995
25,000	ConocoPhillips (g) 0.25% Due 1/07/11	24,999
		74,994
Total Short-Term Obligations: (Amortized Cost: $528,428)		528,428
Total Investments: 102.2% (Cost: $11,930,428)(h)(i)		18,499,553
Obligation to Return Collateral for Securities Loaned: (2.1)%		(375,541)
Cash and Other Assets Less Liabilities: (0.1)%		(25,300)
Total Net Assets: 100.0%		$18,098,712

ADR = American Depositary Receipts

GDR = Global Depository Receipts

See accompanying notes to financial statements.

32

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
Abercrombie & Fitch*	4,500,000	-	1,665,000	2,835,000	$163,381	$2,031
Actuate*	3,700,000	-	2,200,000	1,500,000	8,550	-
Administaff*	1,428,224	-	218,224	1,210,000	35,453	629
AFC Enterprises	2,000,000	-	-	2,000,000	27,800	-
Allos Therapeutics	2,800,000	4,235,000	-	7,035,000	32,431	-
AMAG Pharmaceuticals*	600,000	650,000	1,250,000	-	-	-
AmeriCredit*	7,235,000	250,000	7,485,000	-	-	-
AnnTaylor Stores*	3,500,000	-	3,500,000	-	-	-
Anthera Pharmaceuticals*	-	1,450,000	-	1,450,000	7,076	-
Array Biopharma	-	3,500,000	-	3,500,000	10,465	-
Art Technology Group	2,594,654	6,405,346	-	9,000,000	53,820	-
Associated Estates Realty	-	2,200,000	-	2,200,000	33,638	255
Bally Technologies	4,025,000	-	300,000	3,725,000	157,158	-
Blackbaud	1,800,000	450,000	-	2,250,000	58,275	990
CAI International	1,650,000	-	-	1,650,000	32,340	-
Cepheid*	2,500,000	1,065,000	1,150,000	2,415,000	54,941	-
Charming Shoppes*	7,500,000	2,300,000	9,800,000	-	-	-
Chattem*	1,010,000	-	1,010,000	-	-	-
Chelsea Therapeutics	-	3,449,900	-	3,449,900	25,874	-
Clarcor	2,627,500	-	62,500	2,565,000	110,013	1,020
Cogent Communications	4,200,000	-	1,400,000	2,800,000	39,592	-
Coldwater Creek*	-	4,950,442	3,565,845	1,384,597	4,389	-
Diamond Foods	550,475	749,525	-	1,300,000	69,134	143
Donaldson	4,200,000	-	-	4,200,000	244,776	2,079
Drew Industries	1,600,000	-	340,000	1,260,000	28,627	1,890
Education Realty Trust	-	3,000,000	-	3,000,000	23,310	370
eResearch Technology	4,250,000	-	-	4,250,000	31,238	-
ESCO Technologies	2,200,000	-	-	2,200,000	83,248	528
Gaiam	1,371,366	-	-	1,371,366	10,560	411
Gaylord Entertainment	3,700,000	1,189,500	1,039,500	3,850,000	138,369	-
H&E Equipment Services	3,300,000	-	300,000	3,000,000	34,710	-
Hackett Group	4,500,000	-	-	4,500,000	15,795	-
HEICO**	1,225,000	475,000	-	1,700,000	63,444	165
Helen of Troy	1,700,000	-	100,000	1,600,000	47,584	-
Herman Miller*	2,800,000	-	-	2,800,000	70,840	246
ICU Medical*	850,000	200,000	1,007,722	42,278	1,543	-
iGate	5,000,000	-	2,086,935	2,913,065	57,416	1,075
II-VI	2,400,000	-	175,000	2,225,000	103,151	-
Informatica	7,000,000	-	1,800,000	5,200,000	228,956	-
Interline Brands	2,600,000	-	-	2,600,000	59,202	-
IPG Photonics	2,750,000	435,000	475,000	2,710,000	85,690	-
IXYS	1,900,000	-	-	1,900,000	22,078	-
Kenexa	2,425,000	-	400,000	2,025,000	44,125	-
Knoll	4,000,000	-	-	4,000,000	66,920	480
Lifetime Fitness	2,150,000	230,000	190,000	2,190,000	89,768	-
lululemon athletica	4,200,000	485,000	650,000	4,035,000	276,075	-
Marlin Business Services	1,091,000	-	-	1,091,000	13,801	-
MB Financial	2,305,600	554,400	-	2,860,000	49,535	107
McGrath Rentcorp	2,350,000	-	-	2,350,000	61,617	2,103
Mediacom Communications*	4,000,000	-	4,000,000	-	-	-
Micromet	1,400,000	4,100,000	-	5,500,000	44,660	-
Mine Safety Appliances*	1,975,000	-	450,000	1,525,000	47,473	1,705
Nanosphere	1,232,900	267,100	19,944	1,480,056	6,453	-
Navigant Consulting	2,500,000	600,000	-	3,100,000	28,520	-
NPS Pharmaceuticals*	2,700,000	500,000	-	3,200,000	25,280	-
Orko Silver	10,000,000	-	-	10,000,000	28,160	-
Orthofix International	1,000,000	150,000	-	1,150,000	33,350	-
PAETEC Holding	9,600,000	-	-	9,600,000	35,904	-

See accompanying notes to financial statements.

33

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
Pericom Semiconductor	1,765,000	-	-	1,765,000	$19,380	$-
Petroamerica	-	30,275,000	-	30,275,000	18,574	-
Petrodorado***	48,000,000	-	-	48,000,000	26,933	-
Petrolifera Petroleum	264,000	13,686,000	-	13,950,000	8,599	-
Petromanas***	-	56,250,000	-	56,250,000	16,817	-
Pinnacle Entertainment	4,050,000	-	650,000	3,400,000	47,668	-
Princeton Review*	3,000,000	-	1,000,000	2,000,000	2,360	-
PSS World Medical*	2,750,000	550,000	3,300,000	-	-	-
Rush Enterprises	3,000,000	350,000	-	3,350,000	67,121	-
Salem Communications	1,541,000	-	-	1,541,000	4,885	308
Shutterfly	-	1,700,000	-	1,700,000	59,551	-
SkillSoft - ADR*	9,500,000	-	9,500,000	-	-	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	1,699	-
SPS Commerce	-	856,429	-	856,429	13,532	-
Supertex	1,035,000	-	-	1,035,000	25,026	-
Switch & Data Facilities*	2,500,000	-	2,500,000	-	-	-
Talbots	4,250,000	650,000	750,000	4,150,000	35,358	-
THQ	3,200,000	600,000	233,000	3,567,000	21,616	-
TriCo Bancshares	1,200,000	250,000	100,000	1,350,000	21,803	476
True Religion Apparel	1,500,000	975,000	428,000	2,047,000	45,566	-
Tuscany International Drilling***	-	28,048,000	14,728,800	13,319,200	15,124	-
tw telecom	9,500,000	-	-	9,500,000	161,975	-
Tyler Technologies	1,134,260	1,315,740	450,000	2,000,000	41,520	-
Universal Technical Institute	1,750,301	-	50,301	1,700,000	37,434	2,550
Vail Resorts*	1,950,000	-	700,000	1,250,000	65,050	-
Vermillion*	-	694,849	694,849	-	-	-
Virtusa	1,800,000	200,000	-	2,000,000	32,720	-
World Acceptance	1,545,000	-	39,798	1,505,202	79,475	-
Xenoport*	-	2,100,000	2,100,000	-	-	-
Total of Affiliated Transactions	268,131,280	182,342,231	131,865,418	366,608,093	$3,996,294	$19,561

*  At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 2:1 stock split.

***  Includes the effects of a corporate action.

  The aggregate cost and value of these affiliated companies at December 31, 2010, were $2,324,758 and $3,446,513, respectively. Investments in affiliated companies represented 19.0% of the Fund's total net assets at December 31, 2010.

(c)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $363,573.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $116,054, which represented 0.64% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Petrodorado	11/20/09	24,000,000	$5,049	$16,795
Mail.ru - GDR	11/5/10-12/31/10	464,305	16,518	16,715
Union Agriculture Group	12/08/10	6,818,182	15,000	15,000
Tuscany International Drilling	2/12/10-3/23/10	10,719,200	12,997	14,791
Petromanas	5/20/10	37,500,000	13,032	14,599
Petrodorado - Warrants	11/20/09	24,000,000	2,965	10,138
Canacol Energy	4/15/10	6,300,000	4,667	9,749
Canadian Overseas Petroleum - Subscription Receipts	11/24/10	5,880,000	2,882	4,926
Petrolifera Petroleum	4/06/10	8,000,000	6,768	4,889
Tahoe Resources	5/28/10	236,400	1,350	3,425
Petromanas - Warrants	5/20/10	18,750,000	1,086	2,218
Canadian Overseas Petroleum	11/24/10	2,520,000	1,116	1,813
Tuscany International Drilling - Warrants	2/12/10	2,600,000	322	333
Canadian Overseas Petroleum - Warrants	11/24/10	1,260,000	119	298
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	262

See accompanying notes to financial statements.

34

> Notes to Statement of Investments (dollar values in thousands)

Security	Acquisition Dates	Shares	Cost	Value
MicroDose Technologies	11/24/00	359,944	$2,005	$94
Locus Pharmaceuticals	9/05/01-2/08/07	94,715	7,780	9
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$93,861	$116,054

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2010, this security had an aggregate value of $24,999, which represented 0.1% of total net assets.

(h)  At December 31, 2010, for federal income tax purposes, the cost of investments was $12,029,556 and net unrealized appreciation was $6,469,997, consisting of gross unrealized appreciation of $7,237,867 and gross unrealized depreciation of $767,870.

(i)  On December 31, 2010, the market value of foreign securities represented 12.61% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$428,357	2.37
Canada	355,060	1.96
Colombia	266,338	1.47
Singapore	180,013	1.00
Sweden	126,861	0.70
Japan	113,304	0.63
Chile	102,235	0.57
Hong Kong	76,579	0.42
United Kingdom	76,385	0.42
France	71,831	0.40
China	67,421	0.37
Brazil	54,754	0.30
India	49,189	0.27
Denmark	47,377	0.26
	Value	Percentage of Net Assets
South Korea	$37,514	0.21
Ireland	35,189	0.19
Iraq	30,091	0.17
Israel	27,920	0.15
Germany	22,848	0.13
South Africa	22,349	0.12
Switzerland	19,752	0.11
Russia	16,715	0.09
Spain	15,657	0.09
Argentina	15,000	0.08
Italy	14,079	0.08
Iceland	8,713	0.05
Luxembourg	-	-
Total Foreign Portfolio	$2,281,531	12.61

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,618,335	$247,495	$-	$4,865,830
Industrial Goods & Services	2,938,582	402,128	-	3,340,710
Consumer Goods & Services	2,857,927	180,195	262	3,038,384
Energy & Minerals	1,507,133	429,881	15,000	1,952,014
Finance	1,795,785	21,135	-	1,816,920
Health Care	1,647,944	6,377	103	1,654,424
Other Industries	822,683	104,619	-	927,302
Total Equities	16,188,389	1,391,830	15,365	17,595,584
Total Securities Lending Collateral	375,541	-	-	375,541
Total Short-Term Obligations	-	528,428	-	528,428
Total Investments	$16,563,930	$1,920,258	$15,365	$18,499,553

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

See accompanying notes to financial statements.

35

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Consumer Goods & Services	$336	$-	$(74)	$-	$-	$-	$-	$262
Energy & Minerals	-	-	-	15,000	-	-	-	15,000
Health Care	176	-	(73)	-	-	-	-	103
	$512	$-	$(147)	$15,000	$-	$-	$-	$15,365

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $147. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

36

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Asia
> Japan
Asahi Diamond Industrial	511,700	1,000,000
Daiseki	787,200	1,181,200
Kansai Paint	7,140,000	7,556,000
Nippon Sheet Glass	1,860,000	7,174,000
Pigeon	397,500	439,800
Ushio	950,000	1,041,800
> China
51job - ADR	0	247,000
China Communication Services	30,000,000	45,000,000
China Xiniya Fashion - ADR	0	1,766,700
Noah Holdings - ADR	0	223,100
Zhaojin Mining Industry	13,930,000	16,138,000
> Singapore
Goodpack	9,540,600	11,000,000
> India
Infrastructure Development Finance	3,785,000	4,730,000
Jain Irrigation Systems	1,280,000	6,400,000
Manappuram General Finance	0	3,115,000
REI Agro	23,000,000	30,575,000
S. Kumars Nationwide	7,702,000	9,600,000
> Hong Kong
L'Occitane International	8,336,150	10,500,000
Melco Crown Entertainment - ADR	5,000,000	7,000,000
Mongolian Mining	0	23,335,500
Sa Sa International	0	23,470,900
> South Korea
NHN	280,000	304,000
Woongjin Coway	909,000	1,157,000
> Thailand
Home Product Center	0	31,101,200
Europe
> United Kingdom
Archipelago Resources	20,823,776	24,346,593
Chemring	890,000	964,000
FlyBe	0	1,731,900
JLT Group	0	1,426,274
Petropavlovsk	1,768,000	1,976,000
SKIL Ports & Logistics	0	1,650,000
Sterling Resources	0	1,549,500
Sterling Resources	0	1,050,500
Workspace Group	54,275,000	60,304,000
> Netherlands
Aalberts Industries	1,968,060	2,258,060

	Number of Shares
	09/30/10	12/31/10
Arcadis	1,120,284	1,164,669
USG People	916,600	1,264,600
> France
Gemalto	383,000	460,000
Neopost	470,000	590,000
Norbert Dentressangle	201,101	213,724
Toreador Resources	0	372,000
> Germany
Rheinmetall	0	365,000
> Sweden
Orc Software	0	708,342
> Italy
Tod's	340,000	452,200
> Portugal
Banco Comercial Português	16,574,000	21,618,000
> Iceland
Marel	34,999,999	35,369,999
> Russia
Mail.ru	0	833,742
Other Countries
> Canada
DeeThree Exploration	0	1,042,877
Ivanhoe Mines	0	744,000
Ivanhoe Mines - Rights	0	850,000
> United States
BioMarin Pharmaceutical	725,000	1,010,534
Onex Capital	0	187,600
> South Africa
Northam Platinum	4,541,900	5,780,900
> Senegal
Sonatel	33,000	43,000
> Egypt
Paints & Chemical Industries (Pachin)	96,872	220,342
Latin America
> Brazil
MRV Engenharia	3,000,000	3,300,000
Suzano	5,375,000	5,937,000
> Mexico
Grupo Aeroportuario del Sureste - ADR	533,400	550,000
> Argentia
Madalena Ventures	0	5,400,000
Union Agriculture Group	0	6,818,182

See accompanying notes to financial statements.

37

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/10	12/31/10
Sales
Asia
> Japan
Point	406,030	0
Zenrin	294,100	0
> China
Shandong Weigao	13,626,200	12,277,200
> Singapore
CDL Hospitality Trust	24,136,100	23,000,000
Olam International	37,000,000	35,000,000
Singapore Exchange	5,000,000	4,000,000
> India
Educomp Solutions	1,148,000	0
Shriram Transport Finance	2,700,000	1,835,000
> Hong Kong
Hong Kong Exchanges and Clearing	1,900,000	750,000
> South Korea
MegaStudy	172,000	121,132
Mirae Asset Securities	376,000	0
Taewoong	179,000	64,008
> Taiwan
Everlight Electronics	14,000,000	7,206,000
Yuanta Financial Holdings	27,000,000	0
Europe
> United Kingdom
Micro Focus	4,025,000	2,195,200
N Brown Group	2,266,644	0
> Netherlands
QIAGEN	650,000	0
> Germany
Tognum	390,355	0
Wincor Nixdorf	145,321	0
> Italy
Terna	7,674,000	4,111,000
> Ireland
Paddy Power	575,000	431,000
Other Countries
> Canada
Horizon North Logistics	2,262,100	2,214,100
> United States
Alexion Pharmaceuticals	625,000	411,000
Hewlett Packard Co.	26,300,000	0
Oceaneering International	192,000	0
Ritchie Brothers Auctioneers	679,000	0

	Number of Shares
	09/30/10	12/31/10
> Australia
Billabong International	2,200,000	0
Hastie Group	11,236,457	6,152,918
Latin America
> Brazil
Localiza Rent A Car	4,900,000	4,600,000
> Mexico
Urbi Desarrollos Urbanos	6,837,700	0

See accompanying notes to financial statements.

38

Columbia Acorn International

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 93.7%
Asia 37.8%
	> Japan 16.4%
7,556,000	Kansai Paint	$73,107
	Paint Producer in Japan, India, China & Southeast Asia
27,000	Advance Residence Investment (a)	60,432
	Residential REIT
21,000	Seven Bank	44,459
	ATM Processing Services
6,400	Orix JREIT	41,608
	Diversified REIT
1,846,000	Aeon Delight	36,341
	Facility Maintenance & Management
20,900	Wacom	33,205
	Computer Graphic Illustration Devices
8,071	Start Today	32,246
	Online Japanese Apparel Retailer
274,000	Nakanishi	29,012
	Dental Tools & Machinery
3,283,000	Kamigumi	27,557
	Port Cargo Handling & Logistics
3,400	Fukuoka	26,632
	Diversified REIT in Fukuoka
710,000	Hamamatsu Photonics	25,937
	Optical Sensors for Medical & Industrial Applications
5,100	Osaka Securities Exchange	25,714
	Osaka Securities Exchange
789,000	Tsumura	25,539
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
24,022	Jupiter Telecommunications	25,267
	Largest Cable Service Provider in Japan
707,000	Ain Pharmaciez	24,862
	Dispensing Pharmacy/Drugstore Operator
1,343,000	Hoshizaki Electric	24,858
	Commercial Kitchen Equipment
868,000	Kintetsu World Express	24,814
	Airfreight Logistics
1,181,200	Daiseki (b)	24,634
	Waste Disposal & Recycling
1,905,500	Asics	24,479
	Footwear & Apparel
906,000	Aeon Mall	24,310
	Suburban Shopping Mall Developer, Owner & Operator
800,000	Olympus	24,191
	Medical Equipment (Endoscopes) & Cameras
977,000	Glory	24,047
	Currency Handling Systems & Related Equipment
711,000	Ibiden	22,405
	Electronic Parts & Ceramics
509,000	Makita	20,810
	Power Tools
972,500	Torishima Pump Manufacturing	20,511
	Industrial Pump for Power Generation & Water Supply Systems

Number of Shares		Value (000)
1,595,000	Gree	$20,277
	Mobile Social Networking Game Developer/ Platform
1,041,800	Ushio	19,845
	Industrial Light Sources
942,000	Tamron	19,606
	Camera Lens Maker
7,174,000	Nippon Sheet Glass	19,346
	Sheet Glass for Building & Automotive Use
1,000,000	Asahi Diamond Industrial	18,989
	Consumable Diamond Tools
408,700	Benesse	18,821
	Education Service Provider
675,780	Icom	18,514
	Two Way Radio Communication Equipment
1,501,000	Rohto Pharmaceutical	17,539
	Health & Beauty Products
2,870	Kakaku.com	17,067
	Online Price Comparison Services for Consumers
1,750,000	Suruga Bank	16,286
	Regional Bank
587,800	Miura	15,686
	Industrial Boiler Manufacturer
1,000,000	Japan Airport Terminal	15,424
	Airport Terminal Operator at Haneda
439,800	Pigeon	14,950
	Baby Care Products
1,986	Mori Hills	7,680
	Tokyo Centric Diversified REIT
		1,007,007
	> China 6.4%
16,138,000	Zhaojin Mining Industry	66,024
	Gold Mining & Refining in China
36,700,000	Jiangsu Expressway	42,117
	Chinese Toll Road Operator
12,199,600	China Yurun Food	40,337
	Meat Processor in China
12,277,200	Shandong Weigao	34,749
	Vertically Integrated Hospital Consumable Manufacturing
33,160,400	China Green	32,423
	Chinese Fruit & Vegetable Grower & Processor
1,110,000	Mindray - ADR (b)	29,304
	Medical Device Manufacturer
278,315	New Oriental Education & Technology - ADR (a)	29,287
	China's Largest Private Education Service Provider
45,000,000	China Communication Services	26,805
	China's Telecom Infrastructure Service Provider
240,000,000	RexLot Holdings	25,319
	Lottery Equipment Supplier in China
29,425,300	Wasion Group	19,458
	Electronic Power Meter Total Solution Provider
1,766,700	China Xiniya Fashion - ADR (a)(b)	16,183
	Men's Apparel Provider in China

See accompanying notes to financial statements.

39

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> China—continued
18,910,000	Sino Ocean Land	$12,383
	Property Developer in China
247,000	51job - ADR (a)	12,165
	Integrated Human Resources Service Provider
223,100	Noah Holdings - ADR (a)(b)	4,361
	Wealth Management Product Distributor in China
83,200	XueDa Education Group - ADR (a)	938
	Chinese Tutoring
15,300,000	Fu Ji Food & Catering Services (a)(c)	79
	Food Catering Service Provider in China
		391,932
	> Singapore 4.6%
35,000,000	Olam International	85,635
	Agriculture Supply Chain Manager
66,000,000	Mapletree Logistics Trust	49,628
	Asian Logistics Landlord
23,000,000	CDL Hospitality Trust	37,278
	Hotel Owner/Operator
20,000,000	Ascendas REIT	32,259
	Singapore Industrial Property Landlord
37,010,000	Mapletree Industrial Trust (a)	31,434
	Singapore Industrial REIT
4,000,000	Singapore Exchange	26,244
	Singapore Equity & Derivatives Market Operator
11,000,000	Goodpack	17,571
	International Bulk Container Leasing
		280,049
	> India 3.5%
565,000	Asian Paints	36,454
	India's Largest Paint Company
1,835,000	Shriram Transport Finance	32,215
	Truck Financing in India
6,400,000	Jain Irrigation Systems	30,143
	Agricultural Micro-irrigation Systems & Food Processing
4,730,000	Infrastructure Development Finance	19,363
	Infrastructure Finance in India
30,575,000	REI Agro	18,633
	Basmati Rice Processing
9,600,000	S. Kumars Nationwide (a)	18,582
	Textiles, Clothing & Retail
1,100,000	Housing Development Finance	17,883
	Indian Mortgage Lender
4,800,000	Mundra Port & Special Economic Zone	15,431
	Indian West Coast Shipping Port
2,125,000	Patel Engineering	14,494
	Civil Engineering & Construction
3,115,000	Manappuram General Finance	10,380
	Short-term Lending Collateralized by Household Gold
		213,578
	> Hong Kong 3.1%
22,154,200	Lifestyle International	54,439
	Mid- to High-end Department Store Operator in Hong Kong & China

Number of Shares		Value (000)
7,000,000	Melco Crown Entertainment - ADR (a)(b)	$44,520
	Macau Casino Operator
10,500,000	L'Occitane International (a)	29,044
	Skin Care & Cosmetics Producer
23,335,500	Mongolian Mining (a)	27,230
	Coking Coal Mining in Mongolia
750,000	Hong Kong Exchanges and Clearing	17,011
	Hong Kong Equity & Derivatives Market Operator
23,470,900	Sa Sa International	14,615
	Chinese Discount Cosmetics Retailer
		186,859
	> South Korea 2.0%
304,000	NHN (a)	60,662
	South Korea's Largest Online Search Engine
1,157,000	Woongjin Coway	41,054
	South Korean Household Appliance Rental Service Provider
121,132	MegaStudy (a)	18,805
	Online Education Service Provider
64,008	Taewoong (a)	2,648
	Niche Custom Forging
		123,169
	> Taiwan 1.7%
7,200,000	Simplo Technology	52,352
	World's Largest Notebook Battery Pack Supplier
1,599,620	Formosa International Hotels	28,310
	Hotel, Food & Beverage Operation & Hospitality Management Services
7,206,000	Everlight Electronics	20,859
	LED Packager
		101,521
	> Thailand 0.1%
31,101,200	Home Product Center	9,079
	DIY Home Improvement Retailer
		9,079
Asia: Total		2,313,194
Europe 35.5%
	> United Kingdom 6.8%
6,700,000	Serco	58,027
	Facilities Management
2,000,000	Intertek Group	55,348
	Testing, Inspection & Certification Services
964,000	Chemring	43,646
	Defense Manufacturer of Countermeasures & Energetics
1,976,000	Petropavlovsk	35,244
	Gold & Iron Ore Mining in Russia
8,873,000	Cobham	28,152
	Aerospace Components
24,346,593	Archipelago Resources (a)	23,155
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
60,304,000	Workspace Group (d)	22,095
	United Kingdom Real Estate

See accompanying notes to financial statements.

40

Number of Shares		Value (000)
	> United Kingdom—continued
682,000	Rotork	$19,437
	Valve Actuators for Oil & Water Pipelines
4,600,000	RPS Group	16,524
	Environmental Consulting & Planning
3,262,210	Abcam	16,276
	Online Sales of Antibodies
1,426,274	JLT Group	13,987
	International Business Insurance Broker
690,000	Tullow Oil	13,566
	Oil & Gas Producer
2,195,200	Micro Focus	13,303
	United Kingdom Legacy Software Provider
1,250,000	Smith & Nephew	13,184
	Medical Equipment & Supplies
304,000	Premier Oil (a)	9,242
	Oil & Gas Producer in Europe, Pakistan & Asia
3,500,000	PureCircle (a)(b)	9,031
	Natural Sweeteners
1,731,900	FlyBe (a)	8,573
	Largest European Regional Airline
1,650,000	SKIL Ports & Logistics (a)	6,316
	Indian Container Port Project
1,549,500	Sterling Resources (a)	5,377
1,050,500	Sterling Resources (a)(e)	3,572
	Oil & Gas Exploration - Europe
		414,055
	> Netherlands 6.5%
1,922,517	Imtech	72,936
	Electromechanical & Information & Communications Technologies Installation & Maintenance
763,202	Fugro	62,722
	Sub-sea Oilfield Services
1,040,200	Vopak	49,137
	World's Largest Operator of Petroleum & Chemical Storage Terminals
1,476,800	Unit 4 Agresso (d)	47,807
	Business Software Development
2,258,060	Aalberts Industries	47,600
	Flow Control & Heat Treatment
1,240,557	Koninklijke TenCate	46,417
	Advanced Textiles & Industrial Fabrics
1,164,669	Arcadis	27,104
	Engineering Consultants
1,264,600	USG People (a)	25,686
	Temporary Staffing Services
206,000	Core Laboratories	18,344
	Oil & Gas Reservoir Consulting
		397,753
	> France 4.7%
590,000	Neopost	51,405
	Postage Meter Machines
599,200	Eurofins Scientific	43,158
	Food, Pharmaceuticals & Materials Screening & Testing
900,000	Saft	33,134
	Niche Battery Manufacturer

Number of Shares		Value (000)
274,100	Rubis (b)	$31,921
	Tank Storage & Liquefied Petroleum Gas Distribution
322,200	Pierre & Vacances	25,997
	Vacation Apartment Lets
539,000	Mersen	24,705
	Advanced Industrial Materials
669,000	Teleperformance	22,573
	Call Center Operator
460,000	Gemalto	19,575
	Smart Card Products & Solutions
213,724	Norbert Dentressangle	18,935
	Leading European Logistics & Transport Group
1,671,100	Hi-Media (a)(b)	7,816
	Online Advertiser in Europe
372,000	Toreador Resources (a)(b)	5,774
	Drilling for Oil in France's Paris Basin
		284,993
	> Germany 3.5%
305,000	Vossloh	38,949
	Rail Infrastructure & Diesel Locomotives
610,000	CTS Eventim	37,668
	Event Ticket Sales
365,000	Rheinmetall	29,355
	Defense & Automotive
2,120,000	Wirecard (b)	29,041
	Online Payment Processing & Risk Management
1,250,000	Rhoen-Klinikum	27,517
	Health Care Services
110,000	Rational	24,282
	Commercial Ovens
515,000	Elringklinger	18,226
	Automobile Components
312,500	Deutsche Beteiligungs	8,769
	Private Equity Investment Management
		213,807
	> Switzerland 3.1%
325,000	Kuehne & Nagel	45,152
	Freight Forwarding/Logistics
185,000	Geberit	42,778
	Plumbing Supplies
185,000	Partners Group	35,110
	Private Markets Asset Management
15,500	Sika	34,017
	Chemicals for Construction & Industrial Applications
720,000	Bank Sarasin & Cie	32,809
	Private Banking
		189,866
	> Sweden 2.5%
4,382,000	Hexagon	93,982
	Measurement Equipment & Software
3,887,000	Sweco	33,663
	Engineering Consultants
1,078,000	East Capital Explorer (a)	13,587
	Sweden-based Russia/Central Eastern Europe Investment Fund

See accompanying notes to financial statements.

41

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Sweden—continued
708,342	Orc Software (b)	$13,457
	Software for Securities Trading, Analysis & Risk Management
		154,689
	> Italy 2.2%
452,200	Tod's	44,693
	Leather Shoes & Bags
2,083,000	Ansaldo STS	29,826
	Railway Systems Integrator
4,311,600	Credito Emiliano	26,677
	Italian Regional Bank
9,796,000	CIR (a)	17,998
	Italian Holding Company
4,111,000	Terna	17,365
	Italian Power Transmission
		136,559
	> Ireland 1.1%
12,110,000	United Drug (d)	33,983
	Irish Pharmaceutical Wholesaler & Outsourcer
431,000	Paddy Power	17,682
	Irish Betting Services
297,000	Aryzta (a)	13,887
	Baked Goods
		65,552
	> Finland 0.9%
967,777	Stockmann (b)	36,603
	Department Store & Fashion Retailer in Scandinavia & Russia
1,756,000	Poyry	21,468
	Engineering Consultants
		58,071
	> Denmark 0.9%
306,000	Novozymes	42,639
	Industrial Enzymes
74,296	SimCorp	11,920
	Software for Investment Managers
		54,559
	> Portugal 0.7%
7,235,000	Redes Energéticas Nacionais	24,944
	Portuguese Power Transmission & Gas Transportation
21,618,000	Banco Comercial Português	16,813
	Largest Portuguese Banking Franchise
		41,757
	> Iceland 0.5%
35,369,999	Marel (a)	30,817
	Largest Manufacturer of Poultry & Fish Processing Equipment
		30,817
	> Russia 0.5%
833,742	Mail.ru - GDR (a)(e)	30,015
	Internet Social Networking & Games for Russian Speakers
		30,015

Number of Shares		Value (000)
	> Czech Republic 0.5%
121,268	Komercni Banka	$28,697
	Leading Czech Republic Universal Bank
		28,697
	> Spain 0.4%
579,000	Red Eléctrica de España	27,223
	Spanish Power Transmission
		27,223
	> Greece 0.3%
6,475,300	Intralot	21,546
	Lottery & Gaming Systems & Services
		21,546
	> Poland 0.3%
893,900	Central European Distribution (a)	20,470
	Largest Spirits Company in Central & Eastern Europe
		20,470
	> Norway 0.1%
340,964	Atea	3,431
	Leading Nordic IT Hardware/Software Re-seller & Installation Company
		3,431
Europe: Total		2,173,860
Other Countries 14.5%
	> Canada 4.8%
1,710,000	ShawCor	56,943
	Oil & Gas Pipeline Products
850,000	Ivanhoe Mines (a)	19,662
744,000	Ivanhoe Mines (a)(b)(f)	17,052
850,000	Ivanhoe Mines - Rights (a)	1,146
744,000	Ivanhoe Mines - Rights (a)(f)	1,042
	Copper Mine Project in Mongolia
1,301,612	CCL Industries	38,775
	Leading Global Label Manufacturer
735,000	Baytex	34,455
	Oil & Gas Producer in Canada
540,000	AG Growth	27,193
	Leading Manufacturer of Augers & Grain Handling Equipment
1,355,000	Guyana Goldfields (a)(e)	14,509
	Gold Mining Projects in Guyana
753,000	Eldorado Gold	14,010
	Gold Miner in Turkey, Greece, China & Brazil
872,700	Tahoe Resources (a)(e)	12,644
	Silver Project in Guatemala
530,000	Black Diamond Group	11,466
	Provides Accommodations/Equipment for Oil Sands Exploitation
1,350,000	DeeThree Exploration (a)(d)(e)	5,721
1,042,877	DeeThree Exploration (a)(d)	4,510
	Canadian Oil & Gas Producer
1,480,610	Pan Orient (a)	9,902
	Growth Oriented & Return Focused Asian Explorer
12,500,000	Eacom Timber (a)(e)	8,008
	Canadian Lumber Producer

See accompanying notes to financial statements.

42

Number of Shares		Value (000)
	> Canada—continued
2,214,100	Horizon North Logistics (a)	$6,614
	Provides Diversified Oil Service Offering in Northern Canada
12,500,000	Petromanas (a)(e)	4,866
6,250,000	Petromanas - Warrants (a)(e)	739
	Exploring for Oil in Albania
3,730,000	Bowood Energy (a)(e)	2,206
	Small E&P Targeting Alberta Bakken
49,900	WestFire Energy (a)	346
	Oil Producer in Alberta & Saskatchewan
		291,809
	> United States 3.6%
1,340,000	Atwood Oceanics (a)	50,076
	Offshore Drilling Contractor
918,000	World Fuel Services	33,195
	Global Fuel Broker
411,000	Alexion Pharmaceuticals (a)	33,106
	Biotech Focused on Orphan Diseases
329,000	FMC Technologies (a)	29,251
	Oil & Gas Wellhead Manufacturer
1,010,534	BioMarin Pharmaceutical (a)	27,214
	Biotech Focused on Orphan Diseases
391,000	Bristow (a)	18,514
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
568,000	Textainer Group Holdings	16,182
	Top International Container Leasor
187,600	Onex Capital	5,704
	Private Equity Firm
324,000	Tesco (a)	5,145
	Developing New Well Drilling Technologies
15,600	Sodastream (a)	492
	Home Beverage Carbonation System
		218,879
	> South Africa 3.0%
1,644,000	Naspers	96,818
	Media in Africa, China, Russia & Other Emerging Markets
4,600,000	Mr. Price	46,437
	South African Retailer of Apparel, Household & Sporting Goods
5,780,900	Northam Platinum	39,753
	Platinum Mining in South Africa
		183,008
	> Australia 1.8%
2,482,000	UGL	36,632
	Engineering & Facilities Management
7,189,283	SAI Global	35,883
	Publishing, Certification & Compliance Services
319,000	Cochlear	26,236
	Cochlear Implants
6,152,918	Hastie Group	6,010
	Mechanical, Electrical & Hydraulic (MEH) Engineering
731,000	Seek	4,957
	Online Job Listing & Education
		109,718

Number of Shares		Value (000)
	> Israel 0.8%
2,890,000	Israel Chemicals	$49,562
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		49,562
	> Kazakhstan 0.3%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (a)	17,789
	Largest Retail Bank & Insurer in Kazakhstan
		17,789
	> Senegal 0.2%
43,000	Sonatel	13,490
	Leading Telecoms Operator in Western Africa
		13,490
	> Egypt —%
220,342	Paints & Chemical Industries (Pachin)	2,050
	Paints & Inks in Egypt
		2,050
Other Countries: Total		886,305
Latin America 5.9%
	> Brazil 4.3%
4,600,000	Localiza Rent A Car	74,558
	Car Rental
5,937,000	Suzano	52,859
	Brazilian Pulp & Paper Producer
1,300,000	Natura	37,358
	Direct Retailer of Cosmetics
3,000,000	Mills Estruturas e Serviços de Engenharia	37,228
	Civil Engineering & Construction
3,300,000	MRV Engenharia	31,046
	Brazilian Low-income Property Developer
5,000,000	PDG Realty	30,614
	Brazilian Low-income Property Developer
		263,663
	> Chile 0.8%
862,000	Sociedad Quimica y Minera de Chile - ADR	50,358
	Producer of Specialty Fertilizers, Lithium & Iodine
		50,358
	> Mexico 0.5%
550,000	Grupo Aeroportuario del Sureste - ADR	31,048
	Mexican Airport Operator
		31,048
	> Argentina 0.3%
6,818,182	Union Agriculture Group (a)(e)	15,000
	Farmland Operator in Uruguay
5,400,000	Madalena Ventures (a)(e)	4,364
	Oil & Gas Exploration in Argentina
		19,364
Latin America: Total		364,433
Total Equities: 93.7% (Cost: $3,933,559)		5,737,792

See accompanying notes to financial statements.

43

Columbia Acorn International

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
Securities Lending Collateral: 0.9%
53,018,320	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.01%)	$53,018
Total Securities Lending Collateral: (Cost: $53,018)		53,018
Short-Term Obligations: 5.2%
	> Repurchase Agreement 4.4%
$270,852	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by U.S. Government Agency obligations with various maturities to 4/28/14, market value $276,271 (repurchase proceeds $270,856)	270,852
		270,852
	> Commercial Paper 0.8%
29,300	Toyota Motor Credit 0.20% due 1/21/11	29,297
20,500	ConocoPhillips (h) 0.24% due 1/18/11	20,498
		49,795
Total Short-Term Obligations: (Amortized Cost: $320,647)		320,647
Total Investments: 99.8% (Cost: $4,307,224)(i)(j)		6,111,457
Obligation to Return Collateral for Securities Loaned: (0.9)%		(53,018)
Cash and Other Assets Less Liabilities: 1.1%		66,624
Total Net Assets: 100.0%		$6,125,063

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

44

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $51,194.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
DeeThree Exploration	-	2,392,877	-	2,392,877	$10,231	$-
Koninklijke TenCate*	1,372,989	40,382	172,814	1,240,557	46,417	1,119
Nippon Residential Investment*	12,500	-	12,500	-	-	1,155
Unit 4 Aggresso	1,385,000	91,800	-	1,476,800	47,807	296
United Drug	8,100,000	4,010,000	-	12,110,000	33,983	-
Workspace Group	-	60,304,000	-	60,304,000	22,095	-
Total of Affiliated Transactions	10,870,489	66,839,059	185,314	77,524,234	$160,533	$2,570

*  At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these affiliated companies at December 31, 2010, was $97,243 and $114,116, respectively. Investments in affiliated companies represented 1.9% of total net assets at December 31, 2010.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $101,644, which represented 1.66% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru - GDR	11/05/10-12/31/10	833,742	$28,667	$30,015
Union Agriculture Group	12/08/10	6,818,182	15,000	15,000
Guyana Goldfields	1/19/10	1,355,000	9,134	14,509
Tahoe Resources	5/28/10	872,700	4,984	12,644
Eacom Timber	3/17/10	12,500,000	6,188	8,008
DeeThree Exploration	9/07/10	1,350,000	3,525	5,721
Petromanas	5/20/10	12,500,000	4,344	4,866
Madalena Ventures	10/21/10	5,400,000	3,422	4,364
Sterling Resources	12/02/10	1,050,500	3,135	3,572
Bowood Energy	9/17/10	3,730,000	907	2,206
Petromanas - Warrants	5/20/10	6,250,000	362	739
			$79,668	$101,644

(f)  Security is traded on a U.S. exchange.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2010, this security had an aggregate value of $20,498, which represented 0.3% of total net assets.

(i)  At December 31, 2010, for federal income tax purposes, the cost of investments was $4,448,614 and net unrealized apppreciation was $1,662,843, consisting of gross unrealized appreciation of $1,863,992 and gross unrealized depreciation of $201,149.

(j)  On December 31, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$1,223,144	20.0
Japanese Yen	1,007,007	16.6
U.S. Dollar	930,489	15.2
Hong Kong Dollar	442,033	7.2
British Pound	405,106	6.6
Other currencies less than 5% of total net assets	2,103,678	34.2
	$6,111,457	99.8

See accompanying notes to financial statements.

45

Columbia Acorn International

Statement of Investments, continued

> Notes to Statements of Investments (dollar values in thousands)

  At December 31, 2010, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	27,790	$27,300	1/14/11	$1,092
AUD	USD	9,746	9,700	1/14/11	257
AUD	USD	27,911	27,300	2/15/11	1,103
AUD	USD	9,785	9,700	2/15/11	257
AUD	USD	37,457	37,000	3/15/11	981
CAD	USD	28,726	28,500	1/14/11	385
CAD	USD	7,555	7,500	1/14/11	96
CAD	USD	28,839	28,500	2/15/11	480
CAD	USD	7,560	7,500	2/15/11	97
CAD	USD	36,310	36,000	3/15/11	462
USD	EUR	49,199	69,100	1/14/11	3,356
USD	EUR	15,632	20,900	1/14/11	11
USD	EUR	50,409	69,100	2/15/11	1,746
USD	EUR	15,634	20,900	2/15/11	10
USD	EUR	67,339	90,000	3/15/11	37
JPY	USD	1,082,620	13,300	1/14/11	36
JPY	USD	308,887	3,700	1/14/11	105
JPY	USD	1,094,723	13,300	2/15/11	189
JPY	USD	308,780	3,700	2/15/11	105
JPY	USD	1,418,327	17,000	3/15/11	482
			$540,000		$11,287

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$136,758	$2,176,357	$79	$2,313,194
Europe	79,980	2,093,880	-	2,173,860
Other Countries	461,995	424,310	-	886,305
Latin America	81,406	268,027	15,000	364,433
Total Equities	760,139	4,962,574	15,079	5,737,792
Total Securities Lending Collateral	53,018	-	-	53,018
Total Short-Term Obligations	-	320,647	-	320,647
Total Investments	$813,157	$5,283,221	$15,079	$6,111,457
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	11,287	-	11,287
Total	$813,157	$5,294,508	$15,079	$6,122,744

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

See accompanying notes to financial statements.

46

> Notes to Statements of Investments (dollar values in thousands)

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Asia	$158	$-	$(79)	$-	$-	$-	$-	$79
Latin America	-	-	-	15,000	-	-	-	15,000
	$158	$-	$(79)	$15,000	$-	$-	$-	$15,079

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $79. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$152,770	$-	$-	$152,770

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

47

Columbia Acorn International

Portfolio Diversification

At December 31, 2010, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$514,717	8.4
Machinery	398,588	6.5
Industrial Materials & Specialty Chemicals	396,880	6.5
Electrical Components	147,183	2.4
Construction	94,501	1.5
Outsourcing Services	83,714	1.4
Conglomerates	65,598	1.1
Industrial Distribution	17,571	0.3
	1,718,752	28.1
> Consumer Goods & Services
Food & Beverage	220,988	3.6
Nondurables	182,357	2.9
Retail	151,549	2.5
Travel	109,128	1.8
Casinos & Gaming	109,066	1.8
Other Consumer Services	107,658	1.8
Apparel	95,846	1.6
Educational Services	67,851	1.1
Other Entertainment	65,977	1.1
Consumer Electronics	19,606	0.3
	1,130,026	18.5
> Energy & Minerals
Mining	289,815	4.7
Oil Services	240,730	3.9
Oil & Gas Producers	104,641	1.7
Oil Refining, Marketing & Distribution	81,059	1.4
Agricultural Commodities	75,867	1.2
	792,112	12.9
> Information
Internet Related	209,518	3.4
Instrumentation	119,919	2.0
Computer Hardware & Related Equipment	105,132	1.7
Business Software	73,030	1.2
Financial Processors	72,296	1.2
Telephone and Data Services	36,063	0.6
Telecommunications Equipment	26,805	0.5
CATV	25,267	0.4
Semiconductors & Related Equipment	20,859	0.3
Gaming Equipment & Services	20,277	0.3
Mobile Communications	18,514	0.3
Computer Services	16,888	0.3
Business Information & Marketing Services	16,524	0.3
Advertising	7,816	0.1
	768,908	12.6

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$383,090	6.2
Regulated Utilities	69,532	1.1
Transportation	168,276	2.8
	620,898	10.1
> Finance
Banks	170,084	2.8
Finance Companies	94,556	1.5
Brokerage & Money Management	90,275	1.5
Savings & Loans	17,883	0.3
Insurance	13,987	0.2
	386,785	6.3
> Health Care
Medical Equipment & Devices	189,782	3.1
Pharmaceuticals	59,522	1.0
Health Care Services	27,517	0.4
Biotechnology & Drug Delivery	27,214	0.4
Medical Supplies	16,276	0.3
	320,311	5.2
Total Equities:	5,737,792	93.7
Securities Lending Collateral:	53,018	0.9
Short-Term Obligations:	320,647	5.2
Total Investments:	6,111,457	99.8
Obligation to Return Collateral for Securities Loaned:	(53,018)	(0.9)
Cash and Other Assets Less Liabilities:	66,624	1.1
Net Assets:	$6,125,063	100.0

See accompanying notes to financial statements.

48

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Information
Applied Micro Circuits	0	448,000
Ariba	0	278,000
Concur Technologies	142,000	171,000
ExlService Holdings	310,000	372,800
Finisar	526,000	732,000
Infinera	114,000	402,000
Ixia	199,200	234,000
SPS Commerce	0	322,000
WMS Industries	73,000	150,000
Consumer Goods & Services
Avis Budget Group	717,950	1,175,950
Deckers Outdoor	0	40,000
Diamond Foods	162,000	197,000
Pier 1 Imports	540,000	805,000
Shutterfly	145,600	254,000
Warnaco Group	60,000	192,000
Industrial Goods & Services
Forward Air	66,350	109,000
HEICO	217,732	308,732
St. Joe	0	284,000
Finance
Associated Banc-Corp	453,400	692,400
First Busey	678,200	1,478,200
Textainer Group Holdings	0	165,000
Tower Group	120,000	222,000
Energy & Minerals
Houston American Energy	0	260,438
Swift Energy	0	84,000
Health Care
Akorn	137,682	481,782
BioMarin Pharmaceutical	266,000	344,394
Chelsea Therapeutics	460,728	600,000
Health Management Associates	0	653,900
Idenix Pharmaceuticals	450,000	530,282
InterMune	0	92,400
Isis Pharmaceuticals	437,000	626,000
Micromet	540,000	810,000
Nabi Biopharmaceuticals	0	191,040
Onyx Pharmaceuticals	117,000	190,000
Pacific Biosciences of California	0	95,200
Sirona Dental Systems	80,000	184,000
United Therapeutics	100,000	137,000
Other Industries
Associated Estates Realty	186,000	405,000
Rush Enterprises, Class A	180,000	210,091

	Number of Shares
	09/30/10	12/31/10
Sales
Information
Actuate	230,000	0
Art Technology Group	959,000	0
Avid Technology	100,000	0
Crown Castle International	383,000	250,000
Entegris	750,000	675,000
Equinix	79,188	44,000
Consumer Goods & Services
Charming Shoppes	670,861	0
Coldwater Creek	455,956	145,376
Dress Barn	90,000	0
J Crew Group	241,000	0
Jones Apparel Group	281,000	0
Finance
Delphi Financial Group	110,000	0
Green Bankshares	264,703	247,500
H&E Equipment Services	542,600	201,000
Health Care
Acorda Therapeutics	196,000	122,900
Amylin Pharmaceuticals	145,000	0
Human Genome Sciences	59,000	0
Nektar Therapeutics	431,000	363,000
Orthofix International	165,000	0
PSS World Medical	467,300	0
Other Industries
Macerich	212,619	98,619
SL Green Realty	359,000	0

See accompanying notes to financial statements.

49

Columbia Acorn USA

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 99.6%
Information 33.5%
	> Business Software 8.7%
985,000	Informatica (a)	$43,370
	Enterprise Data Integration Software
698,000	Micros Systems (a)	30,614
	Information Systems for Hotels, Restaurants & Retailers
375,000	ANSYS (a)	19,526
	Simulation Software for Engineers & Designers
370,000	Blackbaud	9,583
	Software & Services for Non-profits
171,000	Concur Technologies (a)	8,880
	Web Enabled Cost & Expense Management Software
278,000	Ariba (a)	6,530
	Cost Management Software
110,000	Advent Software (a)	6,371
	Asset Management & Trading Systems
135,000	Blackboard (a)(b)	5,575
	Education Software
322,000	SPS Commerce (a)	5,088
	Supply Chain Management Software Delivered via the Web
157,000	Jack Henry & Associates	4,577
	Systems Financial Institutions
132,000	Constant Contact (a)	4,091
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
52,000	Quality Systems	3,631
	IT Systems for Medical Groups & Ambulatory Care Centers
		147,836
	> Semiconductors & Related Equipment 4.7%
1,958,000	Atmel (a)	24,123
	Microcontrollers, Radio Frequency & Memory Semiconductors
760,000	Microsemi (a)	17,404
	Analog/Mixed-signal Semiconductors
1,061,750	ON Semiconductor (a)	10,490
	Mixed-signal & Power Management Semiconductors
287,000	Supertex (a)	6,940
	Analog/Mixed-signal Semiconductors
346,000	Monolithic Power Systems (a)	5,716
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
675,000	Entegris (a)	5,042
	Semiconductor Materials Management Products
448,000	Applied Micro Circuits (a)	4,785
	Communications Semiconductors
430,000	Pericom Semiconductor (a)	4,721
	Interface Integrated Circuits (ICs) & Frequency Control Products
		79,221
	> Computer Hardware & Related Equipment 4.1%
549,000	II-VI (a)	25,452
	Laser Optics & Specialty Materials

Number of Shares		Value (000)
285,600	Amphenol	$15,074
	Electronic Connectors
324,000	Zebra Technologies (a)	12,309
	Bar Code Printers
280,000	Nice Systems - ADR (Israel) (a)	9,772
	Audio & Video Recording Solutions
196,000	Netgear (a)	6,601
	Networking Products for Small Business & Home
		69,208
	> Instrumentation 3.3%
180,000	Mettler Toledo (a)	27,218
	Laboratory Equipment
575,000	IPG Photonics (a)	18,181
	Fiber Lasers
168,000	Trimble Navigation (a)	6,708
	GPS-based Instruments
130,000	FLIR Systems (a)	3,868
	Infrared Cameras
		55,975
	> Telecommunications Equipment 3.0%
732,000	Finisar (a)	21,733
	Optical Sub-systems & Components
386,000	Polycom (a)	15,046
	Video Conferencing Equipment
197,000	Blue Coat Systems (a)	5,884
	WAN Acceleration & Network Security
402,000	Infinera (a)	4,153
	Optical Networking Equipment
234,000	Ixia (a)	3,927
	Telecom Network Test Equipment
		50,743
	> Telephone and Data Services 2.7%
1,617,000	tw telecom (a)	27,570
	Fiber Optic Telephone/Data Services
177,000	AboveNet	10,347
	Metropolitan Fiber Communications Services
2,030,000	PAETEC Holding (a)	7,592
	Telephone/Data Services for Business
		45,509
	> Mobile Communications 2.1%
595,000	SBA Communications (a)	24,359
	Communications Towers
250,000	Crown Castle International (a)	10,957
	Communications Towers
88,000	Globalstar (a)	128
	Satellite Mobile Voice & Data Carrier
		35,444
	> Gaming Equipment & Services 1.8%
570,000	Bally Technologies (a)	24,048
	Slot Machines & Software
150,000	WMS Industries (a)	6,786
	Slot Machine Provider
		30,834
	> Computer Services 1.6%
372,800	ExlService Holdings (a)	8,008
	BPO (Business Process Outsourcing)

See accompanying notes to financial statements.

50

Number of Shares		Value (000)
	> Computer Services—continued
261,000	SRA International (a)	$5,338
	Government IT Services
235,000	iGate	4,632
	IT & BPO (Business Process Outsourcing) Services
1,005,500	Hackett Group (a)	3,529
	IT Integration & Best Practice Research
710,000	RCM Technologies (a)(c)	3,294
	Technology & Engineering Services
172,000	Acxiom (a)	2,950
	Database Marketing Services
		27,751
	> Financial Processors 0.5%
188,000	Global Payments	8,687
	Credit Card Processor
		8,687
	> Contract Manufacturing 0.5%
261,000	Plexus (a)	8,075
	Electronic Manufacturing Services
		8,075
	> Internet Related 0.3%
44,000	Equinix (a)	3,575
	Network Neutral Data Centers
343,000	TheStreet.com	916
	Financial Information Websites
		4,491
	> Radio 0.1%
511,100	Salem Communications	1,620
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	499
	Spanish Language Radio Stations
18,750	Saga Communications (a)	494
	Radio Stations in Small & Mid-sized Cities
		2,613
	> TV Broadcasting 0.1%
975,000	Entravision Communications (a)	2,506
	Spanish Language TV & Radio Stations
		2,506
Information: Total		568,893
Consumer Goods & Services 17.5%
	> Retail 5.9%
390,000	lululemon athletica (a)(b)	26,684
	Premium Active Apparel Retailer
401,000	Abercrombie & Fitch	23,110
	Teen Apparel Retailer
875,000	Saks (a)	9,362
	Luxury Department Store Retailer
254,000	Shutterfly (a)	8,898
	Internet Photo-centric Retailer
805,000	Pier 1 Imports (a)	8,452
	Home Furnishing Retailer
614,000	Chico's FAS	7,386
	Women's Specialty Retailer

Number of Shares		Value (000)
205,000	Urban Outfitters (a)	$7,341
	Apparel & Home Specialty Retailer
480,000	Talbots (a)	4,090
	Women's Specialty Retailer
620,000	Wet Seal (a)	2,294
	Specialty Apparel Retailer
104,508	Express	1,965
	Dual Gender Fashion Retailer
145,376	Coldwater Creek (a)	461
	Women's Apparel Retailer
9,000	The Fresh Market (a)	371
	Specialty Food Retailer
		100,414
	> Travel 3.8%
739,700	Gaylord Entertainment (a)	26,585
	Convention Hotels
1,175,950	Avis Budget Group (a)	18,298
	Second Largest Car Rental Company
750,000	Hertz (a)	10,867
	Largest U.S. Rental Car Operator
150,000	Vail Resorts (a)	7,806
	Ski Resort Operator & Developer
		63,556
	> Furniture & Textiles 1.9%
980,000	Knoll	16,395
	Office Furniture
540,000	Interface	8,451
	Modular & Broadloom Carpet
260,000	Herman Miller	6,578
	Office Furniture
		31,424
	> Casinos & Gaming 1.2%
372,000	Penn National Gaming (a)	13,076
	Regional Casino Operator
455,000	Pinnacle Entertainment (a)	6,379
	Regional Casino Operator
		19,455
	> Apparel 1.1%
192,000	Warnaco Group (a)	10,573
	Global Branded Apparel Manufacturer
241,530	True Religion Apparel (a)	5,377
	Premium Denim
40,000	Deckers Outdoor (a)	3,190
	Fashion Footwear Wholesaler
		19,140
	> Educational Services 0.8%
153,700	ITT Educational Services (a)	9,789
	Post-secondary Degree Services
165,000	Universal Technical Institute	3,633
	Vocational Training
		13,422
	> Other Durable Goods 0.7%
161,000	Cavco Industries (a)	7,517
	Manufactured Homes
140,000	Jarden	4,322
	Branded Household Products
		11,839

See accompanying notes to financial statements.

51

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.6%
472,000	Pool	$10,639
	Distributor of Swimming Pool Supplies & Equipment
		10,639
	> Other Consumer Services 0.6%
259,000	Lifetime Fitness (a)	10,616
	Sport & Fitness Club Operator
		10,616
	> Food & Beverage 0.6%
197,000	Diamond Foods	10,476
	Culinary Ingredients & Snack Foods
		10,476
	> Leisure Products 0.3%
162,000	Thor Industries	5,502
	RV & Bus Manufacturer
		5,502
	> Restaurants —%
26,600	Bravo Brio Restaurant Group (a)	510
	Upscale Casual Italian Restaurants
		510
Consumer Goods & Services: Total		296,993
Industrial Goods & Services 15.2%
	> Machinery 10.9%
941,250	Ametek	36,944
	Aerospace/Industrial Instruments
373,600	Nordson	34,326
	Dispensing Systems for Adhesives & Coatings
445,000	Donaldson	25,935
	Industrial Air Filtration
587,000	ESCO Technologies	22,212
	Automatic Electric Meter Readers
585,000	Pentair	21,358
	Pumps & Water Treatment
308,732	HEICO	11,522
	FAA Approved Aircraft Replacement Parts
195,000	MOOG (a)	7,761
	Motion Control Products for Aerospace, Defense & Industrial Markets
177,000	Kennametal	6,985
	Consumable Cutting Tools
111,000	WABCO Holdings (a)	6,763
	Truck & Bus Component Supplier
162,000	Oshkosh (a)	5,709
	Specialty Truck Manufacturer
71,800	Toro	4,426
	Turf Maintenance Equipment
50,000	Kaydon	2,036
	Specialized Friction & Motion Control Products
		185,977
	> Electrical Components 1.0%
280,000	Acuity Brands	16,148
	Commercial Lighting Fixtures
		16,148

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 0.8%
326,000	Drew Industries	$7,407
	RV & Manufactured Home Components
135,000	Albany International	3,198
	Paper Machine Clothing & Advanced Textiles
54,000	Albemarle	3,012
	Refinery Catalysts & Other Specialty Chemicals
		13,617
	> Other Industrial Services 0.6%
265,000	TrueBlue (a)	4,767
	Temporary Manual Labor
109,000	Forward Air	3,093
	Freight Transportation Between Airports
396,000	American Reprographics (a)	3,006
	Document Management & Logistics
		10,866
	> Steel 0.6%
486,000	GrafTech International (a)	9,642
	Industrial Graphite Materials Producer
		9,642
	> Industrial Distribution 0.5%
350,000	Interline Brands (a)	7,970
	Industrial Distribution
		7,970
	> Construction 0.4%
284,000	St. Joe (a)(b)	6,205
	Florida Panhandle Landowner
		6,205
	> Waste Management 0.3%
195,000	Waste Connections	5,368
	Solid Waste Management
		5,368
	> Water 0.1%
550,000	Mueller Water Products	2,294
	Fire Hydrants, Valves & Ductile Iron Pipes
		2,294
Industrial Goods & Services: Total		258,087
Finance 11.0%
	> Banks 5.6%
981,941	Valley National Bancorp	14,042
	New Jersey/New York Bank
692,400	Associated Banc-Corp	10,490
	Midwest Bank
659,800	TCF Financial	9,772
	Great Lakes Bank
431,597	Lakeland Financial	9,262
	Indiana Bank
532,000	MB Financial	9,214
	Chicago Bank
170,000	SVB Financial Group (a)	9,018
	Bank to Venture Capitalists
571,000	Whitney Holding	8,080
	Gulf Coast Bank

See accompanying notes to financial statements.

52

Number of Shares		Value (000)
	> Banks—continued
1,478,200	First Busey	$6,948
	Illinois Bank
527,700	Pacific Continental	5,309
	Pacific Northwest Bank
269,600	Eagle Bancorp (a)	3,890
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,296
	Baltimore/D.C. Bank
210,000	CVB Financial (b)	1,821
	Inland Empire Business Bank
90,000	TriCo Bancshares	1,453
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	1,200
	Colorado Bank
245,000	Wilmington Trust	1,063
	Delaware Trust Bank
247,500	Green Bankshares (a)(b)	792
	Tennessee Bank
		95,650
	> Finance Companies 3.3%
345,000	World Acceptance (a)	18,216
	Personal Loans
335,418	McGrath Rentcorp	8,795
	Temporary Space & IT Rentals
240,000	GATX	8,467
	Rail Car Lessor
412,500	Aaron Rents	8,411
	Rent to Own
165,000	Textainer Group Holdings	4,701
	Top International Container Leasor
230,000	CAI International (a)	4,508
	International Container Leasing
201,000	H&E Equipment Services (a)	2,325
	Heavy Equipment Leasing
99,200	Marlin Business Services (a)	1,255
	Small Equipment Leasing
		56,678
	> Brokerage & Money Management 1.0%
209,500	Eaton Vance	6,333
	Specialty Mutual Funds
675,000	MF Global (a)	5,643
	Futures Broker
140,000	Investment Technology Group (a)	2,292
	Electronic Trading
173,073	Kaiser Federal Financial Group	2,004
	Los Angeles Savings & Loan
		16,272
	> Savings & Loans 0.8%
756,000	ViewPoint Financial	8,838
	Texas Thrift
215,000	Berkshire Hills Bancorp	4,751
	Northeast Thrift
		13,589

Number of Shares		Value (000)
	> Insurance 0.3%
222,000	Tower Group	$5,679
	Commercial & Personal Lines Insurance
		5,679
Finance: Total		187,868
Energy & Minerals 8.5%
	> Oil Services 4.8%
500,000	FMC Technologies (a)	44,455
	Oil & Gas Wellhead Manufacturer
755,000	Atwood Oceanics (a)	28,215
	Offshore Drilling Contractor
95,000	Bristow (a)	4,498
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
104,000	Exterran Holdings (a)	2,491
	Natural Gas Compressor Rental & Fabrication
106,000	Tesco (a)	1,683
	Developing New Well Drilling Technologies
		81,342
	> Oil & Gas Producers 2.9%
1,135,000	Quicksilver Resources (a)	16,730
	Natural Gas & Coal Steam Gas Producer
133,000	SM Energy	7,838
	Oil & Gas Producer
230,000	Northern Oil & Gas (a)	6,258
	Small E&P Company in North Dakota Bakken
162,000	Carrizo Oil & Gas (a)	5,587
	Oil & Gas Producer
129,000	Rosetta Resources (a)	4,856
	Oil & Gas Producer Exploring in South Texas & Montana
260,438	Houston American Energy (b)	4,711
	Oil & Gas Exploration & Production in Colombia
84,000	Swift Energy (a)	3,289
	Oil & Gas Exploration & Production Co.
22,800	Oasis Petroleum (a)	618
	Oil Producer in North Dakota
		49,887
	> Mining 0.8%
100,000	Core Laboratories (Netherlands)	8,905
	Oil & Gas Reservoir Consulting
393,000	Alexco Resource (a)	3,218
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)	686
	U.S. Copper/Molybdenum Mine
		12,809
Energy & Minerals: Total		144,038
Health Care 8.1%
	> Biotechnology & Drug Delivery 4.8%
344,394	BioMarin Pharmaceutical (a)	9,275
	Biotech Focused on Orphan Diseases
137,000	United Therapeutics (a)	8,661
	Biotech Focused on Rare Diseases
491,882	Seattle Genetics (a)	7,354
	Antibody-based Therapies for Cancer

See accompanying notes to financial statements.

53

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
190,000	Onyx Pharmaceuticals (a)	$7,005
	Commercial-stage Biotech Focused on Cancer
810,000	Micromet (a)	6,577
	Next-generation Antibody Technology
626,000	Isis Pharmaceuticals (a)	6,335
	Biotech Pioneer in Anti-sense Drugs
1,055,000	Allos Therapeutics (a)	4,864
	Cancer Drug Development
600,000	NPS Pharmaceuticals (a)	4,740
	Orphan Drugs & Healthy Royalties
363,000	Nektar Therapeutics (a)	4,665
	Drug Delivery Technologies
600,000	Chelsea Therapeutics (a)	4,500
	Biotech Focused on Rare Diseases
205,000	Auxilium Pharmaceuticals (a)(b)	4,325
	Biotech Focused on Niche Disease Areas
92,400	InterMune (a)	3,363
	Drugs for Pulmonary Fibrosis & Hepatitis C
122,900	Acorda Therapeutics (a)	3,350
	Biopharma Company Focused on Nervous Disorder Drugs
530,282	Idenix Pharmaceuticals (a)	2,673
	Developer of Drugs for Infectious Diseases
450,000	Array Biopharma (a)	1,345
	Drugs for Cancer & Inflammatory Diseases
191,040	Nabi Biopharmaceuticals (a)	1,106
	Biotech Focused on Vaccines
220,000	Anthera Pharmaceuticals (a)	1,074
	Biotech Focused on Cardiovascular, Cancer & Immunology
18,181	Metabolex, Series A-1 (a)(d)	18
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)	2
	Cardiovascular Biotech Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	1
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	1
	High Throughput Rational Drug Design
100,000	IsoRay - Warrants (a)(d)	1
	Radiology Cancer Company
		81,235
	> Medical Equipment & Devices 2.1%
185,000	Alexion Pharmaceuticals (a)	14,902
	Biotech Focused on Orphan Diseases
184,000	Sirona Dental Systems (a)	7,687
	Manufacturer of Dental Equipment
76,000	Gen-Probe (a)	4,435
	Molecular In-vitro Diagnostics
53,000	Idexx Laboratories (a)	3,669
	Diagnostic Equipment & Services for Veterinarians
25,000	Illumina (a)	1,583
	Leading Tools & Service Provider for Genetic Analysis
95,200	Pacific Biosciences of California (a)	1,515
	Genome Sequencing

Number of Shares		Value (000)
72,000	American Medical Systems (a)	$1,358
	Medical Devices to Treat Urological Conditions
246,834	Nanosphere (a)	1,076
	Molecular Diagnostics Company with Best of Breed Platform
		36,225
	> Health Care Services 0.6%
653,900	Health Management Associates (a)	6,238
	Non-urban Hospitals
45,000	Mednax (a)	3,028
	Physician Management for Pediatric & Anesthesia Practices
		9,266
	> Medical Supplies 0.4%
295,600	Cepheid (a)	6,725
	Molecular Diagnostics
11,800	Neogen (a)	484
	Food & Animal Safety Products
		7,209
	> Pharmaceuticals 0.2%
481,782	Akorn (a)	2,924
	Develops, Manufactures & Sells Specialty Generic Drugs
54,800	Alimera Sciences (a)	569
	Ophthalmogy-focused Pharmaceutical Company
		3,493
Health Care: Total		137,428
Other Industries 5.8%
	> Real Estate 4.8%
995,200	BioMed Realty Trust	18,560
	Life Science-focused Office Buildings
915,000	Extra Space Storage	15,921
	Self Storage Facilities
246,000	Corporate Office Properties	8,598
	Office Buildings
1,450,000	Kite Realty Group	7,845
	Community Shopping Centers
177,000	Kilroy Realty	6,455
	Southern California Office & Industrial Properties
405,000	Associated Estates Realty	6,192
	Multi-family Properties
1,058,000	DCT Industrial Trust	5,618
	Industrial Properties
98,619	Macerich	4,672
	Regional Shopping Malls
191,000	Dupont Fabros Technology	4,063
	Technology-focused Office Buildings
400,000	Education Realty Trust	3,108
	Student Housing
		81,032
	> Transportation 1.0%
210,091	Rush Enterprises, Class A (a)	4,294
115,000	Rush Enterprises, Class B (a)	2,068
	Truck Sales & Services

See accompanying notes to financial statements.

54

Number of Shares or Principal Amount (000)		Value (000)
	> Transportation—continued
156,000	World Fuel Services	$5,641
	Global Fuel Broker
310,000	Heartland Express	4,966
	Regional Trucker
		16,969
Other Industries: Total		98,001
Total Equities: 99.6% (Cost: $1,177,142)		1,691,308
Securities Lending Collateral: 0.9%
15,767,797	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.01%)	15,768
Total Securities Lending Collateral: (Cost: $15,768)		15,768
Short-Term Obligation: 1.1%
	> Repurchase Agreement: 1.1%
$18,498	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 4/28/14, market value $18,869 (repurchase proceeds $18,498)	18,498
Total Short Term Obligation: (Cost: $18,498)		18,498
Total Investments: 101.6% (Cost: $1,211,408)(f)		1,725,574
Obligation to Return Collateral for Securities Loaned: (0.9)%		(15,768)
Cash and Other Assets Less Liabilities: (0.7)%		(11,260)
Total Net Assets: 100.0%		$1,698,546

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

55

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $15,262.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliate	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
Cavco Industries*	327,900	-	166,900	161,000	$7,517	$-
RCM Technologies	786,000	-	76,000	710,000	3,294	-
Total of Affiliated Transactions	1,113,900	-	242,900	871,000	$10,811	$-

*   At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of this affiliated company at December 31, 2010, were $4,479 and $3,294, respectively. Investments in the affiliated company represented 0.2% of total net assets at December 31, 2010.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $23, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1	2/11/00	18,181	$2,000	$18
Medicure - Warrants	12/22/06	738,060	-	2
IsoRay - Warrants	3/21/07	100,000	-	1
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	37,500	1,500	1
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	19,329	56	1
			$3,556	$23

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2010, for federal income tax purposes, the cost of investments was $1,211,741 and net unrealized appreciation was $513,833, consisting of gross unrealized appreciation of $618,098 and gross unrealized depreciation of $104,265.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$568,893	$-	$-	$568,893
Consumer Goods & Services	296,993	-	-	296,993
Industrial Goods & Services	258,087	-	-	258,087
Finance	187,868	-	-	187,868
Energy & Minerals	144,038	-	-	144,038
Health Care	137,405	3	20	137,428
Other Industries	98,001	-	-	98,001
Total Equities	1,691,285	3	20	1,691,308
Total Securities Lending Collateral	15,768	-	-	15,768
Total Short-Term Obligation	-	18,498	-	18,498
Total Investments	$1,707,053	$18,501	$20	$1,725,574

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

See accompanying notes to financial statements.

56

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sells	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Health Care	$25	$-	$(5)	$-	$-	$-	$-	$20
	$25	$-	$(5)	$-	$-	$-	$-	$20

  The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $5. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

57

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Europe
> United Kingdom
Archipelago Resources	0	422,600
Chemring	207,000	286,000
JLT Group	0	360,308
> Netherlands
Aalberts Industries	0	238,000
AkzoNobel	0	74,000
> Germany
Rheinmetall	0	67,000
> France
Neopost	101,355	126,000
> Ireland
United Drug	2,860,000	3,213,000
> Iceland
Marel	0	4,800,000
> Russia
Mail.ru - GDR	0	107,000
Asia
> Japan
Asahi Diamond Industrial	140,100	241,000
Gree	265,000	396,000
Kansai Paint	1,879,000	1,932,000
> Hong Kong
Mongolian Mining	0	1,555,500
Latin America
> Argentina
Union Agriculture Group	0	1,000,000

	Number of Shares
	09/30/10	12/31/10
Sales
Europe
> United Kingdom
Cobham	3,145,000	2,287,000
Intertek Group	530,000	412,000
Micro Focus	1,280,000	553,600
Serco	2,300,000	2,139,000
> Netherlands
Core Laboratories	82,000	51,000
> Spain
Red Eléctrica de España	127,000	93,000
Asia
> Japan
Ain Pharmaciez	164,000	110,000
Kamigumi	242,400	0
Rohto Pharmaceutical	343,300	0
> China
Jiangsu Expressway	17,450,000	14,649,000
Zhaojin Mining Industry	5,515,200	2,876,700
> Singapore
Olam International	4,100,000	3,750,000
Other Countries
> Canada
Eldorado Gold	243,250	0
Pan American Silver	548,000	287,000
> South Africa
Naspers	287,000	271,000
Latin America
> Columbia
Pacific Rubiales Energy	615,000	525,000

See accompanying notes to financial statements.

58

Columbia Acorn International Select

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 94.8%
Europe 43.7%
	> United Kingdom 16.0%
2,139,000	Serco	$18,525
	Facilities Management
286,000	Chemring	12,949
	Defense Manufacturer of Countermeasures & Energetics
412,000	Intertek Group	11,402
	Testing, Inspection & Certification Services
568,000	Petropavlovsk	10,131
	Gold & Iron Ore Mining in Russia
2,287,000	Cobham	7,256
	Aerospace Components
13,467,511	Workspace Group	4,934
	United Kingdom Real Estate
360,308	JLT Group	3,534
	International Business Insurance Broker
553,600	Micro Focus	3,355
	United Kingdom Legacy Software Provider
422,600	Archipelago Resources (a)	402
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		72,488
	> Netherlands 8.5%
175,427	Fugro	14,417
	Sub-sea Oilfield Services
258,904	Imtech	9,822
	Electromechanical & Information & Communications Technologies Installation & Maintenance
238,000	Aalberts Industries	5,017
	Flow Control & Heat Treatment
74,000	AkzoNobel	4,597
	Largest Global Supplier of Protective Paints & Coatings
51,000	Core Laboratories	4,542
	Oil & Gas Reservoir Consulting
		38,395
	> Germany 4.2%
672,000	Wirecard	9,205
	Online Payment Processing & Risk Management
67,000	Rheinmetall	5,389
	Defense & Automotive
200,000	Rhoen-Klinikum	4,403
	Health Care Services
		18,997
	> Sweden 4.0%
836,666	Hexagon	17,944
	Measurement Equipment & Software
		17,944
	> Switzerland 2.9%
51,000	Kuehne & Nagel	7,085
	Freight Forwarding/Logistics
135,900	Bank Sarasin & Cie	6,193
	Private Banking
		13,278

Number of Shares		Value (000)
	> France 2.4%
126,000	Neopost	$10,978
	Postage Meter Machines
		10,978
	> Ireland 2.0%
3,213,000	United Drug	9,016
	Irish Pharmaceutical Wholesaler & Outsourcer
		9,016
	> Spain 1.0%
93,000	Red Eléctrica de España	4,373
	Spanish Power Transmission
		4,373
	> Iceland 0.9%
4,800,000	Marel (a)	4,182
	Largest Manufacturer of Poultry & Fish Processing Equipment
		4,182
	> Denmark 0.9%
29,000	Novozymes	4,041
	Industrial Enzymes
		4,041
	> Russia 0.9%
107,000	Mail.ru - GDR (a)(b)	3,852
	Internet Social Networking & Games for Russian Speakers
		3,852
Europe: Total		197,544
Asia 32.1%
	> Japan 14.4%
1,932,000	Kansai Paint	18,693
	Paint Producer in Japan, India, China & Southeast Asia
4,450	Seven Bank	9,421
	ATM Processing Services
8,550	Jupiter Telecommunications	8,993
	Largest Cable Service Provider in Japan
189,300	Benesse	8,718
	Education Service Provider
900	Orix JREIT	5,851
	Diversified REIT
396,000	Gree	5,034
	Mobile Social Networking Game Developer/Platform
241,000	Asahi Diamond Industrial	4,576
	Consumable Diamond Tools
110,000	Ain Pharmaciez	3,868
	Dispensing Pharmacy/Drugstore Operator
		65,154
	> China 6.3%
14,649,000	Jiangsu Expressway	16,811
	Chinese Toll Road Operator
2,876,700	Zhaojin Mining Industry	11,769
	Gold Mining & Refining in China
		28,580

See accompanying notes to financial statements.

59

Columbia Acorn International Select

Statement of Investments, continued

Number of Shares		Value (000)
	> Singapore 5.9%
10,800,000	Ascendas REIT	$17,420
	Singapore Industrial Property Landlord
3,750,000	Olam International	9,175
	Agriculture Supply Chain Manager
		26,595
	> South Korea 5.1%
89,000	NHN (a)	17,760
	South Korea's Largest Online Search Engine
151,000	Woongjin Coway	5,358
	South Korean Household Appliance Rental Service Provider
		23,118
	> Hong Kong 0.4%
1,555,500	Mongolian Mining (a)	1,815
	Coking Coal Mining in Mongolia
		1,815
Asia: Total		145,262
Other Countries: 14.6%
	> Canada 5.4%
287,000	Pan American Silver	11,827
	Silver Mining
125,000	AG Growth	6,295
	Leading Manufacturer of Augers & Grain Handling Equipment
210,400	CCL Industries	6,268
	Leading Global Label Manufacturer
		24,390
	> South Africa 3.5%
271,000	Naspers	15,960
	Media in Africa, China, Russia & Other Emerging Markets
		15,960
	> Australia 3.1%
961,000	UGL	14,183
	Engineering & Facilities Management
		14,183
	> United States 1.4%
171,000	Atwood Oceanics (a)	6,390
	Offshore Drilling Contractor
		6,390
	> Israel 1.2%
310,000	Israel Chemicals	5,316
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		5,316
Other Countries: Total		66,239
Latin America 4.4%
	> Colombia 3.9%
525,000	Pacific Rubiales Energy	17,820
	Oil Production & Exploration in Colombia
		17,820

Number of Shares or Principal Amount (000)		Value (000)
	> Argentina 0.5%
1,000,000	Union Agriculture Group (a)(b)	$2,200
	Farmland Operator in Uruguay
		2,200
Latin America: Total		20,020
Total Equities: 94.8% (Cost: $309,207)		429,065
Short-Term Obligations: 4.7%
	> Repurchase Agreement 4.2%
$19,283	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 4/28/14, market value $19,670 (repurchase proceeds $19,283)	19,283
		19,283
	> Commercial Paper 0.5%
2,200	Toyota Motor Credit 0.20% due 1/21/11	2,200
		2,200
Total Short-Term Obligations 4.7% (Cost: $21,483)		21,483
Total Investments: 99.5% (Cost: $330,690)(c)(d)		450,548
Cash and Other Assets Less Liabilities: 0.5%		2,119
Total Net Assets: 100%		$452,667

GDR = Global Depositary Receipts.

See accompanying notes to financial statements.

60

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $6,052, which represented 1.34% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru - GDR	11/05/10-12/31/10	107,000	$3,732	$3,852
Union Agriculture Group	2/08/10	1,000,000	2,200	2,200
			$5,932	$6,052

(c)  At December 31, 2010, for federal income tax purposes, the cost of investments was $337,719 and net unrealized appreciation was $112,829, consisting of gross unrealized appreciation of $120,672 and gross unrealized depreciation of $7,843.

(d)  On December 31, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$77,216	17.1
British Pound	72,488	16.0
Japanese Yen	65,154	14.4
U.S. Dollar	50,294	11.1
Hong Kong Dollar	30,395	6.7
Canadian Dollar	30,383	6.7
Singapore Dollar	26,595	5.9
South Korean Won	23,118	5.1
Other currencies less than 5% of total net assets	74,905	16.5
	$450,548	99.5

The following table summarizes the inputs used, as December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$8,394	$189,150	$-	$197,544
Asia	-	145,262	-	145,262
Other Countries	30,780	35,459	-	66,239
Latin America	17,820	-	2,200	20,020
Total Equities	56,994	369,871	2,200	429,065
Total Short-Term Obligations	-	21,483	-	21,483
Total Investments	$56,994	$391,354	$2,200	$450,548

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

See accompanying notes to financial statements.

61

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sells	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Latin America
Argentina	$-	$-	$-	$2,200	$-	$-	$-	$2,200
	$-	$-	$-	$2,200	$-	$-	$-	$2,200

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

62

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2010, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$42,492	9.4
Industrial Materials & Specialty Chemicals	32,647	7.2
Machinery	31,420	6.9
Electrical Components	20,205	4.5
Outsourcing Services	18,525	4.1
Conglomerates	5,017	1.1
	150,306	33.2
> Information
Internet Related	37,572	8.3
Instrumentation	17,944	4.0
Financial Processors	9,205	2.0
CATV	8,993	2.0
Gaming Equipment & Services	5,034	1.1
Business Software	3,355	0.7
	82,103	18.1
> Energy & Minerals
Mining	40,486	9.0
Oil Services	20,807	4.6
Oil & Gas Producers	17,820	3.9
Agricultural Commodities	2,200	0.5
	81,313	18.0
> Other Industries
Real Estate	28,205	6.2
Transportation	16,811	3.7
Regulated Utilities	4,373	1.0
	49,389	10.9

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Other Consumer Services	$14,076	3.1
Food & Beverage	9,175	2.0
Nondurables	6,268	1.4
Retail	3,868	0.9
	33,387	7.4
> Finance
Banks	9,421	2.1
Brokerage & Money Management	6,193	1.3
Insurance	3,534	0.8
	19,148	4.2
> Health Care
Pharmaceuticals	9,016	2.0
Health Care Services	4,403	1.0
	13,419	3.0
Total Equities:	429,065	94.8
Short-Term Obligations:	21,483	4.7
Total Investments:	450,548	99.5
Cash and Other Assets Less Liabilities:	2,119	0.5
Net Assets:	$452,667	100.0

See accompanying notes to financial statements.

63

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Consumer Goods & Services
Career Education	1,600,000	1,900,000
Hertz	8,500,000	8,650,000
IFM Investments (Century 21 China RE) - ADR (China)	2,100,000	2,300,000
Energy & Minerals
Canadian Overseas Petroleum (United Kingdom)	0	7,200,000
Canadian Overseas Petroleum - Subscription Receipts (United Kingdom)	0	16,800,000
Canadian Overseas Petroleum - Warrants (United Kingdom)	0	3,600,000
Houston American Energy	1,050,000	1,184,800
Kirkland Lake Gold (Canada)	0	1,000,000
Petrodorado (Colombia)	3,005,500	11,256,000
Real Goods Solar	1,400,000	1,500,000
Union Agriculture Group (Argentina)	0	9,090,909
Information
Mail.ru - GDR (Russia)	0	507,563
Mettler Toledo	100,000	120,000
Navigant Consulting	1,451,900	2,300,000
VisionChina Media - ADR (China)	3,242,000	3,675,000
WNS - ADR (India)	4,147,878	4,200,000
Industrial Goods & Services
Ametek	1,100,000	1,860,000
Expeditors International of Washington	600,000	750,000
Neopost (France)	0	107,000
Pall	0	400,000
Finance
Discover Financial Services	4,850,000	5,150,000
Other Industries
Wisconsin Energy	200,000	250,000
Health Care
Akorn	0	977,671

	Number of Shares
	09/30/10	12/31/10
Sales
Consumer Goods & Services
Abercrombie & Fitch	1,650,000	1,600,000
Expedia	2,500,000	484,810
ITT Educational Services	1,050,000	1,000,000
lululemon athletica	394,917	350,000
Tractor Supply Company	120,000	0
Energy & Minerals
Pacific Rubiales Energy (Colombia)	5,250,000	4,600,000
Petroamerica (Colombia)	16,443,900	0
Tetra Technologies	3,700,000	0
Information
CardTronics	2,100,000	779,395
Sanmina-SCI	8,000,000	7,100,000
Industrial Goods & Services
Quanta Services	1,650,000	928,000
Finance
CNO Financial Group	13,500,000	12,500,000
Eaton Vance	450,260	0
Other Industries
American Commercial Lines	850,000	0

See accompanying notes to financial statements.

64

Columbia Acorn Select

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 95.1%
Consumer Goods & Services 26.0%
	> Retail 9.4%
1,600,000	Abercrombie & Fitch	$92,208
	Teen Apparel Retailer
3,800,000	Safeway	85,462
	Supermarkets
350,000	lululemon athletica (a)(b)	23,947
	Premium Active Apparel Retailer
3,500,000	Wet Seal (a)	12,950
	Specialty Apparel Retailer
		214,567
	> Travel 6.0%
8,650,000	Hertz (a)	125,338
	Largest U.S. Rental Car Operator
484,810	Expedia	12,164
	Online Travel Services Company
		137,502
	> Educational Services 4.5%
1,000,000	ITT Educational Services (a)	63,690
	Post-secondary Degree Services
1,900,000	Career Education (a)	39,387
	Post-secondary Education
		103,077
	> Apparel 2.8%
1,135,000	Coach	62,777
	Designer & Retailer of Branded Leather Accessories
		62,777
	> Casinos & Gaming 1.6%
335,000,000	RexLot Holdings (China)	35,341
	Lottery Equipment Supplier in China
		35,341
	> Leisure Products 0.7%
500,000	Thor Industries	16,980
	RV & Bus Manufacturer
		16,980
	> Other Consumer Services 0.5%
2,300,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	11,500
	Provides Real Estate Services in China
		11,500
	> Food & Beverage 0.5%
1,000,000	GLG Life Tech (Canada) (a)	10,740
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		10,740
Consumer Goods & Services: Total		592,484
Energy & Minerals 20.3%
	> Oil & Gas Producers 14.9%
4,600,000	Pacific Rubiales Energy (Colombia)	156,140
	Oil Production & Exploration in Colombia
32,240,000	Canacol Energy (Columbia) (a)(c)	50,907
4,000,000	Canacol Energy (Colombia) (a)(c)(d)	6,190
	Oil Producer in South America

Number of Shares		Value (000)
35,950,000	ShaMaran Petroleum (Iraq) (a)(c)	$49,172
	Oil Exploration in Kurdistan
17,144,000	Petrodorado (Colombia) (a)(c)(d)	11,997
11,256,000	Petrodorado (Columbia) (a)(c)	8,038
17,144,000	Petrodorado - Warrants (Colombia) (a)(c)(d)	7,242
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
1,184,800	Houston American Energy (b)	21,433
	Oil & Gas Exploration & Production in Colombia
16,800,000	Canadian Overseas Petroleum - Subscription Receipts (United Kingdom) (a)(d)	14,075
7,200,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	5,180
3,600,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)	851
	Oil & Gas Exploration & Production in the North Sea
13,125,000	Petromanas (Canada) (a)(d)	5,110
5,000,000	Petromanas (Canada) (a)	1,986
6,562,500	Petromanas - Warrants (Canada) (a)(d)	776
	Exploring for Oil in Albania
		339,097
	> Alternative Energy 2.1%
3,200,000	Canadian Solar (China) (a)(b)(c)	39,648
	Solar Cell & Module Manufacturer
4,500,000	Synthesis Energy Systems (China) (a)(c)	5,265
	Owner/Operator of Gasification Plants
1,500,000	Real Goods Solar (a)(c)	3,750
	Residential Solar Energy Installer
		48,663
	> Agricultural Commodities 1.9%
38,000,000	Eacom Timber (Canada) (a)(c)(d)	24,345
	Canadian Lumber Producer
9,090,909	Union Agriculture Group (Argentina) (a)(d)	20,000
	Farmland Operator in Uruguay
		44,345
	> Mining 0.7%
1,000,000	Kirkland Lake Gold (Canada) (a)	16,062
	Gold Mining
		16,062
	> Oil Services 0.7%
11,324,000	Tuscany International Drilling (Colombia) (a)(c)(d)	15,626
1,900,000	Tuscany International Drilling - Warrants (Colombia) (a)(c)(d)	243
	South America-based Drilling Rig Contractor
		15,869
Energy & Minerals: Total		464,036

See accompanying notes to financial statements.

65

Columbia Acorn Select

Statement of Investments, continued

Number of Shares		Value (000)
Information 20.0%
	> Mobile Communications 6.9%
1,550,000	Crown Castle International (a)	$67,936
	Communications Towers
900,000	American Tower (a)	46,476
	Communications Towers
15,000,000	Globalstar (a)(b)(c)	21,750
	Satellite Mobile Voice & Data Carrier
505,000	SBA Communications (a)	20,675
	Communications Towers
		156,837
	> Contract Manufacturing 3.6%
7,100,000	Sanmina-SCI (a)(c)	81,508
	Electronic Manufacturing Services
		81,508
	> Computer Services 2.1%
4,200,000	WNS - ADR (India) (a)(b)(c)	48,594
	Offshore BPO (Business Process Outsourcing) Services
		48,594
	> Business Software 1.8%
7,000,000	Novell (a)	41,440
	Directory, Operating System & Identity Management Software
		41,440
	> Computer Hardware & Related Equipment 1.7%
750,000	Amphenol	39,585
	Electronic Connectors
		39,585
	> Business Information & Marketing Services 0.9%
2,300,000	Navigant Consulting (a)	21,160
	Financial Consulting Firm
		21,160
	> Internet Related 0.8%
507,563	Mail.ru - GDR (Russia) (a)(d)	18,272
	Internet Social Networking & Games for Russian Speakers
		18,272
	> Instrumentation 0.8%
120,000	Mettler Toledo (a)	18,145
	Laboratory Equipment
		18,145
	> Advertising 0.8%
3,675,000	VisionChina Media - ADR (China) (a)(b)(c)	17,052
	Advertising on Digital Screens in China's Mass Transit System
		17,052
	> Financial Processors 0.6%
779,395	CardTronics (a)	13,796
	Operates the World's Largest Network of ATMs
		13,796
Information: Total		456,389

Number of Shares		Value (000)
Industrial Goods & Services 12.8%
	> Machinery 4.5%
1,860,000	Ametek	$73,005
	Aerospace/Industrial Instruments
400,000	Pall	19,832
	Filtration & Fluids Clarification
107,000	Neopost (France)	9,323
	Postage Meter Machines
		102,160
	> Waste Management 2.4%
1,500,000	Waste Management	55,305
	U.S. Garbage Collection & Disposal
		55,305
	> Industrial Materials & Specialty Chemicals 2.0%
1,000,000	Nalco Holding Company	31,940
	Provider of Water Treatment & Process Chemicals & Services
1,800,000	ChemSpec International - ADR (China)	13,464
	Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing
		45,404
	> Other Industrial Services 1.8%
750,000	Expeditors International of Washington	40,950
	International Freight Forwarder
		40,950
	> Industrial Distribution 1.3%
220,000	WW Grainger	30,384
	Industrial Distribution
		30,384
	> Outsourcing Services 0.8%
928,000	Quanta Services (a)	18,486
	Electrical & Telecom Construction Services
		18,486
Industrial Goods & Services: Total		292,689
Finance 11.2%
	> Credit Cards 4.2%
5,150,000	Discover Financial Services	95,429
	Credit Card Company
		95,429
	> Insurance 3.7%
12,500,000	CNO Financial Group (a)	84,750
	Life, Long-term Care & Medical Supplement Insurance
		84,750
	> Brokerage & Money Management 3.3%
6,000,000	MF Global (a)	50,160
	Futures Broker
1,100,000	SEI Investments	26,169
	Mutual Fund Administration & Investment Management
		76,329
Finance: Total		256,508

See accompanying notes to financial statements.

66

Number of Shares or Principal Amount (000)		Value (000)
Other Industries 4.0%
	> Transportation 2.3%
1,300,000	JB Hunt Transport Services	$53,053
	Truck & Intermodal Carrier
		53,053
	> Real Estate 1.0%
1,200,000	BioMed Realty Trust	22,380
	Life Science-focused Office Buildings
		22,380
	> Regulated Utilities 0.7%
250,000	Wisconsin Energy	14,715
	Wisconsin Utility
		14,715
Other Industries: Total		90,148
Health Care 0.8%
	> Biotechnology & Drug Delivery 0.5%
1,500,000	NPS Pharmaceuticals (a)	11,851
	Orphan Drugs & Healthy Royalties
		11,851
	> Pharmaceuticals 0.3%
977,671	Akorn (a)	5,934
	Develops, Manufactures & Sells Specialty Generic Drugs
		5,934
Health Care: Total		17,785
Total Equities: 95.1% (Cost: $1,522,342)		2,170,039
Securities Lending Collateral: 1.4%
32,972,313	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.01%)	32,972
Total Securities Lending Collateral: (Cost: $32,972)		32,972
Short-Term Obligations: 4.2%
	> Repurchase Agreement 3.3%
$75,207	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturiting 8/26/14, market value $76,713 (repurchase proceeds $75,208)	75,207
		75,207

Principal Amount (000)		Value (000)
	> Commercial Paper 0.9%
$11,200	Toyota Motor Credit 0.20% due 1/21/11	$11,199
9,550	ConocoPhillips (f) 0.26% due 1/14/11	9,549
		20,748
Total Short-Term Obligations: (Amortized Cost: $95,955)		95,955
Total Investments: 100.7% (Cost: $1,651,269)(g)		2,298,966
Obligation to Return Collateral for Securities Loaned: (1.4)%		(32,972)
Cash and Other Assets Less Liabilities: 0.7%		16,861
Total Net Assets: 100.0%		$2,282,855

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

67

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $31,854.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
American Commercial Lines*	1,125,000	250,000	1,375,000	-	$-	$-
Canacol Energy	32,240,000	4,000,000	-	36,240,000	57,097	-
Canadian Solar	1,900,000	1,300,000	-	3,200,000	39,648	-
CardTronics*	2,620,000	-	1,840,605	779,395	13,796	-
China Mass Media - ADR*	1,662,685	-	1,662,685	-	-	-
CNO Financial Group*	13,500,000	-	1,000,000	12,500,000	84,750	-
Eacom Timber	-	38,000,000	-	38,000,000	24,345	-
Globalstar	13,400,800	1,599,200	-	15,000,000	21,750	-
IFM Investments (Century 21 China RE) - ADR	-	2,300,000	-	2,300,000	11,500	-
Petrodorado**	-	45,544,000	-	45,544,000	27,277	-
Real Goods Solar	1,400,000	100,000	-	1,500,000	3,750	-
Sanmina-SCI	8,200,000	-	1,100,000	7,100,000	81,508	-
ShaMaran Petroleum	31,000,000	4,950,000	-	35,950,000	49,172	-
SkillSoft - ADR*	9,000,000	-	9,000,000	-	-	-
Synthesis Energy Systems	2,200,000	2,300,000	-	4,500,000	5,265	-
Tetra Technologies*	5,000,000	-	5,000,000	-	-	-
Tuscany International Drilling**	-	13,224,000	-	13,224,000	15,869	-
VisionChina Media - ADR	4,250,000	1,425,959	2,000,959	3,675,000	17,052	-
WNS - ADR	3,913,900	286,100	-	4,200,000	48,594	-
Total of Affiliated Transactions	131,412,385	115,279,259	22,979,249	223,712,395	$501,373	$-

*  At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a corporate action.

  The aggregate cost and value of these affiliated companies at December 31, 2010, were $395,668 and $402,826, respectively. Investments in affiliated companies represented 17.7% of the Fund's total net assets at December 31, 2010.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the value of these securities amounted to $129,907, which represented 5.69% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Eacom Timber	3/17/10	38,000,000	$18,812	$24,345
Union Agriculture Group	12/08/10	9,090,909	20,000	20,000
Mail.ru - GDR	11/05/10-12/31/10	507,563	18,629	18,272
Tuscany International Drilling	2/12/10-3/23/10	11,324,000	12,989	15,626
Canadian Overseas Petroleum - Subscription Receipts	11/24/10	16,800,000	8,234	14,075
Petrodorado	11/20/09	17,144,000	3,607	11,997
Petrodorado - Warrants	11/20/09	17,144,000	2,118	7,242
Canacol Energy	4/15/10	4,000,000	2,963	6,190
Canadian Overseas Petroleum	11/24/10	7,200,000	3,188	5,180
Petromanas	5/20/10	13,125,000	4,561	5,110
Canadian Overseas Petroleum - Warrants	11/24/10	3,600,000	341	851
Petromanas - Warrants	5/20/10	6,562,500	380	776
Tuscany International Drilling - Warrants	2/12/10	1,900,000	235	243
			$96,057	$129,907

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2010, this security had an aggregate value of $9,549, which represented 0.4% of total net assets.

(g)  At December 31, 2010, for federal income tax purposes, the cost of investments was $1,700,305 and net unrealized appreciation was $598,661, consisting of gross unrealized appreciation of $790,213 and gross unrealized depreciation of $191,552.

See accompanying notes to financial statements.

68

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$557,143	$35,341	$-	$592,484
Energy & Minerals	352,401	91,635	20,000	464,036
Information	456,389	-	-	456,389
Industrial Goods & Services	283,366	9,323	-	292,689
Finance	256,508	-	-	256,508
Other Industries	90,148	-	-	90,148
Health Care	17,785	-	-	17,785
Total Equities	2,013,740	136,299	20,000	2,170,039
Total Securities Lending Collateral	32,972	-	-	32,972
Total Short-Term Obligations	-	95,955	-	95,955
Total Investments	$2,046,712	$232,254	$20,000	$2,298,966

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stocks using a model based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Consumer Goods & Services	$181	$(20,560)	$20,380	$-	$(1)	$-	$-	$-
Energy & Minerals	-	-	-	20,000	-	-	-	20,000
	$181	$(20,560)	$20,380	$20,000	$(1)	$-	$-	$20,000

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $20,380. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

69

Columbia Thermostat Fund

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
	> Affiliated Stock Funds: 59.7%
388	Columbia Acorn International, Class I	$15,884
1,204	Columbia Dividend Income Fund, Class I	15,741
563	Columbia Marsico Growth Fund, Class I	11,638
385	Columbia Acorn Fund, Class I	11,623
547	Columbia Contrarian Core Fund, Class I	7,837
272	Columbia Acorn Select, Class I	7,829
650	Columbia Large Cap Enhanced Core Fund, Class I	7,816
Total Stock Funds (Cost: $59,637)		78,368
	> Affiliated Bond Funds: 39.7%
2,874	Columbia Intermediate Bond Fund, Class I	26,035
1,402	Columbia U.S. Treasury Index Fund, Class I	15,604
1,334	Columbia Conservative High Yield Fund, Class Z	10,470
Total Bond Funds (Cost: $52,047)		52,109

Principal Amount (000)		Value (000)
Short-Term Obligation: 0.5%
	> Repurchase Agreement: 0.5%
$705	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 9/08/14, market value $722 (repurchase proceeds $705)	$705
Total Short-Term Obligation (Cost: $705)		705
Total Investments: 99.9% (Cost: $112,389)(a)		131,182
Cash and Other Assets Less Liabilities: 0.1%		93
Total Net Assets: 100.0%		$131,275

> Notes to Statement of Investments (dollar values in thousands)

(a)  At December 31, 2010, for federal income tax purposes, the cost of investments was $112,602 and net unrealized appreciation was $18,580, consisting of gross unrealized appreciation of $19,312 and gross unrealized depreciation of $732.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$78,368	$-	$-	$78,368
Total Bond Funds	52,109	-	-	52,109
Total Short-Term Obligation	-	705	-	705
Total Investments	$130,477	$705	$-	$131,182

  The Fund's assets assigned to the Level 2 category include certain short-term obligations generally valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

70

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71

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2010	Columbia Acorn Fund		Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,605,670		$4,209,981	$1,206,929	$330,690		$1,255,601		$705
Affiliated investments, at cost (See Note 4)	2,324,758		97,243	4,479	—		395,668		111,684
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $363,573; Columbia Acorn International $51,194; Columbia Acorn USA $15,262; Columbia Acorn International Select $–; Columbia Acorn Select $31,854; Columbia Thermostat Fund $–)	$15,053,040		$5,997,341	$1,722,280	$450,548		$1,896,140		$705
Affiliated investments, at value (See Note 4)	3,446,513		114,116	3,294	—		402,826		130,477
Cash	1,627		5,195	14	687		509		—	*
Foreign currency (cost: Columbia Acorn Fund $28;	29		23,259	—	21		151		—
Columbia Acorn International $22,292; Columbia Acorn International Select $21; Columbia Acorn Select $151)
Net unrealized appreciation on forward foreign currency exchange contracts	—		11,287	—	—		—		—
Receivable for:
Investments sold	33,520		799	98	2,318		26,550		—
Fund shares sold	18,452		41,702	1,308	442		8,550		364
Dividends and interest	8,519		6,392	821	642		1,230		—	*
Securities lending income	372		142	16	14		34		—
Foreign tax reclaims	144		924	—	50		—		—
Expense reimbursement due from Adviser	—		—	—	—		—		12
Trustees' Deferred Compensation Investments	3,047		802	238	—		309		—
Other assets	216		71	20	6		29		1
Total Assets	18,565,479		6,202,030	1,728,089	454,728		2,336,328		131,559
Liabilities:
Collateral on securities loaned	375,541		53,018	15,768	—		32,972		—
Expense reimbursement due to Adviser	—		—	—	—	*	—		—
Payable for:
Investments purchased	34,913		9,387	5,534	816		6,574		—
Fund shares redeemed	37,678		6,943	6,224	637		11,071		121
Management fee	9,717		3,815	1,218	353		1,538		11
Administration fee	605		200	56	15		76		4
12b-1 Service & Distribution fees	1,641		270	82	27		246		46
Reports to shareholders	620		300	78	40		165		33
Deferred Trustees' fees	3,047		802	238	44		309		29
Transfer agent fees	2,501		608	292	42		369		20
Trustees' fees	—	*	— *	1	—	*	—	*	—	*
Professional fee	136		67	30	24		34		13
Custody fees	285		1,020	14	58		108		—
Chief compliance officer expenses	47		16	4	1		6		—	*
Foreign capital gains tax	—		507	—	—		—		—
Other liabilities	36		14	4	4		5		7
Total Liabilities	466,767		76,967	29,543	2,061		53,473		284
Net Assets	$18,098,712		$6,125,063	$1,698,546	$452,667		$2,282,855		$131,275
Composition of Net Assets:
Paid in capital	$11,409,140		$4,691,850	$1,213,358	$370,640		$1,772,391		$141,101
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(48,598)		5,502	(238)	(1,132)		(17,217)		1,479
Accumulated net realized gain/(loss)	169,015		(388,458)	(28,740)	(36,711)		(120,017)		(30,098)
Net unrealized appreciation/(depreciation) on:
Investments	6,569,125		1,804,233	514,166	119,858		647,697		18,793
Foreign capital gains tax	—		(507)	—	—		—		—
Foreign currency translations	30		12,443	—	12		1		—
Net Assets	$18,098,712		$6,125,063	$1,698,546	$452,667		$2,282,855		$131,275
Net asset value per share – Class A (a)	$29.24		$40.87	$27.54	$28.01		$27.94		$12.58
(Net assets/shares)	($3,639,788/124,485)		($810,603/19,836)	($214,097/7,775)	($71,668/2,559)		($555,263/19,872)		($44,527/3,541)
Maximum offering price per share – Class A (b)	$31.02		$43.36	$29.22	$29.72		$29.64		$13.35
(Net asset value per share/front- end sales charge)	($29.24/0.9425)		($40.87/0.9425)	($27.54/0.9425)	($28.01/0.9425)		($27.94/0.9425)		($12.58/0.9425)
Net asset value and offering price per share – Class B (a)	$27.14		$39.96	$25.60	$26.72		$26.06		$12.64
(Net assets/shares)	($287,650/10,599)		($29,368/735)	($9,222/360)	($3,030/113)		($72,203/2,771)		($28,752/2,274)
Net asset value and offering price per share – Class C (a)	$26.85		$39.79	$25.39	$26.58		$25.83		$12.62
(Net assets/shares)	($829,181/30,882)		($110,931/2,788)	($36,101/1,422)	($11,885/447)		($98,445/3,811)		($21,866/1,733)
Net asset value and offering price per share – Class I (c)	$30.19		$40.92	$28.56	$28.33		$28.74	(e)
(Net assets/shares)	($11,627/385)		($66,581/1,627)	($28,993/1,015)	($3/0**)		($7,832/273)
Net asset value and offering price per share – Class Z (d)	$30.19		$40.92	$28.56	$28.33		$28.73		$12.44
(Net assets/shares)	($13,330,466/441,587)		($5,107,580/124,833)	($1,410,133/49,379)	($366,081/12,923)		($1,549,112/53,914)		($36,130/2,904)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Shares commenced operations on September 27, 2010.

(d)  Redemption price per share is equal to net asset value less any applicable redemption fee.

(e)  Due to rounding of shares outstanding.

*  Rounds to less than $500.

**  Rounds to less than 500 shares.

See accompanying notes to financial statements.

72

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2010

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$109,440	$102,078	$9,549	$8,419	$10,990	$—
Dividend income from affiliates (See Note 4)	19,561	2,570	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	2,653
Interest income	762	277	10	33	161	1
Securitites lending income, net	3,053	1,005	149	49	169	—
	132,816	105,930	9,708	8,501	11,320	2,654
Foreign taxes withheld	(1,906)	(8,508)	(15)	(606)	(101)	—
Total Investment Income	130,910	97,422	9,693	7,895	11,219	2,654
Expenses:
Management fee	99,409	37,945	12,548	3,892	16,589	125
Administration fee	6,176	1,979	580	165	813	50
12b-1 Service and Distribution fees:
Class A	7,754	1,613	476	159	1,297	107
Class B	2,783	241	98	24	574	223
Class C	7,388	924	323	110	920	206
Transfer agent fees:
Class A	3,089	1,119	192	113	583	68
Class B	818	91	36	12	195	63
Class C	950	167	41	26	144	36
Class Z	4,362	1,992	681	99	689	17
Custody fees	1,081	3,963	57	233	267	—
Trustees' fees	835	276	83	34	113	13
Reports to shareholders	2,117	1,153	315	198	506	112
Professional fees	502	217	80	50	97	26
Chief compliance officer expenses (See Note 4)	510	159	48	14	69	4
Other expenses	511	244	107	101	147	65
Total expenses	138,285	52,083	15,665	5,230	23,003	1,115
Less custody fees paid indirectly	(1)	(1)	— *	— *	(1)	—
Less reimbursement of expenses by Investment Adviser	—	—	—	(2)	—	(267)
Net Expenses	138,284	52,082	15,665	5,228	23,002	848
Net Investment Income/(Loss)	(7,374)	45,340	(5,972)	2,667	(11,783)	1,806
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	972,387	241,838	96,553	42,552	59,857	(2,634)
Affiliated investments (See Note 4)	139,546	5,786	(1,208)	—	(38,281)	—
Foreign currency transactions and forward foreign currency exchange contracts	(1,053)	34,536	—	(25)	(185)	—
Distributions from affiliated investment company shares	—	—	—	—	—	658
Net realized gain/(loss)	1,110,880	282,160	95,345	42,527	21,391	(1,976)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	1,864,477	741,944	224,623	38,172	283,122	—
Affiliated investments (See Note 4)	758,959	6,050	4,434	—	123,090	19,741
Foreign currency translations and forward foreign currency exchange contracts	(106)	9,798	—	21	1	—
Foreign capital gains tax	200	710	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	2,623,530	758,502	229,057	38,193	406,213	19,741
Net realized and unrealized gain	3,734,410	1,040,662	324,402	80,720	427,604	17,765
Net Increase in Net Assets resulting from Operations	$3,727,036	$1,086,002	$318,430	$83,387	$415,821	$19,571

*  Rounds to less than $500.

See accompanying notes to financial statements.

73

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Operations:
Net investment income/(loss)	$(7,374)	$2,492	$45,340	$39,229	$(5,972)	$(4,927)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	971,334	(227,359)	276,374	(246,346)	96,553	(20,041)
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	139,546	(100,539)	5,786	(3,829)	(1,208)	(110)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	1,864,571	3,343,490	752,452	1,558,895	224,623	437,114
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	758,959	1,143,521	6,050	49,345	4,434	1,994
Net Increase from Operations	3,727,036	4,161,605	1,086,002	1,397,294	318,430	414,030
Distributions to Shareholders From:
Net investment income – Class A	(2,387)	—	(12,578)	(6,102)	—	—
Net realized gain – Class A	(100,919)	—	—	—	—	—
Net investment income – Class B	—	—	(290)	(290)	—	—
Net realized gain – Class B	(9,116)	—	—	—	—	—
Net investment income – Class C	—	—	(714)	(348)	—	—
Net realized gain – Class C	(25,102)	—	—	—	—	—
Net investment income – Class I	— *	—	(9)	—	—	—
Net realized gain – Class I	— *	—	—	—	—	—
Net investment income – Class Z	(18,634)	(20,981)	(109,328)	(53,467)	—	—
Net realized gain – Class Z	(361,156)	—	—	—	—	—
Total Distributions to Shareholders	(517,314)	(20,981)	(122,919)	(60,207)	—	—
Share Transactions:
Subscriptions – Class A	843,928	639,685	317,458	181,444	55,029	54,531
Distributions reinvested – Class A	94,158	—	10,862	5,737	—	—
Redemptions – Class A	(866,166)	(744,769)	(221,501)	(140,626)	(59,786)	(66,724)
Net Increase/(Decrease) – Class A	71,920	(105,084)	106,819	46,555	(4,757)	(12,193)
Subscriptions – Class B	989	100	35	14	2	5
Distributions reinvested – Class B	7,325	—	260	264	—	—
Redemptions – Class B	(312,686)	(224,032)	(15,278)	(14,833)	(13,951)	(9,892)
Net Decrease – Class B	(304,372)	(223,932)	(14,983)	(14,555)	(13,949)	(9,887)
Subscriptions – Class C	76,903	58,069	24,476	14,494	1,669	2,513
Distributions reinvested – Class C	19,273	—	590	265	—	—
Redemptions – Class C	(145,469)	(151,419)	(17,799)	(18,021)	(4,671)	(5,210)
Net Increase/(Decrease) – Class C	(49,293)	(93,350)	7,267	(3,262)	(3,002)	(2,697)
Subscriptions – Class I (a)(b)	13,063	—	66,675	—	28,852	—
Distributions reinvested – Class I	—	—	9	—	—	—
Redemptions – Class I	(1,538)	—	(2,003)	—	(293)	—
Net Increase – Class I	11,525	—	64,681	—	28,559	—
Subscriptions – Class Z	2,077,687	1,484,719	1,216,447	671,256	260,284	246,578
Distributions reinvested – Class Z	324,149	17,690	76,344	38,426	—	—
Redemptions – Class Z	(1,969,778)	(1,364,770)	(726,019)	(486,805)	(276,628)	(190,623)
Net Increase/(Decrease) – Class Z	432,058	137,639	566,772	222,877	(16,344)	55,955
Net Increase/(Decrease) from Share Transactions	161,838	(284,727)	730,556	251,615	(9,493)	31,178
Redemption Fees	—	—	239	259	—	—
Increase from regulatory settlements (See Note 9)	1	40	447	1,210	—	5
Total Increase/(Decrease) in Net Assets	3,371,561	3,855,937	1,694,325	1,590,171	308,937	445,213
Net Assets:
Beginning of period	14,727,151	10,871,214	4,430,738	2,840,567	1,389,609	944,396
End of period	$18,098,712	$14,727,151	$6,125,063	$4,430,738	$1,698,546	$1,389,609
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(48,598)	$(20,794)	$5,502	$39,113	$(238)	$(275)

(a)  Shares commenced operations on September 27, 2010.

(b)  Shares reflect activity for the period September 27, 2010 through December 31, 2010.

*  Rounds to less than $500.

See accompanying notes to financial statements.

74

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Operations:
Net investment income/(loss)	$2,667	$2,398	$(11,783)	$(10,372)	$1,806	$1,281
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	42,527	(31,407)	59,672	31,689	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	—	—	(38,281)	(71,935)	(1,976)	(18,231)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	38,193	127,633	283,123	521,770	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	—	—	123,090	316,510	19,741	51,494
Net Increase from Operations	83,387	98,624	415,821	787,662	19,571	34,544
Distributions to Shareholders From:
Net investment income – Class A	(776)	(456)	—	—	(678)	(7)
Net realized gain – Class A	—	—	—	—	—	—
Net investment income – Class B	(25)	—	—	—	(239)	—
Net realized gain – Class B	—	—	—	—	—	—
Net investment income – Class C	(65)	—	—	—	(124)	—
Net realized gain – Class C	—	—	—	—	—	—
Net investment income – Class I	—	—	—	—	—	—
Net realized gain – Class I	—	—	—	—	—	—
Net investment income – Class Z	(5,241)	(3,077)	—	—	(625)	(115)
Net realized gain – Class Z	—	—	—	—	—	—
Total Distributions to Shareholders	(6,107)	(3,533)	—	—	(1,666)	(122)
Share Transactions:
Subscriptions – Class A	18,214	30,670	115,498	98,691	8,937	5,619
Distributions reinvested – Class A	675	439	—	—	609	6
Redemptions – Class A	(23,778)	(28,558)	(187,411)	(190,444)	(13,847)	(14,381)
Net Increase/(Decrease) – Class A	(4,889)	2,551	(71,913)	(91,753)	(4,301)	(8,756)
Subscriptions – Class B	— *	—	34	39	4	—
Distributions reinvested – Class B	22	—	—	—	218	—
Redemptions – Class B	(1,418)	(1,493)	(30,406)	(23,638)	(8,516)	(12,541)
Net Decrease – Class B	(1,396)	(1,493)	(30,372)	(23,599)	(8,294)	(12,541)
Subscriptions – Class C	1,883	1,872	6,743	6,147	3,195	1,960
Distributions reinvested – Class C	55	—	—	—	109	—
Redemptions – Class C	(3,121)	(3,109)	(19,302)	(21,888)	(5,530)	(10,176)
Net Increase/(Decrease) – Class C	(1,183)	(1,237)	(12,559)	(15,741)	(2,226)	(8,216)
Subscriptions – Class I (a)(b)	3	—	8,577	—	—	—
Distributions reinvested – Class I	—	—	—	—	—	—
Redemptions – Class I	—	—	(931)	—	—	—
Net Increase – Class I	3	—	7,646	—	—	—
Subscriptions – Class Z	67,172	127,520	358,116	278,829	7,895	2,684
Distributions reinvested – Class Z	1,451	833	—	—	560	106
Redemptions – Class Z	(96,502)	(59,794)	(328,729)	(310,353)	(18,853)	(6,183)
Net Increase/(Decrease) – Class Z	(27,879)	68,559	29,387	(31,524)	(10,398)	(3,393)
Net Increase/(Decrease) from Share Transactions	(35,344)	68,380	(77,811)	(162,617)	(25,219)	(32,906)
Redemption Fees	10	33	—	—	—	—
Increase from regulatory settlements (See Note 9)	46	265	—	—	—	—
Total Increase/(Decrease) in Net Assets	41,992	163,769	338,010	625,045	(7,314)	1,516
Net Assets:
Beginning of period	410,675	246,906	1,944,845	1,319,800	138,589	137,073
End of period	$452,667	$410,675	$2,282,855	$1,944,845	$131,275	$138,589
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(1,132)	$1,978	$(17,217)	$(8,359)	$1,479	$1,247

See accompanying notes to financial statements.

75

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Subscriptions – Class A	32,735	33,142	8,744	6,366	2,334	3,208
Shares issued in reinvestment – Class A	3,306	—	325	208	—	—
Less shares redeemed – Class A	(34,053)	(39,655)	(6,188)	(5,549)	(2,521)	(3,839)
Net Increase/(Decrease) – Class A	1,988	(6,513)	2,881	1,025	(187)	(631)
Subscriptions – Class B	38	5	1	— *	— *	— *
Shares issued in reinvestment – Class B	276	—	9	10	—	—
Less shares redeemed – Class B	(13,126)	(12,472)	(444)	(588)	(636)	(582)
Net Decrease – Class B	(12,812)	(12,467)	(434)	(578)	(636)	(582)
Subscriptions – Class C	3,197	3,215	700	497	76	148
Shares issued in reinvestment – Class C	733	—	19	10	—	—
Less shares redeemed – Class C	(6,190)	(8,764)	(519)	(740)	(214)	(327)
Net Increase/(Decrease) – Class C	(2,260)	(5,549)	200	(233)	(138)	(179)
Subscriptions – Class I (a)(b)	436	—	1,677	—	1,025	—
Shares issued in reinvestment – Class I	—	—	— *	—	—	—
Less shares redeemed – Class I	(51)	—	(50)	—	(10)	—
Net Increase – Class I	385	—	1,627	—	1,015	—
Subscriptions – Class Z	78,950	75,517	33,971	23,146	10,643	14,152
Shares issued in reinvestment – Class Z	11,048	750	2,239	1,391	—	—
Less shares redeemed – Class Z	(74,926)	(70,272)	(20,195)	(18,261)	(11,173)	(10,509)
Net Increase/(Decrease) – Class Z	15,072	5,995	16,015	6,276	(530)	3,643
Net Increase/(Decrease) in Shares of Beneficial Interest	2,373	(18,534)	20,289	6,490	(476)	2,251

(a)  Shares commenced operations on September 27, 2010.

(b)  Shares reflect activity for the period September 27, 2010 through December 31, 2010.

*  Rounds to less than 500.

See accompanying notes to financial statements.

76

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Subscriptions – Class A	746	1,653	4,815	5,917	765	646
Shares issued in reinvestment – Class A	31	22	—	—	56	1
Less shares redeemed – Class A	(982)	(1,497)	(7,851)	(11,758)	(1,223)	(1,674)
Net Increase/(Decrease) – Class A	(205)	178	(3,036)	(5,841)	(402)	(1,027)
Subscriptions – Class B	— *	—	2	2	— *	—
Shares issued in reinvestment – Class B	1	—	—	—	21	—
Less shares redeemed – Class B	(62)	(85)	(1,342)	(1,512)	(744)	(1,410)
Net Decrease – Class B	(61)	(85)	(1,340)	(1,510)	(723)	(1,410)
Subscriptions – Class C	83	103	299	371	275	212
Shares issued in reinvestment – Class C	2	—	—	—	10	—
Less shares redeemed – Class C	(138)	(174)	(870)	(1,474)	(485)	(1,207)
Net Increase/(Decrease) – Class C	(53)	(71)	(571)	(1,103)	(200)	(995)
Subscriptions – Class I (a)(b)	— *	—	305	—	—	—
Shares issued in reinvestment – Class I	—	—	—	—	—	—
Less shares redeemed – Class I	—	—	(32)	—	—	—
Net Increase – Class I	— *	—	273	—	—	—
Subscriptions – Class Z	2,699	6,808	14,221	15,845	697	307
Shares issued in reinvestment – Class Z	66	42	—	—	51	12
Less shares redeemed – Class Z	(3,845)	(3,083)	(13,400)	(18,178)	(1,710)	(727)
Net Increase/(Decrease) – Class Z	(1,080)	3,767	821	(2,333)	(962)	(408)
Net Increase/(Decrease) in Shares of Beneficial Interest	(1,399)	3,789	(3,853)	(10,787)	(2,287)	(3,840)

See accompanying notes to financial statements.

77

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$24.68	$17.71	$29.61	$29.71		$28.17
Income from Investment Operations
Net investment income (a)	0.02	0.04	0.06	0.15	(b)	0.13
Net realized and unrealized gain/(loss)	6.37	6.98	(11.29)	2.17		3.92
Total from Investment Operations	6.39	7.02	(11.23)	2.32		4.05
Less Distributions to Shareholders
From net investment income	(0.04)	(0.05)	(0.01)	(0.12)		(0.13)
From net realized gains	(0.84)	—	(0.66)	(2.30)		(2.38)
Total Distributions to Shareholders	(0.88)	(0.05)	(0.67)	(2.42)		(2.51)
Increase from regulatory settlements	0.00 (c)	0.00 (c)	—	—		—
Net Asset Value, End of Period	$30.19	$24.68	$17.71	$29.61		$29.71
Total Return (d)	26.00%	39.65%	(38.55)%	7.69	%(e)(f)	14.45	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	0.76%	0.77%	0.76%	0.74%		0.74%
Net investment income (g)	0.09%	0.18%	0.26%	0.46%		0.45%
Waiver/Reimbursement	—	—	—	0.00	%(h)	0.01%
Portfolio turnover rate	28%	27%	21%	20%		22%
Net assets at end of period (in millions)	$13,330	$10,527	$7,446	$13,038		$12,128

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$34.26	$23.13	$43.60	$40.31		$33.44
Income from Investment Operations
Net investment income (a)	0.35	0.34	0.60	0.43		0.35
Net realized and unrealized gain/(loss)	7.23	11.31	(20.26)	6.56		10.94
Total from Investment Operations	7.58	11.65	(19.66)	6.99		11.29
Less Distributions to Shareholders
From net investment income	(0.92)	(0.53)	(0.21)	(0.34)		(0.51)
From net realized gains	—	—	(0.60)	(3.36)		(3.91)
Total Distributions to Shareholders	(0.92)	(0.53)	(0.81)	(3.70)		(4.42)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00	0.00		0.00
Increase from regulatory settlements	0.00 (b)	0.01	—	—		—
Net Asset Value, End of Period	$40.92	$34.26	$23.13	$43.60		$40.31
Total Return (c)	22.70%	50.97%	(45.89)%	17.28	%(d)	34.53	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.97%	0.99%	0.96%	0.91%		0.94%
Net investment income (e)	0.99%	1.23%	1.72%	0.96%		0.92%
Waiver/Reimbursement	—	—	—	0.00	%(f)	0.01%
Portfolio turnover rate	25%	31%	38%	28%		31%
Net assets at end of period (in millions)	$5,108	$3,728	$2,372	$4,918		$3,836

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

78

Columbia Acorn USA

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$23.19	$16.39	$27.97	$28.66		$27.03
Income from Investment Operations
Net investment loss (a)	(0.08)	(0.07)	(0.07)	(0.01	)(b)	(0.02)
Net realized and unrealized gain/(loss)	5.45	6.87	(10.55)	1.03		2.26
Total from Investment Operations	5.37	6.80	(10.62)	1.02		2.24
Less Distributions to Shareholders
From net realized gains	—	—	(0.96)	(1.71)		(0.61)
Increase from regulatory settlements	—	0.00 (c)	—	—		—
Net Asset Value, End of Period	$28.56	$23.19	$16.39	$27.97		$28.66
Total Return (d)	23.16%	41.49%	(39.22)%	3.46	%(e)(f)	8.28	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.01%	1.03%	1.01%	0.98%		0.98%
Net investment loss (g)	(0.34)%	(0.36)%	(0.32)%	(0.03)%		(0.07)%
Waiver/Reimbursement	—	—	—	0.00	%(h)	0.01%
Portfolio turnover rate	32%	28%	23%	21%		13%
Net assets at end of period (in millions)	$1,410	$1,158	$758	$1,214		$1,214

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$23.64	$18.19	$32.02	$27.97		$20.57
Income from Investment Operations
Net investment income (a)	0.18	0.17	0.28	0.14	(b)	0.10
Net realized and unrealized gain/(loss)	4.89	5.50	(13.53)	5.96		7.35
Total from Investment Operations	5.07	5.67	(13.25)	6.10		7.45
Less Distributions to Shareholders
From net investment income	(0.38)	(0.24)	(0.04)	(0.28)		(0.05)
From net realized gains	—	—	(0.54)	(1.77)		—
Total Distributions to Shareholders	(0.38)	(0.24)	(0.58)	(2.05)		(0.05)
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00	0.00	0.00	0.00		0.00
Increase from regulatory settlements	0.00 (c)	0.02	—	—		—
Net Asset Value, End of Period	$28.33	$23.64	$18.19	$32.02		$27.97
Total Return (d)	21.89%	31.52%	(42.10)%	21.86	%(e)	36.27	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.16%	1.20%	1.21%	1.18%		1.27%
Net investment income (f)	0.75%	0.84%	1.09%	0.44%		0.44%
Waiver/Reimbursement	—	—	—	0.00	%(g)	0.01%
Portfolio turnover rate	42%	56%	68%	57%		47%
Net assets at end of period (in millions)	$366	$331	$186	$204		$129

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

79

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$23.38	$14.07	$28.41		$26.59		$22.77
Income from Investment Operations
Net investment loss (a)	(0.10)	(0.08)	(0.12)		(0.07)		(0.06)
Net realized and unrealized gain/(loss)	5.45	9.39	(13.53)		2.53		4.51
Total from Investment Operations	5.35	9.31	(13.65)		2.46		4.45
Less Distributions to Shareholders
From net investment income	—	—	—		—		(0.04)
From net realized gains	—	—	(0.69)		(0.64)		(0.59)
Total Distributions to Shareholders	—	—	(0.69)		(0.64)		(0.63)
Net Asset Value, End of Period	$28.73	$23.38	$14.07		$28.41		$26.59
Total Return (b)	22.88%	66.17%	(49.18	)%(c)	9.20	%(d)	19.68	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.97%	0.99%	0.95%		0.91%		0.96%
Net investment loss (e)	(0.41)%	(0.47)%	(0.51)%		(0.24)%		(0.26)%
Waiver/Reimbursement	—	—	—		0.00	%(f)	0.02%
Portfolio turnover rate	28%	19%	28%		14%		21%
Net assets at end of period (in millions)	$1,549	$1,241	$780		$1,571		$909

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.80	$8.19	$12.26	$12.57	$12.50
Income from Investment Operations
Net investment income (a)	0.21	0.13	0.24	0.52	0.49
Net realized and unrealized gain/(loss)	1.66	2.51	(3.96)	0.53	0.84
Total from Investment Operations	1.87	2.64	(3.72)	1.05	1.33
Less Distributions to Shareholders
From net investment income	(0.23)	(0.03)	(0.28)	(0.57)	(0.54)
From net realized gains	—	—	(0.07)	(0.79)	(0.72)
Total Distributions to Shareholders	(0.23)	(0.03)	(0.35)	(1.36)	(1.26)
Net Asset Value, End of Period	$12.44	$10.80	$8.19	$12.26	$12.57
Total Return (b)(c)	17.58%	32.29%	(30.53)%	8.49%	10.86%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (e)	1.87%	1.48%	2.23%	4.05%	3.84%
Waiver/Reimbursement	0.12%	0.14%	0.08%	0.15%	0.13%
Portfolio turnover rate	118%	17%	130%	128%	66%
Net assets at end of period (in millions)	$36	$42	$35	$36	$31

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

80

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Adviser). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has five classes of shares—Class A, Class B, Class C, Class I and Class Z—except Columbia Thermostat Fund, which does not have Class I shares. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class I shares.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

The financial highlights for the Fund's Class A, Class B, Class C and Class I shares are presented in a separate annual report.

Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

81

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's Valuation Committee that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward foreign currency exchange contracts to buy or sell a foreign currency when the Adviser believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund

82

retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Adviser does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

83

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (PFIC) adjustments, short-term capital gain distributions from investments in mutual funds and proceeds from litigation settlements were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
(in thousands)
Columbia Acorn Fund	$590	$(589)	$(1)
Columbia Acorn International	43,968	(42,361)	(1,607)
Columbia Acorn USA	6,009	—	(6,009)
Columbia Acorn International Select	330	(284)	(46)
Columbia Acorn Select	2,926	(2,926)	—
Columbia Thermostat Fund	92	(92)	—

Net investment income/(loss) and net realized gains/(losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010		December 31, 2009
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$21,020	$496,293	$20,981	$—
Columbia Acorn International	122,919	—	60,207	—
Columbia Acorn USA	—	—	—	—
Columbia Acorn International Select	6,107	—	3,533	—
Columbia Acorn Select	—	—	—	—
Columbia Thermostat Fund	1,666	—	122	—

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
(in thousands)
Columbia Acorn Fund	$38,838	$183,753	$6,469,997
Columbia Acorn International	156,914	—	1,662,843
Columbia Acorn USA	—	—	513,833
Columbia Acorn International Select	5,840	—	112,829
Columbia Acorn Select	31,148	—	598,661
Columbia Thermostat Fund	1,509	—	18,580

* The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011- 2015	2016	2017	2018	Total
(in thousands)
Columbia Acorn International	$—	$—	$386,385	$—	$386,385
Columbia Acorn USA	—	—	28,408	—	28,408
Columbia Acorn International Select	—	—	36,610	—	36,610
Columbia Acorn Select	—	3,592	115,445	—	119,037
Columbia Thermostat Fund	—	5,193	21,738	2,954	29,885

Capital loss carryforwards that were utilized for the Funds during the year ended December 31, 2010 were as follows:

(in thousands)
Columbia Acorn Fund	$409,911
Columbia Acorn International	238,546
Columbia Acorn USA	85,334
Columbia Acorn International Select	40,289
Columbia Acorn Select	8,679

84

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Funds is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management, which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

After the close of business on April 30, 2010, (the Closing), Ameriprise Financial acquired a portion of the asset management business of Columbia Management Group, LLC (the Transaction), including 100% of CWAM. On May 27, 2010, the shareholders of the Funds approved a new investment advisory agreement with CWAM to provide advisory services to the Funds. There were no changes to the Funds' advisory fee rate under the new agreement.

CWAM received a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the year ended December 31, 2010, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.77%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding annually the average daily net assets of the Funds as follows:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses

85

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2011. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select and Columbia Thermostat Fund for the year ended December 31, 2010, were $1,817 and $266,413, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2010, each Fund's effective administration fee rate was 0.04% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC (CMA) an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), responsibility to provide certain sub-administrative services to the Funds. Following the Closing, Columbia Management succeeded CMA as sub-administrator and continued providing certain sub-administrative services to the Funds.

Prior to the Closing, Columbia Management Distributors, Inc., an indirect subsidiary of BOA, served as the Funds' distributor and principal underwriter. In connection with the Closing, Columbia Management Investment Distributors, Inc., (formerly, Riversource Fund Distributors, Inc.) (CMID) a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds. There were no changes to the underwriting discount structure of the Funds or the service or distribution fee rates paid by the Funds as a result of the Closing.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMID receives no compensation with respect to Class Z shares.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Following the Closing, Columbia Management Investment Services Corp. (CMIS), (formerly, Riversource Service Corporation), a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Funds. The transfer agent fee rates paid by the Funds did not change as a result of the change in transfer agent. For its services, each Fund pays CMIS a monthly fee at the annual rate of $17.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Class I shares do not pay transfer agent fees.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On December 31, 2010, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 33, 34, 45, 56 and 67, respectively.

During the year ended December 31, 2010, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers.

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Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$12,585	$683
Columbia Acorn International	7,383	1,715
Columbia Acorn USA	704	1,016
Columbia Acorn International Select	334	381
Columbia Acorn Select	1,350	12,647

5.  Objectives and Strategies for Investing in Derivative Instruments

Columbia Acorn International uses derivative instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following note provides more detailed information about the derivative type held by the Columbia Acorn International:

Forward Foreign Currency Exchange Contracts

• The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

• The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to seek to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to seek to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2010, Columbia Acorn International entered into 146 forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International's derivative instruments as of December 31, 2010.

  Fair Value of Derivative Instruments

	Asset
	Statement of Assets and Liabilities	Fair Value
(in thousands)
	Unrealized appreciation on forward foreign currency exchange contracts	$11,287

The effect of derivative instruments on Columbia Acorn International's Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation)
On Derivatives Recognized in Income

	Risk Exposure	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$34,627	$8,803

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into

87

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the year ended December 31, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2011.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2010, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$4,129,651
Proceeds from sales	4,459,270

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,668,861
Proceeds from sales	1,164,147

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$454,468
Proceeds from sales	469,161

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$163,811
Proceeds from sales	204,032

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$580,228
Proceeds from sales	529,594

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$146,478
Proceeds from sales	174,366

8.  Redemption Fees

For the year ended December 31, 2010, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to $239,708 and $10,223, respectively, and are accounted for as additions to paid in capital. Effective September 1, 2010, Columbia Acorn International and Columbia Acorn International Select ceased to impose redemption fees.

9.  Regulatory Settlements with Third Parties

During the year ended December 31, 2010, Columbia Acorn International and Columbia Acorn International Select received payments totaling $446,565 and $46,265, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

10.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings

88

while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

**********

CWAM and the Trustees of the Trust (collectively, the Columbia defendants) were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

89

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the contingent deferred sales charge (CDSC) assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties to the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and, (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010.

On October 21, 2010, the court held a final hearing regarding the MDL settlements and on October 25, 2010 issued a final judgment and related orders that: (a) approved the settlements as fair, reasonable and adequate, and in the best interests of members of both the plaintiff class and current shareholders of the Columbia funds, including the Columbia Acorn Funds; (b) dismissed with prejudice all complaints against the Columbia defendants; and (c) approved a plan of distribution for the amounts due to the plaintiff class as established in the settlements. The orders of settlement do not create any liability for the Columbia Acorn Funds.

CWAM believes that the lawsuits described in the four preceding paragraphs are not likely to materially affect its ability to provide investment management services to the Funds.

90

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2011

91

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (Unaudited) — Class A, B, C, I and Z shares

Columbia Acorn Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2010 $714,049, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2010 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2010 may represent qualified dividend income.

Columbia Acorn International

Foreign taxes paid during the fiscal years ended December 31, 2010 and 2009 of $7,871 and $1,789 respectively are being passed through to shareholders. These represent $0.05 and $0.01 per share, respectively. Eligible shareholders may claim these amounts as a foreign tax credit.

Gross income derived from sources within foreign countries was $104,523 ($0.70 per share) for the fiscal year ended December 31, 2010.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010 may represent qualified dividend income.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2010, of $516 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $8,297 ($0.52 per share) for the fiscal year ended December 31, 2010.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010 may represent qualified dividend income.

Columbia Thermostat Fund

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2010 qualified for the corporate dividends received deduction.

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Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:

Laura M. Born, 45, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	10	Wanger Advisors Trust

Michelle L. Collins, 50, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Wanger Advisors Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) (until October 2007).

Maureen M. Culhane, 62, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	10	Wanger Advisors Trust

Margaret M. Eisen, 57, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Wanger Advisors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

John C. Heaton, 51, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; financial consultant.	10	Wanger Advisors Trust

Steven N. Kaplan, 51, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 75, Trustee(1)	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Wanger Advisors Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 74, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

David B. Small, 54, Trustee	2010	Managing Director, Chairman of Investment Committee, Grosvenor Capital Management, L.P. (investment adviser).	10	Wanger Advisors Trust

93

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust: (continued)

James A. Star, 49, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment adviser) since 2003; associated with Longview or its predecessors and affiliates since 1994.	10	Wanger Advisors Trust

Trustees who are interested persons of Columbia Acorn Trust:

Charles P. McQuaid, 57, Trustee and President(2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	10	Wanger Advisors Trust

David J. Rudis, 57, Trustee(3)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 to 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 to 2007.	10	Wanger Advisors Trust

Trustee Emeritus

Ralph Wanger, 76, Trustee Emeritus(4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Wanger Advisors Trust

Officers of Columbia Acorn Trust:

Ben Andrews, 44, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None

Michael G. Clarke, 41, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Family of Funds and affiliated funds since 2002.	10	None

Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	10	None

P. Zachary Egan, 42, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

John Kunka, 40, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph C. LaPalm, 41, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

94

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

Bruce H. Lauer, 53, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes III, 46, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None

Robert A. Mohn, 49, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher J. Olson, 46, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Scott R. Plummer, 51 Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessor) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessor) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Family of Funds since May 2010.	10	None

Christopher O. Petersen, 41 Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.	10	None

Robert P. Scales, 58, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Linda Roth-Wiszowaty, 41, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Kleinman retired at the end of calendar year 2010.

(2)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Rudis commenced service as a Trustee on January 1, 2011. Mr. Rudis is an "interested person" of Columbia Acorn Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive.

(4)  As permitted under the Columbia Acorn Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

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Columbia Acorn Family of Funds

Fourth Quarter Class Z Share Information (Unaudited)

Minimum Initial Investment in		Minimum Subsequent

all Funds	$0 to $2,000,	Investment in all Funds	$100

	available only to

	certain eligible	Exchange Fee	None

	investors

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.76%
Columbia Acorn International	ACINX
Management Fee	0.77%
12b-1 Fee	None
Other Expenses	0.20%
Net Expense Ratio	0.97%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.15%
Net Expense Ratio	1.01%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.22%
Net Expense Ratio	1.16%
Columbia Acorn Select	ACTWX
Management Fee	0.82%
12b-1 Fee	None
Other Expenses	0.15%
Net Expense Ratio	0.97%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%*

    Fees and expenses are for the year ended December 31, 2010. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of the contractual undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of the Funds as follows:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice. Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2011. There is no guarantee that this arrangement will continue thereafter.

  *  Does not include estimated fees and expenses of 0.79% incurred by the Fund from the underlying portfolio funds in which it invests.

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Columbia Acorn Family of Funds

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*As of May 1, 2010

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Annual Report, December 31, 2010

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

C-1561 A (2/11) 112994

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Annual Report, December 31, 2010

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

C-1561 A (2/11) 112994

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Annual Report, December 31, 2010

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

C-1561 A (2/11) 112994

Q4 2010

Columbia Acorn Family of Funds

Class A, B, C and I Shares

Managed by Columbia Wanger Asset Management, LLC

Annual Report

December 31, 2010

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

Not FDIC insured • No bank guarantee • May lose value

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

40 Years of Vision, Stability and Growth

Fellow Shareholders:

This has been an eventful year for the Columbia Acorn Funds. Early in the year, the Board negotiated new management and administrative agreements with the Funds' adviser, Columbia Wanger Asset Management ("CWAM"), following its acquisition by Ameriprise Financial, Inc. These new agreements were crafted with the objective of preserving CWAM's autonomy and culture and ensuring that the terms of these agreements were in Fund shareholders' best interests. Finally, I am especially pleased to report that the CWAM investment team remains in place following the ownership transition. Together with Ameriprise's expressed commitment to support and maintain the unique culture of CWAM and the Acorn Funds, your trustees are optimistic that the necessary foundation has been laid to perpetuate a vibrant and successful investment organization.

Last year's letter spoke of change and continuity in the governance of your Funds. That process has continued with the retirement of two long-serving trustees, David Kleinman and Jack Wing, and the selection of three new trustees, David Small, John Heaton and David Rudis. Mr. Small is a senior partner at Grosvenor Capital Management, a successful manager of investment partnerships. Mr. Rudis was formerly the president of LaSalle Bank, a major Chicago bank until its sale a few years ago, and Mr. Heaton is a distinguished professor of finance at the University of Chicago. Our new trustees collectively bring extensive business, investment and financial expertise to the job of overseeing your Funds, and we are glad to have them on board. At the same time, we will miss David and Jack, each of whom served shareholders faithfully and well for many years.

The markets continued to recover in 2010, and all the Funds delivered strong absolute returns during the year. While these results are important, your trustees—each a shareholder—focus especially on long-term performance. To this end, we salute present and past members of the investment team at CWAM for the remarkable record that they have created for the Acorn Fund. Since the Fund's inception 40 years ago, the original Class Z shares have enjoyed average annual total returns in excess of the S&P 500, as have the Fund's other classes of shares, which were instituted in 2000. As a result of this performance, the Acorn Fund was ranked the number one U.S.-based mutual fund over its lifetime, ahead of 149 other U.S.-based funds in existence during the period.* This is an extraordinary legacy, which your trustees will work to see perpetuated.

Thank you for your confidence in the Acorn Funds, and best wishes for the new year.

James A. Star
Independent Chairman of the Board of Trustees
Columbia Acorn Trust

*  According to Morningstar, Columbia Acorn Fund Class Z ranked #1 of 149 U.S.-based mutual funds in existence since June 10, 1970. These rankings are based on returns for Z Class shares for the period June 10, 1970, the inception date of the Fund, to December 31, 2010. Please refer to Page 3 for complete performance data.

	From Inception to 12/31/10	10 years	5 years	1 year
Acorn Fund compound return	15.01%	9.40%	5.91%	26.00%
Morningstar ranking	1 of 149	10 of 167	24 of 169	14 of 169

Source: ©2011 Morningstar, Inc. All rights reserved. Morningstar rankings are based on annualized total returns and do not reflect sales charges. Criteria: Open-ended mutual funds; inception date on or before Columbia Acorn Fund; oldest share class only; USD-based currency.

Columbia Acorn Family of Funds

Table of Contents

NAVs and Estimated Year-End Distributions	1

Share Class Performance	2

Fund Performance vs. Benchmarks	3

Descriptions of Indexes	4

Squirrel Chatter II: The Keys to Prosperity	5

Understanding Your Expenses	8

Columbia Acorn Fund

In a Nutshell	10

At a Glance	11

Major Portfolio Changes	22

Statement of Investments	25

Columbia Acorn International

In a Nutshell	12

At a Glance	13

Major Portfolio Changes	39

Statement of Investments	41

Portfolio Diversification	50

Columbia Acorn USA

In a Nutshell	14

At a Glance	15

Major Portfolio Changes	51

Statement of Investments	52

Columbia Acorn International Select

In a Nutshell	16

At a Glance	17

Major Portfolio Changes	60

Statement of Investments	61

Portfolio Diversification	65

Columbia Acorn Select

In a Nutshell	18

At a Glance	19

Major Portfolio Changes	66

Statement of Investments	67

Columbia Thermostat Fund

In a Nutshell	20

At a Glance	21

Statement of Investments	72

Columbia Acorn Family of Funds

Statements of Assets and Liabilities	74

Statements of Operations	75

Statements of Changes in Net Assets	76

Financial Highlights	80

Notes to Financial Statements	92

Report of Independent Registered Public Accounting Firm	102

Federal Income Tax Information	103

Board of Trustees and Management of Columbia Acorn Funds	104

Columbia Acorn Family of Funds Information	107

Columbia Acorn Family of Funds

Net Asset Value Per Share as of 12/31/10

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$29.24	$40.87	$27.54	$28.01	$27.94	$12.58
Class B	$27.14	$39.96	$25.60	$26.72	$26.06	$12.64
Class C	$26.85	$39.79	$25.39	$26.58	$25.83	$12.62
Class I	$30.19	$40.92	$28.56	$28.33	$28.74	NA

2010 Year-End Distributions

The following table details the year-end distributions for the Columbia Acorn Funds. Except for Columbia Thermostat Fund, the record date was December 14, 2010, the ex-dividend date was December 15, 2010, and the payable date was December 16, 2010. For Columbia Thermostat Fund, the record date was December 21, 2010, the ex-dividend date was December 22, 2010, and the payable date was December 23, 2010.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund Class A	None	$0.8374	None	$28.62
Columbia Acorn Fund Class B	None	$0.8374	None	$26.57
Columbia Acorn Fund Class C	None	$0.8374	None	$26.29
Columbia Acorn Fund Class I	None	$0.8374	$0.0243	$29.54
Columbia Acorn International Class A	None	None	$0.1999	$39.75
Columbia Acorn International Class B and C	None	None	None	NA
Columbia Acorn International Class I	None	None	$0.3418	$39.79
Columbia Acorn USA Class A, B, C and I	None	None	None	NA
Columbia Acorn International Select Class A, B, C and I	None	None	None	NA
Columbia Acorn Select Class A, B, C and I	None	None	None	NA
Columbia Thermostat Fund Class A	None	None	$0.0394	$12.52
Columbia Thermostat Fund Class B and C	None	None	None	NA

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 12/31/10

	Class A		Class B*		Class C		Class I†
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge
Columbia Acorn Fund (10/16/00)
3 months**	14.48%	7.89%	14.36%	9.36%	14.25%	13.25%	14.57%
1 year	25.61%	18.39%	24.81%	19.81%	24.63%	23.63%	NA
3 years	2.34%	0.34%	1.69%	0.73%	1.52%	1.52%	NA
5 years	5.61%	4.36%	4.96%	4.62%	4.78%	4.78%	NA
10 years	8.98%	8.34%	8.28%	8.28%	8.17%	8.17%	NA
Life of fund	9.54%	8.91%	8.84%	8.84%	8.74%	8.74%	15.94	%**
Columbia Acorn International (10/16/00)
3 months**	8.46%	2.23%	8.32%	3.32%	8.27%	7.27%	8.61%
1 year	22.23%	15.21%	21.49%	16.49%	21.34%	20.34%	NA
3 years	-0.30%	-2.24%	-0.93%	-1.90%	-1.07%	-1.07%	NA
5 years	9.22%	7.94%	8.54%	8.25%	8.38%	8.38%	NA
10 years	8.88%	8.24%	8.17%	8.17%	8.09%	8.09%	NA
Life of fund	8.16%	7.53%	7.46%	7.46%	7.37%	7.37%	9.50	%**
Columbia Acorn USA (10/16/00)
3 months**	16.35%	9.66%	16.21%	11.21%	16.10%	15.10%	16.43%
1 year	22.78%	15.72%	21.96%	16.96%	21.83%	20.83%	NA
3 years	1.64%	-0.34%	0.98%	0.00%	0.84%	0.84%	NA
5 years	3.18%	1.97%	2.52%	2.16%	2.38%	2.38%	NA
10 years	8.33%	7.69%	7.62%	7.62%	7.54%	7.54%	NA
Life of fund	8.92%	8.30%	8.22%	8.22%	8.14%	8.14%	17.82	%**
Columbia Acorn International Select (10/16/00)
3 months**	7.94%	1.73%	7.79%	2.79%	7.74%	6.74%	8.09%
1 year	21.41%	14.43%	20.63%	15.63%	20.45%	19.45%	NA
3 years	-2.82%	-4.72%	-3.44%	-4.39%	-3.59%	-3.59%	NA
5 years	8.68%	7.40%	7.96%	7.67%	7.81%	7.81%	NA
10 years	6.28%	5.66%	5.57%	5.57%	5.49%	5.49%	NA
Life of fund	5.81%	5.20%	5.11%	5.11%	5.03%	5.03%	8.50	%**
Columbia Acorn Select (10/16/00)
3 months**	13.95%	7.40%	13.80%	8.80%	13.74%	12.74%	14.05%
1 year	22.49%	15.45%	21.72%	16.72%	21.55%	20.55%	NA
3 years	0.94%	-1.03%	0.28%	-0.70%	0.13%	0.13%	NA
5 years	5.98%	4.73%	5.28%	4.96%	5.12%	5.12%	NA
10 years	8.44%	7.80%	7.71%	7.71%	7.62%	7.62%	NA
Life of fund	8.90%	8.27%	8.18%	8.18%	8.09%	8.09%	16.17	%**
Columbia Thermostat Fund (3/3/03)††
3 months**	7.40%	1.23%	7.21%	2.21%	7.13%	6.13%	—
1 year	17.28%	10.54%	16.64%	11.64%	16.43%	15.43%	—
3 years	2.38%	0.38%	1.83%	0.85%	1.61%	1.61%	—
5 years	5.12%	3.88%	4.56%	4.23%	4.33%	4.33%	—
Life of fund	7.87%	7.06%	7.26%	7.26%	7.07%	7.07%	—

*The Funds no longer accept investments from new or existing shareholders in Class B shares.

**Not annualized.

†Class I shares commenced operations on September 27, 2010. This share class is offered at net asset value without sales charge and is available only to qualifying institutional investors.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1% and 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

††A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Average Annual Total Returns through 12/31/10

Class A Shares, without sales charge	4th quarter*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	14.48%	25.61%	2.34%	5.61%	8.98%	9.54%
Russell 2500 Index	14.86%	26.71%	2.48%	4.86%	6.98%	7.17%
S&P 500 Index**	10.76%	15.06%	-2.86%	2.29%	1.41%	1.01%
Lipper Small-Cap Core Funds Index	15.40%	25.71%	2.88%	4.76%	6.96%	7.03%
Lipper Mid-Cap Growth Funds Index	13.93%	25.66%	0.11%	6.22%	2.59%	1.03%
Columbia Acorn International (LAIAX) (10/16/00)	8.46%	22.23%	-0.30%	9.22%	8.88%	8.16%
S&P Global Ex-U.S. Between $500M and $5B Index	10.58%	24.36%	0.28%	8.19%	11.75%	11.38%
S&P Global Ex-U.S. SmallCap Index	10.65%	22.96%	-1.11%	7.29%	10.69%	10.37%
MSCI EAFE Index	6.61%	7.75%	-7.02%	2.46%	3.50%	3.55%
Lipper International Small/Mid Growth Funds Index	11.64%	23.77%	-1.96%	6.34%	7.63%	6.68%
Columbia Acorn USA (LAUAX) (10/16/00)	16.35%	22.78%	1.64%	3.18%	8.33%	8.92%
Russell 2000 Index	16.25%	26.85%	2.22%	4.47%	6.33%	6.30%
Russell 2500 Index	14.86%	26.71%	2.48%	4.86%	6.98%	7.17%
S&P 500 Index**	10.76%	15.06%	-2.86%	2.29%	1.41%	1.01%
Lipper Small-Cap Growth Funds Index	15.57%	26.08%	-0.04%	3.92%	2.58%	1.70%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	7.94%	21.41%	-2.82%	8.68%	6.28%	5.81%
S&P Developed Ex-U.S. Between $2B and $10B Index	9.75%	20.16%	-3.22%	4.95%	8.22%	8.39%
MSCI EAFE Index	6.61%	7.75%	-7.02%	2.46%	3.50%	3.55%
Lipper International Small/Mid Growth Funds Index	11.64%	23.77%	-1.96%	6.34%	7.63%	6.68%
Columbia Acorn Select (LTFAX) (10/16/00)	13.95%	22.49%	0.94%	5.98%	8.44%	8.90%
S&P MidCap 400 Index	13.50%	26.64%	3.52%	5.74%	7.16%	7.35%
S&P 500 Index**	10.76%	15.06%	-2.86%	2.29%	1.41%	1.01%
Lipper Mid-Cap Growth Funds Index	13.93%	25.66%	0.11%	6.22%	2.59%	1.03%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	7.40%	17.28%	2.38%	5.12%	—	7.87%
S&P 500 Index	10.76%	15.06%	-2.86%	2.29%	—	7.38%
Barclays Capital U.S. Aggregate Bond Index	-1.30%	6.54%	5.90%	5.80%	—	4.89%
Lipper Flexible Portfolio Funds Index	7.29%	12.91%	0.68%	4.75%	—	8.22%
50/50 Blended Benchmark††	4.65%	11.29%	2.04%	4.44%	—	6.45%

*Not annualized.

**The comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the adviser.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 4.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's adviser, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index are presented net of taxes.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States. The performance of the S&P Global Ex-U.S. SmallCap Index is provided to show how Columbia Acorn International's performance compares to foreign market performance with a similar geographic distribution and wider market cap range than the Fund's primary benchmark.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Squirrel Chatter II: The Keys to Prosperity

In 1651, Thomas Hobbes described human life as "poor, nasty, brutish and short." Today, 360 years later, humanity has achieved record levels of prosperity, safety and longevity. The United Nations estimates that poverty was reduced more in the last 50 years than the previous 500.1 In the developing world, life expectancy rose from 44 years to 64 years from 1950 to 1999, while in the developed world, life expectancy rose from 66 years to 78 years.2

Hobbes's perspective was accurate for his time. There was very little growth in worldwide per capita GDP until about 1820; income in Europe had dropped for centuries following the decline and collapse of the Roman Empire.3 England and much of Europe were caught in a Malthusian trap, with population gyrating up and down largely due to plagues, famines and wars. But sometime around 1820, economic growth accelerated, and per capita GDP growth has averaged over 2% yearly since then, compounding into excellent gains in living standards.4 Why?

Four Conditions for Growth

William Bernstein's The Birth of Plenty, How Prosperity in the Modern World was Created is a fascinating history of worldwide economic circumstances. He discusses reasons for the successes and failures of many empires and countries. Bernstein believes that four institutional conditions are necessary for sustained growth: property rights and civil liberties, scientific rationalism, efficient capital markets, and fast and cheap transportation and communications. He notes that these four factors existed temporarily in sixteenth century Holland, then firmly in the English speaking countries, and in the last 50 years, increasingly over much of the world.5

Physical and intellectual property rights plus civil liberties create incentives and intellectual freedom to work hard, innovate and create wealth. In empires, totalitarian states and feudalistic societies, incentives to produce beyond immediate needs are nil, because governments or lords tend to impose confiscatory taxes and arbitrarily seize property. Bernstein believes that Rome fell, in part, due to excessive taxation on farmers. He also thinks that an independent judiciary is necessary to enforce property rights and civil liberties.

Scientific rationalism is needed for technological progress and innovation. Throughout history, various regimes run by church and state ossified due to the rejection of scientific observations in favor of dogma or preconceived beliefs. During medieval times, for example, astronomers who concluded the earth revolved around the sun were tortured. Bernstein cites the trial of Galileo as a turning point toward scientific rationalism. Early inventors then tended to be tinkerers rather than scientists, but science became increasingly important. For example, by the nineteenth century the steel industry had initiated the use of modern science laboratories staffed by full-time researchers.6

Efficient capital markets enable entrepreneurs and enterprises to raise capital at reasonable costs. I remember Jesse Jackson citing a lack of capital as a cause for inner city poverty: "Capitalism without capital is just plain ism."7 Bernstein notes that entrepreneurs once had huge downside risk from failures, namely debtors prisons in recent centuries and enslavement by creditors in ancient times. The creation of limited liability corporations during the nineteenth century in Britain and the United States was a breakthrough in reducing downside risks for capitalists.

Fast and cheap transportation and communication are also needed for prosperity. Bernstein explains that before railroads and the telegraph, transportation and communication were horribly expensive and slow. Rarely could bulk goods be transported over land more than 20 miles a day, and theft was rampant. Local crop failures often caused starvation. Mass markets did not exist. The reach of rail and telegraph grew incredibly rapidly during their first decades, spurring economic growth.

Bernstein provides plenty of case studies of regimes and countries that stagnated or failed due to the lack of one or more conditions, ranging from ancient societies and Japan under the samurai to Communist countries of the twentieth century. He states, "Institutions, not the bounty of nature or freedom from imperialist domination, separate the winners from the losers in the global economy."8

Trade Drives Prosperity

Matt Ridley's The Rational Optimist, How Prosperity Evolves adds substantial perspective to Bernstein's work and provides comforting thoughts about the future. Though Ridley does not mention Bernstein by name, it is clear that he agrees with Bernstein's basic contentions. Ridley sees property rights as the primary key to prosperity. He quotes a study by MIT economist Daron Acemoglu, which compared measures of property rights to economic growth across countries and determined that three-quarters of the variation of economic growth is explained by property rights.9 Ridley adds, "In a sample of 127 countries, the sixty-three with higher economic freedom had more than four times the income per capita and twice the growth rate of the countries that did not."10

Ridley's emphasis is on trade, which he believes allows increasing specialization, expertise, productivity and innovation. Humans seem to be hard-wired for trade. Archaeological evidence indicates that some 100,000 years ago humans began to barter.11 People traded things and also absorbed ideas. Human intelligence became collective and cumulative. Ridley states that, more recently, the history of the modern world is a history of ideas meeting, mixing, mating and mutating.12 Innovation results from an exchange of ideas. I think of the iPhone. Steve Jobs utilizes technologies and resources developed over centuries and components originated in many countries to make an incredibly innovative and useful device.

Ridley notes that societies that halted trade regressed. After ocean levels rose 10,000 years ago and cut off Tasmania from Australia, people there gradually lost the ability to fish and make tools out of bones. European mariners discovered Tasmanians wearing nothing but wallaby pelts and seal-fat grease.13 As another example of a closed-off society, Ridley writes, "China went from a state of economic and technological exuberance in around AD 1000 to one of dense population, agrarian backwardness and desperate poverty in 1950;" per capita income there was about flat in those 950 years.14

Ridley takes a libertarian view, highly skeptical of government. He states, "...governments generally tend to be good things at first and bad things the longer they last. First they improve society's ability to flourish by providing central services and removing impediments to trade and specialization... But...governments gradually employ more and more ambitious elites who... give themselves more and more rules to enforce, until they kill the goose that lays the golden eggs. ... Because it is a monopoly, government brings inefficiency and stagnation to most things it runs..."15

Ridley asserts that African governments have largely caused economic problems in Africa. He writes that famines in Darfur and Zimbabwe were the result of government policies. Setting up a company in Tanzania takes 379 days and $5,500, a huge sum there. Botswana has done substantially better, growing per capita GDP nearly 8% annually since its independence in 1966. That growth exceeded China's, and is largely due to secure property rights, Ridley says. Ridley is optimistic for much of Africa, however. Cell phones are spreading rapidly, providing both communication and micro-finance (two of Bernstein's conditions for prosperity). Ridley cites wonderful examples of products and labor reaching optimal markets and payments being made over cell phones.16

Ridley has comforting thoughts about the future, debunking naysayers. He notes that (oddly enough) over time humans have temporarily exhausted or driven to extinction renewable resources like forests and certain animal species, while non-renewable resources have lasted much longer than many expected. In 1865, an economist said Britain's coal was running out, and as early as 1914 the U.S. Bureau of Mines wrote that American oil reserves would last 10 years.17

Ridley believes supplies of oil, coal and gas "will last decades, perhaps centuries, and people will find alternatives long before they run out."18 He states that prices of conventional fuels need to rise and prices of alternatives need to fall, and both will occur as conventional supplies run down and efficiencies of alternatives rise. Ridley notes that wind, solar and biomass alternatives envelop enormous quantities of land. He denounces organic farming, noting that if farm yields fell back to 1961 levels, 82% of the land area of the earth would be needed for farming, up from 38%. "The Dark Ages were a massive experiment in back-to-the-land hippy lifestyle (without the trust fund)," he says.19

Ridley largely dismisses climate change fears. The scenario that calls for significant climate change by the year 2100 is a scenario of dramatic economic growth. He believes the world, and especially developing countries, will be much, much richer and better able to adapt to and mitigate climate change. In the meantime, carbon intensity20 of the worldwide economy is rapidly dropping, as wood, dung and coal become relatively less important and natural gas and nuclear power gain share, in an environment of substantially more efficient lighting, heating, transportation and manufacturing.

While some of Ridley's arguments seem a bit over the top, I think they generally appear coherent and largely believable. As to the climate change issue, I advocate taking reasonable steps to mitigate global warming. Most of my family's road miles are in a hybrid vehicle and both my home and Columbia Wanger Asset Management have adopted compact florescent lighting. Several years ago we calculated that replacing over 100 incandescent bulbs at the office saved enough electricity to power three average-sized homes.

I agree that prosperity is driven by the factors named by Bernstein and Ridley and, though there are imbalances in world economics, I think things will be okay. The Great Recession has ended, growth has resumed and the keys to prosperity remain in place. Many parts of the developing world are booming and we have invested accordingly. About 22% of Columbia Acorn International is invested in the developing world and many Fund investments in non-emerging market companies have some business tied to developing markets. Other Columbia Acorn Funds also own some stocks that benefit directly or indirectly from developing markets.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in Squirrel Chatter II are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

The information included on Pages 5, 6 and 7 of this report is unaudited.

1  Ridley, Matt, The Rational Optimist, How Prosperity Evolves, (New York, New York, HarperCollins 2010), p. 15.

2  Bernstein, William J., The Birth of Plenty, How the Prosperity of the Modern World was Created, (New York, New York, McGraw-Hill 2004), p. 10.

3  Ibid, p. 3.

4  Ibid, p. 12, 23.

5  Ibid, p. 15-17.

6  Ibid, p. 123.

7  Rev. Jesse Jackson quoted in an article that appeared in Ebony magazine, August 1967, titled "Apostles of Economics," p. 84.

8  Bernstein, William J., op. cit, p. 293.

9  Ridley, Matt, op. cit, p. 321.

10  Ibid, p. 117.

11  Ibid, p. 350.

12  Ibid, p. 272.

13  Ibid, p. 78.

14  Ibid, p. 180.

15  Ibid, p. 182.

16  Ibid, p. 320-326.

17  Ibid, p. 237.

18  Ibid, p. 238.

19  Ibid, p. 144, 175.

20  Carbon intensity is defined as the amount of CO2 produced divided by worldwide GDP.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See "Compare With Other Funds" for details on using the hypothetical data.

July 1, 2010 - December 31, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,298.90	1,019.71	6.32	5.55	1.09
Class B	1,000.00	1,000.00	1,295.50	1,017.09	9.32	8.19	1.61
Class C	1,000.00	1,000.00	1,294.00	1,015.93	10.64	9.35	1.84
Class I**	1,000.00	1,000.00	1,159.40	1,021.63	2.00	3.62	0.71
Columbia Acorn International
Class A	1,000.00	1,000.00	1,281.20	1,018.15	8.05	7.12	1.40
Class B	1,000.00	1,000.00	1,277.90	1,015.58	10.97	9.70	1.91
Class C	1,000.00	1,000.00	1,276.50	1,014.52	12.16	10.76	2.12
Class I**	1,000.00	1,000.00	1,095.00	1,020.47	2.56	4.79	0.94
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,311.40	1,018.55	7.69	6.72	1.32
Class B	1,000.00	1,000.00	1,308.10	1,015.78	10.88	9.50	1.87
Class C	1,000.00	1,000.00	1,306.10	1,014.72	12.09	10.56	2.08
Class I**	1,000.00	1,000.00	1,178.20	1,020.47	2.66	4.79	0.94
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,263.40	1,017.09	9.19	8.19	1.61
Class B	1,000.00	1,000.00	1,258.60	1,014.12	12.52	11.17	2.20
Class C	1,000.00	1,000.00	1,258.50	1,013.21	13.55	12.08	2.38
Class I**	1,000.00	1,000.00	1,085.00	1,019.46	3.09	5.80	1.14

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Select
Class A	1,000.00	1,000.00	1,288.20	1,018.65	7.50	6.61	1.30
Class B	1,000.00	1,000.00	1,284.40	1,015.63	10.94	9.65	1.90
Class C	1,000.00	1,000.00	1,283.20	1,014.77	11.91	10.51	2.07
Class I**	1,000.00	1,000.00	1,161.70	1,020.62	2.56	4.63	0.91
Columbia Thermostat Fund***
Class A	1,000.00	1,000.00	1,197.30	1,022.68	2.77	2.55	0.50
Class B	1,000.00	1,000.00	1,192.50	1,020.16	5.53	5.09	1.00
Class C	1,000.00	1,000.00	1,191.70	1,018.90	6.91	6.36	1.25

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

*Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

**Class I shares were initially offered by the Funds on September 27, 2010.

***Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests. Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

lululemon athletica	1.5%
FMC Technologies	1.5%
Ametek	1.5%
Donaldson	1.4%
Fugro	1.2%
Pacific Rubiales Energy	0.9%
Abercrombie & Fitch	0.9%
Coach	0.6%
Silver Wheaton	0.5%
Southwestern Energy	0.4%
Talbots	0.2%

Columbia Acorn Fund rose 25.61% (Class A shares, without sales charge) in 2010, building on its 39.26% gain achieved in 2009. We are happy to say that at year end 2010, the Fund, adjusted for distributions, was within 0.9% of its all-time high, which was achieved in October 2007, prior to the Great Recession. As shown on Page 3, Columbia Acorn Fund's gains for 2010 were a bit below its primary benchmark, the Russell 2500 Index, in line with peer funds as represented by Lipper, and well above the large-cap S&P 500 Index. During the fourth quarter of 2010, the Fund rose 14.48%, approximately matching its benchmark and again beating the S&P 500.

Active apparel company lululemon athletica was up 125% during the year and 53% in the quarter and was the Fund's top dollar winner in both periods. Handbag designer and retailer Coach also did well, rising 53% for the year and 29% for the quarter. Both companies had excellent product offerings and fine earnings growth.

Other retail stocks held in the Fund had mixed results. Teen apparel retailer Abercrombie & Fitch jumped 68% in the year and 47% in the quarter, as it became more price-competitive and gained market share. Women's specialty apparel retailer Charming Shoppes and branded multi-channel retailer J Crew Group had disappointing results for the year, sinking 45% and 30% respectively, while Talbots, a women's retailer, was the biggest dollar loser in the quarter, dropping 35%. We sold the Fund's positions in Charming Shoppes and J Crew. We weighted consumer stocks correctly, as lululemon's dollar gains were five-times that of the largest consumer stock loser in the Fund and Abercrombie & Fitch's gains were more than twice that of the biggest loser.

Industrial stocks provided fine upside. Aerospace and industrial instrument maker Ametek measured a 55% gain during the year and 23% in the quarter, ranking in the Fund's top five dollar contributors for both periods. Filter maker Donaldson rose 39% in the year and 24% in the quarter. Both companies reported excellent earnings gains. Industrial stocks made up 18.5% of the Fund at year end.

Oil production and service stocks did very well. Oil and gas wellhead manufacturer FMC Technologies was the Fund's second largest dollar winner during the year, rising 54%, and Colombian oil producer Pacific Rubiales Energy nailed third place, gaining 130%. During the quarter, these stocks were up 30% and 21%, respectively. Holland-based sub-sea oilfield services provider Fugro jumped 48% in the year and 25% in the quarter. Natural gas related stocks, in contrast, fizzled. Oil and gas producer Southwestern Energy was off 22% during the year and was the Fund's largest dollar loser, surrendering less than one-third of FMC's gains. Believing that oil prices are likely to stay high relative to natural gas prices, we shifted some investments accordingly.

The portion of Columbia Acorn Fund's portfolio invested in foreign stocks was up 41.24% in the year and accounted for 12.6% of Fund assets at year end.* In addition to the strong international energy names mentioned above, Canada's Silver Wheaton, a company that invests in mines in exchange for favorable purchases of silver by-product, glistened with a 160% gain in the year and a 46% gain in the quarter.

Small- and mid-cap stocks outperformed larger caps in both 2009 and 2010 and are currently valued somewhat higher than large caps. Takeovers of small- and mid-cap companies are accelerating, and we believe that large companies and private capital groups have buying power and increasing confidence in the economy. Columbia Acorn Fund had 13 stocks subject to new or increased takeover offers during the year, mostly in the fourth quarter. Small- and mid-cap earnings growth was greater than large-cap earnings growth in 2010. We believe that, should takeovers and faster earnings growth continue, small- and mid-cap stocks could continue to outperform large caps.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund

At a Glance (Class A Shares - LACAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2010

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	25.61 18.39%	5.61 4.36%	8.98 8.34%
Returns after taxes on distributions	NAV POP	25.06 17.87	4.95 3.71	8.44 7.80
Returns after taxes on distributions and sale of fund shares	NAV POP	17.35 12.62	4.78 3.70	7.89 7.30
Russell 2500 Index (pretax)*		26.71	4.86	6.98

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	Crown Castle International Communications Towers	1.5%
2.	lululemon athletica Premium Active Apparel Retailer	1.5%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.5%
4.	Ametek Aerospace/Industrial Instruments	1.5%
5.	Donaldson Industrial Air Filtration	1.4%
6.	Mettler Toledo Laboratory Equipment	1.3%
7.	Informatica Enterprise Data Integration Software	1.3%
8.	Fugro (Netherlands) Sub-sea Oilfield Services	1.2%
9.	Amphenol Electronic Connectors	1.1%
10.	Expeditors International of Washington International Freight Forwarder	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through December 31, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2500 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $18.1 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

Zhaojin Mining Industry	1.1%
Mr. Price	0.8%
Shandong Weigao	0.6%
Shriram Transport Finance	0.5%
Intralot	0.4%
CIR	0.3%

Columbia Acorn International finished the year up 22.23% (Class A shares, without sales charge), underperforming the 24.36% return of the S&P Global Ex-U.S. Between $500M and $5B Index, the Fund's primary benchmark. The Fund's 2010 fourth quarter return was 8.46%, versus a benchmark return of 10.58%. Smaller international stocks continued to outperform their larger-cap counterparts for the second consecutive year, and for four out of the last five years. The large-cap MSCI EAFE Index returned 7.75% in the year.

Emerging market demand continues to explain much of the ongoing rebound from 2008 in corporate earnings and stock returns around the world. While the U.S. grapples with rising budget deficits and Europeans ponder the possibility of default among one or more euro zone members, formerly troubled economies such as Thailand and Brazil now enjoy strong economic growth and corporate earnings and comparatively good public balance sheets. Indeed, as reported in the Financial Times, the World Bank calculates that domestic demand in developing economies contributed fully 46% of global growth in 2010.*

We believe this represents a significant opportunity for investors, although a highly differentiated one, as valuation and other intervening variables often stand between GDP growth and stock returns. While China, for example, continued to post high growth in 2010, its stock market (as measured by the Hang Seng China Enterprises Index) rose less than 2%. Emerging market stocks represented, in the course of the year, almost one quarter of Columbia Acorn International's assets. However, emerging market demand for goods and services provided by companies domiciled elsewhere remains a core component of the Fund's strategy, so implicit emerging market exposure is higher. With these companies we seek to access growth at either a more reasonable price or with less risk.

Unsurprisingly, emerging market stocks were among the largest contributors to positive returns in 2010. South African apparel, household and sporting goods retailer Mr. Price rose over 100% as improved merchandising and working capital levels bolstered the company's already strong fundamentals. Zhaojin Mining Industry, a Chinese gold miner, posted a similar return on the back of rising gold prices, value-accretive acquisitions, exploration on current properties, and rising production. Also in China, Shandong Weigao, a manufacturer of vertically integrated hospital consumables, rose over 70% on strong demand for medical consumables and improving results from its joint venture with Medtronic. In India, Shriram Transport Finance also increased over 70% on high growth and low defaults in its core used truck finance business.

Disappointments in 2010 included Greek lottery company Intralot, which declined nearly 40% on adverse tax developments in Bulgaria and Greece and start-up costs in the United States and Italy. A weak currency in Bulgaria further impacted earnings. Japanese retailer Point fell 30% on weak same-store sales and heavy upfront investments. We no longer hold this name in the Fund. Italian holding company CIR fell 29% as gas prices squeezed its electricity generation business.

It is notable that the U.S. dollar has fallen over 30% versus the yen, 28% versus the Swiss franc, and over 55% versus gold over the last five years. As managers, we take an agnostic view on currency, notwithstanding volatile movements and long-term uncertainties about the creditworthiness of certain countries. Instead, we consider carefully how currency movements might impact competitiveness and profitability within individual companies. And we seek to hedge out some of the risk relative to our benchmark caused by overweighting or underweighting countries or regions. Particularly in the present context of "quantitative easing" (printing money) and competitive devaluation, however, we take comfort as managers and investors in the Fund, knowing that equities confer claims on real businesses. Among the attractions of an internationally diversified equity portfolio is the possibility it offers of retaining purchasing power through economic cycles and bouts of monetary experimentation. We believe it may prove to be an important component of a capital preservation strategy.

*Beattie, Alan, "World Bank backs efforts to counter rapid inflows, "Financial Times, January 13, 2011, p. 4.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International

At a Glance (Class A Shares - LAIAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2010

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	22.23 15.21%	9.22 7.94%	8.88 8.24%
Returns after taxes on distributions	NAV POP	22.05 15.03	8.55 7.27	8.45 7.81
Returns after taxes on distributions and sale of fund shares	NAV POP	15.00 10.40	8.00 6.86	7.87 7.28
S&P Global Ex-US Between $500M and $5B Index (pretax)*		24.36	8.19	11.75

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.6%
2.	Hexagon (Sweden) Measurement Equipment & Software	1.5%
3.	Olam International (Singapore) Agriculture Supply Chain Manager	1.4%
4.	Localiza Rent A Car (Brazil) Car Rental	1.2%
5.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2%
6.	Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	1.2%
7.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.1%
8.	Fugro (Netherlands) Sub-sea Oilfield Services	1.0%
9.	NHN (South Korea) South Korea's Largest Online Search Engine	1.0%
10.	Advance Residence Investment (Japan) Residential REIT	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through December 31, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Global Ex-U.S. Between $500M and $5B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $6.1 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

FMC Technologies	2.6%
Informatica	2.6%
Ametek	2.2%
Nordson	2.0%
tw telecom	1.6%
lululemon athletica	1.6%
Atmel	1.4%
Abercrombie & Fitch	1.4%
Finisar	1.3%
ITT Educational Services	0.6%
Global Payments	0.5%
Monolithic Power Systems	0.3%
Talbots	0.2%
Equinix	0.2%

*The Lehman Brothers bankruptcy was announced on Monday, September 15, 2008. On Friday, September 12, 2008, Columbia Acorn USA's net asset value (NAV) was $23.45 (Class A shares). On December 31, 2010, the Fund's NAV was $27.54. In 2008, the Fund's peak NAV was $27.44. As of December 31, 2010, the Fund was just 3.24% below its dividend-adjusted, all-time high, which it reached on June 4, 2007.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA ended the fourth quarter of 2010 up 16.35% (Class A shares, without sales charge), which compares to a 16.25% gain for its primary benchmark, the Russell 2000 Index. Small-cap stocks were very strong in 2010. For the annual period, the Fund was up 22.78% while its benchmark gained 26.85%. The Fund's relative annual return was hurt by poor performance of some of the Fund's positions in women's apparel stocks and small-cap semiconductor names, as well as the Fund's overweight position in the lagging telecom sector.

Several stocks in the retail, technology and industrial sectors were among the Fund's winners for the quarter and the year. lululemon athletica, a retailer of premium activewear, enjoyed blistering sales growth of 56% over the prior year, driving the Fund's investment up 53% in the fourth quarter and more than 125% for the year. Teen apparel retailer Abercrombie & Fitch grew same-store sales by 15% in December, outpacing competitors, most of whom posted negative year-over-year sales for this important retail month. The stock was up 47% in the fourth quarter and had an annual gain of 70% in the Fund.

Technology winners included Atmel, a leader in touchscreen microcontrollers, radio frequency and memory semiconductors. Its business has benefited from surging sales of smart phones and tablet computers. Atmel gained 55% in the fourth quarter and was up 130% for the Fund during the year. Finisar provides optical sub-systems and components for communications networks. The Fund's investment rose 67% in the quarter and 169% for the year as the company benefited from a surge in demand for data transmission and storage. Informatica, a data integration software provider that helps companies manage their disparate data streams, has also enjoyed strong revenue growth and Fund gains in the stock were 15% in the quarter and 70% for the year.

Two niche industrial companies rounded out the list of top contributors. Ametek, a manufacturer of aerospace and industrial instruments, gained 23% in the fourth quarter and was up 55% for the Fund during the year. Nordson, a maker of dispensing systems for adhesives and coatings, was up 25% in the quarter and 52% for the year in Columbia Acorn USA. Both companies have benefited from strong revenue growth and productivity improvements through wise expense control.

Outside these winning sectors, FMC Technologies, the largest position in the Fund at the end of 2010, was the top contributor to performance in the fourth quarter and ranked second for the year. Order flow at this oil and gas wellhead manufacturer climbed dramatically, nearly reaching pre-recession peaks. The stock was up 30% for the quarter and 54% for the year.

Laggards for the quarter included fiber optic telephone and data services provider tw telecom. Its stock fell 8% on underwhelming sales growth. Women's specialty retailer Talbots fell 35% in the quarter on declining sales. Equinix, a provider of offsite data centers for larger companies, suffered from price cutting in its sector and difficulties in integrating a recent acquisition. The stock fell 21% in the fourth quarter.

For the annual period, ITT Educational Services, a provider of post-secondary degree education, suffered as new regulatory requirements dogged the for-profit education sector, leading to declines in new enrollment. The stock was down 33% in the Fund for the year. Credit card processor Global Payments fell 14% during the annual period as a pricing war in its Canadian credit and debit processing business drove down margins. Monolithic Power Systems, a manufacturer of high performance analog and mixed-signal integrated circuits, fell 31% for the year due to pricing pressure and management's reduction of company profit margin targets.

Here are some fun facts for long-term stock investors: at the end of 2010, the S&P 500 large-cap index was higher than it was that fateful day before Lehman Brothers went bankrupt in September 2008, and so was Acorn USA; the Russell 2000 small-cap index was trading higher than at any point during the entire year of 2008, and so was Acorn USA; and the S&P 400 mid-cap index ended 2010 a mere 2% below its all-time high! Acorn USA was 3% below its all-time high.* A stock market Rip Van Winkle waking up from his stress-free, two-year nap would find the market just as he left it. Turns out, buy and HOLD actually works quite well.

Columbia Acorn USA

At a Glance (Class A Shares - LAUAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2010

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	22.78 15.72%	3.18 1.97%	8.33 7.69%
Returns after taxes on distributions	NAV POP	22.78 15.72	2.82 1.61	8.03 7.39
Returns after taxes on distributions and sale of fund shares	NAV POP	14.81 10.22	2.71 1.66	7.36 6.78
Russell 2000 Index (pretax)*		26.85	4.47	6.33

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.6%
2.	Informatica Enterprise Data Integration Software	2.6%
3.	Ametek Aerospace/Industrial Instruments	2.2%
4.	Nordson Dispensing Systems for Adhesives & Coatings	2.0%
5.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	1.8%
6.	Atwood Oceanics Offshore Drilling Contractor	1.7%
7.	tw telecom Fiber Optic Telephone/Data Services	1.6%
8.	Mettler Toledo Laboratory Equipment	1.6%
9.	lululemon athletica Premium Active Apparel Retailer	1.6%
10.	Gaylord Entertainment Convention Hotels	1.6%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through December 31, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2000 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.7 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

Serco	4.1%
Hexagon	4.0%
Pacific Rubiales Energy	3.9%
Naspers	3.5%
Fugro	3.2%
Pan American Silver	2.6%
Zhaojin Mining Industry	2.6%
United Drug	2.0%
Cobham	1.6%
Micro Focus	0.7%

Columbia Acorn International Select ended the fourth quarter of 2010 up 7.94% (Class A shares, without sales charge), underperforming its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index, which gained 9.75%. For the annual period, the Fund's 21.41% return topped the benchmark's 20.16% gain in what turned out to be a very strong year for the global equity markets.

Top contributors to Fund performance in the quarter and year included two names in the energy sector. Pacific Rubiales Energy, a Colombian oil exploration and development company, benefited from new oilfield discoveries. The stock was up 20% for the fourth quarter and 129% for the year in the Fund. In the Netherlands, sub-sea oilfield services provider Fugro had a 25% gain in the fourth quarter and ended the year up 48% as customers confirmed their commitment to deep water drilling and higher oil prices led to a recovery in oil industry exploration spending.

Two mining companies were among the top contributors. China's Zhaojin Mining Industry had another strong quarter, gaining 34% and ending the year up 113%. The company continued to benefit from strong production and exploration profiles and rising gold prices. In Canada, Pan American Silver, a silver miner, was up 36% for the quarter and 55% for the year. Silver prices rose 83% over the year and the company continued to move forward on two large exploration projects.

The Fund's investment in Swedish measurement equipment manufacturer Hexagon gained 15% in the quarter and ended the year up 70%. The company has been enjoying strong sales growth both in Europe and emerging markets. Naspers, a media company with assets in South Africa, China and other emerging markets, was up 20% for the quarter and 48% for the year. Results in the company's underlying businesses remained strong, driven by increasing levels of Internet usage throughout its emerging market Internet holdings.

Underperformers in the quarter included UK facilities management company Serco, down 11% on concerns the government austerity program in the United Kingdom would reduce its sales growth. Irish pharmaceutical wholesaler United Drug was off 15% in the quarter on Irish budgetary concerns and worries over the impact cuts could have on the domestic economy. Cobham, a UK manufacturer of aerospace components, was down 10% in the quarter and also ranked among the worst performers for the year, with an annual decline of 17%, as the uncertainty regarding U.S. and UK defense budget cuts delayed sales. Other laggards for the year included MegaStudy, a South Korean provider of online education services that fell 33% after the government moved to subsidize its publicly run competitors. We sold the Fund's position in MegaStudy in the second quarter of 2010. Micro Focus, a UK legacy software provider, had an annual loss of 26% on news of the departure of the company's CFO and a revenue growth downgrade.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select

At a Glance (Class A Shares - LAFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2010

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	21.41 14.43%	8.68 7.40%	6.28 5.66%
Returns after taxes on distributions	NAV POP	21.29 14.31	8.42 7.14	6.16 5.53
Returns after taxes on distributions and sale of fund shares	NAV POP	14.26 9.71	7.59 6.46	5.57 5.01
S&P Developed Ex-US Between $2B and $10B Index (pretax)*		20.16	4.95	8.22

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.1%
2.	Serco (United Kingdom) Facilities Management	4.1%
3.	Hexagon (Sweden) Measurement Equipment & Software	4.0%
4.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.9%
5.	NHN (South Korea) South Korea's Largest Online Search Engine	3.9%
6.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	3.8%
7.	Jiangsu Expressway (China) Chinese Toll Road Operator	3.7%
8.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	3.5%
9.	Fugro (Netherlands) Sub-sea Oilfield Services	3.2%
10.	UGL (Australia) Engineering & Facilities Management	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through December 31, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Developed Ex-U.S. Between $2B and $10B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $452.7 million

Columbia Acorn Select

In a Nutshell

Ben Andrews

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets,
as of 12/31/10

Pacific Rubiales Energy	6.8%
ITT Educational Services	2.8%
Canacol Energy	2.5%
ShaMaran Petroleum	2.2%
Canadian Solar	1.7%
Career Education	1.7%
Union Agriculture Group	0.9%
Kirkland Lake Gold	0.7%

Columbia Acorn Select gained 13.95% (Class A shares, without sales charge) in the fourth quarter of 2010. This exceeded the 13.50% rise in the Fund's primary benchmark, the S&P MidCap 400 Index. For the year, the Fund was up 22.49%, underperforming the 26.64% gain of its benchmark, as we were not able to completely offset the relative lag from earlier in the year. The Fund handily beat the large-cap S&P 500 Index's 10.76% fourth quarter gain and its 15.06% return for the full year.

Our investments in the oil industry helped the portfolio greatly, not so much because the price of oil went up 15% a barrel in 2010, but because the oil companies we owned were successful at finding oil, which was our thesis for making the investments. Over the past three years, we've focused on Colombia and the area known as Kurdistan in northern Iraq. Fund investments in Colombia have been a multi-year success for the portfolio, with Pacific Rubiales Energy, an oil exploration and development company, and Canacol Energy, an oil production company, together adding 8.80% to performance in 2010. The improved security provided by government forces has allowed small petroleum companies in Colombia to look more broadly for oil for the first time in more than 20 years. The fall of Saddam Hussein in Iraq allowed the Kurds to open up their semi-autonomous region within Iraq to outside investment. ShaMaran Petroleum, a company that cobbled together several exploration blocks in Kurdistan, found oil this year and its stock added 1.90% to our portfolio for the year.

On the downside, Fund investments in for-profit, post-secondary education companies ITT Educational Services and Career Education hurt returns. We've been investors in for-profit education stocks for a long time. We are believers in this industry as its student placement rates, and the career earnings of its graduates, have always been consistent and strong. We believe that many of these schools will continue to provide the same benefits for their students and make a solid profit, even if proposed "gainful employment standards" are implemented by the U.S. Department of Education. We did decrease the Fund's exposure to this sector upon realizing the negative impact that this proposed legislation could have. We intend to watch the for-profit education industry to see whether solid student and earnings growth return under the new standards and to evaluate the Fund's investments in the industry.

Canadian Solar, a solar cell and module manufacturer based in China, cost the portfolio 2.02% for the year. Solar panel pricing has been erratic as the industry is often in over supply or under supply due to its reliance on government subsidies. We invested in one of the low-cost producers of solar panels, believing that the industry is close to standing on its own two feet without big subsidies, which should fuel growth. While Canadian Solar is becoming one of the main players in the solar industry, the sector needs to improve for its stock to benefit.

During the fourth quarter of 2010, we sold out of seven companies and purchased eight new names. We made our first investments in the precious metals and farmland industries. We purchased Kirkland Lake Gold, a Canadian gold mining company that is expanding existing operations to increase production, and Union Agriculture Group, a farmland operator in Uruguay.

I'm relieved that the expiring income tax cuts were extended for another two years and I believe that the 2% cut in payroll taxes is another positive. My hope is that consumers continue to repair their balance sheets and the government starts to cut spending! Overall, I'm optimistic as a slow economic recovery is evident, but stock market valuations are not cheap, so caution is in order.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select

At a Glance (Class A Shares - LTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2010

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	22.49 15.45%	5.98 4.73%	8.44 7.80%
Returns after taxes on distributions	NAV POP	22.49 15.45	5.75 4.50	8.23 7.59
Returns after taxes on distributions and sale of fund shares	NAV POP	14.62 10.04	5.15 4.06	7.46 6.87
S&P MidCap 400 Index (pretax)*		26.64	5.74	7.16

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 12/31/10

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 12/31/10

1.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	6.8%
2.	Hertz Largest U.S. Rental Car Operator	5.5%
3.	Discover Financial Services Credit Card Company	4.2%
4.	Abercrombie & Fitch Teen Apparel Retailer	4.0%
5.	Safeway Supermarkets	3.7%
6.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.7%
7.	Sanmina-SCI Electronic Manufacturing Services	3.6%
8.	Ametek Aerospace/Industrial Instruments	3.2%
9.	Crown Castle International Communications Towers	3.0%
10.	ITT Educational Services Post-secondary Degree Services	2.8%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through December 31, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P MidCap 400 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $2.3 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund gained 7.40% (Class A shares, without sales charge) in the fourth quarter of 2010, compared to a 10.76% gain of its primary equity benchmark, the S&P 500 Index, and a 1.30% drop of the Fund's primary debt benchmark, the Barclays Capital U.S. Aggregate Bond Index. For the annual period, the Fund's 17.28% gain beat a 15.06% return for the large-cap S&P 500 and the 6.54% gain of the Barclays index.

Selling stock funds on the strength of the equity markets, we made three reallocations during the fourth quarter into bond funds. At the end of the period, the Fund had a 60% exposure to its underlying stock funds and 40% exposure to its underlying bond funds.

The Fund's equity positions had returns ranging from 14.57% (Columbia Acorn Fund) to 8.39% (Columbia Dividend Income Fund) in the quarter. Similarly, for the annual period, Columbia Acorn Fund's 26.00% gain was at the top while Columbia Dividend Income Fund's 13.02% was the lowest.

On the bond side, Columbia Conservative High Yield Fund posted the only gain among the underlying bond funds for the fourth quarter, up 2.14%. For the annual period, the weighted average income return was 8.28%, less than half that of the equity portion, which had a 19.18% weighted average annual gain.

Given its structure and investment objective, one would expect Columbia Thermostat Fund's returns to fall between its debt and equity benchmarks. That was not the case in 2010 as Fund performance topped both benchmarks. We attribute this to good selection of underlying funds and to the stock market trading in a range that was optimal for the Fund's rebalancing points during much of the year. As you may recall, we added to the Fund's international equity exposure earlier this year while reducing large-cap domestic equity weights. Our domestic mid-cap and international emphasis boosted the Fund's performance.

Results of the Funds Owned in Columbia Thermostat Fund as of December 31, 2010

Stock Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Acorn International	20%	8.57%	22.70%
Columbia Dividend Income Fund	20%	8.39%	13.02%
Columbia Acorn Fund	15%	14.57%	26.00%
Columbia Marsico Growth Fund	15%	13.93%	19.74%
Columbia Acorn Select	10%	14.05%	22.88%
Columbia Contrarian Core Fund	10%	13.56%	16.21%
Columbia Large Cap Enhanced Core Fund	10%	9.89%	13.32%
Weighted Average Equity Return	100%	11.42%	19.18%
Bond Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Intermediate Bond Fund	50%	-0.57%	7.91%
Columbia U.S. Treasury Index Fund	30%	-2.56%	5.67%
Columbia Conservative High Yield Fund	20%	2.14%	13.00%
Weighted Average Income Return/Loss	100%	-0.61%	8.28%

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 6, 2010	70% stocks, 30% bonds
November 5, 2010	65% stocks, 35% bonds
December 22, 2010	60% stocks, 40% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment adviser's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance (Class A Shares - CTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2010

Inception 3/3/03		1 year	5 years	Life of fund
Returns before taxes	NAV POP	17.28 10.54%	5.12 3.88%	7.87 7.06%
Returns after taxes on distributions	NAV POP	17.00 10.27	3.90 2.68	6.64 5.84
Returns after taxes on distributions and sale of fund shares	NAV POP	11.53 7.13	3.85 2.79	6.31 5.58
S&P 500 Index (pretax)*		15.06	2.29	7.38
Barclays Capital U.S. Aggregate Bond Index (pretax)*		6.54	5.80	4.89
Lipper Flexible Portfolio Funds Index (pretax)		12.91	4.75	8.22

All results shown assume reinvestment of distributions.

*The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 12/31/10

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/10

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Marsico Growth Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Contrarian Core Fund, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia U.S. Treasury Index Fund, Class I	30%
Columbia Conservative High Yield Fund, Class Z	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through December 31, 2010

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $131.3 million

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Information
AboveNet	1,100,000	1,200,000
Applied Micro Circuits	0	1,650,000
Ariba	0	500,000
Concur Technologies	1,035,000	1,480,000
IMAX (Canada)	0	800,000
Infinera	800,000	1,925,000
IPG Photonics	2,600,000	2,710,000
Ixia	681,003	1,470,000
Mail.ru - GDR (Russia)	0	464,305
Microsemi	2,085,000	2,345,000
Netgear	1,100,000	1,200,000
Plexus	1,677,807	1,790,000
Polycom	1,745,000	1,955,000
SPS Commerce	0	856,429
Trimble Navigation	1,545,000	1,935,000
Verisk Analytics	0	450,000
WMS Industries	790,000	1,050,000
Industrial Goods & Services
Albany International	1,000,000	1,100,000
Arcadis (Netherlands)	261,990	626,524
FMC Corp.	0	300,000
GrafTech International	1,980,000	2,340,000
Marel (Iceland)	0	10,000,000
Neopost (France)	205,000	280,000
Oshkosh	2,608,607	3,650,000
St. Joe	0	500,000
Ushio (Japan)	1,000,000	1,134,100
Consumer Goods & Services
Bravo Brio Restaurant Group	0	367,900
Career Education	2,600,000	2,800,000
Cheesecake Factory	330,000	450,000
Crocs	800,000	1,400,000
Deckers Outdoor	0	1,120,000
Diamond Foods	810,000	1,300,000
DSW	403,700	525,000
Guess?	0	1,550,000
Hanesbrands	250,000	700,000
Lance	0	240,000
Lifetime Fitness	1,960,000	2,190,000
Localiza Rent A Car (Brazil)	1,100,000	2,000,000
Melco Crown Entertainment - ADR (Hong Kong)	0	3,000,000
Phillips-Van Heusen	500,000	1,055,000
Shutterfly	1,531,492	1,700,000
Steven Madden	0	400,000
Tesla Motors	294,000	400,000
The Fresh Market	0	66,000
Warnaco Group	612,972	2,190,000

	Number of Shares
	09/30/10	12/31/10
Energy & Minerals
Alange Energy (Colombia)	12,100,000	17,100,000
Augusta Resource	0	800,000
Canadian Overseas Petroleum (United Kingdom)	0	2,520,000
Canadian Overseas Petroleum - Subscription Receipts (United Kingdom)	0	5,880,000
Duluth Metals (Canada)	2,800,000	3,154,000
Mongolian Mining (Hong Kong)	0	5,215,500
Oil States International	0	200,000
Petroamerica (Colombia)	13,000,000	30,275,000
STR Holdings	400,000	500,000
Swift Energy	0	275,000
Union Agriculture Group (Argentina)	0	6,818,182
Finance
Alliance Data Systems	0	140,000
Associated Banc-Corp	5,063,800	5,413,800
Brown & Brown	0	900,000
First Busey	1,614,507	3,299,507
Hanover Insurance Group	1,230,000	1,320,000
Tower Group	900,000	1,225,000
TriCo Bancshares	1,136,175	1,350,000
Whitney Holding	2,200,000	4,000,000
Health Care
Akorn	759,718	2,659,068
Alimera Sciences	0	361,450
Allos Therapeutics	5,981,889	7,035,000
BioMarin Pharmaceutical	3,205,000	3,920,421
Chelsea Therapeutics	2,649,300	3,449,900
Community Health Systems	0	1,300,000
Health Management Associates	0	2,650,000
Idenix Pharmaceuticals	2,800,000	3,340,255
InterMune	0	1,088,500
Isis Pharmaceuticals	2,350,000	4,500,000
Micromet	3,500,000	5,500,000
Nabi Biopharmaceuticals	0	1,383,454
Neogen	0	77,602
Onyx Pharmaceuticals	900,000	1,200,000
Pacific Biosciences of California	0	932,768
Patterson Companies	0	1,100,000
Seattle Genetics	4,114,900	4,180,918
Sirona Dental Systems	1,500,000	1,800,000
United Therapeutics	860,000	1,110,000
Other Industries
Associated Estates Realty	1,500,000	2,200,000
Dupont Fabros Technology	1,300,000	1,935,579

See accompanying notes to financial statements.

	Number of Shares
	09/30/10	12/31/10
Purchases (continued)
Other Industries—continued
Federal Realty Investment Trust	480,000	641,165
Mapletree Logistics Trust (Singapore)	40,000,000	43,201,999
Post Properties	0	367,240
Rush Enterprises, Class A	2,500,000	2,800,000
Rush Enterprises, Class B	500,000	550,000

	Number of Shares
	09/30/10	12/31/10
Sales
Information
Actuate	3,700,000	1,500,000
Akamai	440,000	0
Avid Technology	700,000	0
Cogent Communications	3,400,000	2,800,000
CommScope	1,045,000	0
Finisar	1,875,000	1,725,000
Hong Kong Exchanges and Clearing (Hong Kong)	1,790,000	750,000
iGate	5,000,000	2,913,065
Mediacom Communications	3,000,000	0
Singapore Exchange (Singapore)	8,000,000	5,000,000
SRA International	1,780,893	1,655,000
Industrial Goods & Services
Mine Safety Appliances	1,687,699	1,525,000
Republic Services	1,500,000	1,000,000
Ritchie Brothers Auctioneers	687,500	0
Serco (United Kingdom)	2,900,000	2,559,000
Watsco	250,000	100,000
Consumer Goods & Services
Charming Shoppes	5,717,981	0
Chico's FAS	4,762,000	2,562,000
Coldwater Creek	4,773,374	1,384,597
Dress Barn	1,175,000	0
Expedia	4,500,000	3,900,000
Express	1,345,000	0
Flowers Foods	819,000	0
G-III Apparel Group	260,260	0
J Crew Group	1,784,000	0
Jones Apparel Group	2,025,000	0
lululemon athletica	4,135,000	4,035,000
P.F. Chang's China Bistro	370,000	300,000
Penn National Gaming	1,750,000	1,590,000
Pier 1 Imports	5,700,000	5,600,000
Pinnacle Entertainment	4,050,000	3,400,000
Princeton Review	2,970,000	2,000,000
Rue21	517,696	0
Smart Balance	2,000,000	0
Talbots	4,900,000	4,150,000
True Religion Apparel	2,397,000	2,047,000
Urban Outfitters	2,009,700	1,180,000
Vail Resorts	1,450,000	1,250,000
Wet Seal	4,815,600	0
Energy & Minerals
Core Laboratories (Netherlands)	696,000	641,000
Horizon North Logistics (Canada)	2,953,900	2,890,900
Oceaneering International	275,000	0

See accompanying notes to financial statements.

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/10	12/31/10
Sales (continued)
Energy & Minerals—continued
Silver Wheaton (Canada)	2,450,000	2,250,000
Southwestern Energy	2,160,000	1,800,000
Finance
Aspen Insurance	1,000,000	390,919
Assurant	700,000	121,342
Delphi Financial Group	1,450,000	1,000,000
H&E Equipment Services	3,033,300	3,000,000
Housing Development Finance (India)	1,625,000	1,300,000
Markel	100,000	0
Health Care
Acorda Therapeutics	1,550,000	900,000
Alexion Pharmaceuticals	2,800,000	2,100,000
Amylin Pharmaceuticals	1,550,000	0
Cepheid	3,350,000	2,415,000
Human Genome Sciences	1,100,000	0
ICU Medical	850,000	42,278
Illumina	1,100,000	506,000
Nanosphere	1,500,000	1,480,056
Nektar Therapeutics	3,300,000	2,700,000
Owens & Minor	600,000	200,000
PSS World Medical	3,300,000	0
QIAGEN (Netherlands)	1,435,000	0
Vermillion	694,849	0
Other Industries
American Commercial Lines	602,000	0
JB Hunt Transport Services	1,980,000	1,850,000
Macerich	752,161	530,000
Terna (Italy)	5,833,000	3,333,000

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 97.2%
Information 26.9%
	> Business Software 6.2%
5,200,000	Informatica (a)(b)	$228,956
	Enterprise Data Integration Software
2,700,000	Micros Systems (a)	118,422
	Information Systems for Hotels, Restaurants & Retailers
2,100,000	ANSYS (a)	109,347
	Simulation Software for Engineers & Designers
1,480,000	Concur Technologies (a)	76,856
	Web Enabled Cost & Expense Management Software
1,100,000	Quality Systems (c)	76,802
	IT Systems for Medical Groups & Ambulatory Care Centers
12,500,000	Novell (a)	74,000
	Directory, Operating System & Identity Management Software
2,250,000	Blackbaud (b)	58,275
	Software & Services for Non-profits
9,000,000	Art Technology Group (a)(b)	53,820
	Software & Tools to Optimize Websites for E-Commerce
1,800,000	NetSuite (a)	45,000
	End to End IT Systems Solutions Delivered Over the Web
2,025,000	Kenexa (a)(b)	44,125
	Recruiting & Workforce Management Solutions
1,400,000	Constant Contact (a)(c)	43,386
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
2,000,000	Tyler Technologies (a)(b)	41,520
	Financial, Tax, Court & Document Management Systems for Local Governments
850,000	Red Hat (a)	38,803
	Maintenance & Support for Open Source & Middleware
700,000	Blackboard (a)(c)	28,910
	Education Software
920,000	Jack Henry & Associates	26,818
	Systems Financial Institutions
345,000	Advent Software (a)(c)	19,982
	Asset Management & Trading Systems
856,429	SPS Commerce (a)(b)	13,532
	Supply Chain Management Software Delivered via the Web
500,000	Ariba (a)	11,745
	Cost Management Software
1,500,000	Actuate (a)	8,550
	Information Delivery Software & Solutions
1,000,000	InContact (a)	3,300
	Call Center Systems Delivered via the Web & Telecommunications Services
		1,122,149

Number of Shares		Value (000)
	> Instrumentation 3.3%
1,600,000	Mettler Toledo (a)	$241,936
	Laboratory Equipment
5,915,000	Hexagon (Sweden) (c)	126,861
	Measurement Equipment & Software
2,710,000	IPG Photonics (a)(b)	85,690
	Fiber Lasers
1,935,000	Trimble Navigation (a)	77,265
	GPS-based Instruments
300,000	Dionex (a)	35,403
	Ion & Liquid Chromatography
600,000	FLIR Systems (a)	17,850
	Infrared Cameras
400,000	Hamamatsu Photonics (Japan)	14,612
	Optical Sensors for Medical & Industrial Applications
		599,617
	> Computer Hardware & Related Equipment 2.9%
3,750,000	Amphenol	197,925
	Electronic Connectors
2,225,000	II-VI (a)(b)	103,151
	Laser Optics & Specialty Materials
1,140,000	Dolby Laboratories (a)	76,038
	Audio Technology for Consumer Electronics
1,605,000	Zebra Technologies (a)	60,974
	Bar Code Printers
1,200,000	Netgear (a)	40,416
	Networking Products for Small Business & Home
800,000	Nice Systems - ADR (Israel) (a)	27,920
	Audio & Video Recording Solutions
605,000	Stratasys (a)(c)	19,747
	Rapid Prototyping Systems
		526,171
	> Mobile Communications 2.3%
6,300,000	Crown Castle International (a)	276,129
	Communications Towers
3,150,000	SBA Communications (a)	128,961
	Communications Towers
1,000,000	MetroPCS Communications (a)	12,630
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(c)	2,175
	Satellite Mobile Voice & Data Carrier
		419,895
	> Telecommunications Equipment 1.9%
1,045,000	F5 Networks (a)	136,017
	Internet Traffic Management Equipment
1,955,000	Polycom (a)	76,206
	Video Conferencing Equipment
1,725,000	Finisar (a)	51,215
	Optical Sub-systems & Components
1,260,000	Blue Coat Systems (a)	37,636
	WAN Acceleration & Network Security
1,470,000	Ixia (a)	24,667
	Telecom Network Test Equipment
1,925,000	Infinera (a)	19,885
	Optical Networking Equipment
		345,626

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 1.9%
7,470,000	Atmel (a)	$92,030
	Microcontrollers, Radio Frequency & Memory Semiconductors
2,345,000	Microsemi (a)	53,701
	Analog/Mixed-signal Semiconductors
3,440,000	ON Semiconductor (a)	33,987
	Mixed-signal & Power Management Semiconductors
4,500,000	Entegris (a)	33,615
	Semiconductor Materials Management Products
1,035,000	Supertex (a)(b)	25,026
	Analog/Mixed-signal Semiconductors
500,000	Littelfuse	23,530
	Little Fuses
1,900,000	IXYS (a)(b)	22,078
	Power Semiconductors
1,765,000	Pericom Semiconductor (a)(b)	19,380
	Interface Integrated Circuits (ICs) & Frequency Control Products
1,650,000	Applied Micro Circuits (a)	17,622
	Communications Semiconductors
800,000	Monolithic Power Systems (a)	13,216
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
		334,185
	> Telephone and Data Services 1.8%
9,500,000	tw telecom (a)(b)	161,975
	Fiber Optic Telephone/Data Services
1,200,000	AboveNet	70,152
	Metropolitan Fiber Communications Services
2,800,000	Cogent Communications (a)(b)	39,592
	Internet Data Pipelines
9,600,000	PAETEC Holding (a)(b)	35,904
	Telephone/Data Services for Business
2,000,000	General Communications (a)	25,320
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
		332,943
	> Gaming Equipment & Services 1.1%
3,725,000	Bally Technologies (a)(b)	157,158
	Slot Machines & Software
1,050,000	WMS Industries (a)	47,502
	Slot Machine Provider
		204,660
	> Computer Services 1.1%
2,913,065	iGate (b)	57,416
	IT & BPO (Business Process Outsourcing) Services
1,655,000	SRA International (a)	33,845
	Government IT Services
2,000,000	Virtusa (a)(b)	32,720
	Offshore IT Outsourcing
1,560,000	Acxiom (a)	26,754
	Database Marketing Services
1,045,000	ExlService Holdings (a)	22,447
	BPO (Business Process Outsourcing)

Number of Shares		Value (000)
4,500,000	Hackett Group (a)(b)	$15,795
	IT Integration & Best Practice Research
1,000,000	WNS - ADR (India) (a)	11,570
	Offshore BPO (Business Process Outsourcing) Services
		200,547
	> CATV 1.0%
3,000,000	Discovery Communications, Series C (a)	110,070
	Cable TV Programming
1,250,000	Liberty Global, Series A (a)(c)	44,225
	Cable TV Franchises Outside the USA
17,770	Jupiter Telecommunications (Japan)	18,691
	Largest Cable Service Provider in Japan
		172,986
	> Financial Processors 0.9%
2,429,000	Global Payments	112,244
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	32,805
	Singapore Equity & Derivatives Market Operator
750,000	Hong Kong Exchanges and Clearing (Hong Kong)	17,011
	Hong Kong Equity & Derivatives Market Operator
		162,060
	> Internet Related 0.6%
188,000	NHN (South Korea) (a)	37,514
	South Korea's Largest Online Search Engine
435,000	Equinix (a)	35,348
	Network Neutral Data Centers
464,305	Mail.ru - GDR (Russia) (a)(d)	16,715
	Internet Social Networking & Games for Russian Speakers
1,000,000	Terremark Worldwide (a)	12,950
	Data Center Colocation & IT Managed Services Provider
1,000,000	TheStreet.com	2,670
	Financial Information Websites
		105,197
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	103,219
	Electronic Components Distribution
		103,219
	> Contract Manufacturing 0.5%
1,790,000	Plexus (a)	55,383
	Electronic Manufacturing Services
2,800,000	Sanmina-SCI (a)	32,144
	Electronic Manufacturing Services
		87,527
	> Business Information & Marketing Services 0.4%
900,000	FTI Consulting (a)	33,552
	Financial Consulting Firm
3,100,000	Navigant Consulting (a)(b)	28,520
	Financial Consulting Firm
450,000	Verisk Analytics (a)	15,336
	Risk & Decision Analytics
		77,408

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Entertainment Programming 0.1%
800,000	IMAX (Canada) (a)	$22,440
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		22,440
	> Consumer Software 0.1%
3,567,000	THQ (a)(b)	21,616
	Entertainment Software
		21,616
	> Radio 0.1%
1,541,000	Salem Communications (b)	4,885
	Radio Stations for Religious Programming
164,991	Saga Communications (a)	4,343
	Radio Stations in Small & Mid-sized Cities
2,400,000	Spanish Broadcasting System (a)(b)	1,699
	Spanish Language Radio Stations
		10,927
	> TV Broadcasting 0.1%
2,500,000	Entravision Communications (a)	6,425
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	3,272
	Mid-market Affiliated TV Stations
		9,697
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)(c)	6,960
	Advertising on Digital Screens in China's Mass Transit System
		6,960
Information: Total		4,865,830
Industrial Goods & Services 18.5%
	> Machinery 9.6%
6,750,000	Ametek	264,937
	Aerospace/Industrial Instruments
4,200,000	Donaldson (b)	244,776
	Industrial Air Filtration
1,500,000	Nordson	137,820
	Dispensing Systems for Adhesives & Coatings
3,650,000	Oshkosh (a)	128,626
	Specialty Truck Manufacturer
3,100,000	Pentair	113,181
	Pumps & Water Treatment
2,565,000	Clarcor (b)	110,013
	Mobile & Industrial Filters
2,375,000	Kennametal	93,718
	Consumable Cutting Tools
1,800,000	Pall	89,244
	Filtration & Fluids Clarification
2,200,000	ESCO Technologies (b)	83,248
	Automatic Electric Meter Readers
1,820,000	MOOG (a)	72,436
	Motion Control Products for Aerospace, Defense & Industrial Markets
1,150,000	WABCO Holdings (a)	70,070
	Truck & Bus Component Supplier

Number of Shares		Value (000)
1,700,000	HEICO	$63,444
	FAA Approved Aircraft Replacement Parts
1,300,000	Kaydon	52,936
	Specialized Friction & Motion Control Products
805,000	Toro	49,620
	Turf Maintenance Equipment
1,525,000	Mine Safety Appliances	47,473
	Safety Equipment
600,000	Wabtec	31,734
	Freight & Transit Component Supplier
1,600,000	Generac (a)	25,872
	Stand-by Power Generators
280,000	Neopost (France)	24,395
	Postage Meter Machines
3,500,000	Jain Irrigation Systems (India)	16,484
	Agricultural Micro-irrigation Systems & Food Processing
10,000,000	Marel (Iceland) (a)	8,713
	Largest Manufacturer of Poultry & Fish Processing Equipment
1,250,000	Spartan Motors	7,613
	Specialty Truck & Chassis Manufacturer
		1,736,353
	> Industrial Materials & Specialty Chemicals 2.7%
1,750,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	102,235
	Producer of Specialty Fertilizers, Lithium & Iodine
1,530,000	Albemarle	85,343
	Refinery Catalysts & Other Specialty Chemicals
1,800,000	Nalco Holding Company	57,492
	Provider of Water Treatment & Process Chemicals & Services
340,000	Novozymes (Denmark)	47,377
	Industrial Enzymes
753,000	Mersen (France)	34,514
	Advanced Industrial Materials
1,260,000	Drew Industries (b)	28,627
	RV & Manufactured Home Components
1,100,000	Albany International	26,059
	Paper Machine Clothing & Advanced Textiles
300,000	FMC Corp.	23,967
	Niche Specialty Chemicals
350,000	Greif	21,665
	Industrial Packaging
2,200,000	Kansai Paint (Japan)	21,286
	Paint Producer in Japan, India, China & Southeast Asia
9,000	Sika (Switzerland)	19,752
	Chemicals for Construction & Industrial Applications
400,000	Silgan Holdings	14,324
	Metal & Plastic Packaging
		482,641

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Other Industrial Services 2.1%
3,200,000	Expeditors International of Washington	$174,720
	International Freight Forwarder
1,850,000	Imtech (Netherlands)	70,184
	Electromechanical & Information & Communications Technologies Installation & Maintenance
1,300,000	Forward Air	36,894
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	31,504
	Portable Storage Units Leasing
1,000,000	UTI Worldwide	21,200
	Freight Forwarding & Logistics
1,050,000	TrueBlue (a)	18,890
	Temporary Manual Labor
626,524	Arcadis (Netherlands)	14,580
	Engineering Consultants
900,000	American Reprographics (a)	6,831
	Document Management & Logistics
		374,803
	> Industrial Distribution 1.0%
900,000	WW Grainger	124,299
	Industrial Distribution
2,600,000	Interline Brands (a)(b)	59,202
	Industrial Distribution
100,000	Watsco	6,308
	HVAC Distribution
		189,809
	> Electrical Components 0.8%
1,440,000	Acuity Brands	83,045
	Commercial Lighting Fixtures
1,134,100	Ushio (Japan)	21,604
	Industrial Light Sources
600,000	Ibiden (Japan)	18,907
	Electronic Parts & Ceramics
351,000	Saft (France)	12,922
	Niche Battery Manufacturer
		136,478
	> Construction 0.6%
66,000	NVR (a)	45,607
	D.C. Homebuilder
1,800,000	Mills Estruturas e Serviços de Engenharia (Brazil)	22,337
	Civil Engineering & Construction
700,000	Simpson Manufacturing	21,637
	Wall Joint Maker
700,000	Lumber Liquidators (a)(c)	17,437
	Hardwood Flooring Retailer
500,000	St. Joe (a)(c)	10,925
	Florida Panhandle Landowner
		117,943
	> Outsourcing Services 0.6%
1,950,000	Quanta Services (a)	38,844
	Electrical & Telecom Construction Services
1,210,000	Administaff	35,453
	Professional Employer Organization
2,559,000	Serco (United Kingdom)	22,163
	Facilities Management

Number of Shares		Value (000)
600,000	GP Strategies (a)	$6,144
	Training Programs
		102,604
	> Waste Management 0.5%
1,672,500	Waste Connections	46,044
	Solid Waste Management
1,000,000	Republic Services	29,860
	Solid Waste Management
280,000	Clean Harbors (a)	23,542
	Hazardous Waste Services & Disposal
		99,446
	> Conglomerates 0.3%
2,225,287	Aalberts Industries (Netherlands)	46,909
	Flow Control & Heat Treatment
		46,909
	> Steel 0.3%
2,340,000	GrafTech International (a)	46,426
	Industrial Graphite Materials Producer
		46,426
	> Water —%
1,750,000	Mueller Water Products	7,298
	Fire Hydrants, Valves & Ductile Iron Pipes
		7,298
Industrial Goods & Services: Total		3,340,710
Consumer Goods & Services 16.8%
	> Retail 4.2%
4,035,000	lululemon athletica (a)(b)(c)	276,075
	Premium Active Apparel Retailer
2,835,000	Abercrombie & Fitch	163,381
	Teen Apparel Retailer
1,700,000	Shutterfly (a)(b)	59,551
	Internet Photo-centric Retailer
5,600,000	Pier 1 Imports (a)	58,800
	Home Furnishing Retailer
5,225,000	Saks (a)(c)	55,907
	Luxury Department Store Retailer
1,180,000	Urban Outfitters (a)	42,256
	Apparel & Home Specialty Retailer
4,150,000	Talbots (a)(b)	35,358
	Women's Specialty Retailer
2,562,000	Chico's FAS	30,821
	Women's Specialty Retailer
525,000	DSW (a)	20,527
	Branded Footwear Retailer
1,371,366	Gaiam (b)	10,560
	Healthy Living Catalogs & E-Commerce
1,384,597	Coldwater Creek (a)	4,389
	Women's Apparel Retailer
66,000	The Fresh Market (a)	2,719
	Specialty Food Retailer
		760,344
	> Apparel 3.2%
2,190,000	Warnaco Group (a)	120,603
	Global Branded Apparel Manufacturer

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Apparel—continued
2,100,000	Coach	$116,151
	Designer & Retailer of Branded Leather Accessories
1,120,000	Deckers Outdoor (a)	89,309
	Fashion Footwear Wholesaler
1,550,000	Guess?	73,346
	Branded Apparel, Accessories & Licensor
1,055,000	Phillips-Van Heusen	66,476
	Apparel Wholesaler & Retailer
2,047,000	True Religion Apparel (a)(b)	45,566
	Premium Denim
1,400,000	Crocs (a)	23,968
	Branded Footwear Wholesaler & Retailer
700,000	Hanesbrands (a)	17,780
	Apparel Wholesaler
400,000	Steven Madden (a)	16,688
	Wholesaler/Retailer of Fashion Footwear
		569,887
	> Travel 2.7%
3,850,000	Gaylord Entertainment (a)(b)	138,369
	Convention Hotels
3,900,000	Expedia	97,851
	Online Travel Services Company
4,600,000	Avis Budget Group (a)	71,576
	Second Largest Car Rental Company
1,250,000	Vail Resorts (a)	65,050
	Ski Resort Operator & Developer
3,000,000	Hertz (a)	43,470
	Largest U.S. Rental Car Operator
970,000	Choice Hotels	37,122
	Franchisor of Budget Hotel Brands
2,000,000	Localiza Rent A Car (Brazil)	32,417
	Car Rental
		485,855
	> Food & Beverage 1.6%
2,200,000	Hansen Natural (a)	115,016
	Alternative Beverages
37,000,000	Olam International (Singapore)	90,529
	Agriculture Supply Chain Manager
1,300,000	Diamond Foods (b)(c)	69,134
	Culinary Ingredients & Snack Foods
1,200,000	GLG Life Tech (Canada) (a)	12,888
	Produce an All-natural Sweetener Extracted from the Stevia Plant
240,000	Lance	5,625
	Snack Foods
22,800	Sodastream (a)	720
	Home Beverage Carbonation System
		293,912
	> Educational Services 1.0%
1,080,000	ITT Educational Services (a)(c)	68,785
	Post-secondary Degree Services
2,800,000	Career Education (a)	58,044
	Post-secondary Education
1,700,000	Universal Technical Institute (b)	37,434
	Vocational Training

Number of Shares		Value (000)
200,000	New Oriental Education & Technology - ADR (China) (a)	$21,046
	China's Largest Private Education Service Provider
2,000,000	Princeton Review (a)	2,360
	College Preparation Courses
2,000,000	Voyager Learning, Contingent Value Rights (a)(d)	262
	Education Services for the K-12 Market
		187,931
	> Furniture & Textiles 0.8%
2,800,000	Herman Miller	70,840
	Office Furniture
4,000,000	Knoll (b)	66,920
	Office Furniture
1,000,000	Interface	15,650
	Modular & Broadloom Carpet
		153,410
	> Other Consumer Services 0.7%
2,190,000	Lifetime Fitness (a)(b)	89,768
	Sport & Fitness Club Operator
14,000,000	Lifestyle International (Hong Kong)	34,402
	Mid- to High-end Department Store Operator in Hong Kong & China
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	6,625
	Provides Real Estate Services in China
		130,795
	> Casinos & Gaming 0.7%
1,590,000	Penn National Gaming (a)	55,888
	Regional Casino Operator
3,400,000	Pinnacle Entertainment (a)(b)	47,668
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)(c)	19,080
	Macau Casino Operator
		122,636
	> Nondurables 0.5%
1,600,000	Helen of Troy (a)(b)	47,584
	Hair Dryers & Curling Irons
550,000	Energizer Holdings (a)	40,095
	Household & Personal Care Products
		87,679
	> Other Durable Goods 0.4%
1,720,000	Jarden	53,097
	Branded Household Products
400,000	Tesla Motors (a)(c)	10,652
	Design, Manufacture & Sell High Performance Electric Vehicles
180,000	Cavco Industries (a)	8,404
	Manufactured Homes
		72,153
	> Restaurants 0.4%
2,000,000	AFC Enterprises (a)(b)	27,800
	Popeye's Restaurants
300,000	P.F. Chang's China Bistro (c)	14,538
	Mandarin Style Restaurants

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Restaurants—continued
450,000	Cheesecake Factory (a)	$13,797
	Casual Dining Restaurants
367,900	Bravo Brio Restaurant Group (a)	7,053
	Upscale Casual Italian Restaurants
		63,188
	> Consumer Goods Distribution 0.3%
2,100,000	Pool	47,334
	Distributor of Swimming Pool Supplies & Equipment
		47,334
	> Leisure Products 0.2%
1,190,000	Thor Industries	40,412
	RV & Bus Manufacturer
		40,412
	> Other Entertainment 0.1%
370,000	CTS Eventim (Germany)	22,848
	Event Ticket Sales
		22,848
Consumer Goods & Services: Total		3,038,384
Energy & Minerals 10.8%
	> Oil Services 4.2%
3,100,000	FMC Technologies (a)	275,621
	Oil & Gas Wellhead Manufacturer
2,570,626	Fugro (Netherlands)	211,260
	Sub-sea Oilfield Services
3,200,000	Atwood Oceanics (a)	119,584
	Offshore Drilling Contractor
1,670,000	ShawCor (Canada)	55,611
	Oil & Gas Pipeline Products
1,750,000	Tesco (a)	27,790
	Developing New Well Drilling Technologies
375,000	Bristow (a)	17,756
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
10,719,200	Tuscany International Drilling (Colombia) (a)(b)(d)	14,791
2,600,000	Tuscany International Drilling - Warrants (Colombia) (a)(b)(d)	333
	South America-based Drilling Rig Contractor
200,000	Oil States International (a)	12,818
	Diversified North American Oil Service Provider
375,000	Gulfmark Offshore (a)	11,400
	Operator of Offshore Supply Vessels
500,000	Black Diamond Group (Canada)	10,817
	Provides Accommodations/Equipment for Oil Sands Exploitation
2,890,900	Horizon North Logistics (Canada) (a)	8,635
	Provides Diversified Oil Service Offering in Northern Canada
		766,416
	> Oil & Gas Producers 4.2%
4,910,550	Pacific Rubiales Energy (Colombia)	166,681
	Oil Production & Exploration in Colombia
1,800,000	Southwestern Energy (a)	67,374
	Oil & Gas Producer

Number of Shares		Value (000)
2,700,000	Denbury Resources (a)	$51,543
	Oil Producer Using Co2 Injection
2,400,000	Tullow Oil (United Kingdom)	47,185
	Oil & Gas Producer
910,000	Ultra Petroleum (a)	43,471
	Oil & Gas Producer
715,000	SM Energy	42,135
	Oil & Gas Producer
695,000	Range Resources	31,261
	Oil & Gas Producer
650,000	Baytex (Canada)	30,470
	Oil & Gas Producer in Canada
22,000,000	ShaMaran Petroleum (Iraq) (a)	30,091
	Oil Exploration in Kurdistan
779,000	Rosetta Resources (a)	29,322
	Oil & Gas Producer Exploring in South Texas & Montana
24,000,000	Petrodorado (Colombia) (a)(b)(d)	16,795
24,000,000	Petrodorado - Warrants (Colombia) (a)(b)(d)	10,138
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
850,000	Northern Oil & Gas (a)	23,128
	Small E&P Company in North Dakota Bakken
1,200,000	Houston American Energy (c)	21,708
	Oil & Gas Exploration & Production in Colombia
583,000	Carrizo Oil & Gas (a)	20,108
	Oil & Gas Producer
30,275,000	Petroamerica (Colombia) (a)(b)	18,574
	Oil Exploration & Production in Colombia
37,500,000	Petromanas (Canada) (a)(b)(d)	14,599
18,750,000	Petromanas - Warrants (Canada) (a)(b)(d)	2,218
	Exploring for Oil in Albania
1,400,000	Gran Tierra Energy (Colombia) (a)	11,391
	Oil Exploration & Production in Colombia, Peru & Argentina
275,000	Swift Energy (a)	10,766
	Oil & Gas Exploration & Production Co.
6,300,000	Canacol Energy (Colombia) (a)(d)	9,749
	Oil Producer in South America
250,000	Cabot Oil & Gas	9,462
	Large Natural Gas Producer in Appalachia & Gulf Coast
17,100,000	Alange Energy (Colombia) (a)(c)	9,287
	Oil & Gas Exploration/Production in Colombia
8,000,000	Petrolifera Petroleum (Colombia) (a)(b)(d)	4,889
5,950,000	Petrolifera Petroleum (Colombia) (a)(b)	3,710
	Oil & Gas Exploration & Production in South America
1,198,100	Pan Orient (Canada) (a)	8,013
	Growth Oriented & Return Focused Asian Explorer
5,880,000	Canadian Overseas Petroleum - Subscription Receipts (United Kingdom) (a)(d)	4,926
2,520,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	1,813
1,260,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)	298
	Oil & Gas Exploration & Production in the North Sea

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Oil & Gas Producers—continued
228,200	Oasis Petroleum (a)	$6,189
	Oil Producer in North Dakota
750,000	Vaalco Energy (a)	5,370
	Oil & Gas Producer
		752,664
	> Mining 1.9%
2,250,000	Silver Wheaton (Canada) (a)	87,840
	Silver Mining Royalty Company
641,000	Core Laboratories (Netherlands) (c)	57,081
	Oil & Gas Reservoir Consulting
880,000	Pan American Silver (Canada)	36,265
	Silver Mining
7,500,000	Zhaojin Mining Industry (China)	30,684
	Gold Mining & Refining in China
10,000,000	Orko Silver (Canada) (a)(b)	28,160
	Silver Exploration & Development
1,000,000	Ivanhoe Mines (Canada) (a)	23,132
1,000,000	Ivanhoe Mines - Rights (Canada) (a)	1,348
	Copper Mine Project in Mongolia
3,250,000	Northam Platinum (South Africa)	22,349
	Platinum Mining in South Africa
400,000	Royal Gold	21,852
	Precious Metals Mining Royalty Company
2,400,000	Alexco Resource (a)	19,656
	Mining, Exploration & Environmental Services
3,154,000	Duluth Metals (Canada) (a)	9,199
	Copper & Nickel Miner
5,215,500	Mongolian Mining (Hong Kong) (a)	6,086
	Coking Coal Mining in Mongolia
236,400	Tahoe Resources (Canada) (a)(d)	3,425
	Silver Project in Guatemala
800,000	Augusta Resource (a)(c)	3,048
	U.S. Copper/Molybdenum Mine
		350,125
	> Alternative Energy 0.2%
3,000,000	GT Solar International (a)(c)	27,360
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
500,000	STR Holdings (a)(c)	10,000
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,800,000	Synthesis Energy Systems (China) (a)	2,106
	Owner/Operator of Gasification Plants
		39,466
	> Oil Refining, Marketing & Distribution 0.2%
600,000	Vopak (Netherlands)	28,343
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		28,343
	> Agricultural Commodities 0.1%
6,818,182	Union Agriculture Group (Argentina) (a)(d)	15,000
	Farmland Operator in Uruguay
		15,000
Energy & Minerals: Total		1,952,014

Number of Shares		Value (000)
Finance 10.0%
	> Banks 4.1%
2,800,000	BOK Financial	$149,520
	Tulsa-based Southwest Bank
6,004,115	Valley National Bancorp	85,859
	New Jersey/New York Bank
5,413,800	Associated Banc-Corp	82,019
	Midwest Bank
1,260,000	SVB Financial Group (a)	66,843
	Bank to Venture Capitalists
1,045,000	City National	64,121
	Bank & Asset Manager
4,150,000	TCF Financial	61,461
	Great Lakes Bank
4,000,000	Whitney Holding	56,600
	Gulf Coast Bank
2,860,000	MB Financial (b)	49,535
	Chicago Bank
3,640,000	CVB Financial (c)	31,559
	Inland Empire Business Bank
1,350,000	TriCo Bancshares (b)	21,803
	California Central Valley Bank
1,121,188	Sandy Spring Bancorp	20,663
	Baltimore/D.C. Bank
772,632	Hudson Valley	19,130
	Metro New York City Bank
3,299,507	First Busey	15,508
	Illinois Bank
2,640,000	Wilmington Trust	11,458
	Delaware Trust Bank
706,559	Eagle Bancorp (a)	10,196
	Metro D.C. Bank
246,505	Pacific Continental	2,480
	Pacific Northwest Bank
583,872	Green Bankshares (a)(c)	1,868
	Tennessee Bank
		750,623
	> Insurance 2.3%
2,820,000	Leucadia National	82,288
	Insurance Holding Company
9,400,000	CNO Financial Group (a)	63,732
	Life, Long-term Care & Medical Supplement Insurance
1,320,000	Hanover Insurance Group	61,670
	Personal & Commercial Lines Insurance
1,200,000	HCC Insurance Holdings	34,728
	Specialty Insurance
1,225,000	Tower Group	31,336
	Commercial & Personal Lines Insurance
1,000,000	Delphi Financial Group	28,840
	Workers Compensation & Group Employee Benefit Products & Services
832,000	Willis Group (Ireland)	28,812
	Insurance Broker
1,420,000	Selective Insurance Group	25,773
	Commercial & Personal Lines Insurance
1,600,000	Symetra Financial	21,920
	Life Insurance

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Insurance—continued
900,000	Brown & Brown	$21,546
	Insurance Broker
390,919	Aspen Insurance	11,188
	Commercial Lines Insurance/Reinsurance
121,342	Assurant	4,674
	Specialty Insurance
		416,507
	> Finance Companies 1.8%
1,505,202	World Acceptance (a)(b)	79,475
	Personal Loans
2,350,000	McGrath Rentcorp (b)	61,617
	Temporary Space & IT Rentals
1,480,000	GATX	52,214
	Rail Car Lessor
2,532,500	Aaron Rents	51,638
	Rent to Own
3,000,000	H&E Equipment Services (a)(b)	34,710
	Heavy Equipment Leasing
1,650,000	CAI International (a)(b)	32,340
	International Container Leasing
1,091,000	Marlin Business Services (a)(b)	13,801
	Small Equipment Leasing
78,500	Textainer Group Holdings	2,237
	Top International Container Leasor
		328,032
	> Brokerage & Money Management 1.5%
6,198,000	SEI Investments	147,450
	Mutual Fund Administration & Investment Management
3,391,000	Eaton Vance	102,510
	Specialty Mutual Funds
700,000	Investment Technology Group (a)	11,459
	Electronic Trading
452,146	Kaiser Federal Financial Group	5,236
	Los Angeles Savings & Loan
		266,655
	> Savings & Loans 0.2%
1,300,000	Housing Development Finance (India)	21,135
	Indian Mortgage Lender
1,024,069	ViewPoint Financial	11,971
	Texas Thrift
1,010,000	Provident New York Bancorp	10,595
	New York State Thrift
65,991	Berkshire Hills Bancorp	1,458
	Northeast Thrift
		45,159
	> Credit Cards 0.1%
140,000	Alliance Data Systems (a)	9,944
	Diversified Credit Card Provider
		9,944
Finance: Total		1,816,920
Health Care 9.1%
	> Biotechnology & Drug Delivery 3.4%
3,920,421	BioMarin Pharmaceutical (a)	105,577
	Biotech Focused on Orphan Diseases

Number of Shares		Value (000)
1,110,000	United Therapeutics (a)	$70,174
	Biotech Focused on Rare Diseases
4,180,918	Seattle Genetics (a)	62,505
	Antibody-based Therapies for Cancer
4,500,000	Isis Pharmaceuticals (a)	45,540
	Biotech Pioneer in Anti-sense Drugs
5,500,000	Micromet (a)(b)	44,660
	Next-generation Antibody Technology
1,200,000	Onyx Pharmaceuticals (a)	44,244
	Commercial-stage Biotech Focused on Cancer
1,088,500	InterMune (a)	39,621
	Drugs for Pulmonary Fibrosis & Hepatitis C
2,700,000	Nektar Therapeutics (a)	34,695
	Drug Delivery Technologies
7,035,000	Allos Therapeutics (a)(b)	32,431
	Cancer Drug Development
3,449,900	Chelsea Therapeutics (a)(b)	25,874
	Biotech Focused on Rare Diseases
1,200,000	Auxilium Pharmaceuticals (a)(c)	25,320
	Biotech Focused on Niche Disease Areas
3,200,000	NPS Pharmaceuticals (a)	25,280
	Orphan Drugs & Healthy Royalties
900,000	Acorda Therapeutics (a)	24,534
	Biopharma Company Focused on Nervous Disorder Drugs
3,340,255	Idenix Pharmaceuticals (a)	16,835
	Developer of Drugs for Infectious Diseases
3,500,000	Array Biopharma (a)(b)	10,465
	Drugs for Cancer & Inflammatory Diseases
1,383,454	Nabi Biopharmaceuticals (a)	8,010
	Biotech Focused on Vaccines
1,450,000	Anthera Pharmaceuticals (a)	7,076
	Biotech Focused on Cardiovascular, Cancer & Immunology
359,944	MicroDose Technologies (a)(d)	94
	Drug Inhaler Development
94,715	Locus Pharmaceuticals (a)(d)	9
	High Throughput Rational Drug Design
		622,944
	> Medical Equipment & Devices 3.4%
2,100,000	Alexion Pharmaceuticals (a)	169,155
	Biotech Focused on Orphan Diseases
1,000,000	Edwards Lifesciences (a)	80,840
	Heart Valves
1,800,000	Sirona Dental Systems (a)	75,204
	Manufacturer of Dental Equipment
1,065,000	Haemonetics (a)	67,287
	Blood & Plasma Collection Equipment
3,150,000	American Medical Systems (a)	59,409
	Medical Devices to Treat Urological Conditions
750,000	Gen-Probe (a)	43,762
	Molecular In-vitro Diagnostics
500,000	Idexx Laboratories (a)(c)	34,610
	Diagnostic Equipment & Services for Veterinarians
1,150,000	Orthofix International (a)(b)	33,350
	Bone Fixation & Stimulation Devices
506,000	Illumina (a)	32,050
	Leading Tools & Service Provider for Genetic Analysis

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Medical Equipment & Devices—continued
932,768	Pacific Biosciences of California (a)(c)	$14,840
	Genome Sequencing
1,480,056	Nanosphere (a)(b)	6,453
	Molecular Diagnostics Company with Best of Breed Platform
		616,960
	> Health Care Services 1.4%
1,250,000	Mednax (a)	84,112
	Physician Management for Pediatric & Anesthesia Practices
1,300,000	Community Health Systems (a)	48,581
	Non-urban Hospitals
4,250,000	eResearch Technology (a)(b)	31,238
	Clinical Research Services
400,000	HMS Holdings (a)	25,908
	Cost Containment Services
2,650,000	Health Management Associates (a)	25,281
	Non-urban Hospitals
500,000	AthenaHealth (a)(c)	20,490
	Revenue Cycle Management for Physician Offices
700,000	Allscripts Healthcare Solutions (a)	13,489
	IT for Physician Offices & Hospitals
		249,099
	> Medical Supplies 0.8%
2,415,000	Cepheid (a)	54,941
	Molecular Diagnostics
650,000	Henry Schein (a)	39,904
	Largest Distributor of Healthcare Products
1,100,000	Patterson Companies	33,693
	Dental, Veterinarian & Medical Distributor
200,000	Owens & Minor	5,886
	Distribution of Medical Supplies
77,602	Neogen (a)	3,184
	Food & Animal Safety Products
42,278	ICU Medical (a)	1,543
	Intravenous Therapy Products
		139,151
	> Pharmaceuticals 0.1%
2,659,068	Akorn (a)	16,141
	Develops, Manufactures & Sells Specialty Generic Drugs
2,272,582	United Drug (Ireland)	6,377
	Irish Pharmaceutical Wholesaler & Outsourcer
361,450	Alimera Sciences (a)(c)	3,752
	Ophthalmogy-focused Pharmaceutical Company
		26,270
Health Care: Total		1,654,424
Other Industries 5.1%
	> Real Estate 3.0%
4,000,000	BioMed Realty Trust	74,600
	Life Science-focused Office Buildings
641,165	Federal Realty Investment Trust	49,966
	Shopping Centers
1,935,579	Dupont Fabros Technology (c)	41,170
	Technology-focused Office Buildings

Number of Shares		Value (000)
1,120,000	Kilroy Realty	$40,846
	Southern California Office & Industrial Properties
720,000	Digital Realty Trust (c)	37,109
	Technology-focused Office Buildings
2,200,000	Associated Estates Realty (b)	33,638
	Multi-family Properties
43,201,999	Mapletree Logistics Trust (Singapore)	32,485
	Asian Logistics Landlord
1,850,000	Extra Space Storage	32,190
	Self Storage Facilities
900,000	Corporate Office Properties	31,455
	Office Buildings
530,000	Macerich	25,106
	Regional Shopping Malls
15,000,000	Ascendas REIT (Singapore)	24,194
	Singapore Industrial Property Landlord
3,000,000	Education Realty Trust (b)	23,310
	Student Housing
700,000	Washington REIT	21,693
	Washington D.C. Diversified Properties
3,750,000	DCT Industrial Trust	19,912
	Industrial Properties
2,800	Orix JREIT (Japan)	18,204
	Diversified REIT
3,050,000	Kite Realty Group	16,501
	Community Shopping Centers
367,240	Post Properties	13,331
	Multi-family Properties
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		535,710
	> Transportation 1.2%
1,850,000	JB Hunt Transport Services	75,498
	Truck & Intermodal Carrier
2,800,000	Rush Enterprises, Class A (a)(b)	57,232
550,000	Rush Enterprises, Class B (a)(b)	9,889
	Truck Sales & Services
2,730,000	Heartland Express	43,735
	Regional Trucker
1,110,000	World Fuel Services	40,138
	Global Fuel Broker
		226,492
	> Regulated Utilities 0.9%
2,000,000	Northeast Utilities	63,760
	Regulated Electric Utility
900,000	Wisconsin Energy	52,974
	Wisconsin Utility
500,000	ALLETE	18,630
	Regulated Electric Utility in Minnesota
333,000	Red Eléctrica de España (Spain)	15,657
	Spanish Power Transmission
3,333,000	Terna (Italy)	14,079
	Italian Power Transmission
		165,100
Other Industries: Total		927,302
Total Equities: 97.2% (Cost: $11,026,459)		17,595,584

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
Securities Lending Collateral – 2.1%
375,541,061	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.01%)	$375,541
Total Securities Lending Collateral: (Cost: $375,541)		375,541
Short-Term Obligations: 2.9%
	> Repurchase Agreement 2.5%
$453,434	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by U.S. Government Agency obligations with various maturities to 9/08/14, market value $462,507 (repurchase proceeds $453,440)	453,434
		453,434
	> Commercial Paper 0.4%
50,000	Toyota Motor Credit 0.20% Due 1/21/11	49,995
25,000	ConocoPhillips (g) 0.25% Due 1/07/11	24,999
		74,994
Total Short-Term Obligations: (Amortized Cost: $528,428)		528,428
Total Investments: 102.2% (Cost: $11,930,428)(h)(i)		18,499,553
Obligation to Return Collateral for Securities Loaned: (2.1)%		(375,541)
Cash and Other Assets Less Liabilities: (0.1)%		(25,300)
Total Net Assets: 100.0%		$18,098,712

ADR = American Depositary Receipts

GDR = Global Depository Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
Abercrombie & Fitch*	4,500,000	-	1,665,000	2,835,000	$163,381	$2,031
Actuate*	3,700,000	-	2,200,000	1,500,000	8,550	-
Administaff*	1,428,224	-	218,224	1,210,000	35,453	629
AFC Enterprises	2,000,000	-	-	2,000,000	27,800	-
Allos Therapeutics	2,800,000	4,235,000	-	7,035,000	32,431	-
AMAG Pharmaceuticals*	600,000	650,000	1,250,000	-	-	-
AmeriCredit*	7,235,000	250,000	7,485,000	-	-	-
AnnTaylor Stores*	3,500,000	-	3,500,000	-	-	-
Anthera Pharmaceuticals*	-	1,450,000	-	1,450,000	7,076	-
Array Biopharma	-	3,500,000	-	3,500,000	10,465	-
Art Technology Group	2,594,654	6,405,346	-	9,000,000	53,820	-
Associated Estates Realty	-	2,200,000	-	2,200,000	33,638	255
Bally Technologies	4,025,000	-	300,000	3,725,000	157,158	-
Blackbaud	1,800,000	450,000	-	2,250,000	58,275	990
CAI International	1,650,000	-	-	1,650,000	32,340	-
Cepheid*	2,500,000	1,065,000	1,150,000	2,415,000	54,941	-
Charming Shoppes*	7,500,000	2,300,000	9,800,000	-	-	-
Chattem*	1,010,000	-	1,010,000	-	-	-
Chelsea Therapeutics	-	3,449,900	-	3,449,900	25,874	-
Clarcor	2,627,500	-	62,500	2,565,000	110,013	1,020
Cogent Communications	4,200,000	-	1,400,000	2,800,000	39,592	-
Coldwater Creek*	-	4,950,442	3,565,845	1,384,597	4,389	-
Diamond Foods	550,475	749,525	-	1,300,000	69,134	143
Donaldson	4,200,000	-	-	4,200,000	244,776	2,079
Drew Industries	1,600,000	-	340,000	1,260,000	28,627	1,890
Education Realty Trust	-	3,000,000	-	3,000,000	23,310	370
eResearch Technology	4,250,000	-	-	4,250,000	31,238	-
ESCO Technologies	2,200,000	-	-	2,200,000	83,248	528
Gaiam	1,371,366	-	-	1,371,366	10,560	411
Gaylord Entertainment	3,700,000	1,189,500	1,039,500	3,850,000	138,369	-
H&E Equipment Services	3,300,000	-	300,000	3,000,000	34,710	-
Hackett Group	4,500,000	-	-	4,500,000	15,795	-
HEICO**	1,225,000	475,000	-	1,700,000	63,444	165
Helen of Troy	1,700,000	-	100,000	1,600,000	47,584	-
Herman Miller*	2,800,000	-	-	2,800,000	70,840	246
ICU Medical*	850,000	200,000	1,007,722	42,278	1,543	-
iGate	5,000,000	-	2,086,935	2,913,065	57,416	1,075
II-VI	2,400,000	-	175,000	2,225,000	103,151	-
Informatica	7,000,000	-	1,800,000	5,200,000	228,956	-
Interline Brands	2,600,000	-	-	2,600,000	59,202	-
IPG Photonics	2,750,000	435,000	475,000	2,710,000	85,690	-
IXYS	1,900,000	-	-	1,900,000	22,078	-
Kenexa	2,425,000	-	400,000	2,025,000	44,125	-
Knoll	4,000,000	-	-	4,000,000	66,920	480
Lifetime Fitness	2,150,000	230,000	190,000	2,190,000	89,768	-
lululemon athletica	4,200,000	485,000	650,000	4,035,000	276,075	-
Marlin Business Services	1,091,000	-	-	1,091,000	13,801	-
MB Financial	2,305,600	554,400	-	2,860,000	49,535	107
McGrath Rentcorp	2,350,000	-	-	2,350,000	61,617	2,103
Mediacom Communications*	4,000,000	-	4,000,000	-	-	-
Micromet	1,400,000	4,100,000	-	5,500,000	44,660	-
Mine Safety Appliances*	1,975,000	-	450,000	1,525,000	47,473	1,705
Nanosphere	1,232,900	267,100	19,944	1,480,056	6,453	-
Navigant Consulting	2,500,000	600,000	-	3,100,000	28,520	-
NPS Pharmaceuticals*	2,700,000	500,000	-	3,200,000	25,280	-
Orko Silver	10,000,000	-	-	10,000,000	28,160	-
Orthofix International	1,000,000	150,000	-	1,150,000	33,350	-
PAETEC Holding	9,600,000	-	-	9,600,000	35,904	-
See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
Pericom Semiconductor	1,765,000	-	-	1,765,000	$19,380	$-
Petroamerica	-	30,275,000	-	30,275,000	18,574	-
Petrodorado***	48,000,000	-	-	48,000,000	26,933	-
Petrolifera Petroleum	264,000	13,686,000	-	13,950,000	8,599	-
Petromanas***	-	56,250,000	-	56,250,000	16,817	-
Pinnacle Entertainment	4,050,000	-	650,000	3,400,000	47,668	-
Princeton Review*	3,000,000	-	1,000,000	2,000,000	2,360	-
PSS World Medical*	2,750,000	550,000	3,300,000	-	-	-
Rush Enterprises	3,000,000	350,000	-	3,350,000	67,121	-
Salem Communications	1,541,000	-	-	1,541,000	4,885	308
Shutterfly	-	1,700,000	-	1,700,000	59,551	-
SkillSoft - ADR*	9,500,000	-	9,500,000	-	-	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	1,699	-
SPS Commerce	-	856,429	-	856,429	13,532	-
Supertex	1,035,000	-	-	1,035,000	25,026	-
Switch & Data Facilities*	2,500,000	-	2,500,000	-	-	-
Talbots	4,250,000	650,000	750,000	4,150,000	35,358	-
THQ	3,200,000	600,000	233,000	3,567,000	21,616	-
TriCo Bancshares	1,200,000	250,000	100,000	1,350,000	21,803	476
True Religion Apparel	1,500,000	975,000	428,000	2,047,000	45,566	-
Tuscany International Drilling***	-	28,048,000	14,728,800	13,319,200	15,124	-
tw telecom	9,500,000	-	-	9,500,000	161,975	-
Tyler Technologies	1,134,260	1,315,740	450,000	2,000,000	41,520	-
Universal Technical Institute	1,750,301	-	50,301	1,700,000	37,434	2,550
Vail Resorts*	1,950,000	-	700,000	1,250,000	65,050	-
Vermillion*	-	694,849	694,849	-	-	-
Virtusa	1,800,000	200,000	-	2,000,000	32,720	-
World Acceptance	1,545,000	-	39,798	1,505,202	79,475	-
Xenoport*	-	2,100,000	2,100,000	-	-	-
Total of Affiliated Transactions	268,131,280	182,342,231	131,865,418	366,608,093	$3,996,294	$19,561

*  At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a 2:1 stock split.

***  Includes the effects of a corporate action.

  The aggregate cost and value of these affiliated companies at December 31, 2010, were $2,324,758 and $3,446,513, respectively. Investments in affiliated companies represented 19.0% of the Fund's total net assets at December 31, 2010.

(c)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $363,573.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $116,054, which represented 0.64% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Petrodorado	11/20/09	24,000,000	$5,049	$16,795
Mail.ru - GDR	11/5/10-12/31/10	464,305	16,518	16,715
Union Agriculture Group	12/08/10	6,818,182	15,000	15,000
Tuscany International Drilling	2/12/10-3/23/10	10,719,200	12,997	14,791
Petromanas	5/20/10	37,500,000	13,032	14,599
Petrodorado - Warrants	11/20/09	24,000,000	2,965	10,138
Canacol Energy	4/15/10	6,300,000	4,667	9,749
Canadian Overseas Petroleum - Subscription Receipts	11/24/10	5,880,000	2,882	4,926
Petrolifera Petroleum	4/06/10	8,000,000	6,768	4,889
Tahoe Resources	5/28/10	236,400	1,350	3,425
Petromanas - Warrants	5/20/10	18,750,000	1,086	2,218
Canadian Overseas Petroleum	11/24/10	2,520,000	1,116	1,813
Tuscany International Drilling - Warrants	2/12/10	2,600,000	322	333
Canadian Overseas Petroleum - Warrants	11/24/10	1,260,000	119	298
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	262

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

Security	Acquisition Dates	Shares	Cost	Value
MicroDose Technologies	11/24/00	359,944	$2,005	$94
Locus Pharmaceuticals	9/05/01-2/08/07	94,715	7,780	9
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$93,861	$116,054

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2010, this security had an aggregate value of $24,999, which represented 0.1% of total net assets.

(h)  At December 31, 2010, for federal income tax purposes, the cost of investments was $12,029,556 and net unrealized appreciation was $6,469,997, consisting of gross unrealized appreciation of $7,237,867 and gross unrealized depreciation of $767,870.

(i)  On December 31, 2010, the market value of foreign securities represented 12.61% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Netherlands	$428,357	2.37
Canada	355,060	1.96
Colombia	266,338	1.47
Singapore	180,013	1.00
Sweden	126,861	0.70
Japan	113,304	0.63
Chile	102,235	0.57
Hong Kong	76,579	0.42
United Kingdom	76,385	0.42
France	71,831	0.40
China	67,421	0.37
Brazil	54,754	0.30
India	49,189	0.27
Denmark	47,377	0.26
	Value	Percentage of Net Assets
South Korea	$37,514	0.21
Ireland	35,189	0.19
Iraq	30,091	0.17
Israel	27,920	0.15
Germany	22,848	0.13
South Africa	22,349	0.12
Switzerland	19,752	0.11
Russia	16,715	0.09
Spain	15,657	0.09
Argentina	15,000	0.08
Italy	14,079	0.08
Iceland	8,713	0.05
Luxembourg	-	-
Total Foreign Portfolio	$2,281,531	12.61

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,618,335	$247,495	$-	$4,865,830
Industrial Goods & Services	2,938,582	402,128	-	3,340,710
Consumer Goods & Services	2,857,927	180,195	262	3,038,384
Energy & Minerals	1,507,133	429,881	15,000	1,952,014
Finance	1,795,785	21,135	-	1,816,920
Health Care	1,647,944	6,377	103	1,654,424
Other Industries	822,683	104,619	-	927,302
Total Equities	16,188,389	1,391,830	15,365	17,595,584
Total Securities Lending Collateral	375,541	-	-	375,541
Total Short-Term Obligations	-	528,428	-	528,428
Total Investments	$16,563,930	$1,920,258	$15,365	$18,499,553

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Consumer Goods & Services	$336	$-	$(74)	$-	$-	$-	$-	$262
Energy & Minerals	-	-	-	15,000	-	-	-	15,000
Health Care	176	-	(73)	-	-	-	-	103
	$512	$-	$(147)	$15,000	$-	$-	$-	$15,365

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $147. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Asia
> Japan
Asahi Diamond Industrial	511,700	1,000,000
Daiseki	787,200	1,181,200
Kansai Paint	7,140,000	7,556,000
Nippon Sheet Glass	1,860,000	7,174,000
Pigeon	397,500	439,800
Ushio	950,000	1,041,800
> China
51job - ADR	0	247,000
China Communication Services	30,000,000	45,000,000
China Xiniya Fashion - ADR	0	1,766,700
Noah Holdings - ADR	0	223,100
Zhaojin Mining Industry	13,930,000	16,138,000
> Singapore
Goodpack	9,540,600	11,000,000
> India
Infrastructure Development Finance	3,785,000	4,730,000
Jain Irrigation Systems	1,280,000	6,400,000
Manappuram General Finance	0	3,115,000
REI Agro	23,000,000	30,575,000
S. Kumars Nationwide	7,702,000	9,600,000
> Hong Kong
L'Occitane International	8,336,150	10,500,000
Melco Crown Entertainment - ADR	5,000,000	7,000,000
Mongolian Mining	0	23,335,500
Sa Sa International	0	23,470,900
> South Korea
NHN	280,000	304,000
Woongjin Coway	909,000	1,157,000
> Thailand
Home Product Center	0	31,101,200
Europe
> United Kingdom
Archipelago Resources	20,823,776	24,346,593
Chemring	890,000	964,000
FlyBe	0	1,731,900
JLT Group	0	1,426,274
Petropavlovsk	1,768,000	1,976,000
SKIL Ports & Logistics	0	1,650,000
Sterling Resources	0	1,549,500
Sterling Resources	0	1,050,500
Workspace Group	54,275,000	60,304,000
> Netherlands
Aalberts Industries	1,968,060	2,258,060

	Number of Shares
	09/30/10	12/31/10
Arcadis	1,120,284	1,164,669
USG People	916,600	1,264,600
> France
Gemalto	383,000	460,000
Neopost	470,000	590,000
Norbert Dentressangle	201,101	213,724
Toreador Resources	0	372,000
> Germany
Rheinmetall	0	365,000
> Sweden
Orc Software	0	708,342
> Italy
Tod's	340,000	452,200
> Portugal
Banco Comercial Português	16,574,000	21,618,000
> Iceland
Marel	34,999,999	35,369,999
> Russia
Mail.ru	0	833,742
Other Countries
> Canada
DeeThree Exploration	0	1,042,877
Ivanhoe Mines	0	744,000
Ivanhoe Mines - Rights	0	850,000
> United States
BioMarin Pharmaceutical	725,000	1,010,534
Onex Capital	0	187,600
> South Africa
Northam Platinum	4,541,900	5,780,900
> Senegal
Sonatel	33,000	43,000
> Egypt
Paints & Chemical Industries (Pachin)	96,872	220,342
Latin America
> Brazil
MRV Engenharia	3,000,000	3,300,000
Suzano	5,375,000	5,937,000
> Mexico
Grupo Aeroportuario del Sureste - ADR	533,400	550,000
> Argentia
Madalena Ventures	0	5,400,000
Union Agriculture Group	0	6,818,182

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/10	12/31/10
Sales
Asia
> Japan
Point	406,030	0
Zenrin	294,100	0
> China
Shandong Weigao	13,626,200	12,277,200
> Singapore
CDL Hospitality Trust	24,136,100	23,000,000
Olam International	37,000,000	35,000,000
Singapore Exchange	5,000,000	4,000,000
> India
Educomp Solutions	1,148,000	0
Shriram Transport Finance	2,700,000	1,835,000
> Hong Kong
Hong Kong Exchanges and Clearing	1,900,000	750,000
> South Korea
MegaStudy	172,000	121,132
Mirae Asset Securities	376,000	0
Taewoong	179,000	64,008
> Taiwan
Everlight Electronics	14,000,000	7,206,000
Yuanta Financial Holdings	27,000,000	0
Europe
> United Kingdom
Micro Focus	4,025,000	2,195,200
N Brown Group	2,266,644	0
> Netherlands
QIAGEN	650,000	0
> Germany
Tognum	390,355	0
Wincor Nixdorf	145,321	0
> Italy
Terna	7,674,000	4,111,000
> Ireland
Paddy Power	575,000	431,000
Other Countries
> Canada
Horizon North Logistics	2,262,100	2,214,100
> United States
Alexion Pharmaceuticals	625,000	411,000
Hewlett Packard Co.	26,300,000	0
Oceaneering International	192,000	0
Ritchie Brothers Auctioneers	679,000	0

	Number of Shares
	09/30/10	12/31/10
> Australia
Billabong International	2,200,000	0
Hastie Group	11,236,457	6,152,918
Latin America
> Brazil
Localiza Rent A Car	4,900,000	4,600,000
> Mexico
Urbi Desarrollos Urbanos	6,837,700	0

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 93.7%
Asia 37.8%
	> Japan 16.4%
7,556,000	Kansai Paint	$73,107
	Paint Producer in Japan, India, China & Southeast Asia
27,000	Advance Residence Investment (a)	60,432
	Residential REIT
21,000	Seven Bank	44,459
	ATM Processing Services
6,400	Orix JREIT	41,608
	Diversified REIT
1,846,000	Aeon Delight	36,341
	Facility Maintenance & Management
20,900	Wacom	33,205
	Computer Graphic Illustration Devices
8,071	Start Today	32,246
	Online Japanese Apparel Retailer
274,000	Nakanishi	29,012
	Dental Tools & Machinery
3,283,000	Kamigumi	27,557
	Port Cargo Handling & Logistics
3,400	Fukuoka	26,632
	Diversified REIT in Fukuoka
710,000	Hamamatsu Photonics	25,937
	Optical Sensors for Medical & Industrial Applications
5,100	Osaka Securities Exchange	25,714
	Osaka Securities Exchange
789,000	Tsumura	25,539
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
24,022	Jupiter Telecommunications	25,267
	Largest Cable Service Provider in Japan
707,000	Ain Pharmaciez	24,862
	Dispensing Pharmacy/Drugstore Operator
1,343,000	Hoshizaki Electric	24,858
	Commercial Kitchen Equipment
868,000	Kintetsu World Express	24,814
	Airfreight Logistics
1,181,200	Daiseki (b)	24,634
	Waste Disposal & Recycling
1,905,500	Asics	24,479
	Footwear & Apparel
906,000	Aeon Mall	24,310
	Suburban Shopping Mall Developer, Owner & Operator
800,000	Olympus	24,191
	Medical Equipment (Endoscopes) & Cameras
977,000	Glory	24,047
	Currency Handling Systems & Related Equipment
711,000	Ibiden	22,405
	Electronic Parts & Ceramics
509,000	Makita	20,810
	Power Tools
972,500	Torishima Pump Manufacturing	20,511
	Industrial Pump for Power Generation & Water Supply Systems

Number of Shares		Value (000)
1,595,000	Gree	$20,277
	Mobile Social Networking Game Developer/ Platform
1,041,800	Ushio	19,845
	Industrial Light Sources
942,000	Tamron	19,606
	Camera Lens Maker
7,174,000	Nippon Sheet Glass	19,346
	Sheet Glass for Building & Automotive Use
1,000,000	Asahi Diamond Industrial	18,989
	Consumable Diamond Tools
408,700	Benesse	18,821
	Education Service Provider
675,780	Icom	18,514
	Two Way Radio Communication Equipment
1,501,000	Rohto Pharmaceutical	17,539
	Health & Beauty Products
2,870	Kakaku.com	17,067
	Online Price Comparison Services for Consumers
1,750,000	Suruga Bank	16,286
	Regional Bank
587,800	Miura	15,686
	Industrial Boiler Manufacturer
1,000,000	Japan Airport Terminal	15,424
	Airport Terminal Operator at Haneda
439,800	Pigeon	14,950
	Baby Care Products
1,986	Mori Hills	7,680
	Tokyo Centric Diversified REIT
		1,007,007
	> China 6.4%
16,138,000	Zhaojin Mining Industry	66,024
	Gold Mining & Refining in China
36,700,000	Jiangsu Expressway	42,117
	Chinese Toll Road Operator
12,199,600	China Yurun Food	40,337
	Meat Processor in China
12,277,200	Shandong Weigao	34,749
	Vertically Integrated Hospital Consumable Manufacturing
33,160,400	China Green	32,423
	Chinese Fruit & Vegetable Grower & Processor
1,110,000	Mindray - ADR (b)	29,304
	Medical Device Manufacturer
278,315	New Oriental Education & Technology - ADR (a)	29,287
	China's Largest Private Education Service Provider
45,000,000	China Communication Services	26,805
	China's Telecom Infrastructure Service Provider
240,000,000	RexLot Holdings	25,319
	Lottery Equipment Supplier in China
29,425,300	Wasion Group	19,458
	Electronic Power Meter Total Solution Provider
1,766,700	China Xiniya Fashion - ADR (a)(b)	16,183
	Men's Apparel Provider in China

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> China—continued
18,910,000	Sino Ocean Land	$12,383
	Property Developer in China
247,000	51job - ADR (a)	12,165
	Integrated Human Resources Service Provider
223,100	Noah Holdings - ADR (a)(b)	4,361
	Wealth Management Product Distributor in China
83,200	XueDa Education Group - ADR (a)	938
	Chinese Tutoring
15,300,000	Fu Ji Food & Catering Services (a)(c)	79
	Food Catering Service Provider in China
		391,932
	> Singapore 4.6%
35,000,000	Olam International	85,635
	Agriculture Supply Chain Manager
66,000,000	Mapletree Logistics Trust	49,628
	Asian Logistics Landlord
23,000,000	CDL Hospitality Trust	37,278
	Hotel Owner/Operator
20,000,000	Ascendas REIT	32,259
	Singapore Industrial Property Landlord
37,010,000	Mapletree Industrial Trust (a)	31,434
	Singapore Industrial REIT
4,000,000	Singapore Exchange	26,244
	Singapore Equity & Derivatives Market Operator
11,000,000	Goodpack	17,571
	International Bulk Container Leasing
		280,049
	> India 3.5%
565,000	Asian Paints	36,454
	India's Largest Paint Company
1,835,000	Shriram Transport Finance	32,215
	Truck Financing in India
6,400,000	Jain Irrigation Systems	30,143
	Agricultural Micro-irrigation Systems & Food Processing
4,730,000	Infrastructure Development Finance	19,363
	Infrastructure Finance in India
30,575,000	REI Agro	18,633
	Basmati Rice Processing
9,600,000	S. Kumars Nationwide (a)	18,582
	Textiles, Clothing & Retail
1,100,000	Housing Development Finance	17,883
	Indian Mortgage Lender
4,800,000	Mundra Port & Special Economic Zone	15,431
	Indian West Coast Shipping Port
2,125,000	Patel Engineering	14,494
	Civil Engineering & Construction
3,115,000	Manappuram General Finance	10,380
	Short-term Lending Collateralized by Household Gold
		213,578
	> Hong Kong 3.1%
22,154,200	Lifestyle International	54,439
	Mid- to High-end Department Store Operator in Hong Kong & China

Number of Shares		Value (000)
7,000,000	Melco Crown Entertainment - ADR (a)(b)	$44,520
	Macau Casino Operator
10,500,000	L'Occitane International (a)	29,044
	Skin Care & Cosmetics Producer
23,335,500	Mongolian Mining (a)	27,230
	Coking Coal Mining in Mongolia
750,000	Hong Kong Exchanges and Clearing	17,011
	Hong Kong Equity & Derivatives Market Operator
23,470,900	Sa Sa International	14,615
	Chinese Discount Cosmetics Retailer
		186,859
	> South Korea 2.0%
304,000	NHN (a)	60,662
	South Korea's Largest Online Search Engine
1,157,000	Woongjin Coway	41,054
	South Korean Household Appliance Rental Service Provider
121,132	MegaStudy (a)	18,805
	Online Education Service Provider
64,008	Taewoong (a)	2,648
	Niche Custom Forging
		123,169
	> Taiwan 1.7%
7,200,000	Simplo Technology	52,352
	World's Largest Notebook Battery Pack Supplier
1,599,620	Formosa International Hotels	28,310
	Hotel, Food & Beverage Operation & Hospitality Management Services
7,206,000	Everlight Electronics	20,859
	LED Packager
		101,521
	> Thailand 0.1%
31,101,200	Home Product Center	9,079
	DIY Home Improvement Retailer
		9,079
Asia: Total		2,313,194
Europe 35.5%
	> United Kingdom 6.8%
6,700,000	Serco	58,027
	Facilities Management
2,000,000	Intertek Group	55,348
	Testing, Inspection & Certification Services
964,000	Chemring	43,646
	Defense Manufacturer of Countermeasures & Energetics
1,976,000	Petropavlovsk	35,244
	Gold & Iron Ore Mining in Russia
8,873,000	Cobham	28,152
	Aerospace Components
24,346,593	Archipelago Resources (a)	23,155
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
60,304,000	Workspace Group (d)	22,095
	United Kingdom Real Estate

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> United Kingdom—continued
682,000	Rotork	$19,437
	Valve Actuators for Oil & Water Pipelines
4,600,000	RPS Group	16,524
	Environmental Consulting & Planning
3,262,210	Abcam	16,276
	Online Sales of Antibodies
1,426,274	JLT Group	13,987
	International Business Insurance Broker
690,000	Tullow Oil	13,566
	Oil & Gas Producer
2,195,200	Micro Focus	13,303
	United Kingdom Legacy Software Provider
1,250,000	Smith & Nephew	13,184
	Medical Equipment & Supplies
304,000	Premier Oil (a)	9,242
	Oil & Gas Producer in Europe, Pakistan & Asia
3,500,000	PureCircle (a)(b)	9,031
	Natural Sweeteners
1,731,900	FlyBe (a)	8,573
	Largest European Regional Airline
1,650,000	SKIL Ports & Logistics (a)	6,316
	Indian Container Port Project
1,549,500	Sterling Resources (a)	5,377
1,050,500	Sterling Resources (a)(e)	3,572
	Oil & Gas Exploration - Europe
		414,055
	> Netherlands 6.5%
1,922,517	Imtech	72,936
	Electromechanical & Information & Communications Technologies Installation & Maintenance
763,202	Fugro	62,722
	Sub-sea Oilfield Services
1,040,200	Vopak	49,137
	World's Largest Operator of Petroleum & Chemical Storage Terminals
1,476,800	Unit 4 Agresso (d)	47,807
	Business Software Development
2,258,060	Aalberts Industries	47,600
	Flow Control & Heat Treatment
1,240,557	Koninklijke TenCate	46,417
	Advanced Textiles & Industrial Fabrics
1,164,669	Arcadis	27,104
	Engineering Consultants
1,264,600	USG People (a)	25,686
	Temporary Staffing Services
206,000	Core Laboratories	18,344
	Oil & Gas Reservoir Consulting
		397,753
	> France 4.7%
590,000	Neopost	51,405
	Postage Meter Machines
599,200	Eurofins Scientific	43,158
	Food, Pharmaceuticals & Materials Screening & Testing
900,000	Saft	33,134
	Niche Battery Manufacturer

Number of Shares		Value (000)
274,100	Rubis (b)	$31,921
	Tank Storage & Liquefied Petroleum Gas Distribution
322,200	Pierre & Vacances	25,997
	Vacation Apartment Lets
539,000	Mersen	24,705
	Advanced Industrial Materials
669,000	Teleperformance	22,573
	Call Center Operator
460,000	Gemalto	19,575
	Smart Card Products & Solutions
213,724	Norbert Dentressangle	18,935
	Leading European Logistics & Transport Group
1,671,100	Hi-Media (a)(b)	7,816
	Online Advertiser in Europe
372,000	Toreador Resources (a)(b)	5,774
	Drilling for Oil in France's Paris Basin
		284,993
	> Germany 3.5%
305,000	Vossloh	38,949
	Rail Infrastructure & Diesel Locomotives
610,000	CTS Eventim	37,668
	Event Ticket Sales
365,000	Rheinmetall	29,355
	Defense & Automotive
2,120,000	Wirecard (b)	29,041
	Online Payment Processing & Risk Management
1,250,000	Rhoen-Klinikum	27,517
	Health Care Services
110,000	Rational	24,282
	Commercial Ovens
515,000	Elringklinger	18,226
	Automobile Components
312,500	Deutsche Beteiligungs	8,769
	Private Equity Investment Management
		213,807
	> Switzerland 3.1%
325,000	Kuehne & Nagel	45,152
	Freight Forwarding/Logistics
185,000	Geberit	42,778
	Plumbing Supplies
185,000	Partners Group	35,110
	Private Markets Asset Management
15,500	Sika	34,017
	Chemicals for Construction & Industrial Applications
720,000	Bank Sarasin & Cie	32,809
	Private Banking
		189,866
	> Sweden 2.5%
4,382,000	Hexagon	93,982
	Measurement Equipment & Software
3,887,000	Sweco	33,663
	Engineering Consultants
1,078,000	East Capital Explorer (a)	13,587
	Sweden-based Russia/Central Eastern Europe Investment Fund

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Sweden—continued
708,342	Orc Software (b)	$13,457
	Software for Securities Trading, Analysis & Risk Management
		154,689
	> Italy 2.2%
452,200	Tod's	44,693
	Leather Shoes & Bags
2,083,000	Ansaldo STS	29,826
	Railway Systems Integrator
4,311,600	Credito Emiliano	26,677
	Italian Regional Bank
9,796,000	CIR (a)	17,998
	Italian Holding Company
4,111,000	Terna	17,365
	Italian Power Transmission
		136,559
	> Ireland 1.1%
12,110,000	United Drug (d)	33,983
	Irish Pharmaceutical Wholesaler & Outsourcer
431,000	Paddy Power	17,682
	Irish Betting Services
297,000	Aryzta (a)	13,887
	Baked Goods
		65,552
	> Finland 0.9%
967,777	Stockmann (b)	36,603
	Department Store & Fashion Retailer in Scandinavia & Russia
1,756,000	Poyry	21,468
	Engineering Consultants
		58,071
	> Denmark 0.9%
306,000	Novozymes	42,639
	Industrial Enzymes
74,296	SimCorp	11,920
	Software for Investment Managers
		54,559
	> Portugal 0.7%
7,235,000	Redes Energéticas Nacionais	24,944
	Portuguese Power Transmission & Gas Transportation
21,618,000	Banco Comercial Português	16,813
	Largest Portuguese Banking Franchise
		41,757
	> Iceland 0.5%
35,369,999	Marel (a)	30,817
	Largest Manufacturer of Poultry & Fish Processing Equipment
		30,817
	> Russia 0.5%
833,742	Mail.ru - GDR (a)(e)	30,015
	Internet Social Networking & Games for Russian Speakers
		30,015

Number of Shares		Value (000)
	> Czech Republic 0.5%
121,268	Komercni Banka	$28,697
	Leading Czech Republic Universal Bank
		28,697
	> Spain 0.4%
579,000	Red Eléctrica de España	27,223
	Spanish Power Transmission
		27,223
	> Greece 0.3%
6,475,300	Intralot	21,546
	Lottery & Gaming Systems & Services
		21,546
	> Poland 0.3%
893,900	Central European Distribution (a)	20,470
	Largest Spirits Company in Central & Eastern Europe
		20,470
	> Norway 0.1%
340,964	Atea	3,431
	Leading Nordic IT Hardware/Software Re-seller & Installation Company
		3,431
Europe: Total		2,173,860
Other Countries 14.5%
	> Canada 4.8%
1,710,000	ShawCor	56,943
	Oil & Gas Pipeline Products
850,000	Ivanhoe Mines (a)	19,662
744,000	Ivanhoe Mines (a)(b)(f)	17,052
850,000	Ivanhoe Mines - Rights (a)	1,146
744,000	Ivanhoe Mines - Rights (a)(f)	1,042
	Copper Mine Project in Mongolia
1,301,612	CCL Industries	38,775
	Leading Global Label Manufacturer
735,000	Baytex	34,455
	Oil & Gas Producer in Canada
540,000	AG Growth	27,193
	Leading Manufacturer of Augers & Grain Handling Equipment
1,355,000	Guyana Goldfields (a)(e)	14,509
	Gold Mining Projects in Guyana
753,000	Eldorado Gold	14,010
	Gold Miner in Turkey, Greece, China & Brazil
872,700	Tahoe Resources (a)(e)	12,644
	Silver Project in Guatemala
530,000	Black Diamond Group	11,466
	Provides Accommodations/Equipment for Oil Sands Exploitation
1,350,000	DeeThree Exploration (a)(d)(e)	5,721
1,042,877	DeeThree Exploration (a)(d)	4,510
	Canadian Oil & Gas Producer
1,480,610	Pan Orient (a)	9,902
	Growth Oriented & Return Focused Asian Explorer
12,500,000	Eacom Timber (a)(e)	8,008
	Canadian Lumber Producer

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Canada—continued
2,214,100	Horizon North Logistics (a)	$6,614
	Provides Diversified Oil Service Offering in Northern Canada
12,500,000	Petromanas (a)(e)	4,866
6,250,000	Petromanas - Warrants (a)(e)	739
	Exploring for Oil in Albania
3,730,000	Bowood Energy (a)(e)	2,206
	Small E&P Targeting Alberta Bakken
49,900	WestFire Energy (a)	346
	Oil Producer in Alberta & Saskatchewan
		291,809
	> United States 3.6%
1,340,000	Atwood Oceanics (a)	50,076
	Offshore Drilling Contractor
918,000	World Fuel Services	33,195
	Global Fuel Broker
411,000	Alexion Pharmaceuticals (a)	33,106
	Biotech Focused on Orphan Diseases
329,000	FMC Technologies (a)	29,251
	Oil & Gas Wellhead Manufacturer
1,010,534	BioMarin Pharmaceutical (a)	27,214
	Biotech Focused on Orphan Diseases
391,000	Bristow (a)	18,514
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
568,000	Textainer Group Holdings	16,182
	Top International Container Leasor
187,600	Onex Capital	5,704
	Private Equity Firm
324,000	Tesco (a)	5,145
	Developing New Well Drilling Technologies
15,600	Sodastream (a)	492
	Home Beverage Carbonation System
		218,879
	> South Africa 3.0%
1,644,000	Naspers	96,818
	Media in Africa, China, Russia & Other Emerging Markets
4,600,000	Mr. Price	46,437
	South African Retailer of Apparel, Household & Sporting Goods
5,780,900	Northam Platinum	39,753
	Platinum Mining in South Africa
		183,008
	> Australia 1.8%
2,482,000	UGL	36,632
	Engineering & Facilities Management
7,189,283	SAI Global	35,883
	Publishing, Certification & Compliance Services
319,000	Cochlear	26,236
	Cochlear Implants
6,152,918	Hastie Group	6,010
	Mechanical, Electrical & Hydraulic (MEH) Engineering
731,000	Seek	4,957
	Online Job Listing & Education
		109,718

Number of Shares		Value (000)
	> Israel 0.8%
2,890,000	Israel Chemicals	$49,562
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		49,562
	> Kazakhstan 0.3%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (a)	17,789
	Largest Retail Bank & Insurer in Kazakhstan
		17,789
	> Senegal 0.2%
43,000	Sonatel	13,490
	Leading Telecoms Operator in Western Africa
		13,490
	> Egypt —%
220,342	Paints & Chemical Industries (Pachin)	2,050
	Paints & Inks in Egypt
		2,050
Other Countries: Total		886,305
Latin America 5.9%
	> Brazil 4.3%
4,600,000	Localiza Rent A Car	74,558
	Car Rental
5,937,000	Suzano	52,859
	Brazilian Pulp & Paper Producer
1,300,000	Natura	37,358
	Direct Retailer of Cosmetics
3,000,000	Mills Estruturas e Serviços de Engenharia	37,228
	Civil Engineering & Construction
3,300,000	MRV Engenharia	31,046
	Brazilian Low-income Property Developer
5,000,000	PDG Realty	30,614
	Brazilian Low-income Property Developer
		263,663
	> Chile 0.8%
862,000	Sociedad Quimica y Minera de Chile - ADR	50,358
	Producer of Specialty Fertilizers, Lithium & Iodine
		50,358
	> Mexico 0.5%
550,000	Grupo Aeroportuario del Sureste - ADR	31,048
	Mexican Airport Operator
		31,048
	> Argentina 0.3%
6,818,182	Union Agriculture Group (a)(e)	15,000
	Farmland Operator in Uruguay
5,400,000	Madalena Ventures (a)(e)	4,364
	Oil & Gas Exploration in Argentina
		19,364
Latin America: Total		364,433
Total Equities: 93.7% (Cost: $3,933,559)		5,737,792

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares or Principal Amount (000)		Value (000)
Securities Lending Collateral: 0.9%
53,018,320	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.01%)	$53,018
Total Securities Lending Collateral: (Cost: $53,018)		53,018
Short-Term Obligations: 5.2%
	> Repurchase Agreement 4.4%
$270,852	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by U.S. Government Agency obligations with various maturities to 4/28/14, market value $276,271 (repurchase proceeds $270,856)	270,852
		270,852
	> Commercial Paper 0.8%
29,300	Toyota Motor Credit 0.20% due 1/21/11	29,297
20,500	ConocoPhillips (h) 0.24% due 1/18/11	20,498
		49,795
Total Short-Term Obligations: (Amortized Cost: $320,647)		320,647
Total Investments: 99.8% (Cost: $4,307,224)(i)(j)		6,111,457
Obligation to Return Collateral for Securities Loaned: (0.9)%		(53,018)
Cash and Other Assets Less Liabilities: 1.1%		66,624
Total Net Assets: 100.0%		$6,125,063

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $51,194.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
DeeThree Exploration	-	2,392,877	-	2,392,877	$10,231	$-
Koninklijke TenCate*	1,372,989	40,382	172,814	1,240,557	46,417	1,119
Nippon Residential Investment*	12,500	-	12,500	-	-	1,155
Unit 4 Aggresso	1,385,000	91,800	-	1,476,800	47,807	296
United Drug	8,100,000	4,010,000	-	12,110,000	33,983	-
Workspace Group	-	60,304,000	-	60,304,000	22,095	-
Total of Affiliated Transactions	10,870,489	66,839,059	185,314	77,524,234	$160,533	$2,570

*  At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these affiliated companies at December 31, 2010, was $97,243 and $114,116, respectively. Investments in affiliated companies represented 1.9% of total net assets at December 31, 2010.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $101,644, which represented 1.66% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru - GDR	11/05/10-12/31/10	833,742	$28,667	$30,015
Union Agriculture Group	12/08/10	6,818,182	15,000	15,000
Guyana Goldfields	1/19/10	1,355,000	9,134	14,509
Tahoe Resources	5/28/10	872,700	4,984	12,644
Eacom Timber	3/17/10	12,500,000	6,188	8,008
DeeThree Exploration	9/07/10	1,350,000	3,525	5,721
Petromanas	5/20/10	12,500,000	4,344	4,866
Madalena Ventures	10/21/10	5,400,000	3,422	4,364
Sterling Resources	12/02/10	1,050,500	3,135	3,572
Bowood Energy	9/17/10	3,730,000	907	2,206
Petromanas - Warrants	5/20/10	6,250,000	362	739
			$79,668	$101,644

(f)  Security is traded on a U.S. exchange.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2010, this security had an aggregate value of $20,498, which represented 0.3% of total net assets.

(i)  At December 31, 2010, for federal income tax purposes, the cost of investments was $4,448,614 and net unrealized apppreciation was $1,662,843, consisting of gross unrealized appreciation of $1,863,992 and gross unrealized depreciation of $201,149.

(j)  On December 31, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$1,223,144	20.0
Japanese Yen	1,007,007	16.6
U.S. Dollar	930,489	15.2
Hong Kong Dollar	442,033	7.2
British Pound	405,106	6.6
Other currencies less than 5% of total net assets	2,103,678	34.2
	$6,111,457	99.8

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

> Notes to Statements of Investments (dollar values in thousands)

  At December 31, 2010, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	27,790	$27,300	1/14/11	$1,092
AUD	USD	9,746	9,700	1/14/11	257
AUD	USD	27,911	27,300	2/15/11	1,103
AUD	USD	9,785	9,700	2/15/11	257
AUD	USD	37,457	37,000	3/15/11	981
CAD	USD	28,726	28,500	1/14/11	385
CAD	USD	7,555	7,500	1/14/11	96
CAD	USD	28,839	28,500	2/15/11	480
CAD	USD	7,560	7,500	2/15/11	97
CAD	USD	36,310	36,000	3/15/11	462
USD	EUR	49,199	69,100	1/14/11	3,356
USD	EUR	15,632	20,900	1/14/11	11
USD	EUR	50,409	69,100	2/15/11	1,746
USD	EUR	15,634	20,900	2/15/11	10
USD	EUR	67,339	90,000	3/15/11	37
JPY	USD	1,082,620	13,300	1/14/11	36
JPY	USD	308,887	3,700	1/14/11	105
JPY	USD	1,094,723	13,300	2/15/11	189
JPY	USD	308,780	3,700	2/15/11	105
JPY	USD	1,418,327	17,000	3/15/11	482
			$540,000		$11,287

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$136,758	$2,176,357	$79	$2,313,194
Europe	79,980	2,093,880	-	2,173,860
Other Countries	461,995	424,310	-	886,305
Latin America	81,406	268,027	15,000	364,433
Total Equities	760,139	4,962,574	15,079	5,737,792
Total Securities Lending Collateral	53,018	-	-	53,018
Total Short-Term Obligations	-	320,647	-	320,647
Total Investments	$813,157	$5,283,221	$15,079	$6,111,457
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	11,287	-	11,287
Total	$813,157	$5,294,508	$15,079	$6,122,744

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Asia	$158	$-	$(79)	$-	$-	$-	$-	$79
Latin America	-	-	-	15,000	-	-	-	15,000
	$158	$-	$(79)	$15,000	$-	$-	$-	$15,079

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $79. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$152,770	$-	$-	$152,770

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At December 31, 2010, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$514,717	8.4
Machinery	398,588	6.5
Industrial Materials & Specialty Chemicals	396,880	6.5
Electrical Components	147,183	2.4
Construction	94,501	1.5
Outsourcing Services	83,714	1.4
Conglomerates	65,598	1.1
Industrial Distribution	17,571	0.3
	1,718,752	28.1
> Consumer Goods & Services
Food & Beverage	220,988	3.6
Nondurables	182,357	2.9
Retail	151,549	2.5
Travel	109,128	1.8
Casinos & Gaming	109,066	1.8
Other Consumer Services	107,658	1.8
Apparel	95,846	1.6
Educational Services	67,851	1.1
Other Entertainment	65,977	1.1
Consumer Electronics	19,606	0.3
	1,130,026	18.5
> Energy & Minerals
Mining	289,815	4.7
Oil Services	240,730	3.9
Oil & Gas Producers	104,641	1.7
Oil Refining, Marketing & Distribution	81,059	1.4
Agricultural Commodities	75,867	1.2
	792,112	12.9
> Information
Internet Related	209,518	3.4
Instrumentation	119,919	2.0
Computer Hardware & Related Equipment	105,132	1.7
Business Software	73,030	1.2
Financial Processors	72,296	1.2
Telephone and Data Services	36,063	0.6
Telecommunications Equipment	26,805	0.5
CATV	25,267	0.4
Semiconductors & Related Equipment	20,859	0.3
Gaming Equipment & Services	20,277	0.3
Mobile Communications	18,514	0.3
Computer Services	16,888	0.3
Business Information & Marketing Services	16,524	0.3
Advertising	7,816	0.1
	768,908	12.6

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$383,090	6.2
Regulated Utilities	69,532	1.1
Transportation	168,276	2.8
	620,898	10.1
> Finance
Banks	170,084	2.8
Finance Companies	94,556	1.5
Brokerage & Money Management	90,275	1.5
Savings & Loans	17,883	0.3
Insurance	13,987	0.2
	386,785	6.3
> Health Care
Medical Equipment & Devices	189,782	3.1
Pharmaceuticals	59,522	1.0
Health Care Services	27,517	0.4
Biotechnology & Drug Delivery	27,214	0.4
Medical Supplies	16,276	0.3
	320,311	5.2
Total Equities:	5,737,792	93.7
Securities Lending Collateral:	53,018	0.9
Short-Term Obligations:	320,647	5.2
Total Investments:	6,111,457	99.8
Obligation to Return Collateral for Securities Loaned:	(53,018)	(0.9)
Cash and Other Assets Less Liabilities:	66,624	1.1
Net Assets:	$6,125,063	100.0

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Information
Applied Micro Circuits	0	448,000
Ariba	0	278,000
Concur Technologies	142,000	171,000
ExlService Holdings	310,000	372,800
Finisar	526,000	732,000
Infinera	114,000	402,000
Ixia	199,200	234,000
SPS Commerce	0	322,000
WMS Industries	73,000	150,000
Consumer Goods & Services
Avis Budget Group	717,950	1,175,950
Deckers Outdoor	0	40,000
Diamond Foods	162,000	197,000
Pier 1 Imports	540,000	805,000
Shutterfly	145,600	254,000
Warnaco Group	60,000	192,000
Industrial Goods & Services
Forward Air	66,350	109,000
HEICO	217,732	308,732
St. Joe	0	284,000
Finance
Associated Banc-Corp	453,400	692,400
First Busey	678,200	1,478,200
Textainer Group Holdings	0	165,000
Tower Group	120,000	222,000
Energy & Minerals
Houston American Energy	0	260,438
Swift Energy	0	84,000
Health Care
Akorn	137,682	481,782
BioMarin Pharmaceutical	266,000	344,394
Chelsea Therapeutics	460,728	600,000
Health Management Associates	0	653,900
Idenix Pharmaceuticals	450,000	530,282
InterMune	0	92,400
Isis Pharmaceuticals	437,000	626,000
Micromet	540,000	810,000
Nabi Biopharmaceuticals	0	191,040
Onyx Pharmaceuticals	117,000	190,000
Pacific Biosciences of California	0	95,200
Sirona Dental Systems	80,000	184,000
United Therapeutics	100,000	137,000
Other Industries
Associated Estates Realty	186,000	405,000
Rush Enterprises, Class A	180,000	210,091

	Number of Shares
	09/30/10	12/31/10
Sales
Information
Actuate	230,000	0
Art Technology Group	959,000	0
Avid Technology	100,000	0
Crown Castle International	383,000	250,000
Entegris	750,000	675,000
Equinix	79,188	44,000
Consumer Goods & Services
Charming Shoppes	670,861	0
Coldwater Creek	455,956	145,376
Dress Barn	90,000	0
J Crew Group	241,000	0
Jones Apparel Group	281,000	0
Finance
Delphi Financial Group	110,000	0
Green Bankshares	264,703	247,500
H&E Equipment Services	542,600	201,000
Health Care
Acorda Therapeutics	196,000	122,900
Amylin Pharmaceuticals	145,000	0
Human Genome Sciences	59,000	0
Nektar Therapeutics	431,000	363,000
Orthofix International	165,000	0
PSS World Medical	467,300	0
Other Industries
Macerich	212,619	98,619
SL Green Realty	359,000	0

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 99.6%
Information 33.5%
	> Business Software 8.7%
985,000	Informatica (a)	$43,370
	Enterprise Data Integration Software
698,000	Micros Systems (a)	30,614
	Information Systems for Hotels, Restaurants & Retailers
375,000	ANSYS (a)	19,526
	Simulation Software for Engineers & Designers
370,000	Blackbaud	9,583
	Software & Services for Non-profits
171,000	Concur Technologies (a)	8,880
	Web Enabled Cost & Expense Management Software
278,000	Ariba (a)	6,530
	Cost Management Software
110,000	Advent Software (a)	6,371
	Asset Management & Trading Systems
135,000	Blackboard (a)(b)	5,575
	Education Software
322,000	SPS Commerce (a)	5,088
	Supply Chain Management Software Delivered via the Web
157,000	Jack Henry & Associates	4,577
	Systems Financial Institutions
132,000	Constant Contact (a)	4,091
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
52,000	Quality Systems	3,631
	IT Systems for Medical Groups & Ambulatory Care Centers
		147,836
	> Semiconductors & Related Equipment 4.7%
1,958,000	Atmel (a)	24,123
	Microcontrollers, Radio Frequency & Memory Semiconductors
760,000	Microsemi (a)	17,404
	Analog/Mixed-signal Semiconductors
1,061,750	ON Semiconductor (a)	10,490
	Mixed-signal & Power Management Semiconductors
287,000	Supertex (a)	6,940
	Analog/Mixed-signal Semiconductors
346,000	Monolithic Power Systems (a)	5,716
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
675,000	Entegris (a)	5,042
	Semiconductor Materials Management Products
448,000	Applied Micro Circuits (a)	4,785
	Communications Semiconductors
430,000	Pericom Semiconductor (a)	4,721
	Interface Integrated Circuits (ICs) & Frequency Control Products
		79,221
	> Computer Hardware & Related Equipment 4.1%
549,000	II-VI (a)	25,452
	Laser Optics & Specialty Materials

Number of Shares		Value (000)
285,600	Amphenol	$15,074
	Electronic Connectors
324,000	Zebra Technologies (a)	12,309
	Bar Code Printers
280,000	Nice Systems - ADR (Israel) (a)	9,772
	Audio & Video Recording Solutions
196,000	Netgear (a)	6,601
	Networking Products for Small Business & Home
		69,208
	> Instrumentation 3.3%
180,000	Mettler Toledo (a)	27,218
	Laboratory Equipment
575,000	IPG Photonics (a)	18,181
	Fiber Lasers
168,000	Trimble Navigation (a)	6,708
	GPS-based Instruments
130,000	FLIR Systems (a)	3,868
	Infrared Cameras
		55,975
	> Telecommunications Equipment 3.0%
732,000	Finisar (a)	21,733
	Optical Sub-systems & Components
386,000	Polycom (a)	15,046
	Video Conferencing Equipment
197,000	Blue Coat Systems (a)	5,884
	WAN Acceleration & Network Security
402,000	Infinera (a)	4,153
	Optical Networking Equipment
234,000	Ixia (a)	3,927
	Telecom Network Test Equipment
		50,743
	> Telephone and Data Services 2.7%
1,617,000	tw telecom (a)	27,570
	Fiber Optic Telephone/Data Services
177,000	AboveNet	10,347
	Metropolitan Fiber Communications Services
2,030,000	PAETEC Holding (a)	7,592
	Telephone/Data Services for Business
		45,509
	> Mobile Communications 2.1%
595,000	SBA Communications (a)	24,359
	Communications Towers
250,000	Crown Castle International (a)	10,957
	Communications Towers
88,000	Globalstar (a)	128
	Satellite Mobile Voice & Data Carrier
		35,444
	> Gaming Equipment & Services 1.8%
570,000	Bally Technologies (a)	24,048
	Slot Machines & Software
150,000	WMS Industries (a)	6,786
	Slot Machine Provider
		30,834
	> Computer Services 1.6%
372,800	ExlService Holdings (a)	8,008
	BPO (Business Process Outsourcing)

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Computer Services—continued
261,000	SRA International (a)	$5,338
	Government IT Services
235,000	iGate	4,632
	IT & BPO (Business Process Outsourcing) Services
1,005,500	Hackett Group (a)	3,529
	IT Integration & Best Practice Research
710,000	RCM Technologies (a)(c)	3,294
	Technology & Engineering Services
172,000	Acxiom (a)	2,950
	Database Marketing Services
		27,751
	> Financial Processors 0.5%
188,000	Global Payments	8,687
	Credit Card Processor
		8,687
	> Contract Manufacturing 0.5%
261,000	Plexus (a)	8,075
	Electronic Manufacturing Services
		8,075
	> Internet Related 0.3%
44,000	Equinix (a)	3,575
	Network Neutral Data Centers
343,000	TheStreet.com	916
	Financial Information Websites
		4,491
	> Radio 0.1%
511,100	Salem Communications	1,620
	Radio Stations for Religious Programming
705,500	Spanish Broadcasting System (a)	499
	Spanish Language Radio Stations
18,750	Saga Communications (a)	494
	Radio Stations in Small & Mid-sized Cities
		2,613
	> TV Broadcasting 0.1%
975,000	Entravision Communications (a)	2,506
	Spanish Language TV & Radio Stations
		2,506
Information: Total		568,893
Consumer Goods & Services 17.5%
	> Retail 5.9%
390,000	lululemon athletica (a)(b)	26,684
	Premium Active Apparel Retailer
401,000	Abercrombie & Fitch	23,110
	Teen Apparel Retailer
875,000	Saks (a)	9,362
	Luxury Department Store Retailer
254,000	Shutterfly (a)	8,898
	Internet Photo-centric Retailer
805,000	Pier 1 Imports (a)	8,452
	Home Furnishing Retailer
614,000	Chico's FAS	7,386
	Women's Specialty Retailer

Number of Shares		Value (000)
205,000	Urban Outfitters (a)	$7,341
	Apparel & Home Specialty Retailer
480,000	Talbots (a)	4,090
	Women's Specialty Retailer
620,000	Wet Seal (a)	2,294
	Specialty Apparel Retailer
104,508	Express	1,965
	Dual Gender Fashion Retailer
145,376	Coldwater Creek (a)	461
	Women's Apparel Retailer
9,000	The Fresh Market (a)	371
	Specialty Food Retailer
		100,414
	> Travel 3.8%
739,700	Gaylord Entertainment (a)	26,585
	Convention Hotels
1,175,950	Avis Budget Group (a)	18,298
	Second Largest Car Rental Company
750,000	Hertz (a)	10,867
	Largest U.S. Rental Car Operator
150,000	Vail Resorts (a)	7,806
	Ski Resort Operator & Developer
		63,556
	> Furniture & Textiles 1.9%
980,000	Knoll	16,395
	Office Furniture
540,000	Interface	8,451
	Modular & Broadloom Carpet
260,000	Herman Miller	6,578
	Office Furniture
		31,424
	> Casinos & Gaming 1.2%
372,000	Penn National Gaming (a)	13,076
	Regional Casino Operator
455,000	Pinnacle Entertainment (a)	6,379
	Regional Casino Operator
		19,455
	> Apparel 1.1%
192,000	Warnaco Group (a)	10,573
	Global Branded Apparel Manufacturer
241,530	True Religion Apparel (a)	5,377
	Premium Denim
40,000	Deckers Outdoor (a)	3,190
	Fashion Footwear Wholesaler
		19,140
	> Educational Services 0.8%
153,700	ITT Educational Services (a)	9,789
	Post-secondary Degree Services
165,000	Universal Technical Institute	3,633
	Vocational Training
		13,422
	> Other Durable Goods 0.7%
161,000	Cavco Industries (a)	7,517
	Manufactured Homes
140,000	Jarden	4,322
	Branded Household Products
		11,839

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.6%
472,000	Pool	$10,639
	Distributor of Swimming Pool Supplies & Equipment
		10,639
	> Other Consumer Services 0.6%
259,000	Lifetime Fitness (a)	10,616
	Sport & Fitness Club Operator
		10,616
	> Food & Beverage 0.6%
197,000	Diamond Foods	10,476
	Culinary Ingredients & Snack Foods
		10,476
	> Leisure Products 0.3%
162,000	Thor Industries	5,502
	RV & Bus Manufacturer
		5,502
	> Restaurants —%
26,600	Bravo Brio Restaurant Group (a)	510
	Upscale Casual Italian Restaurants
		510
Consumer Goods & Services: Total		296,993
Industrial Goods & Services 15.2%
	> Machinery 10.9%
941,250	Ametek	36,944
	Aerospace/Industrial Instruments
373,600	Nordson	34,326
	Dispensing Systems for Adhesives & Coatings
445,000	Donaldson	25,935
	Industrial Air Filtration
587,000	ESCO Technologies	22,212
	Automatic Electric Meter Readers
585,000	Pentair	21,358
	Pumps & Water Treatment
308,732	HEICO	11,522
	FAA Approved Aircraft Replacement Parts
195,000	MOOG (a)	7,761
	Motion Control Products for Aerospace, Defense & Industrial Markets
177,000	Kennametal	6,985
	Consumable Cutting Tools
111,000	WABCO Holdings (a)	6,763
	Truck & Bus Component Supplier
162,000	Oshkosh (a)	5,709
	Specialty Truck Manufacturer
71,800	Toro	4,426
	Turf Maintenance Equipment
50,000	Kaydon	2,036
	Specialized Friction & Motion Control Products
		185,977
	> Electrical Components 1.0%
280,000	Acuity Brands	16,148
	Commercial Lighting Fixtures
		16,148

Number of Shares		Value (000)
	> Industrial Materials & Specialty Chemicals 0.8%
326,000	Drew Industries	$7,407
	RV & Manufactured Home Components
135,000	Albany International	3,198
	Paper Machine Clothing & Advanced Textiles
54,000	Albemarle	3,012
	Refinery Catalysts & Other Specialty Chemicals
		13,617
	> Other Industrial Services 0.6%
265,000	TrueBlue (a)	4,767
	Temporary Manual Labor
109,000	Forward Air	3,093
	Freight Transportation Between Airports
396,000	American Reprographics (a)	3,006
	Document Management & Logistics
		10,866
	> Steel 0.6%
486,000	GrafTech International (a)	9,642
	Industrial Graphite Materials Producer
		9,642
	> Industrial Distribution 0.5%
350,000	Interline Brands (a)	7,970
	Industrial Distribution
		7,970
	> Construction 0.4%
284,000	St. Joe (a)(b)	6,205
	Florida Panhandle Landowner
		6,205
	> Waste Management 0.3%
195,000	Waste Connections	5,368
	Solid Waste Management
		5,368
	> Water 0.1%
550,000	Mueller Water Products	2,294
	Fire Hydrants, Valves & Ductile Iron Pipes
		2,294
Industrial Goods & Services: Total		258,087
Finance 11.0%
	> Banks 5.6%
981,941	Valley National Bancorp	14,042
	New Jersey/New York Bank
692,400	Associated Banc-Corp	10,490
	Midwest Bank
659,800	TCF Financial	9,772
	Great Lakes Bank
431,597	Lakeland Financial	9,262
	Indiana Bank
532,000	MB Financial	9,214
	Chicago Bank
170,000	SVB Financial Group (a)	9,018
	Bank to Venture Capitalists
571,000	Whitney Holding	8,080
	Gulf Coast Bank

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Banks—continued
1,478,200	First Busey	$6,948
	Illinois Bank
527,700	Pacific Continental	5,309
	Pacific Northwest Bank
269,600	Eagle Bancorp (a)	3,890
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,296
	Baltimore/D.C. Bank
210,000	CVB Financial (b)	1,821
	Inland Empire Business Bank
90,000	TriCo Bancshares	1,453
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	1,200
	Colorado Bank
245,000	Wilmington Trust	1,063
	Delaware Trust Bank
247,500	Green Bankshares (a)(b)	792
	Tennessee Bank
		95,650
	> Finance Companies 3.3%
345,000	World Acceptance (a)	18,216
	Personal Loans
335,418	McGrath Rentcorp	8,795
	Temporary Space & IT Rentals
240,000	GATX	8,467
	Rail Car Lessor
412,500	Aaron Rents	8,411
	Rent to Own
165,000	Textainer Group Holdings	4,701
	Top International Container Leasor
230,000	CAI International (a)	4,508
	International Container Leasing
201,000	H&E Equipment Services (a)	2,325
	Heavy Equipment Leasing
99,200	Marlin Business Services (a)	1,255
	Small Equipment Leasing
		56,678
	> Brokerage & Money Management 1.0%
209,500	Eaton Vance	6,333
	Specialty Mutual Funds
675,000	MF Global (a)	5,643
	Futures Broker
140,000	Investment Technology Group (a)	2,292
	Electronic Trading
173,073	Kaiser Federal Financial Group	2,004
	Los Angeles Savings & Loan
		16,272
	> Savings & Loans 0.8%
756,000	ViewPoint Financial	8,838
	Texas Thrift
215,000	Berkshire Hills Bancorp	4,751
	Northeast Thrift
		13,589

Number of Shares		Value (000)
	> Insurance 0.3%
222,000	Tower Group	$5,679
	Commercial & Personal Lines Insurance
		5,679
Finance: Total		187,868
Energy & Minerals 8.5%
	> Oil Services 4.8%
500,000	FMC Technologies (a)	44,455
	Oil & Gas Wellhead Manufacturer
755,000	Atwood Oceanics (a)	28,215
	Offshore Drilling Contractor
95,000	Bristow (a)	4,498
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
104,000	Exterran Holdings (a)	2,491
	Natural Gas Compressor Rental & Fabrication
106,000	Tesco (a)	1,683
	Developing New Well Drilling Technologies
		81,342
	> Oil & Gas Producers 2.9%
1,135,000	Quicksilver Resources (a)	16,730
	Natural Gas & Coal Steam Gas Producer
133,000	SM Energy	7,838
	Oil & Gas Producer
230,000	Northern Oil & Gas (a)	6,258
	Small E&P Company in North Dakota Bakken
162,000	Carrizo Oil & Gas (a)	5,587
	Oil & Gas Producer
129,000	Rosetta Resources (a)	4,856
	Oil & Gas Producer Exploring in South Texas & Montana
260,438	Houston American Energy (b)	4,711
	Oil & Gas Exploration & Production in Colombia
84,000	Swift Energy (a)	3,289
	Oil & Gas Exploration & Production Co.
22,800	Oasis Petroleum (a)	618
	Oil Producer in North Dakota
		49,887
	> Mining 0.8%
100,000	Core Laboratories (Netherlands)	8,905
	Oil & Gas Reservoir Consulting
393,000	Alexco Resource (a)	3,218
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)	686
	U.S. Copper/Molybdenum Mine
		12,809
Energy & Minerals: Total		144,038
Health Care 8.1%
	> Biotechnology & Drug Delivery 4.8%
344,394	BioMarin Pharmaceutical (a)	9,275
	Biotech Focused on Orphan Diseases
137,000	United Therapeutics (a)	8,661
	Biotech Focused on Rare Diseases
491,882	Seattle Genetics (a)	7,354
	Antibody-based Therapies for Cancer

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Biotechnology & Drug Delivery—continued
190,000	Onyx Pharmaceuticals (a)	$7,005
	Commercial-stage Biotech Focused on Cancer
810,000	Micromet (a)	6,577
	Next-generation Antibody Technology
626,000	Isis Pharmaceuticals (a)	6,335
	Biotech Pioneer in Anti-sense Drugs
1,055,000	Allos Therapeutics (a)	4,864
	Cancer Drug Development
600,000	NPS Pharmaceuticals (a)	4,740
	Orphan Drugs & Healthy Royalties
363,000	Nektar Therapeutics (a)	4,665
	Drug Delivery Technologies
600,000	Chelsea Therapeutics (a)	4,500
	Biotech Focused on Rare Diseases
205,000	Auxilium Pharmaceuticals (a)(b)	4,325
	Biotech Focused on Niche Disease Areas
92,400	InterMune (a)	3,363
	Drugs for Pulmonary Fibrosis & Hepatitis C
122,900	Acorda Therapeutics (a)	3,350
	Biopharma Company Focused on Nervous Disorder Drugs
530,282	Idenix Pharmaceuticals (a)	2,673
	Developer of Drugs for Infectious Diseases
450,000	Array Biopharma (a)	1,345
	Drugs for Cancer & Inflammatory Diseases
191,040	Nabi Biopharmaceuticals (a)	1,106
	Biotech Focused on Vaccines
220,000	Anthera Pharmaceuticals (a)	1,074
	Biotech Focused on Cardiovascular, Cancer & Immunology
18,181	Metabolex, Series A-1 (a)(d)	18
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)	2
	Cardiovascular Biotech Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	1
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	1
	High Throughput Rational Drug Design
100,000	IsoRay - Warrants (a)(d)	1
	Radiology Cancer Company
		81,235
	> Medical Equipment & Devices 2.1%
185,000	Alexion Pharmaceuticals (a)	14,902
	Biotech Focused on Orphan Diseases
184,000	Sirona Dental Systems (a)	7,687
	Manufacturer of Dental Equipment
76,000	Gen-Probe (a)	4,435
	Molecular In-vitro Diagnostics
53,000	Idexx Laboratories (a)	3,669
	Diagnostic Equipment & Services for Veterinarians
25,000	Illumina (a)	1,583
	Leading Tools & Service Provider for Genetic Analysis
95,200	Pacific Biosciences of California (a)	1,515
	Genome Sequencing

Number of Shares		Value (000)
72,000	American Medical Systems (a)	$1,358
	Medical Devices to Treat Urological Conditions
246,834	Nanosphere (a)	1,076
	Molecular Diagnostics Company with Best of Breed Platform
		36,225
	> Health Care Services 0.6%
653,900	Health Management Associates (a)	6,238
	Non-urban Hospitals
45,000	Mednax (a)	3,028
	Physician Management for Pediatric & Anesthesia Practices
		9,266
	> Medical Supplies 0.4%
295,600	Cepheid (a)	6,725
	Molecular Diagnostics
11,800	Neogen (a)	484
	Food & Animal Safety Products
		7,209
	> Pharmaceuticals 0.2%
481,782	Akorn (a)	2,924
	Develops, Manufactures & Sells Specialty Generic Drugs
54,800	Alimera Sciences (a)	569
	Ophthalmogy-focused Pharmaceutical Company
		3,493
Health Care: Total		137,428
Other Industries 5.8%
	> Real Estate 4.8%
995,200	BioMed Realty Trust	18,560
	Life Science-focused Office Buildings
915,000	Extra Space Storage	15,921
	Self Storage Facilities
246,000	Corporate Office Properties	8,598
	Office Buildings
1,450,000	Kite Realty Group	7,845
	Community Shopping Centers
177,000	Kilroy Realty	6,455
	Southern California Office & Industrial Properties
405,000	Associated Estates Realty	6,192
	Multi-family Properties
1,058,000	DCT Industrial Trust	5,618
	Industrial Properties
98,619	Macerich	4,672
	Regional Shopping Malls
191,000	Dupont Fabros Technology	4,063
	Technology-focused Office Buildings
400,000	Education Realty Trust	3,108
	Student Housing
		81,032
	> Transportation 1.0%
210,091	Rush Enterprises, Class A (a)	4,294
115,000	Rush Enterprises, Class B (a)	2,068
	Truck Sales & Services

See accompanying notes to financial statements.

Number of Shares or Principal Amount (000)		Value (000)
	> Transportation—continued
156,000	World Fuel Services	$5,641
	Global Fuel Broker
310,000	Heartland Express	4,966
	Regional Trucker
		16,969
Other Industries: Total		98,001
Total Equities: 99.6% (Cost: $1,177,142)		1,691,308
Securities Lending Collateral: 0.9%
15,767,797	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.01%)	15,768
Total Securities Lending Collateral: (Cost: $15,768)		15,768
Short-Term Obligation: 1.1%
	> Repurchase Agreement: 1.1%
$18,498	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 4/28/14, market value $18,869 (repurchase proceeds $18,498)	18,498
Total Short Term Obligation: (Cost: $18,498)		18,498
Total Investments: 101.6% (Cost: $1,211,408)(f)		1,725,574
Obligation to Return Collateral for Securities Loaned: (0.9)%		(15,768)
Cash and Other Assets Less Liabilities: (0.7)%		(11,260)
Total Net Assets: 100.0%		$1,698,546

ADR = American Depositary Receipts.

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $15,262.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliate	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
Cavco Industries*	327,900	-	166,900	161,000	$7,517	$-
RCM Technologies	786,000	-	76,000	710,000	3,294	-
Total of Affiliated Transactions	1,113,900	-	242,900	871,000	$10,811	$-

*   At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of this affiliated company at December 31, 2010, were $4,479 and $3,294, respectively. Investments in the affiliated company represented 0.2% of total net assets at December 31, 2010.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $23, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1	2/11/00	18,181	$2,000	$18
Medicure - Warrants	12/22/06	738,060	-	2
IsoRay - Warrants	3/21/07	100,000	-	1
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	37,500	1,500	1
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	19,329	56	1
			$3,556	$23

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At December 31, 2010, for federal income tax purposes, the cost of investments was $1,211,741 and net unrealized appreciation was $513,833, consisting of gross unrealized appreciation of $618,098 and gross unrealized depreciation of $104,265.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$568,893	$-	$-	$568,893
Consumer Goods & Services	296,993	-	-	296,993
Industrial Goods & Services	258,087	-	-	258,087
Finance	187,868	-	-	187,868
Energy & Minerals	144,038	-	-	144,038
Health Care	137,405	3	20	137,428
Other Industries	98,001	-	-	98,001
Total Equities	1,691,285	3	20	1,691,308
Total Securities Lending Collateral	15,768	-	-	15,768
Total Short-Term Obligation	-	18,498	-	18,498
Total Investments	$1,707,053	$18,501	$20	$1,725,574

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sells	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Health Care	$25	$-	$(5)	$-	$-	$-	$-	$20
	$25	$-	$(5)	$-	$-	$-	$-	$20

  The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $5. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Europe
> United Kingdom
Archipelago Resources	0	422,600
Chemring	207,000	286,000
JLT Group	0	360,308
> Netherlands
Aalberts Industries	0	238,000
AkzoNobel	0	74,000
> Germany
Rheinmetall	0	67,000
> France
Neopost	101,355	126,000
> Ireland
United Drug	2,860,000	3,213,000
> Iceland
Marel	0	4,800,000
> Russia
Mail.ru - GDR	0	107,000
Asia
> Japan
Asahi Diamond Industrial	140,100	241,000
Gree	265,000	396,000
Kansai Paint	1,879,000	1,932,000
> Hong Kong
Mongolian Mining	0	1,555,500
Latin America
> Argentina
Union Agriculture Group	0	1,000,000

	Number of Shares
	09/30/10	12/31/10
Sales
Europe
> United Kingdom
Cobham	3,145,000	2,287,000
Intertek Group	530,000	412,000
Micro Focus	1,280,000	553,600
Serco	2,300,000	2,139,000
> Netherlands
Core Laboratories	82,000	51,000
> Spain
Red Eléctrica de España	127,000	93,000
Asia
> Japan
Ain Pharmaciez	164,000	110,000
Kamigumi	242,400	0
Rohto Pharmaceutical	343,300	0
> China
Jiangsu Expressway	17,450,000	14,649,000
Zhaojin Mining Industry	5,515,200	2,876,700
> Singapore
Olam International	4,100,000	3,750,000
Other Countries
> Canada
Eldorado Gold	243,250	0
Pan American Silver	548,000	287,000
> South Africa
Naspers	287,000	271,000
Latin America
> Columbia
Pacific Rubiales Energy	615,000	525,000

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 94.8%
Europe 43.7%
	> United Kingdom 16.0%
2,139,000	Serco	$18,525
	Facilities Management
286,000	Chemring	12,949
	Defense Manufacturer of Countermeasures & Energetics
412,000	Intertek Group	11,402
	Testing, Inspection & Certification Services
568,000	Petropavlovsk	10,131
	Gold & Iron Ore Mining in Russia
2,287,000	Cobham	7,256
	Aerospace Components
13,467,511	Workspace Group	4,934
	United Kingdom Real Estate
360,308	JLT Group	3,534
	International Business Insurance Broker
553,600	Micro Focus	3,355
	United Kingdom Legacy Software Provider
422,600	Archipelago Resources (a)	402
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		72,488
	> Netherlands 8.5%
175,427	Fugro	14,417
	Sub-sea Oilfield Services
258,904	Imtech	9,822
	Electromechanical & Information & Communications Technologies Installation & Maintenance
238,000	Aalberts Industries	5,017
	Flow Control & Heat Treatment
74,000	AkzoNobel	4,597
	Largest Global Supplier of Protective Paints & Coatings
51,000	Core Laboratories	4,542
	Oil & Gas Reservoir Consulting
		38,395
	> Germany 4.2%
672,000	Wirecard	9,205
	Online Payment Processing & Risk Management
67,000	Rheinmetall	5,389
	Defense & Automotive
200,000	Rhoen-Klinikum	4,403
	Health Care Services
		18,997
	> Sweden 4.0%
836,666	Hexagon	17,944
	Measurement Equipment & Software
		17,944
	> Switzerland 2.9%
51,000	Kuehne & Nagel	7,085
	Freight Forwarding/Logistics
135,900	Bank Sarasin & Cie	6,193
	Private Banking
		13,278

Number of Shares		Value (000)
	> France 2.4%
126,000	Neopost	$10,978
	Postage Meter Machines
		10,978
	> Ireland 2.0%
3,213,000	United Drug	9,016
	Irish Pharmaceutical Wholesaler & Outsourcer
		9,016
	> Spain 1.0%
93,000	Red Eléctrica de España	4,373
	Spanish Power Transmission
		4,373
	> Iceland 0.9%
4,800,000	Marel (a)	4,182
	Largest Manufacturer of Poultry & Fish Processing Equipment
		4,182
	> Denmark 0.9%
29,000	Novozymes	4,041
	Industrial Enzymes
		4,041
	> Russia 0.9%
107,000	Mail.ru - GDR (a)(b)	3,852
	Internet Social Networking & Games for Russian Speakers
		3,852
Europe: Total		197,544
Asia 32.1%
	> Japan 14.4%
1,932,000	Kansai Paint	18,693
	Paint Producer in Japan, India, China & Southeast Asia
4,450	Seven Bank	9,421
	ATM Processing Services
8,550	Jupiter Telecommunications	8,993
	Largest Cable Service Provider in Japan
189,300	Benesse	8,718
	Education Service Provider
900	Orix JREIT	5,851
	Diversified REIT
396,000	Gree	5,034
	Mobile Social Networking Game Developer/Platform
241,000	Asahi Diamond Industrial	4,576
	Consumable Diamond Tools
110,000	Ain Pharmaciez	3,868
	Dispensing Pharmacy/Drugstore Operator
		65,154
	> China 6.3%
14,649,000	Jiangsu Expressway	16,811
	Chinese Toll Road Operator
2,876,700	Zhaojin Mining Industry	11,769
	Gold Mining & Refining in China
		28,580

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

Number of Shares		Value (000)
	> Singapore 5.9%
10,800,000	Ascendas REIT	$17,420
	Singapore Industrial Property Landlord
3,750,000	Olam International	9,175
	Agriculture Supply Chain Manager
		26,595
	> South Korea 5.1%
89,000	NHN (a)	17,760
	South Korea's Largest Online Search Engine
151,000	Woongjin Coway	5,358
	South Korean Household Appliance Rental Service Provider
		23,118
	> Hong Kong 0.4%
1,555,500	Mongolian Mining (a)	1,815
	Coking Coal Mining in Mongolia
		1,815
Asia: Total		145,262
Other Countries: 14.6%
	> Canada 5.4%
287,000	Pan American Silver	11,827
	Silver Mining
125,000	AG Growth	6,295
	Leading Manufacturer of Augers & Grain Handling Equipment
210,400	CCL Industries	6,268
	Leading Global Label Manufacturer
		24,390
	> South Africa 3.5%
271,000	Naspers	15,960
	Media in Africa, China, Russia & Other Emerging Markets
		15,960
	> Australia 3.1%
961,000	UGL	14,183
	Engineering & Facilities Management
		14,183
	> United States 1.4%
171,000	Atwood Oceanics (a)	6,390
	Offshore Drilling Contractor
		6,390
	> Israel 1.2%
310,000	Israel Chemicals	5,316
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		5,316
Other Countries: Total		66,239
Latin America 4.4%
	> Colombia 3.9%
525,000	Pacific Rubiales Energy	17,820
	Oil Production & Exploration in Colombia
		17,820

Number of Shares or Principal Amount (000)		Value (000)
	> Argentina 0.5%
1,000,000	Union Agriculture Group (a)(b)	$2,200
	Farmland Operator in Uruguay
		2,200
Latin America: Total		20,020
Total Equities: 94.8% (Cost: $309,207)		429,065
Short-Term Obligations: 4.7%
	> Repurchase Agreement 4.2%
$19,283	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 4/28/14, market value $19,670 (repurchase proceeds $19,283)	19,283
		19,283
	> Commercial Paper 0.5%
2,200	Toyota Motor Credit 0.20% due 1/21/11	2,200
		2,200
Total Short-Term Obligations 4.7% (Cost: $21,483)		21,483
Total Investments: 99.5% (Cost: $330,690)(c)(d)		450,548
Cash and Other Assets Less Liabilities: 0.5%		2,119
Total Net Assets: 100%		$452,667

GDR = Global Depositary Receipts.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $6,052, which represented 1.34% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru - GDR	11/05/10-12/31/10	107,000	$3,732	$3,852
Union Agriculture Group	2/08/10	1,000,000	2,200	2,200
			$5,932	$6,052

(c)  At December 31, 2010, for federal income tax purposes, the cost of investments was $337,719 and net unrealized appreciation was $112,829, consisting of gross unrealized appreciation of $120,672 and gross unrealized depreciation of $7,843.

(d)  On December 31, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$77,216	17.1
British Pound	72,488	16.0
Japanese Yen	65,154	14.4
U.S. Dollar	50,294	11.1
Hong Kong Dollar	30,395	6.7
Canadian Dollar	30,383	6.7
Singapore Dollar	26,595	5.9
South Korean Won	23,118	5.1
Other currencies less than 5% of total net assets	74,905	16.5
	$450,548	99.5

The following table summarizes the inputs used, as December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$8,394	$189,150	$-	$197,544
Asia	-	145,262	-	145,262
Other Countries	30,780	35,459	-	66,239
Latin America	17,820	-	2,200	20,020
Total Equities	56,994	369,871	2,200	429,065
Total Short-Term Obligations	-	21,483	-	21,483
Total Investments	$56,994	$391,354	$2,200	$450,548

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sells	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Latin America
Argentina	$-	$-	$-	$2,200	$-	$-	$-	$2,200
	$-	$-	$-	$2,200	$-	$-	$-	$2,200

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2010, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$42,492	9.4
Industrial Materials & Specialty Chemicals	32,647	7.2
Machinery	31,420	6.9
Electrical Components	20,205	4.5
Outsourcing Services	18,525	4.1
Conglomerates	5,017	1.1
	150,306	33.2
> Information
Internet Related	37,572	8.3
Instrumentation	17,944	4.0
Financial Processors	9,205	2.0
CATV	8,993	2.0
Gaming Equipment & Services	5,034	1.1
Business Software	3,355	0.7
	82,103	18.1
> Energy & Minerals
Mining	40,486	9.0
Oil Services	20,807	4.6
Oil & Gas Producers	17,820	3.9
Agricultural Commodities	2,200	0.5
	81,313	18.0
> Other Industries
Real Estate	28,205	6.2
Transportation	16,811	3.7
Regulated Utilities	4,373	1.0
	49,389	10.9

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Other Consumer Services	$14,076	3.1
Food & Beverage	9,175	2.0
Nondurables	6,268	1.4
Retail	3,868	0.9
	33,387	7.4
> Finance
Banks	9,421	2.1
Brokerage & Money Management	6,193	1.3
Insurance	3,534	0.8
	19,148	4.2
> Health Care
Pharmaceuticals	9,016	2.0
Health Care Services	4,403	1.0
	13,419	3.0
Total Equities:	429,065	94.8
Short-Term Obligations:	21,483	4.7
Total Investments:	450,548	99.5
Cash and Other Assets Less Liabilities:	2,119	0.5
Net Assets:	$452,667	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/10	12/31/10
Purchases
Consumer Goods & Services
Career Education	1,600,000	1,900,000
Hertz	8,500,000	8,650,000
IFM Investments (Century 21 China RE) - ADR (China)	2,100,000	2,300,000
Energy & Minerals
Canadian Overseas Petroleum (United Kingdom)	0	7,200,000
Canadian Overseas Petroleum - Subscription Receipts (United Kingdom)	0	16,800,000
Canadian Overseas Petroleum - Warrants (United Kingdom)	0	3,600,000
Houston American Energy	1,050,000	1,184,800
Kirkland Lake Gold (Canada)	0	1,000,000
Petrodorado (Colombia)	3,005,500	11,256,000
Real Goods Solar	1,400,000	1,500,000
Union Agriculture Group (Argentina)	0	9,090,909
Information
Mail.ru - GDR (Russia)	0	507,563
Mettler Toledo	100,000	120,000
Navigant Consulting	1,451,900	2,300,000
VisionChina Media - ADR (China)	3,242,000	3,675,000
WNS - ADR (India)	4,147,878	4,200,000
Industrial Goods & Services
Ametek	1,100,000	1,860,000
Expeditors International of Washington	600,000	750,000
Neopost (France)	0	107,000
Pall	0	400,000
Finance
Discover Financial Services	4,850,000	5,150,000
Other Industries
Wisconsin Energy	200,000	250,000
Health Care
Akorn	0	977,671

	Number of Shares
	09/30/10	12/31/10
Sales
Consumer Goods & Services
Abercrombie & Fitch	1,650,000	1,600,000
Expedia	2,500,000	484,810
ITT Educational Services	1,050,000	1,000,000
lululemon athletica	394,917	350,000
Tractor Supply Company	120,000	0
Energy & Minerals
Pacific Rubiales Energy (Colombia)	5,250,000	4,600,000
Petroamerica (Colombia)	16,443,900	0
Tetra Technologies	3,700,000	0
Information
CardTronics	2,100,000	779,395
Sanmina-SCI	8,000,000	7,100,000
Industrial Goods & Services
Quanta Services	1,650,000	928,000
Finance
CNO Financial Group	13,500,000	12,500,000
Eaton Vance	450,260	0
Other Industries
American Commercial Lines	850,000	0

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
		Equities: 95.1%
Consumer Goods & Services 26.0%
	> Retail 9.4%
1,600,000	Abercrombie & Fitch	$92,208
	Teen Apparel Retailer
3,800,000	Safeway	85,462
	Supermarkets
350,000	lululemon athletica (a)(b)	23,947
	Premium Active Apparel Retailer
3,500,000	Wet Seal (a)	12,950
	Specialty Apparel Retailer
		214,567
	> Travel 6.0%
8,650,000	Hertz (a)	125,338
	Largest U.S. Rental Car Operator
484,810	Expedia	12,164
	Online Travel Services Company
		137,502
	> Educational Services 4.5%
1,000,000	ITT Educational Services (a)	63,690
	Post-secondary Degree Services
1,900,000	Career Education (a)	39,387
	Post-secondary Education
		103,077
	> Apparel 2.8%
1,135,000	Coach	62,777
	Designer & Retailer of Branded Leather Accessories
		62,777
	> Casinos & Gaming 1.6%
335,000,000	RexLot Holdings (China)	35,341
	Lottery Equipment Supplier in China
		35,341
	> Leisure Products 0.7%
500,000	Thor Industries	16,980
	RV & Bus Manufacturer
		16,980
	> Other Consumer Services 0.5%
2,300,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	11,500
	Provides Real Estate Services in China
		11,500
	> Food & Beverage 0.5%
1,000,000	GLG Life Tech (Canada) (a)	10,740
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		10,740
Consumer Goods & Services: Total		592,484
Energy & Minerals 20.3%
	> Oil & Gas Producers 14.9%
4,600,000	Pacific Rubiales Energy (Colombia)	156,140
	Oil Production & Exploration in Colombia
32,240,000	Canacol Energy (Columbia) (a)(c)	50,907
4,000,000	Canacol Energy (Colombia) (a)(c)(d)	6,190
	Oil Producer in South America

Number of Shares		Value (000)
35,950,000	ShaMaran Petroleum (Iraq) (a)(c)	$49,172
	Oil Exploration in Kurdistan
17,144,000	Petrodorado (Colombia) (a)(c)(d)	11,997
11,256,000	Petrodorado (Columbia) (a)(c)	8,038
17,144,000	Petrodorado - Warrants (Colombia) (a)(c)(d)	7,242
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
1,184,800	Houston American Energy (b)	21,433
	Oil & Gas Exploration & Production in Colombia
16,800,000	Canadian Overseas Petroleum - Subscription Receipts (United Kingdom) (a)(d)	14,075
7,200,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	5,180
3,600,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)	851
	Oil & Gas Exploration & Production in the North Sea
13,125,000	Petromanas (Canada) (a)(d)	5,110
5,000,000	Petromanas (Canada) (a)	1,986
6,562,500	Petromanas - Warrants (Canada) (a)(d)	776
	Exploring for Oil in Albania
		339,097
	> Alternative Energy 2.1%
3,200,000	Canadian Solar (China) (a)(b)(c)	39,648
	Solar Cell & Module Manufacturer
4,500,000	Synthesis Energy Systems (China) (a)(c)	5,265
	Owner/Operator of Gasification Plants
1,500,000	Real Goods Solar (a)(c)	3,750
	Residential Solar Energy Installer
		48,663
	> Agricultural Commodities 1.9%
38,000,000	Eacom Timber (Canada) (a)(c)(d)	24,345
	Canadian Lumber Producer
9,090,909	Union Agriculture Group (Argentina) (a)(d)	20,000
	Farmland Operator in Uruguay
		44,345
	> Mining 0.7%
1,000,000	Kirkland Lake Gold (Canada) (a)	16,062
	Gold Mining
		16,062
	> Oil Services 0.7%
11,324,000	Tuscany International Drilling (Colombia) (a)(c)(d)	15,626
1,900,000	Tuscany International Drilling - Warrants (Colombia) (a)(c)(d)	243
	South America-based Drilling Rig Contractor
		15,869
Energy & Minerals: Total		464,036

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

Number of Shares		Value (000)
Information 20.0%
	> Mobile Communications 6.9%
1,550,000	Crown Castle International (a)	$67,936
	Communications Towers
900,000	American Tower (a)	46,476
	Communications Towers
15,000,000	Globalstar (a)(b)(c)	21,750
	Satellite Mobile Voice & Data Carrier
505,000	SBA Communications (a)	20,675
	Communications Towers
		156,837
	> Contract Manufacturing 3.6%
7,100,000	Sanmina-SCI (a)(c)	81,508
	Electronic Manufacturing Services
		81,508
	> Computer Services 2.1%
4,200,000	WNS - ADR (India) (a)(b)(c)	48,594
	Offshore BPO (Business Process Outsourcing) Services
		48,594
	> Business Software 1.8%
7,000,000	Novell (a)	41,440
	Directory, Operating System & Identity Management Software
		41,440
	> Computer Hardware & Related Equipment 1.7%
750,000	Amphenol	39,585
	Electronic Connectors
		39,585
	> Business Information & Marketing Services 0.9%
2,300,000	Navigant Consulting (a)	21,160
	Financial Consulting Firm
		21,160
	> Internet Related 0.8%
507,563	Mail.ru - GDR (Russia) (a)(d)	18,272
	Internet Social Networking & Games for Russian Speakers
		18,272
	> Instrumentation 0.8%
120,000	Mettler Toledo (a)	18,145
	Laboratory Equipment
		18,145
	> Advertising 0.8%
3,675,000	VisionChina Media - ADR (China) (a)(b)(c)	17,052
	Advertising on Digital Screens in China's Mass Transit System
		17,052
	> Financial Processors 0.6%
779,395	CardTronics (a)	13,796
	Operates the World's Largest Network of ATMs
		13,796
Information: Total		456,389

Number of Shares		Value (000)
Industrial Goods & Services 12.8%
	> Machinery 4.5%
1,860,000	Ametek	$73,005
	Aerospace/Industrial Instruments
400,000	Pall	19,832
	Filtration & Fluids Clarification
107,000	Neopost (France)	9,323
	Postage Meter Machines
		102,160
	> Waste Management 2.4%
1,500,000	Waste Management	55,305
	U.S. Garbage Collection & Disposal
		55,305
	> Industrial Materials & Specialty Chemicals 2.0%
1,000,000	Nalco Holding Company	31,940
	Provider of Water Treatment & Process Chemicals & Services
1,800,000	ChemSpec International - ADR (China)	13,464
	Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing
		45,404
	> Other Industrial Services 1.8%
750,000	Expeditors International of Washington	40,950
	International Freight Forwarder
		40,950
	> Industrial Distribution 1.3%
220,000	WW Grainger	30,384
	Industrial Distribution
		30,384
	> Outsourcing Services 0.8%
928,000	Quanta Services (a)	18,486
	Electrical & Telecom Construction Services
		18,486
Industrial Goods & Services: Total		292,689
Finance 11.2%
	> Credit Cards 4.2%
5,150,000	Discover Financial Services	95,429
	Credit Card Company
		95,429
	> Insurance 3.7%
12,500,000	CNO Financial Group (a)	84,750
	Life, Long-term Care & Medical Supplement Insurance
		84,750
	> Brokerage & Money Management 3.3%
6,000,000	MF Global (a)	50,160
	Futures Broker
1,100,000	SEI Investments	26,169
	Mutual Fund Administration & Investment Management
		76,329
Finance: Total		256,508

See accompanying notes to financial statements.

Number of Shares or Principal Amount (000)		Value (000)
Other Industries 4.0%
	> Transportation 2.3%
1,300,000	JB Hunt Transport Services	$53,053
	Truck & Intermodal Carrier
		53,053
	> Real Estate 1.0%
1,200,000	BioMed Realty Trust	22,380
	Life Science-focused Office Buildings
		22,380
	> Regulated Utilities 0.7%
250,000	Wisconsin Energy	14,715
	Wisconsin Utility
		14,715
Other Industries: Total		90,148
Health Care 0.8%
	> Biotechnology & Drug Delivery 0.5%
1,500,000	NPS Pharmaceuticals (a)	11,851
	Orphan Drugs & Healthy Royalties
		11,851
	> Pharmaceuticals 0.3%
977,671	Akorn (a)	5,934
	Develops, Manufactures & Sells Specialty Generic Drugs
		5,934
Health Care: Total		17,785
Total Equities: 95.1% (Cost: $1,522,342)		2,170,039
Securities Lending Collateral: 1.4%
32,972,313	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.01%)	32,972
Total Securities Lending Collateral: (Cost: $32,972)		32,972
Short-Term Obligations: 4.2%
	> Repurchase Agreement 3.3%
$75,207	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturiting 8/26/14, market value $76,713 (repurchase proceeds $75,208)	75,207
		75,207

Principal Amount (000)		Value (000)
	> Commercial Paper 0.9%
$11,200	Toyota Motor Credit 0.20% due 1/21/11	$11,199
9,550	ConocoPhillips (f) 0.26% due 1/14/11	9,549
		20,748
Total Short-Term Obligations: (Amortized Cost: $95,955)		95,955
Total Investments: 100.7% (Cost: $1,651,269)(g)		2,298,966
Obligation to Return Collateral for Securities Loaned: (1.4)%		(32,972)
Cash and Other Assets Less Liabilities: 0.7%		16,861
Total Net Assets: 100.0%		$2,282,855

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $31,854.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares.

  Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliates	Balance of Shares Held 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
American Commercial Lines*	1,125,000	250,000	1,375,000	-	$-	$-
Canacol Energy	32,240,000	4,000,000	-	36,240,000	57,097	-
Canadian Solar	1,900,000	1,300,000	-	3,200,000	39,648	-
CardTronics*	2,620,000	-	1,840,605	779,395	13,796	-
China Mass Media - ADR*	1,662,685	-	1,662,685	-	-	-
CNO Financial Group*	13,500,000	-	1,000,000	12,500,000	84,750	-
Eacom Timber	-	38,000,000	-	38,000,000	24,345	-
Globalstar	13,400,800	1,599,200	-	15,000,000	21,750	-
IFM Investments (Century 21 China RE) - ADR	-	2,300,000	-	2,300,000	11,500	-
Petrodorado**	-	45,544,000	-	45,544,000	27,277	-
Real Goods Solar	1,400,000	100,000	-	1,500,000	3,750	-
Sanmina-SCI	8,200,000	-	1,100,000	7,100,000	81,508	-
ShaMaran Petroleum	31,000,000	4,950,000	-	35,950,000	49,172	-
SkillSoft - ADR*	9,000,000	-	9,000,000	-	-	-
Synthesis Energy Systems	2,200,000	2,300,000	-	4,500,000	5,265	-
Tetra Technologies*	5,000,000	-	5,000,000	-	-	-
Tuscany International Drilling**	-	13,224,000	-	13,224,000	15,869	-
VisionChina Media - ADR	4,250,000	1,425,959	2,000,959	3,675,000	17,052	-
WNS - ADR	3,913,900	286,100	-	4,200,000	48,594	-
Total of Affiliated Transactions	131,412,385	115,279,259	22,979,249	223,712,395	$501,373	$-

*  At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

**  Includes the effects of a corporate action.

  The aggregate cost and value of these affiliated companies at December 31, 2010, were $395,668 and $402,826, respectively. Investments in affiliated companies represented 17.7% of the Fund's total net assets at December 31, 2010.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the value of these securities amounted to $129,907, which represented 5.69% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Eacom Timber	3/17/10	38,000,000	$18,812	$24,345
Union Agriculture Group	12/08/10	9,090,909	20,000	20,000
Mail.ru - GDR	11/05/10-12/31/10	507,563	18,629	18,272
Tuscany International Drilling	2/12/10-3/23/10	11,324,000	12,989	15,626
Canadian Overseas Petroleum - Subscription Receipts	11/24/10	16,800,000	8,234	14,075
Petrodorado	11/20/09	17,144,000	3,607	11,997
Petrodorado - Warrants	11/20/09	17,144,000	2,118	7,242
Canacol Energy	4/15/10	4,000,000	2,963	6,190
Canadian Overseas Petroleum	11/24/10	7,200,000	3,188	5,180
Petromanas	5/20/10	13,125,000	4,561	5,110
Canadian Overseas Petroleum - Warrants	11/24/10	3,600,000	341	851
Petromanas - Warrants	5/20/10	6,562,500	380	776
Tuscany International Drilling - Warrants	2/12/10	1,900,000	235	243
			$96,057	$129,907

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2010, this security had an aggregate value of $9,549, which represented 0.4% of total net assets.

(g)  At December 31, 2010, for federal income tax purposes, the cost of investments was $1,700,305 and net unrealized appreciation was $598,661, consisting of gross unrealized appreciation of $790,213 and gross unrealized depreciation of $191,552.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$557,143	$35,341	$-	$592,484
Energy & Minerals	352,401	91,635	20,000	464,036
Information	456,389	-	-	456,389
Industrial Goods & Services	283,366	9,323	-	292,689
Finance	256,508	-	-	256,508
Other Industries	90,148	-	-	90,148
Health Care	17,785	-	-	17,785
Total Equities	2,013,740	136,299	20,000	2,170,039
Total Securities Lending Collateral	32,972	-	-	32,972
Total Short-Term Obligations	-	95,955	-	95,955
Total Investments	$2,046,712	$232,254	$20,000	$2,298,966

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stocks using a model based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Consumer Goods & Services	$181	$(20,560)	$20,380	$-	$(1)	$-	$-	$-
Energy & Minerals	-	-	-	20,000	-	-	-	20,000
	$181	$(20,560)	$20,380	$20,000	$(1)	$-	$-	$20,000

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $20,380. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, December 31, 2010

Number of Shares		Value (000)
	> Affiliated Stock Funds: 59.7%
388	Columbia Acorn International, Class I	$15,884
1,204	Columbia Dividend Income Fund, Class I	15,741
563	Columbia Marsico Growth Fund, Class I	11,638
385	Columbia Acorn Fund, Class I	11,623
547	Columbia Contrarian Core Fund, Class I	7,837
272	Columbia Acorn Select, Class I	7,829
650	Columbia Large Cap Enhanced Core Fund, Class I	7,816
Total Stock Funds (Cost: $59,637)		78,368
	> Affiliated Bond Funds: 39.7%
2,874	Columbia Intermediate Bond Fund, Class I	26,035
1,402	Columbia U.S. Treasury Index Fund, Class I	15,604
1,334	Columbia Conservative High Yield Fund, Class Z	10,470
Total Bond Funds (Cost: $52,047)		52,109

Principal Amount (000)		Value (000)
Short-Term Obligation: 0.5%
	> Repurchase Agreement: 0.5%
$705	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 9/08/14, market value $722 (repurchase proceeds $705)	$705
Total Short-Term Obligation (Cost: $705)		705
Total Investments: 99.9% (Cost: $112,389)(a)		131,182
Cash and Other Assets Less Liabilities: 0.1%		93
Total Net Assets: 100.0%		$131,275

> Notes to Statement of Investments (dollar values in thousands)

(a)  At December 31, 2010, for federal income tax purposes, the cost of investments was $112,602 and net unrealized appreciation was $18,580, consisting of gross unrealized appreciation of $19,312 and gross unrealized depreciation of $732.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$78,368	$-	$-	$78,368
Total Bond Funds	52,109	-	-	52,109
Total Short-Term Obligation	-	705	-	705
Total Investments	$130,477	$705	$-	$131,182

  The Fund's assets assigned to the Level 2 category include certain short-term obligations generally valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2010	Columbia Acorn Fund		Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,605,670		$4,209,981	$1,206,929	$330,690		$1,255,601		$705
Affiliated investments, at cost (See Note 4)	2,324,758		97,243	4,479	—		395,668		111,684
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $363,573; Columbia Acorn International $51,194; Columbia Acorn USA $15,262; Columbia Acorn International Select $–; Columbia Acorn Select $31,854; Columbia Thermostat Fund $–)	$15,053,040		$5,997,341	$1,722,280	$450,548		$1,896,140		$705
Affiliated investments, at value (See Note 4)	3,446,513		114,116	3,294	—		402,826		130,477
Cash	1,627		5,195	14	687		509		—	*
Foreign currency (cost: Columbia Acorn Fund $28;	29		23,259	—	21		151		—
Columbia Acorn International $22,292; Columbia Acorn International Select $21; Columbia Acorn Select $151)
Net unrealized appreciation on forward foreign currency exchange contracts	—		11,287	—	—		—		—
Receivable for:
Investments sold	33,520		799	98	2,318		26,550		—
Fund shares sold	18,452		41,702	1,308	442		8,550		364
Dividends and interest	8,519		6,392	821	642		1,230		—	*
Securities lending income	372		142	16	14		34		—
Foreign tax reclaims	144		924	—	50		—		—
Expense reimbursement due from Adviser	—		—	—	—		—		12
Trustees' Deferred Compensation Investments	3,047		802	238	—		309		—
Other assets	216		71	20	6		29		1
Total Assets	18,565,479		6,202,030	1,728,089	454,728		2,336,328		131,559
Liabilities:
Collateral on securities loaned	375,541		53,018	15,768	—		32,972		—
Expense reimbursement due to Adviser	—		—	—	—	*	—		—
Payable for:
Investments purchased	34,913		9,387	5,534	816		6,574		—
Fund shares redeemed	37,678		6,943	6,224	637		11,071		121
Management fee	9,717		3,815	1,218	353		1,538		11
Administration fee	605		200	56	15		76		4
12b-1 Service & Distribution fees	1,641		270	82	27		246		46
Reports to shareholders	620		300	78	40		165		33
Deferred Trustees' fees	3,047		802	238	44		309		29
Transfer agent fees	2,501		608	292	42		369		20
Trustees' fees	—	*	— *	1	—	*	—	*	—	*
Professional fee	136		67	30	24		34		13
Custody fees	285		1,020	14	58		108		—
Chief compliance officer expenses	47		16	4	1		6		—	*
Foreign capital gains tax	—		507	—	—		—		—
Other liabilities	36		14	4	4		5		7
Total Liabilities	466,767		76,967	29,543	2,061		53,473		284
Net Assets	$18,098,712		$6,125,063	$1,698,546	$452,667		$2,282,855		$131,275
Composition of Net Assets:
Paid in capital	$11,409,140		$4,691,850	$1,213,358	$370,640		$1,772,391		$141,101
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(48,598)		5,502	(238)	(1,132)		(17,217)		1,479
Accumulated net realized gain/(loss)	169,015		(388,458)	(28,740)	(36,711)		(120,017)		(30,098)
Net unrealized appreciation/(depreciation) on:
Investments	6,569,125		1,804,233	514,166	119,858		647,697		18,793
Foreign capital gains tax	—		(507)	—	—		—		—
Foreign currency translations	30		12,443	—	12		1		—
Net Assets	$18,098,712		$6,125,063	$1,698,546	$452,667		$2,282,855		$131,275
Net asset value per share – Class A (a)	$29.24		$40.87	$27.54	$28.01		$27.94		$12.58
(Net assets/shares)	($3,639,788/124,485)		($810,603/19,836)	($214,097/7,775)	($71,668/2,559)		($555,263/19,872)		($44,527/3,541)
Maximum offering price per share – Class A (b)	$31.02		$43.36	$29.22	$29.72		$29.64		$13.35
(Net asset value per share/front- end sales charge)	($29.24/0.9425)		($40.87/0.9425)	($27.54/0.9425)	($28.01/0.9425)		($27.94/0.9425)		($12.58/0.9425)
Net asset value and offering price per share – Class B (a)	$27.14		$39.96	$25.60	$26.72		$26.06		$12.64
(Net assets/shares)	($287,650/10,599)		($29,368/735)	($9,222/360)	($3,030/113)		($72,203/2,771)		($28,752/2,274)
Net asset value and offering price per share – Class C (a)	$26.85		$39.79	$25.39	$26.58		$25.83		$12.62
(Net assets/shares)	($829,181/30,882)		($110,931/2,788)	($36,101/1,422)	($11,885/447)		($98,445/3,811)		($21,866/1,733)
Net asset value and offering price per share – Class I (c)	$30.19		$40.92	$28.56	$28.33		$28.74	(e)
(Net assets/shares)	($11,627/385)		($66,581/1,627)	($28,993/1,015)	($3/0**)		($7,832/273)
Net asset value and offering price per share – Class Z (d)	$30.19		$40.92	$28.56	$28.33		$28.73		$12.44
(Net assets/shares)	($13,330,466/441,587)		($5,107,580/124,833)	($1,410,133/49,379)	($366,081/12,923)		($1,549,112/53,914)		($36,130/2,904)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Shares commenced operations on September 27, 2010.

(d)  Redemption price per share is equal to net asset value less any applicable redemption fee.

(e)  Due to rounding of shares outstanding.

*  Rounds to less than $500.

**  Rounds to less than 500 shares.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations
For the Year Ended December 31, 2010

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$109,440	$102,078	$9,549	$8,419	$10,990	$—
Dividend income from affiliates (See Note 4)	19,561	2,570	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	2,653
Interest income	762	277	10	33	161	1
Securitites lending income, net	3,053	1,005	149	49	169	—
	132,816	105,930	9,708	8,501	11,320	2,654
Foreign taxes withheld	(1,906)	(8,508)	(15)	(606)	(101)	—
Total Investment Income	130,910	97,422	9,693	7,895	11,219	2,654
Expenses:
Management fee	99,409	37,945	12,548	3,892	16,589	125
Administration fee	6,176	1,979	580	165	813	50
12b-1 Service and Distribution fees:
Class A	7,754	1,613	476	159	1,297	107
Class B	2,783	241	98	24	574	223
Class C	7,388	924	323	110	920	206
Transfer agent fees:
Class A	3,089	1,119	192	113	583	68
Class B	818	91	36	12	195	63
Class C	950	167	41	26	144	36
Class Z	4,362	1,992	681	99	689	17
Custody fees	1,081	3,963	57	233	267	—
Trustees' fees	835	276	83	34	113	13
Reports to shareholders	2,117	1,153	315	198	506	112
Professional fees	502	217	80	50	97	26
Chief compliance officer expenses (See Note 4)	510	159	48	14	69	4
Other expenses	511	244	107	101	147	65
Total expenses	138,285	52,083	15,665	5,230	23,003	1,115
Less custody fees paid indirectly	(1)	(1)	— *	— *	(1)	—
Less reimbursement of expenses by Investment Adviser	—	—	—	(2)	—	(267)
Net Expenses	138,284	52,082	15,665	5,228	23,002	848
Net Investment Income/(Loss)	(7,374)	45,340	(5,972)	2,667	(11,783)	1,806
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	972,387	241,838	96,553	42,552	59,857	(2,634)
Affiliated investments (See Note 4)	139,546	5,786	(1,208)	—	(38,281)	—
Foreign currency transactions and forward foreign currency exchange contracts	(1,053)	34,536	—	(25)	(185)	—
Distributions from affiliated investment company shares	—	—	—	—	—	658
Net realized gain/(loss)	1,110,880	282,160	95,345	42,527	21,391	(1,976)
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	1,864,477	741,944	224,623	38,172	283,122	—
Affiliated investments (See Note 4)	758,959	6,050	4,434	—	123,090	19,741
Foreign currency translations and forward foreign currency exchange contracts	(106)	9,798	—	21	1	—
Foreign capital gains tax	200	710	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	2,623,530	758,502	229,057	38,193	406,213	19,741
Net realized and unrealized gain	3,734,410	1,040,662	324,402	80,720	427,604	17,765
Net Increase in Net Assets resulting from Operations	$3,727,036	$1,086,002	$318,430	$83,387	$415,821	$19,571

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Operations:
Net investment income/(loss)	$(7,374)	$2,492	$45,340	$39,229	$(5,972)	$(4,927)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	971,334	(227,359)	276,374	(246,346)	96,553	(20,041)
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	139,546	(100,539)	5,786	(3,829)	(1,208)	(110)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	1,864,571	3,343,490	752,452	1,558,895	224,623	437,114
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	758,959	1,143,521	6,050	49,345	4,434	1,994
Net Increase from Operations	3,727,036	4,161,605	1,086,002	1,397,294	318,430	414,030
Distributions to Shareholders From:
Net investment income – Class A	(2,387)	—	(12,578)	(6,102)	—	—
Net realized gain – Class A	(100,919)	—	—	—	—	—
Net investment income – Class B	—	—	(290)	(290)	—	—
Net realized gain – Class B	(9,116)	—	—	—	—	—
Net investment income – Class C	—	—	(714)	(348)	—	—
Net realized gain – Class C	(25,102)	—	—	—	—	—
Net investment income – Class I	— *	—	(9)	—	—	—
Net realized gain – Class I	— *	—	—	—	—	—
Net investment income – Class Z	(18,634)	(20,981)	(109,328)	(53,467)	—	—
Net realized gain – Class Z	(361,156)	—	—	—	—	—
Total Distributions to Shareholders	(517,314)	(20,981)	(122,919)	(60,207)	—	—
Share Transactions:
Subscriptions – Class A	843,928	639,685	317,458	181,444	55,029	54,531
Distributions reinvested – Class A	94,158	—	10,862	5,737	—	—
Redemptions – Class A	(866,166)	(744,769)	(221,501)	(140,626)	(59,786)	(66,724)
Net Increase/(Decrease) – Class A	71,920	(105,084)	106,819	46,555	(4,757)	(12,193)
Subscriptions – Class B	989	100	35	14	2	5
Distributions reinvested – Class B	7,325	—	260	264	—	—
Redemptions – Class B	(312,686)	(224,032)	(15,278)	(14,833)	(13,951)	(9,892)
Net Decrease – Class B	(304,372)	(223,932)	(14,983)	(14,555)	(13,949)	(9,887)
Subscriptions – Class C	76,903	58,069	24,476	14,494	1,669	2,513
Distributions reinvested – Class C	19,273	—	590	265	—	—
Redemptions – Class C	(145,469)	(151,419)	(17,799)	(18,021)	(4,671)	(5,210)
Net Increase/(Decrease) – Class C	(49,293)	(93,350)	7,267	(3,262)	(3,002)	(2,697)
Subscriptions – Class I (a)(b)	13,063	—	66,675	—	28,852	—
Distributions reinvested – Class I	—	—	9	—	—	—
Redemptions – Class I	(1,538)	—	(2,003)	—	(293)	—
Net Increase – Class I	11,525	—	64,681	—	28,559	—
Subscriptions – Class Z	2,077,687	1,484,719	1,216,447	671,256	260,284	246,578
Distributions reinvested – Class Z	324,149	17,690	76,344	38,426	—	—
Redemptions – Class Z	(1,969,778)	(1,364,770)	(726,019)	(486,805)	(276,628)	(190,623)
Net Increase/(Decrease) – Class Z	432,058	137,639	566,772	222,877	(16,344)	55,955
Net Increase/(Decrease) from Share Transactions	161,838	(284,727)	730,556	251,615	(9,493)	31,178
Redemption Fees	—	—	239	259	—	—
Increase from regulatory settlements (See Note 9)	1	40	447	1,210	—	5
Total Increase/(Decrease) in Net Assets	3,371,561	3,855,937	1,694,325	1,590,171	308,937	445,213
Net Assets:
Beginning of period	14,727,151	10,871,214	4,430,738	2,840,567	1,389,609	944,396
End of period	$18,098,712	$14,727,151	$6,125,063	$4,430,738	$1,698,546	$1,389,609
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(48,598)	$(20,794)	$5,502	$39,113	$(238)	$(275)

(a)  Shares commenced operations on September 27, 2010.

(b)  Shares reflect activity for the period September 27, 2010 through December 31, 2010.

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Operations:
Net investment income/(loss)	$2,667	$2,398	$(11,783)	$(10,372)	$1,806	$1,281
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	42,527	(31,407)	59,672	31,689	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	—	—	(38,281)	(71,935)	(1,976)	(18,231)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	38,193	127,633	283,123	521,770	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	—	—	123,090	316,510	19,741	51,494
Net Increase from Operations	83,387	98,624	415,821	787,662	19,571	34,544
Distributions to Shareholders From:
Net investment income – Class A	(776)	(456)	—	—	(678)	(7)
Net realized gain – Class A	—	—	—	—	—	—
Net investment income – Class B	(25)	—	—	—	(239)	—
Net realized gain – Class B	—	—	—	—	—	—
Net investment income – Class C	(65)	—	—	—	(124)	—
Net realized gain – Class C	—	—	—	—	—	—
Net investment income – Class I	—	—	—	—	—	—
Net realized gain – Class I	—	—	—	—	—	—
Net investment income – Class Z	(5,241)	(3,077)	—	—	(625)	(115)
Net realized gain – Class Z	—	—	—	—	—	—
Total Distributions to Shareholders	(6,107)	(3,533)	—	—	(1,666)	(122)
Share Transactions:
Subscriptions – Class A	18,214	30,670	115,498	98,691	8,937	5,619
Distributions reinvested – Class A	675	439	—	—	609	6
Redemptions – Class A	(23,778)	(28,558)	(187,411)	(190,444)	(13,847)	(14,381)
Net Increase/(Decrease) – Class A	(4,889)	2,551	(71,913)	(91,753)	(4,301)	(8,756)
Subscriptions – Class B	— *	—	34	39	4	—
Distributions reinvested – Class B	22	—	—	—	218	—
Redemptions – Class B	(1,418)	(1,493)	(30,406)	(23,638)	(8,516)	(12,541)
Net Decrease – Class B	(1,396)	(1,493)	(30,372)	(23,599)	(8,294)	(12,541)
Subscriptions – Class C	1,883	1,872	6,743	6,147	3,195	1,960
Distributions reinvested – Class C	55	—	—	—	109	—
Redemptions – Class C	(3,121)	(3,109)	(19,302)	(21,888)	(5,530)	(10,176)
Net Increase/(Decrease) – Class C	(1,183)	(1,237)	(12,559)	(15,741)	(2,226)	(8,216)
Subscriptions – Class I (a)(b)	3	—	8,577	—	—	—
Distributions reinvested – Class I	—	—	—	—	—	—
Redemptions – Class I	—	—	(931)	—	—	—
Net Increase – Class I	3	—	7,646	—	—	—
Subscriptions – Class Z	67,172	127,520	358,116	278,829	7,895	2,684
Distributions reinvested – Class Z	1,451	833	—	—	560	106
Redemptions – Class Z	(96,502)	(59,794)	(328,729)	(310,353)	(18,853)	(6,183)
Net Increase/(Decrease) – Class Z	(27,879)	68,559	29,387	(31,524)	(10,398)	(3,393)
Net Increase/(Decrease) from Share Transactions	(35,344)	68,380	(77,811)	(162,617)	(25,219)	(32,906)
Redemption Fees	10	33	—	—	—	—
Increase from regulatory settlements (See Note 9)	46	265	—	—	—	—
Total Increase/(Decrease) in Net Assets	41,992	163,769	338,010	625,045	(7,314)	1,516
Net Assets:
Beginning of period	410,675	246,906	1,944,845	1,319,800	138,589	137,073
End of period	$452,667	$410,675	$2,282,855	$1,944,845	$131,275	$138,589
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(1,132)	$1,978	$(17,217)	$(8,359)	$1,479	$1,247

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Subscriptions – Class A	32,735	33,142	8,744	6,366	2,334	3,208
Shares issued in reinvestment – Class A	3,306	—	325	208	—	—
Less shares redeemed – Class A	(34,053)	(39,655)	(6,188)	(5,549)	(2,521)	(3,839)
Net Increase/(Decrease) – Class A	1,988	(6,513)	2,881	1,025	(187)	(631)
Subscriptions – Class B	38	5	1	— *	— *	— *
Shares issued in reinvestment – Class B	276	—	9	10	—	—
Less shares redeemed – Class B	(13,126)	(12,472)	(444)	(588)	(636)	(582)
Net Decrease – Class B	(12,812)	(12,467)	(434)	(578)	(636)	(582)
Subscriptions – Class C	3,197	3,215	700	497	76	148
Shares issued in reinvestment – Class C	733	—	19	10	—	—
Less shares redeemed – Class C	(6,190)	(8,764)	(519)	(740)	(214)	(327)
Net Increase/(Decrease) – Class C	(2,260)	(5,549)	200	(233)	(138)	(179)
Subscriptions – Class I (a)(b)	436	—	1,677	—	1,025	—
Shares issued in reinvestment – Class I	—	—	— *	—	—	—
Less shares redeemed – Class I	(51)	—	(50)	—	(10)	—
Net Increase – Class I	385	—	1,627	—	1,015	—
Subscriptions – Class Z	78,950	75,517	33,971	23,146	10,643	14,152
Shares issued in reinvestment – Class Z	11,048	750	2,239	1,391	—	—
Less shares redeemed – Class Z	(74,926)	(70,272)	(20,195)	(18,261)	(11,173)	(10,509)
Net Increase/(Decrease) – Class Z	15,072	5,995	16,015	6,276	(530)	3,643
Net Increase/(Decrease) in Shares of Beneficial Interest	2,373	(18,534)	20,289	6,490	(476)	2,251

(a)  Shares commenced operations on September 27, 2010.

(b)  Shares reflect activity for the period September 27, 2010 through December 31, 2010.

*  Rounds to less than 500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2010	2009	2010	2009	2010	2009
Subscriptions – Class A	746	1,653	4,815	5,917	765	646
Shares issued in reinvestment – Class A	31	22	—	—	56	1
Less shares redeemed – Class A	(982)	(1,497)	(7,851)	(11,758)	(1,223)	(1,674)
Net Increase/(Decrease) – Class A	(205)	178	(3,036)	(5,841)	(402)	(1,027)
Subscriptions – Class B	— *	—	2	2	— *	—
Shares issued in reinvestment – Class B	1	—	—	—	21	—
Less shares redeemed – Class B	(62)	(85)	(1,342)	(1,512)	(744)	(1,410)
Net Decrease – Class B	(61)	(85)	(1,340)	(1,510)	(723)	(1,410)
Subscriptions – Class C	83	103	299	371	275	212
Shares issued in reinvestment – Class C	2	—	—	—	10	—
Less shares redeemed – Class C	(138)	(174)	(870)	(1,474)	(485)	(1,207)
Net Increase/(Decrease) – Class C	(53)	(71)	(571)	(1,103)	(200)	(995)
Subscriptions – Class I (a)(b)	— *	—	305	—	—	—
Shares issued in reinvestment – Class I	—	—	—	—	—	—
Less shares redeemed – Class I	—	—	(32)	—	—	—
Net Increase – Class I	— *	—	273	—	—	—
Subscriptions – Class Z	2,699	6,808	14,221	15,845	697	307
Shares issued in reinvestment – Class Z	66	42	—	—	51	12
Less shares redeemed – Class Z	(3,845)	(3,083)	(13,400)	(18,178)	(1,710)	(727)
Net Increase/(Decrease) – Class Z	(1,080)	3,767	821	(2,333)	(962)	(408)
Net Increase/(Decrease) in Shares of Beneficial Interest	(1,399)	3,789	(3,853)	(10,787)	(2,287)	(3,840)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$23.98	$17.22	$28.87	$29.02		$27.57
Income from Investment Operations
Net investment income/(loss) (a)	(0.06)	(0.02)	(0.01)	0.05	(b)	0.05
Net realized and unrealized gain/(loss)	6.18	6.78	(10.98)	2.13		3.82
Total from Investment Operations	6.12	6.76	(10.99)	2.18		3.87
Less Distributions to Shareholders
From net investment income	(0.02)	—	—	(0.03)		(0.04)
From net realized gains	(0.84)	—	(0.66)	(2.30)		(2.38)
Total Distributions to Shareholders	(0.86)	—	(0.66)	(2.33)		(2.42)
Increase from regulatory settlements	0.00 (c)	0.00 (c)	—	—		—
Net Asset Value, End of Period	$29.24	$23.98	$17.22	$28.87		$29.02
Total Return (d)	25.61%	39.26%	(38.72)%	7.39	%(e)(f)	14.13	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.07%	1.07%	1.05%	1.02%		1.02%
Net investment income/(loss) (g)	(0.22)%	(0.12)%	(0.04)%	0.17%		0.17%
Waiver/Reimbursement	—	—	—	0.01%		0.02%
Portfolio turnover rate	28%	27%	21%	20%		22%
Net assets at end of period (000s)	$3,639,788	$2,937,761	$2,221,100	$4,300,920		$4,067,868

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.43	$16.21	$27.39	$27.78		$26.61
Income from Investment Operations
Net investment loss (a)	(0.21)	(0.14)	(0.15)	(0.11	)(b)	(0.13)
Net realized and unrealized gain/(loss)	5.76	6.36	(10.37)	2.02		3.68
Total from Investment Operations	5.55	6.22	(10.52)	1.91		3.55
Less Distributions to Shareholders
From net realized gains	(0.84)	—	(0.66)	(2.30)		(2.38)
Total Distributions to Shareholders	(0.84)	—	(0.66)	(2.30)		(2.38)
Increase from regulatory settlements	0.00 (c)	0.00 (c)	—	—		—
Net Asset Value, End of Period	$27.14	$22.43	$16.21	$27.39		$27.78
Total Return (d)	24.81%	38.37%	(39.11)%	6.76	%(e)(f)	13.43	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.69%	1.74%	1.65%	1.59%		1.66%
Net investment loss (g)	(0.88)%	(0.77)%	(0.64)%	(0.39)%		(0.48)%
Waiver/Reimbursement	—	—	—	0.01%		0.02%
Portfolio turnover rate	28%	27%	21%	20%		22%
Net assets at end of period (000s)	$287,650	$525,072	$581,587	$1,270,292		$1,404,165

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Fund

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.23	$16.09	$27.25	$27.70		$26.58
Income from Investment Operations
Net investment loss (a)	(0.24)	(0.17)	(0.19)	(0.18	)(b)	(0.17)
Net realized and unrealized gain/(loss)	5.70	6.31	(10.31)	2.03		3.67
Total from Investment Operations	5.46	6.14	(10.50)	1.85		3.50
Less Distributions to Shareholders
From net realized gains	(0.84)	—	(0.66)	(2.30)		(2.38)
Total Distributions to Shareholders	(0.84)	—	(0.66)	(2.30)		(2.38)
Increase from regulatory settlements	0.00 (c)	0.00 (c)	—	—		—
Net Asset Value, End of Period	$26.85	$22.23	$16.09	$27.25		$27.70
Total Return (d)	24.63%	38.16%	(39.23)%	6.56	%(e)(f)	13.25	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.85%	1.89%	1.83%	1.79%		1.80%
Net investment loss (g)	(1.00)%	(0.93)%	(0.82)%	(0.60)%		(0.61)%
Waiver/Reimbursement	—	—	—	0.00	%(h)	0.02%
Portfolio turnover rate	28%	27%	21%	20%		22%
Net assets at end of period (000s)	$829,181	$736,818	$622,665	$1,312,243		$1,345,520

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Class I Shares	Period Ended December 31,
Selected data for a share outstanding throughout the period	2010(a)
Net Asset Value, Beginning of Period	$26.80
Income from Investment Operations
Net investment loss (b)	(0.01)
Net realized and unrealized gain	4.26
Total from Investment Operations	4.25
Less Distributions to Shareholders
From net investment income	(0.02)
From net realized gains	(0.84)
Total Distributions to Shareholders	(0.86)
Net Asset Value, End of Period	$30.19
Total Return (c)(d)	15.94%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.71%
Net investment income/(loss) (e)(f)	(0.13)%
Portfolio turnover rate (d)	28%
Net assets at end of period (000s)	$11,627

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$34.13	$23.03	$43.42	$40.07		$33.20
Income from Investment Operations
Net investment income (a)	0.22	0.23	0.47	0.27		0.23
Net realized and unrealized gain/(loss)	7.21	11.27	(20.20)	6.52		10.87
Total from Investment Operations	7.43	11.50	(19.73)	6.79		11.10
Less Distributions to Shareholders
From net investment income	(0.69)	(0.41)	(0.06)	(0.08)		(0.32)
From net realized gains	—	—	(0.60)	(3.36)		(3.91)
Total Distributions to Shareholders	(0.69)	(0.41)	(0.66)	(3.44)		(4.23)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00	0.00		0.00
Increase from regulatory settlements	0.00 (b)	0.01	—	—		—
Net Asset Value, End of Period	$40.87	$34.13	$23.03	$43.42		$40.07
Total Return (c)	22.23%	50.40%	(46.09)%	16.90	%(d)	34.16	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.35%	1.36%	1.31%	1.23%		1.24%
Net investment income (e)	0.62%	0.85%	1.36%	0.60%		0.61%
Waiver/Reimbursement	—	—	—	0.00	%(f)	0.01%
Portfolio turnover rate	25%	31%	38%	28%		31%
Net assets at end of period (000s)	$810,603	$578,599	$366,820	$622,901		$313,401

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$33.22	$22.41	$42.46	$39.39		$32.71
Income from Investment Operations
Net investment income/(loss) (a)	0.03	0.08	0.27	0.04		(0.00	)(b)
Net realized and unrealized gain/(loss)	7.02	10.92	(19.72)	6.39		10.66
Total from Investment Operations	7.05	11.00	(19.45)	6.43		10.66
Less Distributions to Shareholders
From net investment income	(0.31)	(0.20)	—	(0.00	)(b)	(0.07)
From net realized gains	—	—	(0.60)	(3.36)		(3.91)
Total Distributions to Shareholders	(0.31)	(0.20)	(0.60)	(3.36)		(3.98)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00	0.00		0.00
Increase from regulatory settlements	0.00 (b)	0.01	—	—		—
Net Asset Value, End of Period	$39.96	$33.22	$22.41	$42.46		$39.39
Total Return (c)	21.49%	49.36%	(46.41)%	16.25	%(d)	33.26	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.96%	2.03%	1.90%	1.81%		1.89%
Net investment income/(loss) (e)	0.08%	0.29%	0.77%	0.08%		(0.01)%
Waiver/Reimbursement	—	—	—	0.01%		0.02%
Portfolio turnover rate	25%	31%	38%	28%		31%
Net assets at end of period (000s)	$29,368	$38,835	$39,153	$103,631		$94,165

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$33.08	$22.30	$42.32	$39.35		$32.68
Income from Investment Operations
Net investment income/(loss) (a)	(0.05)	0.02	0.21	(0.06)		(0.05)
Net realized and unrealized gain/(loss)	7.03	10.89	(19.63)	6.39		10.66
Total from Investment Operations	6.98	10.91	(19.42)	6.33		10.61
Less Distributions to Shareholders
From net investment income	(0.27)	(0.14)	—	(0.00	)(b)	(0.03)
From net realized gains	—	—	(0.60)	(3.36)		(3.91)
Total Distributions to Shareholders	(0.27)	(0.14)	(0.60)	(3.36)		(3.94)
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00	0.00		0.00
Increase from regulatory settlements	0.00 (b)	0.01	—	—		—
Net Asset Value, End of Period	$39.79	$33.08	$22.30	$42.32		$39.35
Total Return (c)	21.34%	49.12%	(46.50)%	16.01	%(d)	33.14	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.11%	2.17%	2.08%	1.99%		2.01%
Net investment income/(loss) (e)	(0.13)%	0.07%	0.60%	(0.14)%		(0.14)%
Waiver/Reimbursement	—	—	—	0.00	%(f)	0.01%
Portfolio turnover rate	25%	31%	38%	28%		31%
Net assets at end of period (000s)	$110,931	$85,625	$62,906	$153,416		$99,425

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class I Shares	Period ended December 31,
Selected data for a share outstanding throughout the period	2010(a)
Net Asset Value, Beginning of Period	$37.69
Income from Investment Operations
Net investment income (b)	0.08
Net realized and unrealized gain	3.49
Total from Investment Operations	3.57
Less Distributions to Shareholders
From net investment income	(0.34)
Redemption Fees
Redemption fees added to paid in capital (b)(c)	0.00
Net Asset Value, End of Period	$40.92
Total Return (d)(e)	9.50%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.94%
Net investment income (f)(g)	0.77%
Portfolio turnover rate (e)	25%
Net assets at end of period (000s)	$66,581

(a)  Class I Shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.43	$15.90	$27.23	$28.02		$26.52
Income from Investment Operations
Net investment loss (a)	(0.15)	(0.11)	(0.14)	(0.09	)(b)	(0.10)
Net realized and unrealized gain/(loss)	5.26	6.64	(10.23)	1.01		2.21
Total from Investment Operations	5.11	6.53	(10.37)	0.92		2.11
Less Distributions to Shareholders
From net realized gains	—	—	(0.96)	(1.71)		(0.61)
Increase from regulatory settlements	—	0.00 (c)	—	—		—
Net Asset Value, End of Period	$27.54	$22.43	$15.90	$27.23		$28.02
Total Return (d)	22.78%	41.07%	(39.38)%	3.18	%(e)(f)	7.95	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.30%	1.32%	1.29%	1.25%		1.26%
Net investment loss (g)	(0.64)%	(0.64)%	(0.60)%	(0.29)%		(0.35)%
Waiver/Reimbursement	—	—	—	0.00	%(h)	0.01%
Portfolio turnover rate	32%	28%	23%	21%		13%
Net assets at end of period (000s)	$214,097	$178,605	$136,597	$245,085		$245,552

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$20.99	$14.98	$25.87	$26.87		$25.61
Income from Investment Operations
Net investment loss (a)	(0.30)	(0.22)	(0.27)	(0.25	)(b)	(0.27)
Net realized and unrealized gain/(loss)	4.91	6.23	(9.66)	0.96		2.14
Total from Investment Operations	4.61	6.01	(9.93)	0.71		1.87
Less Distributions to Shareholders
From net realized gains	—	—	(0.96)	(1.71)		(0.61)
Increase from regulatory settlements	—	0.00 (c)	—	—		—
Net Asset Value, End of Period	$25.60	$20.99	$14.98	$25.87		$26.87
Total Return (d)	21.96%	40.12%	(39.75)%	2.53	%(e)(f)	7.29	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.98%	2.02%	1.92%	1.85%		1.93%
Net investment loss (g)	(1.37)%	(1.33)%	(1.24)%	(0.87)%		(1.01)%
Waiver/Reimbursement	—	—	—	0.01%		0.02%
Portfolio turnover rate	32%	28%	23%	21%		13%
Net assets at end of period (000s)	$9,222	$20,903	$23,633	$53,820		$65,040

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn USA

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$20.84	$14.89	$25.77	$26.81		$25.59
Income from Investment Operations
Net investment loss (a)	(0.31)	(0.24)	(0.30)	(0.30	)(b)	(0.30)
Net realized and unrealized gain/(loss)	4.86	6.19	(9.62)	0.97		2.13
Total from Investment Operations	4.55	5.95	(9.92)	0.67		1.83
Less Distributions to Shareholders
From net realized gains	—	—	(0.96)	(1.71)		(0.61)
Increase from regulatory settlements	—	0.00 (c)	—	—		—
Net Asset Value, End of Period	$25.39	$20.84	$14.89	$25.77		$26.81
Total Return (d)	21.83%	39.96%	(39.87)%	2.39	%(e)(f)	7.14	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.08)%	2.13%	2.08%	2.03%		2.05%
Net investment loss (g)	(1.41)%	(1.45)%	(1.39)%	(1.07)%		(1.14)%
Waiver/Reimbursement	—	—	—	0.00	%(h)	0.01%
Portfolio turnover rate	32%	28%	23%	21%		13%
Net assets at end of period (000s)	$36,101	$32,508	$25,899	$50,743		$55,306

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Class I Shares	Period Ended December 31,
Selected data for a share outstanding throughout the period	2010(a)
Net Asset Value, Beginning of Period	$24.24
Income from Investment Operations
Net investment income (b)	(0.03)
Net realized and unrealized gain/(loss)	4.35
Total from Investment Operations	4.32
Net Asset Value, End of Period	$28.56
Total Return (c)(d)	17.82%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.94%
Net investment income (e)(f)	(0.35)%
Portfolio turnover rate (d)	32%
Net assets at end of period (000s)	$28,993

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International Select

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$23.39	$17.99	$31.74	$27.68		$20.36
Income from Investment Operations
Net investment income (a)	0.08	0.10	0.20	0.04	(b)	0.03
Net realized and unrealized gain/(loss)	4.84	5.43	(13.41)	5.91		7.29
Total from Investment Operations	4.92	5.53	(13.21)	5.95		7.32
Less Distributions to Shareholders
From net investment income	(0.30)	(0.15)	—	(0.12)		—
From net realized gains	—	—	(0.54)	(1.77)		—
Total Distributions to Shareholders	(0.30)	(0.15)	(0.54)	(1.89)		—
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00	0.00	0.00	0.00		0.00
Increase from regulatory settlements	0.00 (c)	0.02	—	—		—
Net Asset Value, End of Period	$28.01	$23.39	$17.99	$31.74		$27.68
Total Return (d)	21.41%	31.01%	(42.30)%	21.50	%(e)	35.97	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.56%	1.56%	1.54%	1.49%		1.58%
Net investment income (f)	0.33%	0.53%	0.78%	0.11%		0.11%
Waiver/Reimbursement	—	—	—	0.00	%(g)	0.02%
Portfolio turnover rate	42%	56%	68%	57%		47%
Net assets at end of period (000s)	$71,668	$64,664	$46,522	$48,538		$22,599

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$22.34		$17.16		$30.50	$26.73		$19.80
Income from Investment Operations
Net investment income/(loss) (a)	(0.06)		(0.01)		0.04	(0.13	)(b)	(0.12)
Net realized and unrealized gain/(loss)	4.62		5.17		(12.84)	5.67		7.05
Total from Investment Operations	4.56		5.16		(12.80)	5.54		6.93
Less Distributions to Shareholders
From net investment income	(0.18)		—		—	—		—
From net realized gains	—		—		(0.54)	(1.77)		—
Total Distributions to Shareholders	(0.18)		—		(0.54)	(1.77)		—
Redemption Fees
Redemption fees added to paid in capital (a)(c)	0.00		0.00		0.00	0.00		0.00
Increase from regulatory settlements	0.00	(c)	0.02		—	—		—
Net Asset Value, End of Period	$26.72		$22.34		$17.16	$30.50		$26.73
Total Return (d)	20.63	%(e)	30.19	%(e)	(42.68)%	20.69	%(e)	35.00	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.20%		2.20%		2.17%	2.10%		2.25%
Net investment income/(loss) (f)	(0.27)%		(0.05)%		0.16%	(0.45)%		(0.53)%
Waiver/Reimbursement	0.04%		0.12%		—	0.01%		0.04%
Portfolio turnover rate	42%		56%		68%	57%		47%
Net assets at end of period (000s)	$3,030		$3,887		$4,444	$11,941		$9,787

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.21	$17.08	$30.42	$26.70		$19.80
Net investment income/(loss) (a)	(0.10)	(0.06)	0.00 (b)	(0.20	)(c)	(0.15)
Net realized and unrealized gain/(loss)	4.60	5.17	(12.80)	5.69		7.05
Total from Investment Operations	4.50	5.11	(12.80)	5.49		6.90
Less Distributions to Shareholders
From net investment income	(0.13)	—	—	—		—
From net realized gains	—	—	(0.54)	(1.77)		—
Total Distributions to Shareholders	(0.13)	—	(0.54)	(1.77)		—
Redemption Fees
Redemption fees added to paid in capital (a)(b)	0.00	0.00	0.00	0.00		0.00
Increase from regulatory settlements	0.00 (b)	0.02	—	—		—
Net Asset Value, End of Period	$26.58	$22.21	$17.08	$30.42		$26.70
Total Return (d)	20.45%	30.04%	(42.79)%	20.53	%(e)	34.85	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.36%	2.42%	2.34%	2.29%		2.38%
Net investment income/(loss) (f)	(0.45)%	(0.30)%	0.01%	(0.68)%		(0.67)%
Waiver/Reimbursement	—	—	—	0.01%		0.02%
Portfolio turnover rate	42%	56%	68%	57%		47%
Net assets at end of period (000s)	$11,885	$11,096	$9,747	$13,023		$7,060

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class I Shares	Period ended December 31,
Selected data for a share outstanding throughout the period	2010(a)
Net Asset Value, Beginning of Period	$26.11
Income from Investment Operations
Net investment income (b)	0.03
Net realized and unrealized gain	2.19
Total from Investment Operations	2.22
Net Asset Value, End of Period	$28.33
Total Return (c)(d)	8.50%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	1.14%
Net investment income (e)(f)	0.44%
Portfolio turnover rate (d)	42%
Net assets at end of period (000s)	$3

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$22.81	$13.77	$27.89		$26.18		$22.47
Income from Investment Operations
Net investment loss (a)	(0.18)	(0.14)	(0.18)		(0.15)		(0.13)
Net realized and unrealized gain/(loss)	5.31	9.18	(13.25)		2.50		4.45
Total from Investment Operations	5.13	9.04	(13.43)		2.35		4.32
Less Distributions to Shareholders
From net investment income	—	—	—		—		(0.02)
From net realized gains	—	—	(0.69)		(0.64)		(0.59)
Total Distributions to Shareholders	—	—	(0.69)		(0.64)		(0.61)
Net Asset Value, End of Period	$27.94	$22.81	$13.77		$27.89		$26.18
Total Return (b)	22.49%	65.65%	(49.31	)%(c)	8.92	%(d)	19.32	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.28%	1.30%	1.24%		1.19%		1.24%
Net investment loss (e)	(0.73)%	(0.78)%	(0.80)%		(0.52)%		(0.54)%
Waiver/Reimbursement	—	—	—		0.00	%(f)	0.03%
Portfolio turnover rate	28%	19%	28%		14%		21%
Net assets at end of period (000s)	$555,263	$522,443	$395,794		$1,117,941		$940,857

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class B Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$21.41	$13.02	$26.57		$25.13		$21.71
Income from Investment Operations
Net investment loss (a)	(0.31)	(0.24)	(0.31)		(0.31)		(0.28)
Net realized and unrealized gain/(loss)	4.96	8.63	(12.55)		2.39		4.29
Total from Investment Operations	4.65	8.39	(12.86)		2.08		4.01
Less Distributions to Shareholders
From net realized gains	—	—	(0.69)		(0.64)		(0.59)
Net Asset Value, End of Period	$26.06	$21.41	$13.02		$26.57		$25.13
Total Return (b)	21.72%	64.44%	(49.62	)%(c)	8.22	%(d)	18.54	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.92%	2.01%	1.87%		1.79%		1.91%
Net investment loss (e)	(1.39)%	(1.49)%	(1.43)%		(1.12)%		(1.21)%
Waiver/Reimbursement	—	—	—		0.01%		0.03%
Portfolio turnover rate	28%	19%	28%		14%		21%
Net assets at end of period (000s)	$72,203	$88,004	$73,152		$199,182		$214,260

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Select

Class C Shares	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$21.25	$12.94	$26.46		$25.07		$21.69
Income from Investment Operations
Net investment loss (a)	(0.34)	(0.26)	(0.34)		(0.36)		(0.31)
Net realized and unrealized gain/(loss)	4.92	8.57	(12.49)		2.39		4.28
Total from Investment Operations	4.58	8.31	(12.83)		2.03		3.97
Less Distributions to Shareholders
From net realized gains	—	—	(0.69)		(0.64)		(0.59)
Net Asset Value, End of Period	$25.83	$21.25	$12.94		$26.46		$25.07
Total Return (b)	21.55%	64.22%	(49.71	)%(c)	8.04	%(d)	18.37	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.07%	2.14%	2.04%		1.98%		2.04%
Net investment loss (e)	(1.52)%	(1.62)%	(1.60)%		(1.31)%		(1.34)%
Waiver/Reimbursement	—	—	—		0.00	%(f)	0.03%
Portfolio turnover rate	28%	19%	28%		14%		21%
Net assets at end of period (000s)	$98,445	$93,121	$70,962		$197,100		$173,152

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class I Shares	Period Ended December 31,
Selected data for a share outstanding throughout the period	2010(a)
Net Asset Value, Beginning of Period	$24.74
Income from Investment Operations
Net investment income (b)	0.01
Net realized and unrealized gain	3.99
Total from Investment Operations	4.00
Net Asset Value, End of Period	$28.74
Total Return (c)(d)	16.17%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.91%
Net investment income (e)(f)	0.18%
Portfolio turnover rate (d)	28%
Net assets at end of period (000s)	$7,832

(a)  Class I Shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat Fund

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$10.90	$8.26		$12.31	$12.59	$12.49
Income from Investment Operations
Net investment income (a)	0.19	0.11		0.22	0.49	0.45
Net realized and unrealized gain/(loss)	1.67	2.53		(3.98)	0.53	0.84
Total from Investment Operations	1.86	2.64		(3.76)	1.02	1.29
Less Distributions to Shareholders
From net investment income	(0.18)	(0.00	)(b)	(0.22)	(0.51)	(0.47)
From net realized gains	—	—		(0.07)	(0.79)	(0.72)
Total Distributions to Shareholders	(0.18)	(0.00	)(b)	(0.29)	(1.30)	(1.19)
Net Asset Value, End of Period	$12.58	$10.90		$8.26	$12.31	$12.59
Total Return (c)(d)	17.28%	31.98%		(30.67)%	8.19%	10.56%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.50%	0.50%		0.50%	0.50%	0.50%
Net investment income (f)	1.64%	1.17%		1.99%	3.75%	3.53%
Waiver/Reimbursement	0.22%	0.28%		0.18%	0.18%	0.20%
Portfolio turnover rate	118%	17%		130%	128%	66%
Net assets at end of period (000s)	$44,527	$42,976		$41,032	$53,246	$58,013

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.93	$8.32	$12.38	$12.62	$12.51
Income from Investment Operations
Net investment income (a)	0.13	0.06	0.16	0.42	0.38
Net realized and unrealized gain/(loss)	1.67	2.55	(4.00)	0.54	0.84
Total from Investment Operations	1.80	2.61	(3.84)	0.96	1.22
Less Distributions to Shareholders
From net investment income	(0.09)	—	(0.15)	(0.41)	(0.39)
From net realized gains	—	—	(0.07)	(0.79)	(0.72)
Total Distributions to Shareholders	(0.09)	—	(0.22)	(1.20)	(1.11)
Net Asset Value, End of Period	$12.64	$10.93	$8.32	$12.38	$12.62
Total Return (b)(c)	16.64%	31.37%	(31.10)%	7.71%	9.91%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	1.00%	1.00%	1.00%	1.00%	1.06%
Net investment income (e)	1.10%	0.64%	1.45%	3.25%	2.99%
Waiver/Reimbursement	0.28%	0.32%	0.20%	0.19%	0.23%
Portfolio turnover rate	118%	17%	130%	128%	66%
Net assets at end of period (000s)	$28,752	$32,758	$36,673	$67,709	$72,367

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.91	$8.33	$12.37	$12.62	$12.51
Income from Investment Operations
Net investment income (a)	0.10	0.03	0.13	0.39	0.36
Net realized and unrealized gain/(loss)	1.68	2.55	(3.97)	0.53	0.84
Total from Investment Operations	1.78	2.58	(3.84)	0.92	1.20
Less Distributions to Shareholders
From net investment income	(0.07)	—	(0.13)	(0.38)	(0.37)
From net realized gains	—	—	(0.07)	(0.79)	(0.72)
Total Distributions to Shareholders	(0.07)	—	(0.20)	(1.17)	(1.09)
Net Asset Value, End of Period	$12.62	$10.91	$8.33	$12.37	$12.62
Total Return (b)(c)	16.43%	30.97%	(31.20)%	7.36%	9.72%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (e)	0.88%	0.39%	1.23%	3.02%	2.81%
Waiver/Reimbursement	0.24%	0.30%	0.20%	0.19%	0.23%
Portfolio turnover rate	118%	17%	130%	128%	66%
Net assets at end of period (000s)	$21,866	$21,090	$24,383	$26,908	$27,375

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Does not include expenses of the investment companies in which the Fund invests.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Adviser). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has five classes of shares: – Class A, Class B, Class C, Class I and Class Z – except Columbia Thermostat Fund, which does not have Class I shares. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class I shares.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

The financial highlights for the Fund's Class Z shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of each Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

• Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Funds would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's Valuation Committee that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Funds' Valuation Committee that relies on significant unobservable inputs.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward foreign currency exchange contracts to buy or sell a foreign currency when the Adviser believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Adviser does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (PFIC) adjustments, short-term capital gain distributions from investments in mutual funds and proceeds from litigation settlements were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
(in thousands)
Columbia Acorn Fund	$590	$(589)	$(1)
Columbia Acorn International	43,968	(42,361)	(1,607)
Columbia Acorn USA	6,009	—	(6,009)
Columbia Acorn International Select	330	(284)	(46)
Columbia Acorn Select	2,926	(2,926)	—
Columbia Thermostat Fund	92	(92)	—

Net investment income/(loss) and net realized gains/(losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	December 31, 2010		December 31, 2009
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$21,020	$496,293	$20,981	$—
Columbia Acorn International	122,919	—	60,207	—
Columbia Acorn USA	—	—	—	—
Columbia Acorn International Select	6,107	—	3,533	—
Columbia Acorn Select	—	—	—	—
Columbia Thermostat Fund	1,666	—	122	—

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
(in thousands)
Columbia Acorn Fund	$38,838	$183,753	$6,469,997
Columbia Acorn International	156,914	—	1,662,843
Columbia Acorn USA	—	—	513,833
Columbia Acorn International Select	5,840	—	112,829
Columbia Acorn Select	31,148	—	598,661
Columbia Thermostat Fund	1,509	—	18,580

*The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011- 2015	2016	2017	2018	Total
(in thousands)
Columbia Acorn International	$—	$—	$386,385	$—	$386,385
Columbia Acorn USA	—	—	28,408	—	28,408
Columbia Acorn International Select	—	—	36,610	—	36,610
Columbia Acorn Select	—	3,592	115,445	—	119,037
Columbia Thermostat Fund	—	5,193	21,738	2,954	29,885

Capital loss carryforwards that were utilized for the Funds during the year ended December 31, 2010 were as follows:

(in thousands)
Columbia Acorn Fund	$409,911
Columbia Acorn International	238,546
Columbia Acorn USA	85,334
Columbia Acorn International Select	40,289
Columbia Acorn Select	8,679

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Funds is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisors, LLC (CMIA), (formerly, Riversource Investments, LLC), which in turn is a, wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

After the close of business on April 30, 2010 (the Closing), Ameriprise Financial acquired from Bank of America Corporation (BoA), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Funds approved a new investment advisory agreement with CWAM to provide advisory services to the Funds. There were no changes to the Funds' advisory fee rate under the new agreement.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the year ended December 31, 2010, the Funds' effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.77%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding annually the average daily net assets of the Funds as follows:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.30%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2011. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select and Columbia Thermostat Fund for the year ended December 31, 2010, were $1,817 and $266,413, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2010, each Fund's effective administration fee rate was 0.04% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC (CMA) an indirect, wholly owned subsidiary of Bank of America Corporation (BOA), responsibility to provide certain sub-administrative services to the Funds. Following the Closing, Columbia Management succeeded CMA as sub-administrator and continued providing certain sub-administrative services to the Funds.

Prior to the Closing, Columbia Management Distributors, Inc., an indirect subsidiary of BOA, served as the Funds' distributor and principal underwriter. In connection with the Closing, Columbia Management Investment Distributors, Inc., (formerly, Riversource Fund Distributors, Inc.) (CMID) a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Funds. There were no changes to the underwriting discount structure of the Funds or the service or distribution fee rates paid by the Funds as a result of the Closing.

For the year ended December 31, 2010, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund have been advised that CMDI retained $420,069 in underwriting discounts in connection with redemptions of Class A shares and received CDSCs of $4,038, $213,466 and $48,376, in connection with Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMID receives no compensation with respect to Class Z shares.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Funds and contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. Following the Closing, Columbia Management Investment Services Corp. (CMIS), (formerly, Riversource Service Corporation), a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Funds. The transfer agent fee rates paid by the Funds did not change as a result of the change in transfer agent. For its services, each Fund pays CMIS a monthly fee at the annual rate of $17.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Class I shares do not pay transfer agent fees.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On December 31, 2010, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 35, 36, 47, 58 and 70, respectively.

During the year ended December 31, 2010, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$12,585	$683
Columbia Acorn International	7,383	1,715
Columbia Acorn USA	704	1,016
Columbia Acorn International Select	334	381
Columbia Acorn Select	1,350	12,647

5.  Objectives and Strategies for Investing in Derivative Instruments

Columbia Acorn International uses derivative instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following note provides more detailed information about the derivative type held by the Columbia Acorn International:

Forward Foreign Currency Exchange Contracts

• The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

• The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to seek to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to seek to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2010, Columbia Acorn International entered into 146 forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International's derivative instruments as of December 31, 2010.

  Fair Value of Derivative Instruments

Asset
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$11,287

The effect of derivative instruments on Columbia Acorn International's Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$34,627	$8,803

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the year ended December 31, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2011.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2010, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$4,129,651
Proceeds from sales	4,459,270

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,668,861
Proceeds from sales	1,164,147

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$454,468
Proceeds from sales	469,161

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$163,811
Proceeds from sales	204,032

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$580,228
Proceeds from sales	529,594

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$146,478
Proceeds from sales	174,366

8.  Redemption Fees

For the year ended December 31, 2010, the redemption fees imposed by Columbia Acorn International and Columbia Acorn International Select amounted to approximately $239,708 and $10,223, respectively, and are accounted for as additions to paid in capital. Effective September 1, 2010, Columbia Acorn International and Columbia Acorn International Select ceased to impose redemption fees.

9.  Regulatory Settlements with Third Parties

During the year ended December 31, 2010, Columbia Acorn International and Columbia Acorn International Select received payments totaling $446,565 and $46,265, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

10.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

**********

CWAM and the Trustees of the Trust (collectively, the Columbia defendants) were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed.

Columbia Acorn Trust and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the contingent deferred sales charge (CDSC) assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties to the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and, (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010.

On October 21, 2010, the court held a final hearing regarding the MDL settlements and on October 25, 2010 issued a final judgment and related orders that: (a) approved the settlements as fair, reasonable and adequate, and in the best interests of members of both the plaintiff class and current shareholders of the Columbia funds, including the Columbia Acorn Funds; (b) dismissed with prejudice all complaints against the Columbia defendants; and (c) approved a plan of distribution for the amounts due to the plaintiff class as established in the settlements. The orders of settlement do not create any liability for the Columbia Acorn Funds.

CWAM believes that the lawsuits described in the four preceding paragraphs are not likely to materially affect its ability to provide investment management services to the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2011

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (Unaudited) — Class A, B, C, I and Z shares

Columbia Acorn Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2010 $714,049, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2010 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2010 may represent qualified dividend income.

Columbia Acorn International

Foreign taxes paid during the fiscal years ended December 31, 2010 and 2009 of $7,871 and $1,789, respectively, are being passed through to shareholders. These represent $0.05 and $0.01 per share, respectively. Eligible shareholders may claim these amounts as a foreign tax credit.

Gross income derived from sources within foreign countries was $104,523 ($0.70 per share) for the fiscal year ended December 31, 2010.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010 may represent qualified dividend income.

Columbia Acorn International Select

Foreign taxes paid during the fiscal year ended December 31, 2010, of $516 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $8,297 ($0.52 per share) for the fiscal year ended December 31, 2010.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010 may represent qualified dividend income.

Columbia Thermostat Fund

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2010 qualified for the corporate dividends received deduction.

Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:

Laura M. Born, 45, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	10	Wanger Advisors Trust

Michelle L. Collins, 50, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Wanger Advisors Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) (until October 2007).

Maureen M. Culhane, 62, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	10	Wanger Advisors Trust

Margaret M. Eisen, 57, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Wanger Advisors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

John C. Heaton, 51, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; financial consultant.	10	Wanger Advisors Trust

Steven N. Kaplan, 51, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

David C. Kleinman, 75, Trustee(1)	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Wanger Advisors Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 74, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Wanger Advisors Trust

David B. Small, 54, Trustee	2010	Managing Director, Chairman of Investment Committee, Grosvenor Capital Management, L.P. (investment adviser).	10	Wanger Advisors Trust

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust: (continued)

James A. Star, 49, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment adviser) since 2003; associated with Longview or its predecessors and affiliates since 1994.	10	Wanger Advisors Trust

Trustees who are interested persons of Columbia Acorn Trust:

Charles P. McQuaid, 57, Trustee and President(2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	10	Wanger Advisors Trust

David J. Rudis, 57, Trustee(3)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 to 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 to 2007.	10	Wanger Advisors Trust

Trustee Emeritus

Ralph Wanger, 76, Trustee Emeritus(4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Wanger Advisors Trust

Officers of Columbia Acorn Trust:

Ben Andrews, 44, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None

Michael G. Clarke, 41, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Family of Funds and affiliated funds since 2002.	10	None

Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	10	None

P. Zachary Egan, 42, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

John Kunka, 40, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Joseph C. LaPalm, 41, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

Bruce H. Lauer, 53, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes III, 46, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None

Robert A. Mohn, 49, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher J. Olson, 46, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Scott R. Plummer, 51 Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessor) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessor) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Family of Funds since May 2010.	10	None

Christopher O. Petersen, 41 Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.	10	None

Robert P. Scales, 58, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Linda Roth-Wiszowaty, 41, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Kleinman retired at the end of calendar year 2010.

(2)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Rudis commenced service as a Trustee on January 1, 2011. Mr. Rudis is an "interested person" of Columbia Acorn Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive.

(4)  As permitted under the Columbia Acorn Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Columbia Acorn Family of Funds

Fourth Quarter Class A, B, C and I Share Information (Unaudited)

Minimum Initial Investment in all Funds	$2,000 for most Investors $1,000 for an IRA
Minimum Subsequent Investment in all Funds	$100
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B*	Class C	Class I**
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.18%	0.30%	0.21%	0.07%
Net Expense Ratio	1.07%	1.69%	1.85%	0.71%
Columbia Acorn International	Class A	Class B*	Class C	Class I**
Management Fees	0.77%	0.77%	0.77%	0.77%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.33%	0.44%	0.34%	0.17%
Net Expense Ratio	1.35%	1.96%	2.11%	0.94%
Columbia Acorn USA	Class A	Class B*	Class C	Class I**
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.19%	0.37%	0.22%	0.08%
Net Expense Ratio	1.30%	1.98%	2.08%	0.94%
Columbia Acorn International Select	Class A	Class B*	Class C	Class I**
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.37%	0.51%	0.42%	0.20%
Net Expense Ratio	1.56%	2.20%	2.36%	1.14%
Columbia Acorn Select	Class A	Class B*	Class C	Class I**
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.21%	0.35%	0.25%	0.09%
Net Expense Ratio	1.28%	1.92%	2.07%	0.91%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses***	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the year ended December 31, 2010. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of the contractual undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of the Funds as follows:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.30%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice. Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2011. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds no longer offer Class B shares (other than through dividend reinvestment).

  **  Class I shares were initially offered by the Funds on September 27, 2010.

  ***  Does not include estimated fees and expenses of 0.79% incurred by the Fund from the underlying portfolio funds in which it invests.

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Columbia Acorn Family of Funds

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

Transfer Agent, Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*As of May 1, 2010

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at http://institutional.columbiamanagement.com.

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

PRESORTED

FIRST-CLASS MAIL

U.S. POSTAGE PAID

HOLLISTON, MA

PERMIT NO. 20

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C and I Shares

Annual Report, December 31, 2010

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

C-1446 A (2/11) 113563

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C and I Shares

Annual Report, December 31, 2010

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiamanagement.com

C-1446 A (2/11) 113563

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C and I Shares

Annual Report, December 31, 2010

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

C-1446 A (2/11) 113563

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)         During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Laura M. Born, Michelle L. Collins and David C. Kleinman, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Born, Ms. Collins and Mr. Kleinman are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$219,500	$215,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$15,800	$11,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing. Fiscal year 2010 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger.

During the fiscal years ended December 31, 2010 and December 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$41,500	$40,600

Tax Fees incurred in both fiscal years 2010 and 2009 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2010 and December 31, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$135,000	$136,200

In both fiscal years 2010 and 2009, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2010 and December 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$192,300	$187,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)        There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/Robert Mohn
Robert Mohn, Principal Executive Officer

Date	February 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Robert Mohn
Robert Mohn, Principal Executive Officer

Date	February 18, 2011

By (Signature and Title)	/s/Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 18, 2011